REGISTRATION STATEMENT FILE NO. 333-26519
9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
POST-EFFECTIVE AMENDMENT NO.
5
ON FORM S-
1
REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation or organization)
6311
(Primary Standard Industrial Classification Code Number)
13-3690700
(I.R.S. Employer Identification Number)
285 Madison Avenue, New York, NY 10017

(980) 365-7100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Brighthouse Life Insurance Company of NY

c/o C T Corporation System

28 Liberty Street

New York, NY 10005

(800) 448-5350
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies to:
Dodie
C.
Kent

Eversheds Sutherland (US) LLP

1114 Avenue of the Americas, 40
th
Floor

New York, NY 10036
As soon as practicable following the effectiveness of the registration statement
(Approximate date of commencement of proposed sale to the public)
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to
Rule 415 under the Securities Act of 1933, check the following box:
☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
☐
If this Form is a post-effective amendment filed pursuant to rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,”
“accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer filer ☐	Accelerated filer filer ☐
Non-accelerated filer ☒	Smaller reporting company filer ☐
Emerging growth company filer ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

BRIGHTHOUSE SHIELD
®
LEVEL SELECT
6
-YEAR ANNUITY
Brighthouse Shield
®
Level Select
6
-Year Annuity is an individual single premium deferred index-linked separate account annuity contract (the “Contract”) issued by Brighthouse Life Insurance Company of NY (“BLNY”, the “Company”, “we”, “our” or “us”).
This Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. This version of the Contract is only available in New York state.
BLNY is located at 285 Madison Avenue, New York, NY 10017. The telephone number is
1-888-243-1932
. Brighthouse Securities, LLC, 11225 North Community House Road, Charlotte, NC 28277, is the
principal underwriter and distributor of the Contracts.
The Risk Factors for this Contract appear on Page
14
.
Please read the prospectus carefully before investing and keep it for future reference. This prospectus includes important information including a description of all material features, rights and obligations of the Contract. BLNY’s obligations under the Contract are subject to our financial strength and claims-paying ability.
The Contract offers
various Shield Options which provide certain protections in that the Company will absorb specified levels of negative indexed returns.
The indexed returns may be positive, negative or zero and investment in the contract may result in a loss of principal. In some instances the investment loss for this product may be significantly greater than the potential investment gain. We are not obligated to offer any one particular Shield Option, but after your Contract is issued, there will always be one Shield Option available although it may not be substantially similar to one of the currently available Shield Options. If we were to offer only one Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS”
section, including the requirement to remain invested in the Fixed Account until the Interest Rate Term End Date), surrender your Contract, and/or invest in another investment vehicle. If you surrender your Contract, you might incur surrender charges, taxes, tax penalties, or other adjustments. If you invest in another investment vehicle, that investment may have different features, fees, and risks that your Contract.
Index-linked annuity contracts are
complex insurance and investment vehicles.
Before you invest, be sure to ask your financial representative about the
Contract’s features, benefits, risks and fees, and whether the Contract is appropriate for you based upon your financial situation and objectives.
Neither the Securities and Exchange Commission
(the “SEC”)
nor any state securities commission has
approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Mutual funds, annuities and insurance products are not deposits of any bank and are not insured or
guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government agency. You may lose money invested in the Contract.
The Contracts may be distributed through broker-dealers that have relationships with banks or other financial institutions or by employees of such banks. However, the Contracts are not deposits or obligations of, or guaranteed by such institutions or any Federal regulatory agency. Investment in the
Contract
involves investment risks,
including possible loss of principal.
The principal underwriter of the Contract is Brighthouse Securities, LLC. The offering of the Contract is intended to be continuous.
Prospectus dated
May

,
2023

STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
As of the date of this prospectus, BLNY relies on the exemptions provided by Rule 12h-7 under the Securities Act of
1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

Special Terms
In this prospectus, the following capitalized terms have the indicated meanings:
Account Value.
 The total of the Fixed Account Value and the value of the Shield Option(s) under the Contract during the
Accumulation Period.
Accrued Cap Rate.

The portion of the Cap Rate that has accrued from the Term Start Date to any day within the Term. This is the maximum Index Performance that may be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is greater than zero. For Contracts issued before January 1, 2023, the Accrued Cap Rate is equal to the

Cap Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.

For Contracts issued on or after January 1, 2023, the Accrued Cap Rate is a fixed percentage of the Cap Rate during the

Vested Period, and increases daily after the end of the Vested Period until it fully accrues at the Term End Date. Specifically,

the Accrued Cap Rate is

equal to the Cap Rate multiplied by the greater of (i) the Vested Period divided by the total number of days in the Term; or (ii) the number of days elapsed since the Term Start Date divided by the total number of days in the Term.
Accrued Shield Rate.
 The portion of the Shield Rate that has accrued from the Term Start Date to any day within the Term.

This is the amount that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index

Performance is less than zero. For Contracts issued before January 1, 2023, the Accrued Shield Rate is equal to the Shield

Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term. For

Contracts issued on or after January 1, 2023, the Accrued Shield Rate is a fixed percentage of the Shield Rate during the

Vested Period, and increases daily after the end of the Vested Period until it fully accrues at the Term End Date. Specifically,

the Accrued Shield Rate is

equal to the Shield Rate multiplied by the greater of (i) the Vested Period divided by the total number of days in the Term; or (ii) the number of days elapsed since the Term Start Date divided by the total number of days in the Term.
Accrued Step Rate.
 The portion of the Step Rate that has accrued from the Term Start Date to any day within the Term. This is the rate that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index Performance is equal to or greater than zero. For Contracts issued before January 1, 2023, the Accrued Step Rate is equal to the Step Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term. For
Contracts issued on or after January 1, 2023, the Accrued Step Rate is a fixed percentage of the Step Rate during the Vested
Period, and increases daily after the end of the Vested Period until it fully accrues at the Term End Date. Specifically, the
Accrued Step Rate is
equal to the Step Rate multiplied by the greater of (i) the Vested Period divided by the total number of days in the Term; or (ii) the number of days elapsed since the Term Start Date divided by the total number of days in the Term.
Accumulation Period.
 The period prior to the Annuity Date.
Annuitant.
 The natural person(s) listed on the Contract Schedule on whose life Income Payments are based. Any reference to Annuitant will also include any Joint Annuitant under an Annuity Option.
Annuity Date.
 A date on which you choose to begin receiving Income Payments. If we agree, you may change the Annuity
Date, subject to certain requirements. If you do not choose an Annuity Date, the Annuity Date will be the Annuity Date indicated on the Contract Schedule.
Annuity Service Office.
 The office indicated on the Contract Schedule to which notices and requests must be sent, or as otherwise changed by Notice from us.
BLNY (“we,” “us,” “our”).
Brighthouse Life Insurance Company of NY.
Beneficiary.
 The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant.
Brighthouse Securities.
 Brighthouse Securities, LLC.
Business Day.
 Our “business day” is generally any day the NYSE is open for regular trading. For purposes of administrative requests and transactions, a Business Day ends at 4:00 PM Eastern Standard Time. If the SEC determines the existence of emergency conditions on any day, and consequently, the NYSE does not open, then that day is not a Business Day.
Cap Rate.
The maximum rate that may be credited at the Term End Date based on Index Performance.
The Cap Rate may
vary between Shield Options and it is not an annual rate.
Code.
 The Internal Revenue Code of 1986, as amended, and all related laws and regulations, which are in effect during the term of the Contract.
Contract.
 The legal agreement between you and BLNY. It contains relevant provisions of your deferred annuity.

Contract Anniversary.
 An anniversary of the Issue Date of the Contract.
Contract Schedule.
 The schedule attached to your Contract.
Contract Year.
 A one-year period starting on the Issue Date and on each Contract Anniversary thereafter.
Death Benefit Amount.
For Owners age 76 or older at the Issue Date of the Contract, the standard death benefit is the
Account Value. For Owners age 75 or younger at the Issue Date of the Contract, the standard death benefit (known as the
Return of Premium death benefit) is the greater of the Account Value or your Purchase Payment (reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal (including any applicable Withdrawal Charge)). The Death Benefit Amount is determined as of the end of the Business Day on which we have received Notice of due proof of death and an acceptable election for the payment method.
ERISA.
    Employee Retirement Income Security Act of 1974, as amended.
Exchange Act.
 Securities Exchange Act of 1934, as amended.
FDIC.
 Federal Deposit Insurance Corporation.
FINRA.
 Financial Industry Regulatory Authority.
Fixed Account.
 An account, if available, that consists of all of the assets under the Contract other than those in the
Separate Account. You may allocate your Purchase Payment or transfer your Investment Amount to the Fixed Account. The
Fixed Account is part of the General Account assets of BLNY.
Fixed Account Value.
The initial Fixed Account Value is the amount of your Purchase Payment initially allocated to the Fixed
Account. Thereafter, the Fixed Account Value equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, including any transfers, whichever is applicable; plus (b) any interest credited by us; less (c) the amount of any withdrawals including any Withdrawal Charges; and less (d) any Premium or Other Taxes, if applicable.
Free Look.
If you change your mind about owning the Contract, you can cancel it within 10 days after receiving it. This is known as a “Free Look.”  We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity
Service Office) or to the financial representative who sold it. When you cancel the Contract within this Free Look period, we will not assess a Withdrawal Charge. You will receive (i) whatever your Contract is worth on the day that we receive your cancellation request, plus (ii) the sum of all fees, taxes and charges deducted from the Purchase Payment during the Free
Look period. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the
Account Value of your Contract during the Free Look period.
Free Withdrawal Amount.
The Free Withdrawal Amount in the first Contract Year is zero. Thereafter, the Free Withdrawal
Amount each Contract Year is equal to 10% of your Account Value as of the prior Contract Anniversary, less the total amount withdrawn from the Account Value in the current Contract Year. The Free Withdrawal Amount is non-cumulative and is not carried over to other Contract Years.
General Account.
 Comprised of BLNY’s assets, other than assets in any separate accounts it may maintain.
Good Order.
 A request or transaction generally is considered in “Good Order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Shield Options, or the Fixed Account if applicable, affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the contract), if necessary; Social Security Number or Tax I.D.; and
any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents.
With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial representative before submitting the form or request.
Income Payments.
 A series of payments made by us during the Income Period, which we guarantee as to dollar amount.
Income Period.
 A period starting on the Annuity Date during which Income Payments are payable.
Index (Indices).
We currently offer Shield Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of Indices. We may also add other indices for new Contracts at our discretion.

Index Performance.
 The percentage change in the Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. Index Performance can be positive, zero or negative.
Index Value.
 The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business
Day. The Index Value on any day that is not a Business Day is the value as of the prior Business Day.
Interest Rate Term.
 The length of time over which the current Fixed Account interest rate is guaranteed. No Interest Rate
Term will extend beyond the Annuity Date. The minimum Interest Rate Term depends on the date your Contract is issued but will not be less than one (1) year.
Interest Rate Term End Date.
 The Contract Anniversary on which an Interest Rate Term ends.
Interest Rate Term Start Date.
 The Contract Anniversary on which an Interest Rate Term is established. If chosen at issue, the initial Interest Rate Term Start Date begins on the Issue Date or otherwise it will begin on the first Contract Anniversary on which you allocate to the Fixed Account.
Interim Value.
 For each Shield Option, the value we assign on any Business Day prior to the Term End Date. During the
Transfer Period, the Interim Value of each Shield Option
is
equal
to
the Investment Amount
at the Term End Date
in that Shield
Option. After the Transfer Period, the Interim Value of that Shield Option is equal to the Investment Amount at the Term Start
Date in that
Shield Option, adjusted for the Index Performance of the associated Index and subject to the applicable Accrued
Shield Rate, Accrued Cap Rate or Accrued Step Rate. The Interim Value is the amount that is available for annuitization, death benefits, withdrawals and Surrenders.
Investment Amount.
 The Investment Amount, for
any
Shield Option, is the amount that is allocated to the Shield Option at
the Term
Start
Date
,
reduced proportionately for any withdrawals
(
including
any
applicable Withdrawal Charge) at the time of
such withdrawals
by the same percentage that the withdrawal reduces the Interim Value attributable to that Shield Option
,
and then, at Term End Date, adjusted by the Performance Rate
.
The remaining Investment Amount after a withdrawal will be
used as the new Investment Amount for the Term until the Term End Date or the next Interim Value calculation for that Shield
Option.
Issue Date.
    The date the Contract is issued.
Joint Annuitant.
 If there is more than one Annuitant, each Annuitant will be a Joint Annuitant of the Contract.
Joint Owner.
 If there is more than one Owner, each Owner will be a Joint Owner of the Contract. Joint Owners are limited to natural persons.
Maturity Date.
 The Maturity Date is specified in your Contract and is the first day of the calendar month following the
Annuitant’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. The Contract will be annuitized at the Maturity Date.
Minimum Account Value.
    $2,000. If your Account Value falls below the Minimum Account Value as a result of a withdrawal we will treat the withdrawal request as a request for a full withdrawal.
Minimum Guaranteed Cap Rate.

The actual Minimum Guaranteed Cap Rate for your Contract is the amount shown on your

Contract Schedule. For Contracts issued before January 1, 2023, the rate will not be less than 2% for Shield Options with a

1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term. For Contracts issued on or after January 1, 2023, the rate will not be less than what is shown in the Minimum Guaranteed Cap Rates table. See “RATE

CREDITING TYPES — Cap Rate."
Minimum Guaranteed Interest Rate.
 The current Minimum Guaranteed Interest Rate will not be less than 1%. This interest rate is guaranteed to be a rate not less than the minimum interest rate allowed by state law—see Appendix D. The actual Minimum Guaranteed Interest Rate for your Contract is the amount shown on your Contract Schedule and applies only to amounts in the Fixed Account.
Minimum Guaranteed Step Rate.
 The actual Minimum Guaranteed Step Rate for your Contract is the amount shown on your Contract Schedule. For Contracts issued before January 1, 2023, the rate will not be less than 1.5%. For Contracts issued on or after January 1, 2023, the rate will not be less than 5% for Shield Options with a 1-Year Term and a Shield Rate of

Shield 10.
Notice.
 Any form of communication providing information we need, either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Annuity Service Office and received in Good Order. To be effective for a Business Day, a Notice must be received in Good Order prior to the end of that Business Day.
NYSE.
 New York Stock Exchange.

Owner (“you”, “yours”).
 The person(s) entitled to the ownership rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or certain other legal entities. If
Joint Owners are named, all references to Owner shall mean Joint Owners.
Performance Rate.
 The

Performance Rate is based on the Index Performance,

adjusted as follows
. Prior to Term End Date,

the Index Performance is adjusted for the applicable Accured Shield Rate, Accrued Cap Rate or Accrued Step Rate. On the

Term End Date, the Index Performance is

adjusted for the applicable Shield Rate, Cap Rate or Step Rate. The Performance

Rate can be positive, zero or negative. At the

Term End Date
, any increase or reduction in the Investment Amount in a

particular Shield Option is determined

by multiplying
 the Performance Rate by the Investment Amount of the Shield Option on

the last day of the Term.
Performance Rate Adjustment.
 The adjustment made to the Investment Amount for each Shield Option on any day during the Term, up to, and including, the Term End Date.
This adjustment is based on the Performance Rate. This adjustment can be positive, zero or negative. When the Performance Rate Adjustment is positive we may also refer to this adjustment as “earnings.” When the Performance Rate Adjustment is negative we may also refer to this adjustment as “losses.”

Premium Tax.
The amount of tax, if any, charged by the state or municipality. New York state does not currently assess
Premium Taxes on Purchase Payments.
Purchase Payment.
 The amount paid to us under the Contract as consideration for the benefits it provides.
Rate Crediting Type.
 Either the Cap Rate or the Step Rate.
RMD.
 Required Minimum Distribution.
SEC.
 Securities and Exchange Commission.
Separate Account.
The separate account is Brighthouse Separate Account SA II.
Shield 10.
The Contract provides downside protection through the Shield 10, which is a Shield Rate where negative Index
Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15.
The Contract provides downside protection through the Shield 15, which is a Shield Rate where negative Index
Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25.
The Contract provides downside protection through the Shield 25, which is a Shield Rate where negative Index
Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.
Shield Rate.
The amount of any negative Index Performance that is absorbed by us at the Term End Date. Any negative
Index Performance beyond the Shield Rate will reduce the Investment Amount associated with the Shield Option.
The Shield
Rate may vary between Shield Options and it is not an annual rate.
We currently offer the following Shield Rates: Shield
10, Shield 15 and Shield 25.
Shield Option.
You may allocate your Purchase Payment or transfer your Investment Amount to one or more of the available
Shield Options. Each Shield Option offered through this Contract has an associated Term, Index, Shield Rate and either a Cap
Rate or Step Rate.
Step Rate.
The rate credited at the Term End Date if the Index Performance is equal to or greater than zero.
The Step Rate
may vary between Shield Options and it is not an annual rate.
Surrender.
 A full withdrawal of your Account Value.
Term.
The Term is the number of years that the Shield Option is in effect. We currently offer Terms of 1 year, 3 years or 6 years. The Initial Term(s) begin on the Issue Date.
Term End Date.
 The Contract Anniversary on which a Shield Option ends.
Term Start Date.
The Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the current Term you have selected.
Transfer Period.
 The five (5) calendar days following the Contract Anniversary coinciding with the Term End Date for each applicable Shield Option and/or the Interest Rate Term End Date for the Fixed Account, during the Accumulation Period.

Vested Period.
   Equals 60 days multiplied by the total number of years in the Term plus 180 days.

The Vested Period is the

first part of a Term

during which a certain number of days

are counted as automatically vested when calculating the

applicable

Shield Rate, Cap Rate, or Step Rate remains at a fixed percentage of the full Shield Rate, Cap Rate, or Step Rate

(which therefore results in the applicable Shield Rate, Cap Rate or Step Rate remaining a fixed percentage during the

Vested

Period
)
.

After

the Vested Period

ends,

the

Shield Rate,

Cap Rate
,

or

Step increases daily until it fully accrues at the Term End

Date
. The Vested Period begins on the Term Start Date and applies to Contracts issued on or after January 1, 2
023
.
Withdrawal Charge.
A charge applied to the percentage of the amount withdrawn from your Account Value in a Contract
Year in excess of the Free Withdrawal Amount.

Summary
The Brighthouse Shield
®
Level Select 6-Year Annuity is an individual single premium deferred index-linked separate account annuity contract (the “Contract”) issued by BLNY, that provides for the potential accumulation of retirement savings.
The Contract is intended for retirement or other long term investment purposes.
This version of the Contract is only available in New York state.
The Contract offers various Shield Options, which permit Owners to potentially receive interest equal to the percentage returns of certain indices, up to a Cap Rate or Step Rate, with guarantees against a specified level of negative returns—
guarantees we call “Shield Rates.” We currently offer Shield Options based on indices. Additionally, each Shield Option has a
Term of 1, 3 or 6 years in length, a Shield Rate (Shield 10, Shield 15 or Shield 25) and Rate Crediting Type (Cap Rate or Step
Rate). For each Shield Option, you select the Term, the Shield Rate and which Index you want the performance of your
Contract to be based on. If you select a Shield 10 with a 1-Year Term, you may also select whether you want your Contract performance based on the Cap Rate or Step Rate. A Fixed Account that guarantees a fixed rate of interest may also be available.
Unless you allocate your Purchase Payment to the Fixed Account, you may lose money by investing in the
Contract.
The Cap Rate and Step Rate (each, a “Rate Crediting Type”) are the two ways we offer that you can potentially receive interest based on the upside performance of an Index. The Cap Rate is the maximum rate that may be credited at the Term
End Date based on Index Performance and the Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero.
The protections specified by the Shield Rate and the level of positive investment experience that can be credited to Account Value allowed by the Cap Rate or specified by the Step Rate are only fully available for amounts held until the end of the Term.
New Cap Rates and Step Rates are declared for each subsequent Term. There are two ways you may find out what the renewal Cap Rates and Step Rates will be for a subsequent Term. Thirty (30) days before the current Term expires we will mail you a Notice indicating your maturing Shield Options and how you can obtain the new Cap Rates and Step Rates. You may also access
our
website at
https://www.brighthousefinancial.com/products/annuities/shield-annuities/shield-rates/
where at
least two months of renewal Cap Rates and Step Rates are posted – i.e., for the current month and the following month. See
“RATE CREDITING TYPES.”
You may withdraw a portion or all of your Account Value at any time until you commence receiving Income Payments, subject to an adjustment to the Investment Amounts. Depending on the performance of the Indices you choose, this adjustment may be substantial. Withdrawal Charges may also apply. The protections offered by the Shield Rate as to amounts withdrawn when there has been adverse investment experience to date is reduced based on the length of time remaining in the Term when the withdrawal is made. In addition, the Step Rate and the upper limit specified by the Cap Rate are reduced as to amounts withdrawn before the end of the Term based on the length of time remaining in the Term when the withdrawal is made.
When you purchase the Contract, if you are age 76 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 75 or younger at the Issue Date of the Contract, the standard death benefit (known as the Return of Premium death benefit) will be the greater of your (i) Account Value or (ii) Purchase Payment, reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal (including any applicable Withdrawal Charge).
Like all annuity contracts the Contract offers a range of annuity options, which provide Income Payments for your lifetime.
We have the right to substitute a comparable index prior to the Term End Date if any Index is discontinued or, at our sole discretion, we determine that our use of such Index should be discontinued, or if the calculation of an Index is substantially changed. See “An Index may be Substituted.”
See “SPECIAL TERMS” in this prospectus for more detailed explanations of the terms associated with the Shield Options.
The following chart describes the key features of the Contract. Please read this prospectus for more detailed information about the Contract.
Key Features of the Contract
Contract	Individual single premium deferred index-linked separate account annuity contract.

Purchase Payment	The minimum Purchase Payment: $25,000. Prior approval required for a Purchase Payment of less than $25,000 or $1,000,000 or more.
Owner and Annuitant Issue Ages	0-85
Contract Periods	The Contract has two periods: • The Accumulation Period, the period prior to the Annuity Date; and • The Income Period, which begins on the Annuity Date and during which Income Payments are provided.
Account Value	The total of the Fixed Account Value and the value of the Shield Option(s) under the Contract during the Accumulation Period.
Shield Option	Each Shield Option has an associated Term, Index, Shield Rate and Rate Crediting Type.
Term	The Term may be 1, 3, or 6 years in length.
Index	The current Indices are as follows: • S&P 500 ® Index (Price Return Index); • Russell 2000 ® Index (Price Return Index); and • MSCI EAFE Index (Price Return Index).
Shield Rate
We currently offer different levels of protection:
Shield 10
— A Shield Rate where negative Index Performance of up to 10% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 90% of your Investment Amount.
Shield 15
— A Shield Rate where negative Index Performance of up to 15% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 85% of your Investment Amount.
Shield 25
— A Shield Rate where negative Index Performance of up to 25% of your Investment Amount is absorbed by us at the Term End Date, which would leave you to absorb any remaining negative Index Performance of up to 75% of your Investment Amount.

Rate Crediting Type	A Shield Option can only have one associated Rate Crediting Type: either a Cap Rate or a Step Rate.
Interim Value
The Interim Value is the amount that is available for annuitization, death benefits, withdrawals, and Surrenders. For each Shield Option, we assign the value of Interim Value on any Business Day prior to the Term End Date. The
Interim Value of a Shield Option is equal to the Investment Amount in the Shield
Option, adjusted for the Index Performance of the associated Index and subject to the applicable Accrued Shield Rate, Accrued Cap Rate or Accrued Step Rate.
For Contracts issued before January 1, 2023, the Accrued Shield Rate, Accrued
Cap Rate or Accrued Step Rate is equal to the Shield Rate, Cap Rate or Step
Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
For Contracts issued on or after January 1, 2023, the Accrued Shield Rate,
Accrued Cap Rate or Accrued Step Rate is a fixed percentage of the Shield
Rate, Cap Rate or Step Rate during the Vested Period, and increases daily after the end of the Vested Period until it fully accrues at the Term End Date.

Transfers
During the Accumulation Period you may make transfers to the Fixed Account and/or to new Shield Option(s) during the Transfer Period. The effective date of such transfer is the first day of the Interest Rate Term and/or a Term(s) in which the transfer is made.

Fixed Account	See Appendix D.
Access to Your Money
You may withdraw some or all of your money at any time prior to the Annuity
Date. For any withdrawal, a Performance Rate Adjustment, as of the date of the withdrawal, will apply and may be substantial. In addition, a withdrawal taken in excess of the Free Withdrawal Amount may be subject to a Withdrawal
Charge.

Withdrawal Charge
A percentage charge applied to withdrawals in excess of the Free Withdrawal
Amount.The Free Withdrawal Amount is 0% in the first Contract Year, and 10%
of Account Value in each subsequent Contract Year to the extent that amount has not already been withdrawn that Contract Year.The Withdrawal Charge is calculated at the time of each withdrawal in accordance with the following:

Number of Complete Contract Years since Issue Date	Withdrawal Charge percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6 or more	0%
See “WITHDRAWAL PROVISIONS — When No Withdrawal Charge Applies” for a list of Withdrawal Charge waivers.
Systematic Withdrawal Program
You may elect the Systematic Withdrawal Program to provide automated processing of amounts withdrawn from your Contract, subject to program terms. We do not assess a charge for the program and you may terminate your participation in the program at any time. Withdrawals under the Systematic
Withdrawal Program are subject to the same Withdrawal Charge provisions and risks as any other withdrawals under the Contract. Moreover, since Withdrawal
Amounts from a Shield Option will reduce the Investment Amount for that
Shield Option by the percentage reduction in the Interim Value of that Shield
Option, a withdrawal when Index Performance is negative will cause a greater percentage reduction in the Investment Amount relative to the percentage reduction for the same Withdrawal Amount when Index Performance is positive.
Since withdrawals under the Systematic Withdrawal Program are automatic, you will have no control over the timing of those withdrawals. See
“WITHDRAWAL PROVISIONS – Systematic Withdrawal Program” for availability and other restrictions.

Death Benefit
For Owners age 76 or older at the Issue Date of the Contract, the standard death benefit is the Account Value. For Owners age 75 or younger at the Issue
Date of the Contract, the standard death benefit (known as the Return of
Premium death benefit) is the greater of the Account Value or your Purchase
Payment (reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal
(including any applicable Withdrawal Charge)). The Death Benefit Amount is determined as of the end of the Business Day on which we receive Notice of due proof of death and an acceptable election for the payment method.

Annuity Options
You can choose an Annuity Option. After Income Payments begin, you cannot change the Annuity Option. You can choose one of the following Annuity Options on a fixed payment basis or any other Annuity Option acceptable to us:
(i)
Life Annuity;
(ii)
Life Annuity with 10 Years of Income Payments Guaranteed;
(iii)
Joint and Last Survivor Annuity; and
(iv)
Joint and Last Survivor Annuity with 10 Years of Income Payments
Guaranteed.
The Annuity Options may be limited due to the requirements of the Code.

Charges and Expenses	You will bear the following charges and expenses: (i) Withdrawal Charges; and (ii) Premium and Other Taxes.

Your Right to Cancel
You may cancel the Contract within 10 days after receiving it by mailing or delivering the Contract to either us or the financial representative who sold it.
This is known as a “Free Look.” You will receive (i) whatever your Contract is worth, plus (ii) the sum of all fees, taxes and charges deducted from the
Purchase Payment during the Free Look period, as of the effective date of the
Free Look, on the Business Day we receive your Contract and we will not deduct a Withdrawal Charge. The amount you receive may be more or less than your Purchase Payment depending on the Shield Options you allocated your
Purchase Payment to during the Free Look period.

Risk Factors
The purchase of the Contract involves certain risks. You should carefully consider the following factors, in addition to the matters set forth elsewhere in the prospectus, prior to purchasing the Contract.
Risk of loss

There is a risk of substantial loss of your principal (unless you allocated your Purchase Payment to the Fixed Account)
because you agree to absorb all losses that exceed the Shield Rate for the Shield Options you select under the Contract. This means that if a negative Index Performance for a Shield Option you select exceeds the corresponding Shield Rate at the Term
End Date, you will bear the portion of the loss that exceeds the Shield Rate.
No ownership of the underlying securities
When you purchase the Contract and allocate your Purchase Payment to a Shield Option(s), you will not be investing in the Index for the Shield Options you select or in a mutual fund or exchange traded fund that also tracks the Index. Your
Performance Rate Adjustment for a Shield Option is limited by a Cap Rate or Step Rate, which means your Investment Amount will be lower than if you had invested in a mutual fund or exchange traded fund designed to track the performance of the applicable Index and the performance is greater than your Cap Rate or Step Rate.
Withdrawal Charges
You may withdraw some or all of your money at any time prior to the Annuity Date; however, any applicable Withdrawal
Charge is calculated as a percentage of the amount withdrawn. After the first Contract Year, the Contract provides for a limited free access to your money, called the Free Withdrawal Amount. If you withdraw an amount that is greater than the Free
Withdrawal Amount for your Contract, you may be subject to a Withdrawal Charge which will reduce the amount that is payable to you. For example, assume you make a $100,000 Purchase Payment at Contract issue. If your Account Value is
$80,000 in the beginning of the sixth (6th) Contract Year and you take a full withdrawal from your Contract, the Free
Withdrawal Amount is $8,000 (10% of $80,000) and a Withdrawal Charge percentage of 3% is applied to the remaining amount. This is a 3% reduction of your Account Value, less the Free Withdrawal Amount ($72,000 = $80,000 – $8,000). The
Withdrawal Charge would be $2,160 (3% of $72,000). This results in a cash value of $77,840 paid to you ($77,840 = $80,000
– $2,160). If you make a withdrawal before a Term End Date, a Performance Rate Adjustment, as of the date of the withdrawal, will apply. A Performance Rate Adjustment may result in a loss that is greater than the Accrued Shield Rate when
Index Performance is negative on the date of the withdrawal. Performance Rate Adjustments, at the time of the withdrawal, may decrease the amount that is payable to you.
Effect of Withdrawals, Surrender, Annuitization or Death
The method we use in calculating your Interim Value may result in an amount that is less than the amount you would receive had you held the investment until the Term End Date. If you take a withdrawal when Index Performance is negative, your remaining Investment Amount may be significantly less than if you waited to take the withdrawal when Index
Performance was positive.
•
If you take a withdrawal, including RMDs, your Account Value will be reduced by the amount withdrawn proportionally from your Shield Options and Fixed Account unless you tell us from which options, in which you currently have any Account Value, where the withdrawal should be taken.
•
If you die (unless your Contract was issued with the Return of Premium death benefit), make a withdrawal or
Surrender your Contract prior to the Term End Date, we will pay the Interim Value, which may be less than if you held the Contract until all of your Shield Options reached their Term End Dates.

•
If
your Contract is annuitized prior to a Term End Date, we will use the Interim Value to calculate the Income

Payments you will receive based on the applicable Annuity Option. In deciding on an Annuity Date, you should take into consideration the Term End Dates of your Shield Options relative to the Annuity Date you have chosen.
•
The calculation of the Interim
Value will be based on Index Performance and the applicable Accrued Shield Rate
,
Accrued Cap Rate or Accrued Step Rate as of the date of the calculation
.
The Shield Rates, Cap Rates and Step Rates
accrue during the Term and only reach full accrual on the last day of a Term.
If negative Index Performance is
constant during the Term, the Interim Value will be lower the earlier a withdrawal is made during the Term because the Shield Rate is accruing during this period. Also, withdrawals prior to the Term End Date, when Index Performance is positive, are subject to an Accrued Cap Rate or Accrued Step Rate based on the period those amounts were invested in the Shield Option. This means the earlier you take a withdrawal the lesser extent to which any positive
Index Performance is reflected in your Account Value due to the accruing of the Cap Rate or Step Rate.
•
The
Shield Rates, Cap Rates and Step Rates accrue during the Term and only reach full accrual on the last day of a

Term, regardless of whether the Contract was issued before, on, or after January

1, 2023.

However, the accrual is

different for

Contracts issued on or after January 1, 2023

because of the Vested Period that applies during the first

part of the Term
.
The portion of the Shield Rate, Cap Rate, and Step Rate that has accrued from the Term Start Date is

constant during the Vested Period,

which means that neither the percentage of your market participation

(
due to

positive Index Performance)

nor the percentage of your protection

(
due to negative Index Performance)

will change

during the Vested Period
. After the Vested Period and until Term End Date, the Shield Rate and Cap Rate or Step Rate

accrue daily. This means if
,

after the Vested Period and before the Term End Date
,

Index Performance is generally

negative

and exceeds the Shield Rate, then the Interim Value will be lower the earlier a withdrawal is made because the Shield Rate is accruing during this period. Likewise, if
,

after the Vested Period and before the Term End Date
,

Index Performance is generally positive

and exceeds the Cap Rate or Step Rate, the earlier you take a withdrawal the lesser extent to which any positive Index Performance is reflected in your Account Value due to the accruing of the

Cap Rate or Step Rate.
•
If your Account Value falls below the Minimum Account Value as a result of a withdrawal, we may terminate your
Contract.
Limitations on Transfers
You may make transfers between the Fixed Account and the Shield Option(s) only during the Transfer Period. You cannot make transfers outside the Transfer Period, you cannot transfer out of a current Shield Option to another Shield Option or the
Fixed Account until the Term End Date of the current Shield Option and you cannot transfer out of the Fixed Account to a Shield
Option until the Interest Rate Term End Date (which will not be less than one (1) year). In both cases, the amount transferred can only be transferred to new Shield Options or the Fixed Account. This may limit your ability to react to market conditions.
In addition, you should understand that for renewals into the same Shield Option, a new Cap Rate or Step Rate, as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new
Shield Option.
Moreover, at the Term End Date, the Investment Amount allocated to the Shield Option that has reached its Term End
Date will be automatically renewed into the same Shield Option unless you instruct us to transfer such amount into a different
Shield Option(s) or the Fixed Account. You have the Transfer Period to notify us that you want to transfer some or all of your
Investment Amount to a new Shield Option(s) or the Fixed Account. Thus, failure to provide such instructions during the
Transfer Period will result in an automatic renewal for a period of at least one (1) year.
Availability of Shield Options
Your selling firm may limit the Shield Options available through that firm when your Contract is issued or at Term End
Date. Additionally, we may stop selling certain Shield Options.
We are not obligated to offer any one particular Shield Option, but after your
Contract is issued, there will always be
one Shield Option available. Consequently,
if we were to offer only one
Shield Option, you would be limited to investing in that one Shield Option. If that Shield Option does not meet your investment objectives or financial goals, you could transfer to the Fixed Account (if available at that time and subject to applicable conditions described in the “TRANSFERS” section, including the requirement to remain invested in the Fixed Account until the
Interest Rate Term End Date), Surrender your Contract and/or invest in another investment vehicle. If you Surrender your Contract, you might incur Surrender charges, taxes, tax penalties or other adjustments. If you invest in another investment vehicle, that investment may have different features, fess and risks than your Contract. Similarly, a particular Shield Option
may not be available for you to transfer your Investment Amount or Fixed Account Value into after a Term End Date or the
Interest Rate Term End Date. If the same Shield Option is no longer available at the Term End Date, the Investment Amount in the applicable Shield Option(s) will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Interest Rate Term End
Date (which, currently, will not be less than one (1) year). The Investment Amount held in the Fixed Account may earn a return that is less than the return you might have earned if those amounts were held in a Shield Option. If we exercise this right, your ability to increase your Account Value and, consequently, increase your death benefit will be limited. If the Fixed Account is not available, the Investment Amount will automatically transfer into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate and the lowest Cap Rate from the Shield Options available at the Term End Date, unless you instruct us otherwise. A 3-Year Term will be available for at least the first six (6) Contract Years, subject to the transfer requirements.
Risks Associated with the Referenced Indices
Because the S&P 500
®
Index (Price Return Index), the Russell 2000
®
Index (Price Return Index) and the MSCI EAFE
Index (Price Return Index) are each comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may increase or decline for reasons directly related to the issuers of the securities. (See “INDICES” and “SHIELD RATES.”)
An Index may be Substituted
We have the right to substitute a comparable index prior to the Term End Date if any Index is discontinued or, at our sole discretion, we determine that our use of such Index should be discontinued, or if the calculation of an Index is substantially changed. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the replaced index. Upon substitution of an Index, we will calculate your Index Performance on the replaced Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. An Index substitution will not change the Shield Rate, Cap Rate or Step Rate for an existing Shield Option. The performance of the new Index may not be as good as the one that it substituted and as a result your Index Performance may have been better if there had been no substitution.
Issuing Company
No company other than BLNY has any legal responsibility to pay amounts that BLNY owes under the Contract. An Owner should look to the financial strength of BLNY for its claims-paying ability.
Cybersecurity and Certain Business Continuity Risks
Our business is largely conducted through complex
information technology and communications
systems operated by
us and our service providers or other business partners (e.g., the firms involved in the distribution and sale of our products)
,
and their operations rely on the secure processing, storage and transmission of confidential and other information in their systems and those of their respective third party service providers
. For example, many routine operations, such as processing
your requests and elections and day-to-day record keeping, are all executed through computer networks and systems. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, a cyber-attack could have a material, negative impact on BLNY, as well as individual Owners and their Contracts.
There are inherent limitations in our
plans and systems, including the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Unanticipated problems with, or failures of, our disaster recovery systems and business continuity plans could have a material impact on our ability to conduct business and on our financial condition and operations, and such events could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or additional compliance costs for us.
Our operations also could be negatively affected by a cyber-attack at a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority.
Cyber-attacks can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; phishing attacks; account takeover attempts; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Disruptions or failures may also result from unintentional causes, such as market events that trigger a surge of activity that overloads current information technology and communication systems. Other disruptive events, including (but not limited to) natural disasters, military actions, and public health crises, may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cyber-attacks, disruptions or failures to our business operations can interfere with our processing of Contract transactions, including the processing of transfer orders from our website; impact our ability to calculate values; cause the release and/or possible loss,

misappropriation or corruption of confidential Owner or business information; or impede order processing or cause other operational issues. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times.
Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers.
COVID-19 and Market Conditions Risks
The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, and government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment.
COVID-19 vaccine distribution in the United
States has resulted in more flexible
quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths.
At this time, it continues to not be possible to estimate
the
severity or duration of the pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19
. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and the economy at large. BLNY has implemented risk management and contingency plans and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to BLNY and/or with respect to the services BLNY or its customers receive from third-party vendors. Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on the performance of the Indices. Depending on market conditions and your individual circumstances (e.g., your selected Shield Option and the timing of any Purchase Payments, transfers, or withdrawals), you may experience (perhaps significant) negative returns under the Contract. You should consult with your financial representative about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the contract, such as purchasing the contract, transfers, or withdrawals, based on your individual circumstances.
THE ANNUITY CONTRACT
This prospectus describes the Brighthouse Shield
®
Level Select 6-Year Annuity issued by us and describes all the material features of the Contract. The Brighthouse Shield
®
Level Select 6-Year Annuity is a contract between you as the
Owner, and us, the insurance company, where you agree to make a Purchase Payment to us and we agree to make a series of payments at a later date you select (the “Annuity Date”).
The Contract, like all deferred annuity contracts, has two periods: the Accumulation Period and the Income Period.
During the Accumulation Period, Account Value accumulates on a tax-deferred basis and is taxed as income when you make a withdrawal. If you make a withdrawal during the Accumulation Period, we may assess a Withdrawal Charge of up to 7%. Withdrawals
 (including any applicable Withdrawal Charge),

depending on the amount and timing, may negatively impact the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have any negative impact to your benefits or guarantees. The Income Period occurs when you or a designated payee begin receiving regular Income
Payments from your Contract.
The maximum issue age for this Contract is 85.
When you purchase the Contract, you can choose one or more of the available Shield Options and the Fixed Account. A
Purchase Payment applied to the Shield Options is allocated to the Separate Account. You do not share in the investment performance of assets allocated to the Separate Account. We are obligated to pay all money we owe under the Contract, including death benefits and Income Payments. Any such amount that exceeds the assets in the Separate Account is paid from our General Account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See “THE SEPARATE ACCOUNT.”)

The Contract is intended for retirement savings or other long-term investment purposes. The Contract has features and benefits that may be appropriate for you based on your financial situation and objectives, but we are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products, or any securities transactions or investment strategies involving securities. You should ask your financial representative for guidance as to whether this contract may be appropriate for you. Please bear in mind that your financial representative, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial professional. See “DISTRIBUTION OF THE CONTRACTS” for information on firms that sell the
Contract.
The Contract benefits from tax deferral. Tax deferral means that you are not taxed on Account Value or appreciation on the assets in your Contract until you take money out of your Contract. Non-qualified annuity Contracts (which are not retirement plans) owned by a non-natural person such as a corporation or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings. In addition, for any tax qualified account (e.g., an IRA), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring the Contract by a corporation, certain legal entities or within a qualified plan.
(See “FEDERAL TAX CONSIDERATIONS.”)
Currently, a Fixed Account is available. However, the Fixed Account may not always be available.  You should consult your financial representative for information regarding the Fixed Account, if available.  See Appendix D for certain information regarding the Fixed Account.  The Fixed Account offers an interest rate that is guaranteed by us. The minimum interest rate depends on the date your Contract is issued and will not be less than 1% annually. Your financial representative can tell you the current and minimum interest rates that apply. If you select the Fixed Account, your money will be placed with our other
General Account assets, and the amount of money you are able to accumulate in your Contract during the Accumulation
Period depends upon the total interest credited to your Contract. The Fixed Account is part of our General Account. Our General
Account consists of all assets owned by us other than those in the Separate Account and our other separate accounts. We have sole discretion over the investment of assets in the General Account and the Separate Account. If you select an Annuity
Option during the Income Period, payments are made from our General Account assets.
The amount of the Income Payments you receive during the Income Period from an Income Payment option will remain level for the entire Income Period, subject to the payout chosen. (See “INCOME PAYMENTS (THE INCOME PERIOD)” for more information.)
As Owner, you exercise all interests and rights under the Contract. You can change the Owner at any time, subject to our underwriting requirements. The Contract may be owned generally by Joint Owners (limited to natural persons). (See
“OWNERSHIP PROVISIONS.”)
Any Internal Revenue Code reference to “spouse” includes those persons who are married spouses under state law, regardless of sex.
Replacement of Contracts
Exchanges
.
 Generally you can exchange one non-qualified annuity contract for another in a tax-free exchange under
Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, you might have to pay a withdrawal charge on your old annuity, and there will be a new Withdrawal Charge period for the Contract. Other charges may be higher (or lower) and the benefits may be different. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. Before you exchange another annuity for our Contract, ask your financial representative whether the exchange would be advantageous, given the Contract features, benefits and charges.
Exchange Programs.
 From time to time we may make available programs under which certain annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus.  Currently, with respect to exchanges from certain of our annuity contracts to the Contract, an existing contract is eligible for exchange if a surrender of the existing contract would not trigger a withdrawal charge.  You should carefully consider whether an exchange is appropriate for you by comparing the benefits and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for Federal income tax purposes; however, you should consult your tax advisor before making any such exchange.
PURCHASE
The Contract may not be available for purchase through your broker dealer (“selling firm”) during certain periods. There are a number of reasons why the Contract periodically may not be available, including that the insurance company wants to limit the volume of sales of the Contract. You may wish to speak to your financial representative about how this may affect your purchase. For example, you may be required to submit your purchase application in Good Order prior to or on a stipulated date in order to purchase a Contract, and a delay in such process could result in your not being able to purchase a Contract.
Your selling firm may offer the Contract with a lower maximum issue age for the Contract compared to what other selling firms may offer. Your selling firm may limit the Shield Options available through that firm when your Contract is issued or at the Term End Date. However, at the end of your initial Shield Option(s), you may transfer into any Shield Option(s) available under the Contract, subject to any transfer restrictions (see “TRANSFERS”). Please be aware that your financial representative may not be able to provide you information or answer questions you may have with regard to those Shield Options that your selling firm does not make available. Therefore, you may contact us directly at (888) 243-1932 or in writing at Brighthouse
Life Insurance Company of NY, Annuity Service Office, P.O. Box 305075, Nashville, TN, 37
230-5075
.
We offer other individual single premium deferred indexed-linked separate account contracts.  However, not every contract we issue is available through every selling firm.  In addition, these other contracts may have different Shield Options,
Shield Rates, Cap Rates and Step Rates.
Purchase Payment
A Purchase Payment is the total amount of money you give us to invest in the Contract. The Purchase Payment is due on the date the Contract is issued.
•
The minimum Purchase Payment we will accept is $25,000.
•
If you want to make a Purchase Payment of less than $25,000 or $1,000,000 or more, you will need our prior approval.
•
We reserve the right to refuse a Purchase Payment made via a personal check in excess of $100,000. A Purchase
Payment over $100,000 may be accepted in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions.
•
We will not accept a Purchase Payment made with cash, money orders, or travelers checks.
•
Corporations and other legal entities we approve, may purchase the Contract; however, we will not accept a
Purchase Payment made by a corporation or other legal entity (other than a trust that holds the Contract as agent for a natural person) to fund any type of qualified or non-qualified retirement plan.
We reserve the right to reject any application.
Allocation of the Purchase Payment
You may allocate your Purchase Payment to one or more of the available Shield Options or into the Fixed Account. On your Issue Date, your Purchase Payment is allocated to the Shield Option(s) and/or the Fixed Account, as you specified on the application, unless we receive Notice of any changes from you before we have issued your Contract. All allocations must be in whole percentages that total 100% or in whole dollars. Once your Purchase Payment is allocated to the Shield Options and/or the Fixed Account, they become part of your Account Value.
SHIELD OPTIONS
The Brighthouse Shield
®
Level Select 6-Year Annuity is not a variable annuity where your account value varies based on the investment performance of the underlying portfolios you choose, rather the Shield Options offer potential interest based upon index performance. This potential interest—the Performance Rate Adjustment—may be a positive or negative percentage or zero. You may allocate your Purchase Payment to one or more of the available Shield Options and the Fixed
Account. Based upon the Index Performance of the Index associated with the Shield Option, a Performance Rate Adjustment will be applied to the Investment Amount in that Shield Option on any day during the Term that you make a withdrawal from the Shield Option, Surrender your Contract, annuitize your Contract, a Death Benefit is paid or the Term ends. Given that Index
Performance may be positive, zero or negative, your Performance Rate Adjustment may be positive, zero or negative. It is possible for you to lose a portion of the Purchase Payment and any earnings invested in the Contract. The Performance Rate
Adjustment is based on a certain amount of protection against decreases in an Index Value and a limitation on potential interest based on an Index Value. The extent of the downside protection varies by the Shield Rate you select. If you access amounts in the Shield Options before the Term End Date, we will instead calculate an Interim Value on each Business Day between the Term Start Date and the Term End Date. (See “Interim Value Calculation.”)
You have the opportunity to allocate your Investment Amount to any of the Shield Options described below, subject to the requirements, limitations and procedures disclosed in the prospectus. We are not obligated to offer any one particular Shield
Option and your selling firm may limit the Shield Options available through that firm when your Contract is issued. After the

Contract is issued, there will always be at least one Shield Option available
, although it may not be substantially similar to one
of the currently available Shield Options
. Each Shield Option has an associated (i) Term, (ii) Index, (iii) Shield Rate and (iv) Rate
Crediting Type you select.
The following chart lists the Shield Options (each of which is issued with a Cap Rate unless otherwise noted) currently available:

SHIELD OPTIONS
TERM	INDEX
SHIELD 25 (up to 25% downside protection)
6 Year	S&P 500 ® Index Russell 2000 ® Index MSCI EAFE Index
SHIELD 15 (up to 15% downside protection)
3 Year	S&P 500 ® Index Russell 2000 ® Index MSCI EAFE Index
6 Year	S&P 500 ® Index Russell 2000 ® Index MSCI EAFE Index
SHIELD 10 (up to 10% downside protection)
1 Year	S&P 500 ® Index S&P 500 ® Index Step Rate Russell 2000 ® Index Russell 2000 ® Index Step Rate MSCI EAFE Index MSCI EAFE Index Step Rate
3 Year	S&P 500 ® Index Russell 2000 ® Index MSCI EAFE Index
6 Year	S&P 500 ® Index Russell 2000 ® Index MSCI EAFE Index
The Indices are described in more detail below, under the heading “Indices.” For each new Shield Option we declare a new Cap Rate or a new Step Rate, as applicable, for each Term. The initial Cap Rate or Step Rate, as applicable, for each Shield
Option is declared on the Issue Date. Thereafter the Cap Rate or Step Rate, as applicable, for each subsequent Shield Option is declared for each subsequent Term. See “Cap Rate” and “Step Rate”.
Please note, Shield Options with higher Shield Rates tend to have lower Cap Rates and Step Rates, as applicable, than other Shield Options that use the same Index and Term but provide lower Shield Rates.
For example, a S&P 500
®
Index with a 3-Year Term and a Shield 15 will tend to have a Cap Rate that is lower than a S&P 500
®
Index with a 3-Year Term
and a Shield 10.
A Shield Option will always be available; however, we reserve the right to change the duration of any new Shield Options, stop offering any of the Shield Options or suspend offering any of the Shield Options. We may also add Shield Options in the future.
TERM
The Term is the number of years that a Shield Option is in effect. For specific Shield Options we currently offer Terms of
1 year, 3 years or 6 years. An initial Term(s) begins on the Issue Date. A Term ends and a subsequent Term begins on the
Contract Anniversary coinciding with the duration of the then current Term for the Shield Option you have selected.

Term Start Date
Each Shield Option will have a Term Start Date, which is the Contract Anniversary on which a Shield Option is established. The initial Term Start Date(s) begins on the Issue Date, and thereafter, will be the Contract Anniversary coinciding with the duration of the Term for the Shield Option completed.
Term End Date
Each Shield Option will have a Term End Date, which is the Contract Anniversary on which a Shield Option ends.
Thirty
(30) days in advance of the
Term End Date,
we will send you written Notice stating that your current Shield Option is maturing and that,
at
the Term End Date, the Investment Amount allocated to
that Shield Option
will automatically be renewed into the
same Shield Option unless you instruct us to transfer such amount into a different Shield Option(s) or the Fixed Account
, if
available
.
The Notice will inform you of what your current Shield Options are and explain how you can obtain the different
Shield Options available at the Term End Date, including the renewal Cap Rates and Step Rates and the interest rate for the
Fixed Account. You may also access information on our website at
https://www.brighthousefinancial.com/products/annuities/shield-annuities/shield-rates/renewal-rates/
where at least two months of available Shield Options and renewal rates are posted.
If the same Shield Option is no longer available at the Term End Date, the Investment Amount will automatically transfer into the Fixed Account at the Term End Date, unless you instruct us otherwise. The amounts transferred to the Fixed
Account must remain in the Fixed Account until the Interest Rate Term End Date (which, currently, will not be less than one
(1) year). If the Fixed Account is not available, the Investment Amount will automatically transfer into the Shield Option with, in order of priority, the shortest Term, the highest Shield Rate and the lowest Cap Rate from the Shield Options available at the
Term End Date, unless you instruct us otherwise. You have the Transfer Period to notify us that you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the Fixed Account. For renewals into the same Shield Option, a new
Cap Rate or Step Rate, as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Term in the Shield Option that just ended. The amount transferred to the new Shield Option is the
Investment Amount as of the Contract Anniversary.
INDICES
The Performance Rate of a Shield Option is based on the performance of the associated Index. We currently offer Shield
Options with indices based on the performance of securities. In the future we may offer Shield Options based on other types of indices. We may also add or remove indices for new Contracts at our discretion.
The following Indices are currently available:
S&P 500
®
Index (Price Return Index).
 The S&P 500
®
Index includes 500 large cap stocks from leading companies in leading industries of the U.S. economy, capturing approximately 80% coverage of U.S. equities by market capitalization. The
S&P 500
®
Index does not include dividends declared by any of the companies in this Index.
Russell 2000
®
Index (Price Return Index).
 The Russell 2000
®
Index measures the performance of the small-cap
segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000
®
Index representing approximately
10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000
®
Index does not include dividends declared
by any of the companies in this Index.
MSCI EAFE Index (Price Return Index).
 The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the
US & Canada. As of the date of this prospectus the MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the
Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI
EAFE Index does not include dividends declared by any of the companies in this Index. Index Value and Index Performance will be calculated without any exchange rate adjustment.
See Appendix A for important information regarding the publishers of the Indices.
Discontinuation or Substantial Change to an Index.
 If any Index is discontinued or, we determine that our use of such Index should be discontinued, or if the calculation of an Index is substantially changed, we may substitute a comparable index with a similar investment objective and risk profile. We will send you (i) written Notice thirty (30) days in advance of such substitution if we determine such Index should be discontinued and (ii) reasonable written Notice relative to the notice we receive under our license agreements with the publishers of the Indices if an Index is discontinued. Upon substitution of an
Index, we will calculate your Index Performance on the existing Index up until the date of substitution and the substitute Index from the date of substitution to the Term End Date. The Index Performance as of the Term End Date will be equal to the return from having invested in the initial Index up to the substitution date and then investing in the substitute Index from the date of substitution to the Term End Date assuming no withdrawals or transfers based on the following formula: (initial Index at Index substitution date ÷ initial Index at Term Start Date) x (substituted Index at Term End Date ÷ substituted Index at substitution date) – 1. An Index substitution will not change the Term, Shield Rate, Cap Rate or Step Rate for an existing Shield Option.
See Appendix B for an Index substitution Investment Amount example.
Index Value
The Index Value of an Index, on a Business Day, is the published closing value of the Index on that Business Day. The
Index Value on any day that is not a Business Day is the value as of the prior Business Day. We will use consistent sources to obtain Index Values. If these sources are no longer available for specific indices, we will select an alternative published source(s) for these Index Values.
Index Performance
The Performance Rate of a Shield Option is based on the performance of an Index. Index Performance is the percentage change in an Index Value measured from the Term Start Date to any day, including the Term End Date, within the Term. The
Index Performance can be positive, zero or negative.

SHIELD RATES
The Shield Rate is accrued from the Term Start Date to the Term End Date, and the full Shield Rate only applies if you hold the Shield Option until the Term End Date. The Shield Rate for each Shield Option is the amount of any negative Index
Performance that is absorbed by us at the Term End Date. Any negative Index Performance beyond the Shield Rate will reduce the Investment Amount.
You should also keep in mind that if Index Performance is negative, the Performance Rate can never be greater than zero.
We currently offer the following Shield Rates—Shield 10, Shield 15 and Shield 25:
Shield Rate	Downside Protection
Shield 10	up to 10%
Shield 15	up to 15%
Shield 25	up to 25%
For example, a -15% Index Performance with a 10% Shield Rate will result in a -5% Performance Rate; or, a -10% Index Performance with a 25% Shield Rate will result in a 0% Performance Rate.
The Shield Rate may vary between Shield Options and it is not an annual rate.
In deciding whether to choose a Shield Option with a higher Shield Rate, you should consider that Shield Options with higher Shield Rates tend to have lower Cap Rates and Step Rates, as applicable, than Shield Options with lower
Shield Rates that have the same index and term.
RATE CREDITING TYPES
Cap Rate
The Cap Rate is the maximum rate that may be credited at the Term End Date based on Index Performance. For example, a 15% Index Performance with a 10% Cap Rate will result in a 10% Performance Rate; or, a 5% Index Performance with a 10% Cap Rate will result in a 5% Performance Rate.
The Cap Rate may vary between Shield Options and it is not an annual rate.
The Cap Rate is measured from the Term Start Date to the Term End Date, and the full Cap Rate only applies if you hold the Shield Option until the Term End Date. For renewals into the same Shield Option a new Cap Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Cap Rate stated in your Contract. A thirty (30) day advance written Notice will be mailed t
o
yo
u indicating your maturing Shield Options and how you can obtain the new Cap Rates and Step Rates for the available Shield Options and the interest rate for the Fixed Account.

  For Contracts issued before January 1, 2023, the rate will not be less than 2% for Shield Options with a 1-Year Term, 6% for Shield Options with a 3-Year Term and 8% for Shield Options with a 6-Year Term.

For Contracts issued on or after January 1, 2023, the rate will not be less than what is shown in the Minimum Guaranteed Cap Rates table below
.
Minimum Guaranteed Cap Rates (for Contracts issued on or after January 1, 2023)
Shield Rate	1-Year Term	3-Year Term	6-Year Term
Shield 10	5%	15%	30%
Shield 15	N/A	13.5%	27%
Shield 25	N/A	N/A	21%
We may declare lower Cap Rates for Contracts issued on or after January 1, 2023. As of January 1, 2023, we no longer offer Contracts to new purchasers with Minimum Guaranteed Cap Rates that are lower than shown in the table.
There are two ways you may find out what the renewal Cap Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will mail you a Notice indicating your maturing Shield Options and how you can obtain the new
Cap Rates and Step Rates. You may also access
our
website at
https://www.brighthousefinancial.com/products/annuities/shield-annuities/shield-rates/
where at least two months of renewal Cap Rates and Step Rates are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Cap Rate, unless you elect to transfer such amount into a different Shield Option(s) or the
Fixed Account. See “TRANSFERS.”
Step Rate
The Step Rate is the rate credited at the Term End Date if the Index Performance is equal to or greater than zero. For example, a 15% Index Performance with a 8% Step Rate will result in a 8% Performance Rate; or, a 5% Index Performance with a 8% Step Rate will result in a 8% Performance Rate. The Step Rate is measured from the Term Start Date to the Term
End Date, and the full Step Rate only applies if you hold the Shield Option until the Term End Date.
The Step Rate may vary
between Shield Options and it is not an annual rate.
For renewals into the same Shield Option a new Step Rate is declared for each subsequent Term, and such rate will not be less than the Minimum Guaranteed Step Rate stated in your Contract.
For Contracts issued before January 1, 2023, the rate will not be less than 1.5%.
For Contracts issued on or after January 1, 2023, the rate will not be less than 5% for Shield Options with a 1-Year Term and a Shield Rate of Shield 10.
We may declare lower Step Rates for Contracts issued on or after January 1, 2023. As of January 1, 2023, we no longer offer Contracts to new purchasers with Minimum Guaranteed Step Rates lower than 5%.
There are two ways you may find out what the renewal Step Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will mail you a Notice indicating your maturing Shield Options and how you can obtain the new
Cap Rates and Step Rates. You may also access
our
website at
https://www.brighthousefinancial.com/products/annuities/shield-annuities/shield-rates/
where at least two months of renewal Cap Rates and Step Rates are posted – i.e., for the current month and the following month. At the Term End Date, the Investment Amount will automatically be renewed into the same Shield Option, with the new Step Rate, unless you elect to transfer such amount into a different Shield Option(s) or the
Fixed Account. See “TRANSFERS.”
In deciding whether to purchase a Shield Option with a Cap Rate or a Step Rate, you should consider that Step Rates are generally lower than Cap Rates. If Index Performance is equal to or greater than zero but less than the Step Rate, and you chose a Cap Rate for your Shield Option, your Performance Rate Adjustment will be lower than it otherwise would be had you chosen a Step Rate. Alternatively, if the Index Performance is positive and exceeds the Step Rate, and you chose a Step Rate for your Shield Option, your Performance Rate Adjustment will be lower than it would otherwise be had you chosen a Cap
Rate. For example, if you chose a Shield Option with a 10% Cap Rate and there is a 15% Index Performance, your
Performance Rate is 10%; however, if instead you were to choose a Shield Option with an 8% Step Rate, your Performance
Rate would instead be 8%. Alternatively, if you chose a Shield Option with a 10% Cap Rate and there is a 0% Index
Performance, your Performance Rate is 0%; however, if instead you were to choose a Shield Option with an 8% Step Rate, your Performance Rate would be 8%.
Addition or Discontinuance of a Shield Option
A Shield Option will always be available; however, we can add or discontinue any Shield Option. When a change is made to a Shield Option or an Index, or changed subsequent to the Issue Date, we will send a notification describing any changes to the Shield Option, as required by law. This change will take effect under your Contract as of the next Contract Anniversary for any allowable transfers into the Shield Option(s). If you are currently allocated in a Shield Option which is no longer available, you will remain in that Shield Option until the Term End Date, but that Shield Option will no longer be available following the
Term End Date. For more on transfers and renewals, see “TRANSFERS.”
ACCOUNT VALUE
Your Account Value is the total of the Fixed Account Value and the value of the Shield Option(s) under your Contract during the Accumulation Period.
The following four sections of the prospectus describe (1)
the calculation of
Investment Amount
,
(2)
the calculation of
Interim Value,
(3)
how Withdrawals work, and (4)
how Transfers work. Each section has corresponding example(s). These examples should not be considered a representation of past or future performance for any Shield Option.
Actual
performance may be greater or less than those shown in the examples. Similarly, the Index Values in the examples are not an estimate or guarantee of future Index Performance.
The rates for the Rate Crediting Types shown in the following examples are for illustrative purposes only and may not reflect actual declared rates. Values are rounded for display purposes only.
Investment Amount
The Investment Amount
for each Shield Option
is
equal to the Investment Amount
at the Term
Start
Date
,
reduced
proportionately for any withdrawals
(including any applicable Withdrawal Charge)
by the same percentage that the withdrawal
 (including any applicable Withdrawal Charge)
reduces the Interim Value attributable to that Shield Option, adjusted by the Performance Rate at Term End Date
.
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the
Term End Date for that Shield Option, or the next Interim Value calculation.
Calculating your Investment Amount on a Term End Date
We
apply the Performance Rate Adjustment to your Investment Amount on the Term End Date
. The Performance Rate
Adjustment is based on the Performance Rate, which is the rate credited at the Term End Date. The Performance Rate is determined by the Index Performance adjusted for the applicable Shield Rate, Cap Rate or Step Rate. The Performance Rate
can be positive, zero or negative and is determined as follows:

Shield Option type:	If Index Performance (can be positive, zero or negative) is:	Performance Rate will equal:
Shield Options with a Cap Rate	less than or equal to zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with a Shield 10 will
result in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	greater than zero and less than the Cap Rate	the Index Performance
	greater than zero and equals or exceeds the Cap Rate	the Cap Rate
Shield Options with a Step Rate	less than zero
the lesser of: zero or the Index
Performance increased by the Shield
Rate (For example: a -15% Index
Performance with a Shield 10 will
result in a -5% Performance Rate. The
Performance Rate can never be
greater than zero if the Index
Performance is negative.)

	equal to or greater than zero	the Step Rate

EXAMPLES
Example 1 set forth below, as well as Examples 2-4 found throughout this prospectus, are intended to illustrate how various features of your Contract work.
Example 1—Calculating your Investment Amount on a Term End Date (See below.)
Example 2—Calculating your Interim Value (See “INTERIM VALUE CALCULATION.”)
Example 3—Withdrawals (See “WITHDRAWAL PROVISIONS.”)
Example 4—Transfers (See “TRANSFERS.”)
These examples should not be considered a representation of past or future performance for any Shield Option. Actual performance may be greater or less than those shown in the examples. Similarly, the Index Values in the examples are not an estimate or guarantee of future Index Performance.
The rates for the Rate Crediting Types shown in the following examples are for illustrative purposes only and may not reflect actual declared rates.
Values are rounded for display purposes only.
Example 1—Calculating your Investment Amount on a Term End Date
Examples 1A and 1B are intended to show how the Investment Amount on a Term End Date is calculated. In both examples assume Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500
®
Index and she
allows her allocation to renew year to year for five years. In Example 1A she has selected the Shield 10 S&P 500
®
Index with
a Cap Rate of 10%. In Example 1B she has selected the Shield 10 S&P 500
®
Index with a Step Rate of 8%. For purposes of
both examples, assume no withdrawals are made during the five year example period, the Example 1A Cap Rate stays at 10%
for all five years and the Example 1B Step Rate stays at 8% for all five years. If a withdrawal were made, a Withdrawal Charge during all 5 Contract Years as well as an Interim Value calculation may apply; and consequently the Investment Amount for the Term would be adjusted accordingly.
Example 1A—Shield Option with Cap Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500
®
Index with a Cap Rate of
10% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase
Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new
Cap Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new Shield
Option.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount (1)	$50,000	$55,000	$57,750	$57,750	$57,750
Index Value	1,000	1,200	1,260	1,260	1,197
Term End Date
Index Value	1,200	1,260	1,260	1,197	1,017
Index Performance (2)	20%	5%	0%	-5%	-15%
Cap Rate	10%	10%	10%	10%	10%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year) (3)	10%	5%	0%	0%	-5%
Performance Rate Adjustment (4)	$5,000	$2,750	$0	$0	-$2,888
Investment Amount (5)	$55,000	$57,750	$57,750	$57,750	$54,862

The following notes
to the table above
provide important calculations showing how certain values are determined
.
(1)
Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the
Investment Amount at Term Start Date would be $55,000, $57,750, $57,750 and $57,750, respectively, which was the
Investment Amount at Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term
End Date. For example, in year one, Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] — 1,000 [Index Value at Term Start Date])

÷ 1,000 [Index Value at Term Start Date] = 20%
(3)
In year one, Index Performance exceeds the Cap Rate and therefore the Performance Rate is equal to the Cap Rate. In years two and three the Performance Rate is equal to the Index Performance because the Index Performance is not negative and does not exceed the Cap Rate. In year four the Performance Rate is 0% because the Index Performance is
–5% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5%
because the Index Performance is –15% and the Shield 10 absorbs up to 10% of negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:

$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000

(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Example 1B—Shield Option with Step Rate:
Owner 1 allocates her $50,000 Purchase Payment into a 1-Year Term / Shield 10 / S&P 500
®
Index with a Step Rate of
8% and lets it renew year after year for five years. The following example illustrates how her initial $50,000 Purchase
Payment could perform over a five-year period given fluctuating Index Values. For renewals into the same Shield Option a new
Step Rate would be declared and go into effect on the Contract Anniversary that coincides with the beginning of the new
Shield Option.

Contract Year	1	2	3	4	5
Term Start Date
Investment Amount (1)	$50,000	$54,000	$58,320	$62,986	$62,986
Index Value	1,000	1,050	1,260	1,260	1,134
Term End Date
Index Value	1,050	1,260	1,260	1,134	964
Index Performance (2)	5%	20%	0%	-10%	-15%
Step Rate	8%	8%	8%	8%	8%
Shield Rate	10%	10%	10%	10%	10%
Performance Rate (one year) (3)	8%	8%	8%	0%	-5%
Performance Rate Adjustment (4)	$4,000	$4,320	$4,666	$0	-$3,149
Investment Amount (5)	$54,000	$58,320	$62,986	$62,986	$59,837

The following notes
to the table above
provide important calculations showing how certain values are determined
.
(1)
Investment Amount at Term Start Date in year one is the $50,000 Purchase Payment. In years two through five, the
Investment Amount at the Term Start Date would be $54,000, $58,320, $62,986 and $62,986, respectively, which was the Investment Amount at the Term End Date for the prior year.
(2)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term
End Date. For example, in year one, Index Performance is calculated as follows:
(1,050 [Index Value at Term End Date] — 1,000 [Index Value at Term Start Date])

÷ 1,000 [Index Value at Term Start Date]) = 5%
(3)
In years one, two and three the Performance Rate is equal to the Step Rate because the Index Performance is positive or zero. It should be noted that although Index Performance was 20% in year two, the Performance Rate is capped at 8% by the Step Rate. In year four the Performance Rate is 0% because the Index Performance is –10% and the Shield 10 absorbs up to 10% of the negative Index Performance. In year five, the Performance Rate is –5% because the Index
Performance is –15% and the Shield 10 absorbs up to 10% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) multiplied by the Performance Rate. For example, in year one the Performance Rate Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 8% [Performance Rate] = $4,000
(5)
The Investment Amount at the Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) plus the Performance Rate Adjustment. For example, in year one the Investment Amount at the Term End Date is calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $4,000 [Performance Rate Adjustment] = $54,000

Interim Value Calculation
Your Investment Amount in each Shield Option on the Term End Date is calculated as described above under “Calculating your Investment Amount on a Term End Date”. In setting the various rates we use in calculating the Investment Amount, we assume that you are going to hold a Shield Option until the Term End Date. Nevertheless, you have the right under the
Contract to make withdrawals, Surrender the Contract or annuitize before the Term End Date. Therefore, we calculate an
Interim Value on each Business Day between the Term Start Date and prior to the Term End Date
.
Prior to the Term End Date,
we use the Interim Value to calculate the amount that is available for (1)
annuitization
; (2) death benefits; (3) withdrawals; or
(4) Surrenders.
You may obtain your Interim Value on any Business Day by call us at (888)
243-1932 or by accessing our
website at www.brighthousefinancial.com.
Interim Value is equal to the Investment Amount at the Term Start Date, adjusted proportionately for any withdrawals
(including any applicable Withdrawal Charge),
in
the Shield Option, adjusted for the Index Performance of the associated Index and subject to the applicable Accrued Shield
Rate, Accrued Cap Rate or Accrued Step Rate. A withdrawal from a Shield Option will reduce your Interim Value by the amount withdrawn on the date of withdrawal. The Interim Value calculation is different than the calculation we use to calculate the
Investment Amount for a Shield Option on the Term End Date.
The Withdrawal Amount will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (
i.e.
a proportional reduction). Accordingly, when negative performance has caused the Interim Value to be
less
 than the Investment Amount, the reduction to the Shield Option is on more than dollar for dollar basis. On the other hand, when positive performance has caused the Interim Value to be
greater
 than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis.
Vested Period for Interim Value Calculation Applicable to Contracts Issued on or after January 1, 2023
For Contracts issued on or after January 1, 2023, the Shield Rate, Cap Rate and Step Rate accrue based on the number of days elapsed since the Term Start Date; however, you are automatically vested in a certain number of days beginning on the Term Start Date (i
.e
., during the first part of a Term the applicable Shield Rate, Cap Rate, or Step Rate remains at a fixed percentage of the full Shield Rate, Cap Rate, or Step Rate). The formula for determining the vested days equals 60 days multiplied by the total number of years in the Term plus 180 days, and we refer to this as the Vested Period in the prospectus.
The Vested Period varies based on the length of the Term. This table shows the formula and the number of days in the Vested
Period for each Term.

Term	Formula	Number of Days in Vested Period
1-Year	60 [days] x 1 [total number of years in the Term] + 180 [days]	240
3-Year	60 [days] x 3 [total number of years in the Term] + 180 [days]	360
6-Year	60 [days] x 6 [total number of years in the Term] + 180 [days]	540
The Accrued Shield Rate and Accrued Cap Rate or Accrued Step Rate is equal to the Shield Rate, the Cap Rate, or the Step
Rate multiplied by the greater of (i) Vested Period divided by the total number of days in the Term; or (ii) the number of days elapsed since the Term Start Date divided by the total number of days in the Term. After the Vested Period, you get more of the
Shield Rate, Cap Rate or Step Rate the closer you are to the Term End Date. As of January 1, 2023, we no longer offer Contracts to new purchasers without a Vested Period, and we may declare lower Cap Rates and Step Rates for these Contracts. The
Minimum Guaranteed Cap Rates will not be lower than those shown in the Minimum Guaranteed Cap Rates table, and the
Minimum Guaranteed Step Rates will not be lower than 5%. See “RATE CREDITING TYPES.”
Accrued Shield Rate for Interim Value Calculation
The Accrued Shield Rate is the portion of the Shield Rate that has accrued from the Term Start Date to any day within the
Term. This is the amount that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index
Performance is less than zero.
For Contracts issued before January 1, 2023, the Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.

For Contracts issued on or after January 1, 2023, the Accrued Shield Rate is a fixed percentage of the Shield Rate during the Vested Period, and increases daily after the end of the Vested Period until it fully accrues at the Term End Date.
Specifically, the Accrued Shield Rate is equal to the Shield Rate multiplied by the greater of (i) the Vested Period divided by the total number of days in the Term; or (ii) the number of days elapsed since the Term Start Date divided by the total number of days in the Term.
Accrued Cap Rate for Interim Value Calculation
The Accrued Cap Rate is the portion of the Cap Rate that has accrued from the Term Start Date to any day within the
Term. This is the maximum Index Performance that may be applied in calculating the Interim Value on any day prior to the
Term End Date if Index Performance is greater than zero.
For Contracts issued before January 1, 2023, the Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
For Contracts issued on or after January 1, 2023, the Accrued Cap Rate is a fixed percentage of the Cap Rate during the
Vested Period, and increases daily after the end of the Vested Period until it fully accrues at the Term End Date. Specifically, the Accrued Cap Rate is equal to the Cap Rate multiplied by the greater of (i) the Vested Period divided by the total number of days in the Term; or (ii) the number of days elapsed since the Term Start Date divided by the total number of days in the Term
.
Accrued Step Rate for Interim Value Calculation
The Accrued Step Rate is the portion of the Step Rate that has accrued from the Term Start Date to any day within the
Term. This is the rate that will be applied in calculating the Interim Value on any day prior to the Term End Date if Index
Performance is equal to or greater than zero.
For Contracts issued before January 1, 2023, the Accrued Step Rate is equal to the Step Rate multiplied by the number of days elapsed since the Term Start Date, divided by the total number of days in the Term.
For Contracts issued on or after January 1, 2023, the Accrued Step Rate is a fixed percentage of the Step Rate during the
Vested Period, and increases daily after the end of the Vested Period until it fully accrues at the Term End Date. Specifically, the Accrued Step Rate is equal to the Step Rate multiplied by the greater of (i) the Vested Period divided by the total number of days in the Term; or (ii) the number of days elapsed since the Term Start Date divided by the total number of days in the Term.
For purposes of determining the Accrued Shield Rate, Accrued Cap Rate and Accrued Step Rate, the total number of days in each calendar year of a Term is 365.
As of January 1, 2023, we no longer offer Contracts to new purchasers without a Vested Period, and we may declare lower Cap Rates and Step Rates for these Contracts. The Minimum Guaranteed Cap Rates will not be lower than those shown in the Minimum Guaranteed Cap Rates table, and the Minimum Guaranteed Step Rates will not be lower than 5%. See “RATE
CREDITING TYPES.”
Performance Rate for Determination of Interim Value
The Performance Rate during a particular Term is the Index Performance, adjusted for the applicable Accrued Shield
Rate, Accrued Cap Rate or Accrued Step Rate.
As noted above, the Interim Value is calculated using accrued values for the Shield Rate, Cap Rate and Step Rate. So if you annuitize, die, make a withdrawal or Surrender your Contract before the Term End Date, you will not receive the full benefit of the Shield Rate, Cap Rate or Step Rate but instead will receive the accrued percentage to the date of the annuitization, date of the payment of the death benefit, withdrawal or Surrender. In addition, a withdrawal from a Shield
Option will reduce your Interim Value by the amount withdrawn on the date of the withdrawal. For example
,
if you have a
Shield Option with a 1-Year Term, a Shield 10 and a 10% Cap Rate and you make a withdrawal halfway through your Term, the
Interim Value will be calculated using your Accrued Shield Rate and Accrued Cap Rate.
The accrued rates are calculated as
follows
:
If your Contract was issued before January
1, 2023, that means your Accrued Shield Rate will be 5% and your Accrued
Cap Rate will be 5%.
The
Accrued Shield Rate (10%) is multiplied by the number of days elapsed since the Term Start Date
(183)
and divided by the total number of days in the Term (365), so the Accrued Shield Rate is 5%. The Accrued
Cap Rate
(10%) is multiplied by the number of days elapsed since the Term Start Date (183) and divided by the total number of days in the Term (365), so the Accrued Cap Rate is 5%.

If your Contract was issued on or after January 1, 2023, that means your Accrued Shield Rate will be 6.58% and your
Accrued Cap Rate will be 6.58%. The Accrued Shield Rate is equal to the Shield Rate (10%) multiplied by the greater of (i) the
Vested Period (240) divided by the total number of days in the Term (365); or (ii) the number of days elapsed since the Term
Start Date (183) divided by the total number of days in the Term (365). Here, the Accrued Shield Rate is 6.58%. The Accrued
Cap Rate is equal to the Cap Rate (10%) multiplied by the greater of (i) the Vested Period (240) divided by the total number of days in the Term (365); or (ii) the number of days elapsed since the Term Start Date (183) divided by the total number of days in the Term (365). Here, the Accrued Cap Rate is 6.58%.
If your Contract was issued before January
1, 2023, an
Accrued Step Rate is calculated in the same manner—the Step
Rate is multiplied by the number of days elapsed since the Term Start Date and divided by the total number of days in the
Term. For example, if the Step Rate is 8% and the total number of days in the Term is 365 and 183 days have elapsed, then the Step Rate (8%) is multiplied by 183 and divided by 365 to arrive at an Accrued Step Rate of 4%.
If your Contract was
issued on or after January
1, 2023, an Accrued Step Rate is calculated in the same manner and is equal to the Step Rate (8%)
multiplied by the greater of (i)
the Vested Period (240) divided by the total number of days in the Term (365); or (ii)
the number
of days elapsed since the Term Start Date (183)
divided by the total number of days in the Term (365). Here, the Accrued Step
Rate is 5.26%.
Example 2—Calculating your Interim Value
Examples 2A and 2B are intended to show how an Interim Value is calculated. An Interim Value Calculation will be made if you annuitize, die, make a withdrawal or Surrender your Contract before the Term End Date. In both examples, assume
Owner 1
purchased the Contract before January
1, 2023 and
allocates her $50,000 Purchase Payment to a
3
-Year Term /
Shield 10 / S&P 500® Index with a Cap Rate of
60
%.
The same assumptions apply to Owner 2, except Owner 2 purchased the
Contract on or after January
1, 2023,
Example 2A will illustrate an Interim Value calculation with positive Index Performance and Example 2B will illustrate an Interim Value calculation with negative Index Performance. For purposes of these examples, assume the activity that triggers the Interim Value calculation occurs exactly
90
days
through the Term and that there are no
withdrawals made as of the date the Interim Value is calculated.
To see how we calculate Investment Amount after a withdrawal, please see “WITHDRAWAL PROVISIONS” and Example
3A.
Example 2A—Positive Index Performance:

Term Start Date	Owner 1(Issued Contract Before January 1, 2023)	Owner 2(Issued Contract On or After January 1, 2023)
Investment Amount	$50,000	$50,000
Shield Rate	Shield 10	Shield 10
Cap Rate	60%	60%
Index Value	500	500
Interim Value Calculation 90 Days Through Term
Index Value	600	600
Index Performance (1)	20%	20%
Accrued Cap Rate (2)	4.93%	19.73%
Performance Rate (3)	4.93%	19.73%
Performance Rate Adjustment (4)	$2,465	$9,865
Interim Value (5)	$52,465	$59,865

The following notes
to the table above
provide important calculations showing how certain values are determined
.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
Owner 1:
(600 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])

÷ 500 [Index Value at Term Start Date] = 20%
Owner 2: (600 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])

÷ 500 [Index Value at Term Start Date] = 20%

(2
)
Owner 1:
The Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start
Date divided by the total number of days in the Term. The Accrued Cap Rate is calculated as follows:
60
% [Cap Rate] x
90
[number of days elapsed since the Term Start Date]

÷
1,095
[total number of days in the Term] =
4.93
%
Owner 2: The Accrued Cap Rate is equal to the Cap Rate multiplied by the greater of:
(i) the Vested Period divided by the total number of days in the Term; or
(ii) the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Cap Rate is calculated as follows:
60% [Cap Rate] x greater of (i) 360 [the Vested Period] ÷ 1,095 [total number of days in the Term]; or

(ii) 90 [number of days elapsed since the Term Start Date ÷ 1,095 [total number of days in the Term] = 19.73%
(3)
Owner 1:
The Performance Rate is equal to the Accrued Cap Rate because it cannot exceed the Accrued Cap Rate even though the Index Performance was at 20%.
Owner 2: The Performance Rate is equal to the Accrued Cap Rate because it cannot exceed the Accrued Cap Rate even though the Index Performance was at 20%.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) multiplied by the Performance Rate. The Performance Rate
Adjustment is calculated as follows:
Owner 1:
$50,000 [Investment Amount at Term Start Date] x
4.93
% [Performance Rate] = $
2,465
Owner 2: $50,000 [Investment Amount at Term Start Date] x 19.73% [Performance Rate] = $9,865
(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) plus the Performance Rate Adjustment. The Interim Value is calculated as follows:
Owner 1:
$50,000 [Investment Amount at Term Start Date] + $
2,465
[Performance Rate Adjustment] = $
52,465
Owner 2: $50,000 [Investment Amount at Term Start Date] + $9,865 [Performance Rate Adjustment] = $59,865
Example 2B—Negative Index Performance:

Term Start Date	Owner 1(Issued Contract Before January 1, 2023	Owner 2(Issued Contract On or After January 1, 2023)
Investment Amount	$50,000	$50,000
Shield Rate	Shield 10	Shield 10
Cap Rate	60%	60%
Index Value	500	500
Interim Value Calculation 90 Days Through Term
Index Value	400	400
Index Performance (1)	–20%	–20%
Accrued Shield Rate (2)	0.82%	3.29%
Performance Rate (3)	–19.18%	–16.71%
Performance Rate Adjustment (4)	–$9,589	–$8,355
Interim Value (5)	$40,411	$41,645

The following notes
to the table above
provide important calculations showing how certain values are determined
.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Therefore the Index Performance is calculated as follows:
(400 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])

÷ 500 [Index Value at Term Start Date]) = –20%
(
2)
Owner 1:
The Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term
Start Date divided by the total number of days in the Term. The Accrued Shield Rate is calculated as follows:
10% [Shield Rate] x
90
[number of days elapsed since the Term Start Date]

÷
1,095
[total number of days in the Term] =
0.82
%

Owner 2: The Accrued Shield Rate is equal to the Shield Rate multiplied by the greater of:
(i) the Vested Period divided by the total number of days in the Term;
(ii) or the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Shield
Rate is calculated as follows:
10% [Shield Rate] x greater of (i) 360 [the Vested Period] ÷ 1,095 [total number of days in the Term]; or

(ii) 90 [number of days elapsed since the Term Start Date ÷ 1,095 [total number of days in the Term] = 3.29%
(3)
Owner 1:
The Performance Rate is –
19.18
% because the Index Performance is –20% and the Accrued Shield Rate of
0.82
% absorbs up to
0.82
% of the negative Index Performance.
Owner 2: The Performance Rate is –16.71% because the Index Performance is –20% and the Accrued Shield Rate of 3.29%
absorbs up to 3.29% of the negative Index Performance.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) multiplied by the Performance Rate. The Performance Rate
Adjustment is calculated as follows:
Owner 1:
$50,000 [Investment Amount at Term Start Date] x –
19.18
% [Performance Rate] = –$
9.589
Owner 2: $50,000 [Investment Amount at Term Start Date] x –16.71% [Performance Rate] = –$8,355
(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) plus the Performance Rate Adjustment. The Interim Value is calculated as follows:
Owner 1:
$50,000 [Investment Amount at Term Start Date] + –$
9,589
[Performance Rate Adjustment] = $
40,411
Owner 2:
$50,000
[
Investment Amount at Term Start Date]
+
–$8,355 [Performance Rate Adjustment]
=
$41,645
Withdrawal Provisions
Prior to the Annuity Date, you may, upon Notice to us, request a full or a partial withdrawal and we will withdraw that amount from your Account Value (the “Withdrawal Amount”). A withdrawal
(including any applicable Withdrawal Charge)
will
result in a reduction to the Investment Amount in each Shield Option and the Fixed Account in the ratio that each Shield Option and the Fixed Account bears to the total Account Value, unless you instruct us otherwise.
For a partial withdrawal, the
amount
payable to you will be a net amount equal to the Withdrawal Amount reduced by
any applicable Withdrawal Charge and
Premium and Other Taxes. If
a Withdrawal Charge is
applicable,
it
is applied to the Withdrawal Amount that is in excess of the applicable Free Withdrawal Amount.
Alternatively, you choose to have the Withdrawal Charge deducted from the remaining
Account Value, in which case you would receive the full dollar amount you requested. However, this may result in a higher
Withdrawal Charge because the charge would be based on a larger Withdrawal Amount from your Account Value. A withdrawal (including any applicable Withdrawal Charge) will also result in a proportionate reduction to the death benefit under the Contract. If you have the Return of Premium death benefit, your Purchase Payment is reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal.
The total Withdrawal Amount from the Account Value must not be less than $500, which is the minimum partial withdrawal amount. If the withdrawal would result in the Account Value being less than the Minimum Account Value ($2,000), we will treat the withdrawal request as a request for a full withdrawal. We will not terminate any Contract if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Value.
If you request a full or partial withdrawal
(unless you instruct us otherwise for a partial withdrawal)
, the Withdrawal
Amount after adjustments for any Withdrawal Charge will result in our paying you a net amount. The net amount payable to you is equal to (a)-(b)-(c), where:

(a)
is the amount withdrawn from the Account Value, and

(b)
is the Withdrawal Charge, and

(c)
is the Premium and Other Taxes, if any.
The Withdrawal Amount will reduce the Investment Amount for each Shield Option by the percentage reduction in the Interim Value of such Shield Option (i.e., a proportional reduction). Accordingly, when negative performance has caused the Interim Value to be
less
than the Investment Amount, the reduction to the Shield Option is on more than dollar for dollar basis. On the other hand, when positive performance has caused the Interim Value to be greater
than the Investment Amount, the reduction to the Shield Option is on a less than dollar for dollar basis.
For example, assume Owner 1 makes a $100,000 Purchase Payment at Contract issue and allocates the Purchase
Payment equally to two Shield Options so that each starts with $50,000. This amount is the initial Investment Amount. Assume in 6 months Shield Option A has an Interim Value of $65,000 and Shield Option B has an Interim Value of $45,000. Assume at

this time Owner 1 decides to make a withdrawal of $20,000. If the withdrawal is taken completely from Shield Option A, the reduction in the Interim Value is 30.77% ($20,000 ÷ $65,000). The Investment Amount for Shield Option A would then be reduced to $34,615.38 ($50,000 x (1-30.77%)). The total Investment Amount is then $84,615.38 ($34,615.38 + $50,000). If the entire withdrawal is taken from Shield Option B, the reduction in the Interim Value is 44.44% ($20,000 ÷ $45,000). The
Investment Amount for Shield Option B would be reduced to $27,777.78 ($50,000 x (1-44.44%)). The total Investment
Amount is then $77,777.78 ($50,000 + $27,777.78).
The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the Term until the
Term End Date
or the next Interim Value calculation
for that Shield Option. A partial withdrawal from a Shield Option does not affect the Cap Rate or Step Rate, as applicable, and the Shield Rate that will apply to the remaining Investment Amounts that are held in the Shield Option through the Term End Date.
After receipt of a Notice of withdrawal from you, we reserve the right to defer payment for a withdrawal for the period permitted by applicable law but not more than six (6) months.
We will pay interest on any delayed withdrawal payment paid ten (10) Business Days or later after receipt by us of any
Notice to complete the transaction.  Interest will be paid in accordance with the laws and regulations in effect in the state of
New York.
Divorce.
 A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.
Withdrawal Charge
We impose a Withdrawal Charge to reimburse us for contract sales expenses, including commissions and other distribution, promotion, and acquisition expenses. During the Accumulation Period, you can make a partial or complete withdrawal from your Contract.
The Withdrawal Charge is the percentage of the amount withdrawn from the Account Value in a Contract Year in excess of the Free Withdrawal Amount.
The Withdrawal Charge is calculated at the time of each withdrawal in accordance with the following:

Number of Complete Contract Years since Issue Date	Withdrawal Charge percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6 or more	0%
Note:
For tax purposes, earnings from Non-Qualified Contracts are generally considered to come out first.
When No Withdrawal Charge Applies

In some cases we will not charge you the Withdrawal Charge when you make a withdrawal. We may, however, ask you to prove that you meet any of the following conditions:

(i)
Maturity of the Contract;

(ii)
Payment of the death benefit;

(iii)
Application of your Account Value to an Annuity Option;

(iv)
If the withdrawal is to avoid required Federal income tax penalties or to satisfy Federal income tax rules concerning minimum distribution requirements that apply to your Contract, except for RMDs on a decedent Roth IRA. For purposes of this exception, we assume that the Contract is the only contract or funding vehicle from which distributions are required to be taken and we will ignore all other Account Values;

(v)
If you properly “recharacterize” as permitted under Federal tax law your Traditional IRA Contract or Roth IRA
Contract issued by us;

(vi)
If we agree in writing that none will apply. For example, if you transfer your Account Value to another approved annuity contract issued by us or one of our affiliates;

(vii)
Withdrawals pursuant to either the Nursing Home Exception or the Terminal Illness Exception (see below); or

(viii)
Withdrawals up to the Free Withdrawal Amount.
Nursing Home Exception/Terminal Illness Exception. After the first Contract Year, a Withdrawal Charge which would otherwise apply to a withdrawal will be waived, if you, or your Joint Owner:
•
(Nursing Home Exception) Has been a resident of certain nursing home facilities or a hospital for a minimum of 90 consecutive days or for a minimum total of 90 days where there is no more than a 6-month break in that residency and the residencies are for related causes, where you have exercised this right no later than 90 days after exiting the nursing home facility or hospital. The confinement must be prescribed by a physician and be medically necessary; or
•
(Terminal Illness Exception) Is diagnosed with a terminal illness and not expected to live more than 12 months (a physician certifies to your illness and life expectancy) and you were not diagnosed with the terminal illness as of the date we issued your Contract.
These Contract features are only available if you are less than 80 years old on the Contract Issue Date and terminate on the Annuity Date. These Contract features are free of charge. Additional conditions and requirements apply and are specified in the rider(s) that are part of your Contract.
Free Withdrawal Amount.
 After the first Contract Year, you may withdraw a portion of your Account Value free from any Withdrawal Charge. The Free Withdrawal Amount each Contract Year is equal to 10% of your Account Value as of the prior
Contract Anniversary, less the total amount withdrawn from the Account Value in the current Contract Year. The Free Withdrawal Amount is non-cumulative and is not carried over to other Contract Years.
Systematic Withdrawal Program
For automated processing of RMD amounts withdrawn from an IRA Contract or qualified annuity Contract, you may elect this program in any Contract year. However, for automated processing of amounts withdrawn for purposes other than RMDs, you may elect this program after the first Contract Year for up to 10% of your Account Value as of the prior Contract
Anniversary. We do not assess a charge for this program. You can receive payments monthly, quarterly, or annually provided that each payment must amount to at least $100 (a minimum of $500 must be distributed per Contract Year). We reserve the right to change the required minimum or the availability of this program. If the New York Stock Exchange is closed on a day when the withdrawal is to be made, we will process the withdrawal on the next Business Day. While the Systematic
Withdrawal Program is in effect, you can make additional withdrawals. However, such withdrawals, in addition to the systematic withdrawals, will be considered when determining the applicability of any Withdrawal Charge.
Withdrawals under the Systematic Withdrawal Program may either be drawn proportionally from all Shield Options and the Fixed Account to which you are allocated, or you can designate specific Shield Option(s) and/or the Fixed Account from which the withdrawal will be drawn.
Each withdrawal, systematic or otherwise,
will reduce
the Investment Amount for each Shield Option by the same
percentage
reduction in the Interim Value of such
Shield Option
(
i
.
e
.,
a proportional reduction). Therefore, a withdrawal when
Index Performance is negative will cause a greater percentage reduction in the remaining Investment Amount relative to the percentage reduction for the same Withdrawal Amount when Index Performance is positive.
Each withdrawal from the Fixed
Account reduces the value of that account by the amount of the withdrawal (dollar for dollar).
If you choose proportional withdrawals, all withdrawals are drawn from the Shield Options and Fixed Account in the ratio that each Shield Option(s) and/or the Fixed Account bears to your Account Value.
If you choose withdrawals from specific Shield Option(s) and/or the Fixed Account, all withdrawals are drawn from the specified Shield Option(s) and/or Fixed Account in an amount you determine. If there are insufficient funds in the specified
Shield Options or the Fixed Account to cover the amount of the withdrawal, the withdrawal will be processed to take the amount in that Shield Option or Fixed Account to $0, and the remaining amount of the withdrawal will default to proportional from all Shield Options and the Fixed Account to which you are allocated. Future withdrawals under the Systematic
Withdrawal Program will continue to be drawn proportionally, unless you instruct us otherwise.
You may terminate your participation in the Systematic Withdrawal Program at any time. We will terminate your participation in the Systematic Withdrawal Program when we receive notification of your death.

Income taxes, tax penalties, and certain restrictions may apply to withdrawals under the Systematic
Withdrawal Program. Withdrawals under the Systematic Withdrawal Program are subject to the same Withdrawal
Charge provisions and risks as any other withdrawals under the Contract. Among other things, this means that
Withdrawal Amounts in excess of the Free Withdrawal Amount are subject to a Withdrawal Charge. Moreover, since
Withdrawal Amounts from a Shield Option will reduce the Investment Amount for that Shield Option by the percentage reduction in the Interim Value of that Shield Option, a withdrawal when Index Performance is negative will cause a greater percentage reduction in the Investment Amount relative to the percentage reduction for the same Withdrawal Amount when Index Performance is positive. Since withdrawals under the Systematic Withdrawal
Program are automatic, you will have no control over the timing of those withdrawals.
Example 3—Withdrawals
Examples 3A and 3B are intended to show how withdrawals work. In each example
assume that Owner 1
purchased the
Contract before January
1, 2023 and
allocates her $50,000 Purchase Payment to the
3
-Year Term / Shield 10 / S&P 500®
Index with a Cap Rate of
60
%.
The same assumptions apply to Owner 2, except Owner 2 purchased the Contract on or after
January
1, 2023.
Example 3A will illustrate a withdrawal when Index Performance is positive and assumes no Withdrawal
Charge applies due to a Withdrawal Charge waiver. Example 3B will illustrate a withdrawal when Index Performance is negative and a 7% Withdrawal Charge is applied. In
example 3A
,
each
Owner
takes only one $20,000 withdrawal
90
days
through the Term. The remaining Investment Amount after a withdrawal will be used as the new Investment Amount for the
Term until the Term End Date for that Shield Option (assuming no additional withdrawals).

Example 3A—Positive Index Performance and no Withdrawal Charge:

Term Start Date	Owner 1 (Issued Contract before January 1, 2023)	Owner 2(Issued Contract on or after January 1, 2023)
Investment Amount	$50,000	$50,000
Shield Rate	Shield 10	Shield 10
Cap Rate	60%	60%
Index Value	500	500
Interim Value Calculation 90 Days Through Term
Index Value	600	600
Index Performance (1)	20%	20%
Accrued Cap Rate (2)	4.93%	19.73%
Performance Rate (3)	4.93%	19.73%
Performance Rate Adjustment (4)	$2,465	$9,865
Interim Value (5)	$52,465	$59,865
Withdrawal Amount taken	$20,000	$20,000
Investment Amount at Term Start Date adjusted for any withdrawals (6)	$30,940	$33,296
Net Proceeds from withdrawal paid to Contract Owner (7)	$20,000	$20,000
Term End Date
Index Value	700	700
Index Performance (8)	40%	40%
Performance Rate (9)	40%	40%
Performance Rate Adjustment (10)	$12,376	$13,318
Investment Amount (11)	$43,316	$46,614

The following notes
to the table above
provide important calculations showing how certain values are determined
.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(600 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])

÷ 500 [Index Value at Term Start Date]) = 20%
(2)
Owner 1:
The Accrued Cap Rate is equal to the Cap Rate multiplied by the number of days elapsed since the Term Start
Date divided by the total number of days in the Term. The Accrued Cap Rate is calculated as follows:
60
% [Cap rate] x
90
[number of days elapsed since Term Start Date]

÷
1,095
[total number of days in the Term] =
4.93
%
Owner 2: The Accrued Cap Rate is equal to the Cap Rate multiplied by the greater of:
(i) the Vested Period divided by the total number of days in the Term; or
(ii) the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Cap Rate is calculated as follows:
60% [Cap rate] x greater of (i) 360 [the Vested Period] ÷ 1095 [total number of days in the Term]; or

(ii) 90 [number of days elapsed since the Term Start Date] ÷ 1095 [total number of days in the Term] = 19.73%
(3)
The Performance Rate is equal to the Accrued Cap Rate because it cannot exceed the Accrued Cap Rate even though
Index Performance was at 20%.
(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (no withdrawals have been taken so far) multiplied by the Performance Rate. The Performance Rate
Adjustment is calculated as follows:
Owner 1:
$50,000 [Investment Amount at Term Start Date] x
4.93
% [Performance Rate] = $
2,465
Owner 2: $50,000 [Investment Amount at Term Start Date] x 19.73% [Performance Rate] = $9,865

(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals plus the
Performance Rate Adjustment.  This is the amount in the Shield Option selected that would be available if you annuitize, die, make a withdrawal or Surrender your Contract on that date.  The Interim Value is calculated as follows:
Owner 1:
$50,000 [Investment Amount at Term Start Date] + $
2,465
[Performance Rate Adjustment] = $
52,465
Owner 2: $50,000 [Investment Amount at Term Start Date] + $9,865 [Performance Rate Adjustment] = $59,865
(6)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value.
Therefore, the Investment Amount adjusted for any withdrawals is calculated as follows:
Owner 1:
$50,000 [Investment Amount on Term Start Date]

x (1-$20,000 [gross withdrawal amount halfway through the Term]

÷
$
52,465
[Interim Value on date of withdrawal]) = $
30,940
Owner 2: $50,000 [Investment Amount on Term Start Date]

x (1-$20,000 [gross withdrawal amount 90-Days through the Term]

÷ $59,865 [Interim Value on date of withdrawal]) = $33,296
The proportionally reduced Investment Amount is used as the new Investment Amount at Term Start Date
for the Term until the
Term End Date for this Shield Option (assuming no additional withdrawals.)

(7)
The net amount payable to the Contract Owner is equal to the amount withdrawn minus the Withdrawal Charge. The net amount payable is calculated as follows:
$20,000 [amount withdrawn] –$0 [Withdrawal Charge] = $20,000
(8)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term
Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(700 [Index Value at Term End Date] — 500 [Index Value at Term Start Date])

÷ 500 [Index Value at Term Start Date] = 40%
(9)
Index Performance at the Term End Date exceeds the Cap Rate and therefore the Performance Rate at the Term End Date is equal to the Cap Rate.
(10)
The Performance Rate Adjustment at the Term End Date is equal to the product of the Investment Amount at the Term
Start Date adjusted for any withdrawals multiplied by the Performance Rate at the Term End Date. The Performance Rate
Adjustment at the Term End Date is calculated as follows:
Owner 1:
$
30,940
[Investment Amount adjusted for withdrawal] x
40
% [Performance Rate at Term End Date] = $
12,376
Owner 2: $33,296 [Investment Amount adjusted for withdrawal] x 40% [Performance Rate at Term End Date] = $13,318
(11)
The Investment Amount at the Term End Date is equal to the Investment Amount one year after the Term Start Date adjusted for any withdrawals plus the Performance Rate Adjustment at Term End Date. The Investment Amount at the
Term End Date is calculated as follows:
Owner 1:
$
30,940
[Investment Amount adjusted for withdrawal]

+ $
12,376
[Performance Rate Adjustment at Term End Date] = $
43,316
Owner 2: $33,296 [Investment Amount adjusted for withdrawal]

+ $13,318 [Performance Rate Adjustment at Term End Date] = $46,614

Example 3B—Negative Index Performance and Withdrawal Charge:

Term Start Date	Owner 1(Issued Contract Before January 1, 2023)	Owner 2(Issued Contract On or After January 1, 2023)
Investment Amount	$50,000	$50,000
Shield Rate	Shield 10	Shield 10
Cap Rate	60%	60%
Index Value	500	500
Interim Value Calculation 90 Days Through Term
Index Value	400	400
Index Performance (1)	–20%	–20%
Accrued Shield Rate (2)	0.82%	3.29%
Performance Rate (3)	–19.18%	–16.71%
Performance Rate Adjustment (4)	–$9,589	–$8,355
Interim Value (5)	$40,411	$41,645
Withdrawal Amount taken	$20,000	$20,000
Investment Amount at Term Start Date adjusted for any withdrawals (6)	$25,254	$25,988
Free Withdrawal Amount (7)	$5,000	$5,000
Withdrawal Charge Amount (8)	$1,050	$1,050
Net Proceeds from Withdrawal paid to Contract Owner (9)	$18,950	$18,950
Term End Date
Index Value	450	450
Index Performance (10)	–10%	–10%
Performance Rate (11)	0%	0%
Performance Rate Adjustment (12)	$0	$0
Investment Amount (13)	$25,254	$25,988

The following notes
to the table above
provide important calculations showing how certain values are determined
.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows:
(400 [Index Value on date of Interim Value calculation] — 500 [Index Value at Term Start Date])

÷ 500 [Index Value at Term Start Date]) = –20%
(2)
Owner 1:
The Accrued Shield Rate is equal to the Shield Rate multiplied by the number of days elapsed since the Term
Start Date divided by the total number of days in the Term. The Accrued Shield Rate is calculated as follows:
10% [Shield Rate] x
90
[number of days elapsed since Term Start Date]

÷
1,095
[total number of days in the Term] =
0.82
%
Owner 2: The Accrued Shield Rate is equal to the Shield Rate multiplied by the greater of: (i) the Vested Period divided by the total number of days in the Term; or (ii) the number of days elapsed since the Term Start Date divided by the total number of days in the Term. The Accrued Shield Rate is calculated as follows:
10% [Shield Rate] x greater of (i) 360 [the Vested Period] ÷ 1095 [total number of days in the Term]; or

(ii) 90 [number of days elapsed since the Term Start Date ÷ 1095 [total number of days in the Term] = 3.29%
(3)
Owner 1:
The Performance Rate is –
19.18
% because the Index Performance is –20% and the Accrued Shield Rate of
0.82
% absorbs up to
0.82
% of the negative Index Performance.
Owner 2: The Performance Rate is –16.71% because the Index Performance is –20% and the Accrued Shield Rate of 3.29%
absorbs up to 3.29% of the negative Index Performance.

(4)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (no withdrawals have been taken so far) multiplied by the Performance Rate. The Performance Rate
Adjustment is calculated as follows:
Owner 1:
$50,000 [Investment Amount at Term Start Date] x –
19.18
% [Performance Rate] = –$
9,589
Owner 2: $50,000 [Investment Amount at Term Start Date] x –16.71% [Performance Rate] = –$8,355
(5)
The Interim Value is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals plus the
Performance Rate Adjustment. This is the amount in the Shield Option selected that would be available if you annuitize, die, make a withdrawal or Surrender your Contract on that date. The Interim Value is calculated as follows:
Owner 1:
$50,000 [Investment Amount at Term Start Date] + –$
9,589
[Performance Rate Adjustment] = $
40,411
Owner 2: $50,000 [Investment Amount at Term Start Date] + –$8,355 [Performance Rate Adjustment] = $41,645
(6)
The Investment Amount is reduced proportionally by the withdrawal taken based on the reduction in Interim Value.
Therefore, the Investment Amount adjusted for any withdrawals is calculated as follows:
Owner 1:
$50,000 [Investment Amount on the Term Start Date]

x (1-$20,000 [gross withdrawal amount halfway through the Term])

÷ $
40,411
[Interim Value on date of withdrawal] = $
25,254
Owner 2: $50,000 [Investment Amount on the Term Start Date]

x (1-$20,000 [gross withdrawal amount 90-Days through the Term])

÷ $41,645 [Interim Value on date of withdrawal] = $25,988
The proportionally reduced Investment Amount
is
used as the new Investment Amount
at Term Start Date
for the Term until the
Term End Date for this Shield Option (assuming no additional withdrawals).
(7)
The Free Withdrawal Amount is the value as of the most recent Contract Anniversary multiplied by the Free Withdrawal
Amount Percentage. The Free Withdrawal Amount is calculated as follows:
$50,000 [value as of most recent Contract Anniversary] x 10% [Free Withdrawal Amount percentage] = $5,000
(8)
The Withdrawal Charge Amount is the gross withdrawal amount minus the Free Withdrawal Amount multiplied by the
Withdrawal Charge.
($20,000 [gross withdrawal amount] – $5,000 [Free Withdrawal Amount]) x 7% [Withdrawal Charge] = $1,050
(9)
The net amount payable to the Contract Owner is equal to the amount withdrawn minus the Withdrawal Charge. The net amount payable is calculated as follows:
$20,000 [amount withdrawn] – $1,050 [Withdrawal Charge] = $18,950
(10)
Index Performance at the Term End Date is equal to the percentage change in the Index Value measured from the Term
Start Date to the Term End Date. Index Performance at the Term End Date is calculated as follows:
(450 [Index Value at Term End Date] — 500 [Index Value at Term Start Date]) ÷ 500 [Index Value at Term Start Date]

= –10%
(11)
The Performance rate at the Term End Date is 0% because the Index Performance at the Term End Date is –10% and the
Shield 10 absorbs up to 10% of the negative Index Performance.
(12)
The Performance Rate Adjustment at the Term End Date is equal to the product of the Investment Amount at the Term
Start Date adjusted for any withdrawals multiplied by the Performance Rate at the Term End Date. The Performance Rate
Adjustment at the Term End Date is calculated as follows:
Owner 1:
$
25,254
[Investment Amount adjusted for withdrawal] x 0% [Performance Rate at Term End Date] = $0
Owner 2: $25,988 [Investment Amount adjusted for withdrawal] x 0% [Performance Rate at Term End Date] = $0
(13)
The Investment Amount at the Term End Date is equal to the Investment Amount adjusted for any withdrawals plus the
Performance Rate Adjustment at Term End Date. The Investment Amount at the Term End Date is calculated as follows:
Owner 1:
$
25,254
[Investment Amount adjusted for withdrawal]

+ $0 [Performance Rate Adjustment at Term End Date] = $
25,254
Owner 2: $25,988 [Investment Amount adjusted for withdrawal]

+ $0 [Performance Rate Adjustment at Term End Date] = $25,988
Transfers
During the Transfer Period you may make transfers to or from the Fixed Account and/or to or from the Shield Option(s)
subject to the minimum allocation of $500. We must receive notification of your election to transfer, in a form satisfactory to us or by calling us at
1-888-243-1932
, no later than five (5) calendar days after the Contract Anniversary on which the transfer will take place. Your financial representative can provide more information or you may contact our Annuity Service
Office. You cannot make transfers outside the Transfer Period and transfers may not be made after the Annuity Date. To make a transfer from a Shield Option in which you have an Investment Amount the Shield Option must have reached its Term End
Date. The Transfer Period is the five (5) days following the Contract Anniversary coinciding with the Term End Date and Interest
Rate Term End Date, as applicable, for the Shield Option(s) and/or the Fixed Account. The effective date of such transfer is the first day of the Interest Rate Term and/or a Term(s) in which the transfer is made.

If you make a transfer during
the Transfer Period, the
amount available to transfer is the
Interim Value of each Shield
Option
which
will equal the Investment Amount in that Shield Option
at Term End Date
. After the Transfer Period, the Interim
Value of that Shield Option is equal to the Investment Amount in the Shield Option, adjusted for the Index Performance of the associated Index and subject to the applicable Accrued Shield Rate, Accrued Cap Rate or Accrued Step Rate.
If you do not make a transfer during the Transfer Period following the
Term End Date, the Investment Amount allocated to
the Shield Option that has reached its Term End Date will automatically be renewed into the same Shield Option unless you elect to transfer into a different Shield Option or the Fixed Account. If the same Shield Option is no longer available at the end of the existing Term, these amounts will automatically transfer into the Fixed Account at the Term End Date, unless otherwise instructed by you during the Transfer Period. The amounts transferred to the Fixed Account must remain in the Fixed Account until the Interest Rate Term End Date (which, currently, will not be less than one (1) year). If the Fixed Account is not available, these amounts will automatically transfer into the Shield Option with, in order of priority, the shortest Term, the highest Shield
Rate and the lowest Cap Rate, from the Shield Options available at the Term End Date, unless otherwise instructed by you during the Transfer Period. There are two ways you may find out what the renewal Cap Rates and Step Rates will be for a subsequent Term. Thirty (30) days before the current Term expires, we will mail you a Notice indicating your maturing Shield
Options and how you can obtain the new Cap Rates and Step Rates. You may also access the Company’s website at
https://www.brighthousefinancial.com/products/annuities/shield-annuities/shield-rates/
where at least two months of renewal Cap
Rates and Step Rates are posted – i.e., for the current month and the following month. See “RATE CREDITING TYPES. You have the Transfer Period to notify us if you want to transfer some or all of your Investment Amount to a new Shield Option(s) or the
Fixed Account.
Renewals.
For renewals into the same Shield Option, a new Cap Rate or Step Rate, as applicable, will be declared and will go into effect on the Contract Anniversary that coincides with the beginning of the new Shield Option.
Example 4—Transfers
Example 4 is intended to show how transfers work. Owner 1 allocates her $50,000 Purchase Payment to the 1-Year
Term / Shield 10 / S&P 500
®
Index with a Cap Rate of 10%. At the end of the 1-Year Term, she transfers 50% of her 1-Year
Term / Shield 10 / S&P 500
®
Index with a Cap Rate of 10% into a 1-Year Term / Shield 10 / Russell 2000
®
Index with a Cap
Rate of 12% and opts to let the remaining 50% of her Investment Amount automatically renew.
Shield Options prior to Transfer:

Contract Year	1
Term Start Date
Investment Amount	$50,000
Index Value	1,000
Term End Dat e
Index Value	1,200
Index Performance (1)	20%
Cap Rate	10%
Shield Rate	Shield 10
Performance Rate (one year) (2)	10%
Performance Rate Adjustment (3)	$5,000
Investment Amount (4)	$55,000

The following notes
to the table above
provide important calculations showing how certain values are determined
.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the Term
End Date. Index Performance is calculated as follows:
(1,200 [Index Value at Term End Date] — 1,000 [Index Value at Term Start Date])

÷ 1,000 [Index Value at Term Start Date]) = 20%

(2)
Since Index Performance is greater than zero and exceeds the Cap Rate, the Performance Rate equals the Cap Rate.
(3)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) multiplied by the Performance Rate. The Performance Rate
Adjustment is calculated as follows:
$50,000 [Investment Amount at Term Start Date] x 10% [Performance Rate] = $5,000
(4)
The Investment Amount at Term End Date is equal to the Investment Amount at Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) plus the Performance Rate Adjustment. The Investment Amount is
calculated as follows:
$50,000 [Investment Amount at Term Start Date] + $5,000 [Performance Rate Adjustment] = $55,000
Shield Options after Transfer:

Contract Year	2
	1-Year Term / Shield 10 / S&P 500 ® Index with a Cap Rate of 10%	1-Year Term / Shield 10 / Russell 2000 ® Index with a Cap Rate of 12%
Investment Amount at Term Start Date (second term) (1)	$27,500	$27,500

Notes
to the table above
.
(1)
The Investment Amount at Term End Date is reallocated so that 50% is renewed in the same Shield Option and 50% is allocated to a new Shield Option.
Death Benefit
If you die during the Accumulation Period, we will pay a death benefit to your Beneficiary (or Beneficiaries). The standard death benefit for your Contract is described below.
Please check your Contract and riders for the specific provisions applicable to you. We will require both due proof of death and an acceptable election for the payment method before any death benefit is paid. Our obligations are subject to all payments made and actions taken by us before our receipt of Notice of due proof of death. (See “General Death Benefit
Provisions” below.)
Standard Death Benefit
If you are age 76 or older at the Issue Date of your Contract, the standard death benefit is the Account Value.
If you are age 75 or younger at the Issue Date of your Contract, the standard death benefit will be the Return of Premium death benefit which is the greater of:

(1)
your Account Value; or

(2)
your Purchase Payment, reduced proportionally by the percentage reduction in Account Value of the Shield
Option(s) and the Fixed Account for each partial withdrawal (including any applicable Withdrawal Charge).
If a non-natural person owns the Contract, then the Annuitant will be deemed to be the Owner for purposes of determining the Death Benefit Amount. If Joint Owners are named, the age of the oldest Joint Owner will be used to determine the Death Benefit Amount.
If the Owner is a natural person and the Owner is changed to someone other than a spouse, the Death Benefit Amount will be determined as defined above; however, for the Return of Premium death benefit, subsection (2) will be changed to provide as follows: “the Account Value as of the effective date of the change of Owner, reduced proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal (including any applicable Withdrawal Charge) made after such date.”
In the event that a Beneficiary who is the spouse of the Owner elects to continue the Contract in his or her name after the Owner dies, the Death Benefit Amount for the Return of Premium death benefit, will be determined in accordance with
(1) or (2) above.
The Death Benefit Amount cannot be withdrawn as a lump sum prior to the death of the Owner (or Annuitant where the
Owner is a non-natural person).

The current Death Benefit Amount will appear on any reports that are sent to you.
The death benefit terminates (a) upon termination of the Contract; (b) when the entire Account Value is applied to an
Annuity Option; or (c) when the Account Value is reduced to zero.
See Appendix C for examples of the Return of Premium death benefit.
General Death Benefit Provisions
If the Beneficiary under a Qualified Contract is the Annuitant’s spouse, the tax law generally allows distributions to begin by the year in which the Annuitant would have
been required to being taking distributions
(which may be more or less than ten
years after the Annuitant’s death).
(See “FEDERAL TAX CONSIDERATIONS” for a discussion of the tax law requirements applicable to distributions from Qualified Contracts).
The Death Benefit Amount is determined as of the end of the Business Day on which we receive both due proof of death and an acceptable election for the payment method. Where there are multiple Beneficiaries, the death benefit will be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. The Death Benefit
Amount remains in the Contract until each of the other Beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any Death Benefit Amounts held in the Contract on behalf of the remaining Beneficiaries will remain in the existing Shield Options and/or the Fixed Account and are subject to fluctuation in value. This risk is borne by the
Beneficiaries. There is no additional death benefit guarantee.
For the Return of Premium death benefit, if the Beneficiary chooses to continue the Contract, any excess of the Death
Benefit Amount over the Account Value will be allocated to the Fixed Account, regardless of whether the Fixed Account is not otherwise currently available to you for allocation. If at the time such excess Death Benefit Amount is allocated to the Fixed
Account and either (a) the Fixed Account is not available or (b) the Fixed Account transfer and allocation restrictions are in effect, such amount will remain in the Fixed Account until the next Contract Anniversary when it (excluding earned interest)
will be transferred out of the Fixed Account into the Shield Option with, in order of priority, the shortest Term, the highest
Shield Rate, and the lowest Cap Rate from the Shield Options available, unless otherwise directed by the Beneficiary. The interest earned on the excess Death Benefit Amount will remain in the Fixed Account unless otherwise instructed by the
Beneficiary. See Appendix D —
Fixed Account Value
for information regarding the Fixed Account transfer and allocation restrictions.
Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary, unless instructed otherwise.
If we are presented with notification of your death before any requested transaction is completed, we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and an election for the payment method.
We will pay interest on any delayed death benefit payments from the date of death. Interest will be paid in accordance with the laws and regulations in effect in the state of New York.
Controlled Payout
You may elect to have the death benefit proceeds paid to your Beneficiary in the form of Income Payments for life or over a period of time that does not exceed your Beneficiary’s life expectancy, subject to applicable tax law requirements. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the Beneficiary cannot revoke or modify your election. The Controlled Payout is only available to Non-Qualified Contracts.
Death of Owner During the Accumulation Period
The death benefit will be paid to your Beneficiary(ies) upon your death, or the first death of a Joint Owner. If the Contract is owned by a non-natural person, the Annuitant will be deemed the Owner in determining the death benefit. If there are Joint
Owners, the age of the older Owner will be used to determine the death benefit.
Death of Annuitant During the Accumulation Period
Upon the death of an Annuitant, who is not the Owner or Joint Owner, the Owner (or Oldest Joint Owner) automatically becomes the Annuitant, unless the Owner chooses a new Annuitant, subject to the maximum specified age in effect at the time of the request. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of an Owner, and a new Annuitant may not be named. (See “Death of Owner During the Accumulation Period” above).

Death Benefit Options
In the event an Owner (or the Annuitant, where the Owner is not an individual) dies during the Accumulation Period, a
Beneficiary must choose payment of the death benefit under one of the options below (unless the Owner has previously made the election or due to the requirements of the Code). The death benefit options available under the Contract include the following and any other options acceptable to you and us:

(a)
Option 1—lump sum payment in cash; or

(b)
Option 2—payment of the entire death benefit under a Non-Qualified Contract within five (5) years (or under a
Qualified Contract generally within ten (10) years) of the date of death of the Owner or the first Joint Owner to die; or

(c)
Option 3—payment of the death benefit under an Annuity Option or other periodic payment option acceptable to us (if permitted by the Code) in substantially equal periodic payments (made at least annually) over the lifetime of the
Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one (1) year of the date of death of the Owner or the first Joint Owner to die. Any portion of the death benefit not applied within one (1) year of the date of the Owner’s or Joint Owner’s death must be distributed within five (5) years of the date of death.
For Non-Qualified Contracts, payment must begin within one year of the date of death. For Qualified Contracts, payment must begin no later than the end of the calendar year immediately following the year of death.
We may also offer a payment option, for both Non-Qualified Contracts and certain Qualified Contracts, under which your
Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of RMDs that are taken as withdrawals from Individual Retirement Accounts. Such payment options may be limited to certain categories of beneficiaries. If this option is elected, we will issue a new contract to your Beneficiary in order to facilitate the distribution of payments. Upon the death of your Beneficiary, the death benefit would be required to be distributed in accordance with applicable tax law requirements. In some cases, this will require that the proceeds be distributed more rapidly than the method of distribution in effect at the time of your Beneficiary’s death. (See
“FEDERAL TAX CONSIDERATIONS.”)
If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven
(7) days.
All options must comply with applicable federal income tax rules. The tax rules are complex and differ for Non-Qualified
Contracts and Qualified Contracts. As a general matter, the entire death benefit must be paid within five years (or in some cases 10 years for Qualified Contracts) of the Owner’s date of death unless an exception applies. You should consult your tax adviser about the tax rules applicable to your situation.
Beneficiary Continuation Options.

We offer two types of Beneficiary Continuation Options during the Accumulation
Period: the Spousal Continuation and Non-Spousal Beneficiary Continuation Options described below. We must receive Notice of the election of one of these Beneficiary Continuation Options by the end of the 90th day after we receive Notice of due proof of death. If the surviving spouse qualifies for Spousal Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Spousal Continuation Option will be automatically applied on the 90th day. If a
Non-Spousal Beneficiary qualifies for Non-Spousal Beneficiary Continuation and has not chosen one of the death benefit options above by the end of the 90 day period, the Non-Spousal Beneficiary Continuation Option will be automatically applied on the 90th day.

Spousal Continuation.
If the Owner dies during the Accumulation Period, the spouse may choose to continue the
Contract in his or her own name, to the extent permitted by tax law, and exercise all of the Owner’s rights under the Contract.
Upon such election the Account Value will be adjusted to an amount equal to the Death Benefit Amount determined upon such election and receipt of due proof of death of the Owner. Any excess of the Death Benefit Amount over the Account Value will be allocated to the Fixed Account. (See “General Death Benefit Provisions” for more information.)
Spousal continuation will not be allowed to the extent it would fail to satisfy minimum required distribution rules for
Qualified Contracts. (see “FEDERAL TAX CONSIDERATIONS.”)
Non-Spousal Beneficiary Continuation.
A Beneficiary who is not a spouse generally can choose to continue a
Non-Qualified Contract until the fifth anniversary of the Owner’s death, and a Qualified Contract generally until the tenth anniversary of the Owner’s death. The Contract can be continued by a Beneficiary only if his or her share of the death benefit is at least equal to the Minimum Account Value. If the Beneficiary continues the Contract under this provision his or her share will not be paid. It will instead be continued in the Contract on the date we determine the Death Benefit Amount. Such
Beneficiary will have the right to make partial and full withdrawals of his/her share of the Contract, not subject to Withdrawal
Charges. Such Beneficiary will also have the right to make transfers at the Term End Date or the Interest Rate Term End Date.

During the continuation period the Beneficiary can choose to receive his/her share of the Contract in a single lump sum payment or, to the extent permitted by the Code, apply it to an Annuity Option or other option acceptable to us that must be payable for the life of the Beneficiary or for a term no longer than the life expectancy of the Beneficiary starting within one
(1) year after the death of the Owner.
On the fifth anniversary of the death of a Non-Qualified Contract Owner, (or generally the tenth anniversary of the death of a Qualified Contract Owner), any Beneficiary will be paid his/her share of the Account Value that has not been applied to an
Annuity Option or other settlement option permissible under the Code, in a single lump sum payment and the Contract will terminate.
Income Payments (The Income Period)
Annuity Date
Under the Contract you can receive regular Income Payments. You can choose the month and year in which those payments begin (the “Annuity Date”). The Annuity Date must not be less than thirteen (13) months from the Issue Date and will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Annuity Date. You can change the Annuity Date at any time before the Annuity Date, subject to certain limitations and restrictions that may apply in New York state. Income Payments must begin on, or before, the Maturity Date. Please note that in the Contract, the Annuity Date and Maturity Date are the same date.
Maturity Date
The Maturity Date is specified in your Contract at purchase and is the first day of the calendar month following the
Annuitant’s 90th birthday or 10 years from the date we issue your Contract, whichever is later. If Income Payments don’t begin on, or before, the Maturity Date, the Contract will be annuitized at the Maturity Date under the Contract’s default Annuity
Option, or you can make a complete withdrawal of your Account Value.
You can change or extend your Maturity Date at any time before the Maturity Date with thirty (30) days prior notice to us
(subject to restrictions that may apply in New York state, restrictions imposed by your selling firm and our current established administrative procedures.) The latest date we will allow you to extend to must be based on the Owner’s age and not the
Annuitant’s age. You must contact us at our Annuity Service Office to make this election. This requirement may be changed by
us.
Please be aware that once your Contract is annuitized, you are ineligible to receive the death benefit.
Income Payments
You (unless another payee is named) will receive Income Payments during the Income Period. The Annuitant is the natural person(s) whose life we look to in the determination of Income Payments. All Income Payments are fixed as to amount.
The Account Value, less any applicable Premium Taxes on the day immediately preceding the Annuity Date will be used to determine the Income Payment amount. The amount of each Income Payment will be based upon the Annuity Option elected, the Annuitant’s age, the Annuitant’s sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your Contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Income Payment greater than that which is guaranteed under the same Annuity Option under the Contract, the greater payment will be made.
Income Payments will be paid as monthly installments or at any frequency acceptable to you and us. If the amount of the
Account Value to be applied under an Annuity Option is less than $5,000, we reserve the right to make one lump sum payment equal to the then current Account Value in lieu of Income Payments. If the amount of the Income Payment would be less than
$100, we may reduce the frequency of payments to an interval which will result in the payment being at least $100, but with a frequency of no less than annually.
Annuity Options
You can choose among income plans (the “Annuity Options”). You can change it at any time before the death benefit becomes payable or the Annuity Date.
If you do not choose an Annuity Option at the time you purchase the Contract, Option 2, which provides a life annuity with 10 years of guaranteed Income Payments, will automatically be applied.
You can choose one of the following Annuity Options or any other Annuity Option acceptable to us. After Income
Payments begin, you cannot change the Annuity Option, subject to the requirements of the Code.

If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each Income
Payment being larger. Annuity Options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant are alive (such as Options 2 and 4 below) result in Income Payments that are smaller than Annuity Options without such a guarantee (such as Options 1 and 3 below). For Annuity Options with a designated period, choosing a shorter designated period will result in each Income Payment being larger.
Option 1. Life Annuity.
Under this option, we will make Income Payments so long as the Annuitant is alive. We stop making Income Payments after the Annuitant’s death. It is possible under this option to receive only one Income Payment if the Annuitant dies before the due date of the second payment or to receive only two Income Payments if the Annuitant dies before the due date of the third payment, and so on.
Option 2. Life Annuity With 10 Years of Income Payments Guaranteed.
Under this option, we will make Income
Payments so long as the Annuitant is alive. If, when the Annuitant dies, we have made Income Payments for less than ten years, we will then continue to make Income Payments to the Beneficiary for the rest of the 10 year period.
Option 3. Joint and Last Survivor Annuity.
Under this option, we will make Income Payments so long as the
Annuitant and a second person (joint Annuitant) are both alive. When either Annuitant dies, we will continue to make Income
Payments, so long as the survivor continues to live. We will stop making Income Payments after the last survivor’s death.
Option 4. Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed.
Under this option, we
will make Income Payments so long as the Annuitant and a second person (joint Annuitant) are both alive. When either
Annuitant dies, we will continue to make Income Payments, so long as the survivor continues to live. If, at the last death of the
Annuitant and the joint Annuitant, we have made Income Payments for less than ten years, we will then continue to make
Income Payments to the Beneficiary for the rest of the 10 year period.
We may require proof of the age or sex of an Annuitant before making any Income Payments under the Contract that are measured by the Annuitant’s life. If the age or sex of the Annuitant has been misstated, the amount payable will be the amount that the Account Value would have provided at the correct age or sex. Once Income Payments have begun, the amount of any overpayments or underpayments, with interest at 6% per annum, will be, as applicable, deducted from, or added to, the payment or payments made after the adjustment.
Upon the death of the last surviving Annuitant, the Beneficiary may choose to continue receiving income payments (if permitted by the Code) or to receive the commuted value of the remaining guaranteed payments. The calculation of the commuted value will be done using the then current Annuity Option rates.
Due to underwriting, administrative or Code considerations, there may be limitations on payments to the survivor under
Options 3 and 4 and/or the duration of the guarantee period under Options 2 and 4.
Tax rules with respect to decedent contracts may prohibit the election of Joint and Last Survivor Annuity Options (or income types) and may also prohibit payments for as long as the Owner’s life in certain circumstances.
In addition to the Annuity Options described above, we may offer an additional payment option that would allow your
Beneficiary to take distribution of the Account Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of RMDs from IRAs. (See “FEDERAL TAX CONSIDERATIONS.”) We generally intend to make this payment option available to both Qualified Contracts and Non-Qualified Contracts, to the extent allowed under the Code; however, such payment option may be limited to certain categories of beneficiaries. In the event that you purchased the Contract as a
Qualified Contract, you must take distribution of the Account Value in accordance with the minimum required distribution rules set forth in applicable tax law. (See “FEDERAL TAX CONSIDERATIONS.”) Under certain circumstances, you may satisfy those requirements by electing an Annuity Option. Upon your death, if Income Payments have already begun under a Qualified
Contract, applicable tax law may require that any remaining Income Payments be paid over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If you purchased the Contract as a Non-Qualified Contract, the tax rules that apply upon your death are similar to the tax rules for Qualified Contracts, but differ in some material respects. For example, if you die after Income Payments have already begun under a Non-Qualified Contract, any remaining Income
Payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of your death.
Death of Owner During the Income Period
If the Owner (or a Joint Owner), is not the Annuitant, and dies during the Income Period, any remaining guaranteed payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements. Upon the death of the Owner (or a Joint Owner) during the Income Period, the Beneficiary becomes entitled to exercise the rights of the

Owner. If an Owner (or Joint Owner) is the Annuitant and dies during the Income Period, any remaining Income Payments
(except under Option 1 or Option 3) will be as specified in the Annuity Option chosen and will continue at least as rapidly as under the method of distribution in effect at the time of the Owner’s (or Joint Owner’s) death, but in all events in accordance with applicable tax law requirements.
PREMIUM AND OTHER TAXES
We reserve the right to deduct from the Purchase Payment or Account Value any taxes relating to the Contract paid by us to any government entity. New York state does not currently assess Premium Taxes on purchase payments you make. We will determine when taxes relate to the Contract.
We may pay taxes when due and deduct that amount from the Account Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. Generally, it is our practice not to charge Premium
Taxes until Income Payments begin.
INCOME TAXES
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.
You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law.
For Federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex.
The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Non-Qualified Annuity Contracts
This discussion assumes the Contract is a “non-qualified” annuity Contract for Federal income tax purposes, that is not held in a tax qualified “plan.” Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a),
403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” and 457(b)
plans. Contracts owned through such plans are referred to below as “qualified” contracts.
Non-Qualified Annuity Contracts Owned by Corporations and Other Legal Entities
Taxes on earnings are deferred until you take money out. Non-qualified annuity Contracts owned by a non-natural person, such as corporations or certain other legal entities (other than a trust that holds the Contract as an agent for a natural person), do not receive tax deferral on earnings.
Accumulation
Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, i.e. surrender, partial withdrawal income payments or commutation. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of “natural persons.” A
Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the
Contract as an agent for the exclusive benefit of a natural person.

In contrast, a Contract owned by other than a “natural person,” su
c
h as a corporation, partnership, trust or other
entity (other than a trust holding the Contract as an agent for a natural person), will be taxed currently on the increase in accumulated value in the Contract in the year earned.
Surrenders or Withdrawals—Early Distribution
If you take a withdrawal from your Contract, or surrender your Contract prior to the date you commence taking annuity or “income” payments (the “Annuity Starting Date”), the amount you receive will generally be treated first as coming from earnings, if any, (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, your ability to claim any unrecovered purchase payments on your Federal income tax return as a miscellaneous itemized deduction is suspended under the 2017 Tax Cuts and Job Act effective for tax years beginning after December 31, 2017 and before January 1, 2026.
The portion of any withdrawal from an annuity Contract that is subject to income tax may also be subject to a 10%
Federal income tax penalty for “early” distribution if such withdrawal is taken prior to you reaching age 59
 1
∕
2
, unless an
exception applies. Exceptions include distributions made:

(a)
on account of your death or disability;

(b)
as part of a series of substantially equal periodic payments made at least annually payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary; or

(c)
under certain immediate income annuities.
If you receive systematic payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59
 1
∕
2
or within five years after
beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) or additional withdrawals from the Contract.
Amounts received as a partial withdrawal may be fully includable in taxable income to the extent of gain in the Contract.
Aggregation
If you purchase two or more deferred annuity Contracts after October 21, 1988 from BLNY (or its affiliates) during the same calendar year, the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, you should consult a tax adviser if you are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See “Taxation of Payments in Annuity Form” below).
Exchanges/Transfers
The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. An exchange in whole of an annuity for another annuity or for a qualified long-term care insurance policy will generally be a tax-free transaction under Section 1035 of the Code. The partial exchange of an annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange—other than annuity payments made for life, joint lives, or for a term of 10 years or more. If a distribution is made from either contract within the 180-day period after the exchange or the exchange otherwise fails to satisfy other IRS prescriptions, the IRS reserves the right to characterize the exchange in a manner consistent with its substance, based on general tax principles and all the facts and circumstances.  For instance, such distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid.  Some of the ramifications of a partial exchange remain unclear.  You should consult your tax adviser concerning potential tax consequences prior to any partial exchange or split of annuity contracts.
A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the
Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if you are considering such a transfer or assignment.

Death Benefit
For non-qualified Contracts, the death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable). After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether you die before or after the Annuity Starting Date. If you die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death) and the beneficiary must be a natural person. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.
Taxation of Payments in Annuity Form
Payments received from the Contract in the form of an annuity, are taxable as ordinary income to the extent they exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio is determined at the time the Contract is annuitized (i.e. accumulated value is converted to an annuity form of distribution). Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments you expect to receive based on IRS factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for you. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater—or less—than the taxable amount determined by us and reported by us to you and the IRS.
Once you have recovered the investment in the Contract, further annuity payments are fully taxable. If you die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, you may not be able to transfer to another non-qualified annuity contract or a long-term care contract as part of a tax-free exchange.
If you receive payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59
 1
∕
2
or within five years after beginning
these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.
If the Contract allows, you may elect to convert less than the full value of your Contract to an annuity form of pay-out
(i.e., “partial annuitization.”) In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form you elect is payable for at least 10 years or for the life of one or more individuals.
3.8% Tax on Net Investment Income
Federal tax law imposes a 3.8% Net Investment Income tax on the lesser of:

(1)
the taxpayer’s “net investment income,” (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions); or

(2)
the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly and qualifying
surviving spouses
, $125,000 for married couples filing separately, and
$200,000 for single filers).
“Net investment income” in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2 above.
You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

Qualified Annuity Contracts
Introduction
Currently, the Contract is available for use in connection with Non-Qualified Plans, Traditional IRAs and Roth IRAs. In general, annuity contracts purchased through certain types of retirement plans receive favorable treatment under the Code
(“tax qualified plans” or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a),
401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs”
and 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single purchase payment a transfer or rollover from another IRA (including a SEP or
SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental
457(b) plans.) A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, you generally pay income taxes on the full amount of money you receive under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings if any). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If you meet certain requirements, your Roth IRA earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59
 1
∕
2
A taxable withdrawal from a qualified Contract which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59
 1
∕
2
, unless an exception described below applies.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:

(a)
on account of your death or disability,

(b)
as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary and (in the case of certain employer-sponsored qualified plans) you are separated from employment,

(c)
on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),

(d)
pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),

(e)
to pay IRS levies (and made after December 31, 1999),

(f)
to pay deductible medical expenses, or

(g)
in the case of IRAs only, to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above.
Other exceptions include certain provisions under the SECURE 2.0 Act of
2022 which may provide the ability to recontribute an “early” distribution to an IRA or employer sponsored qualified plan
(subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.)
You should consult
your tax adviser to confirm whether an exception applies.
If you receive systematic payments or any other payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59
 1
∕
2
or
within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10%
Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
Rollovers and Transfers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).
Under certain circumstances, you may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.
Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:

(a)
minimum distribution requirements, or

(b)
financial hardship; or

(c)
for a period of ten or more years or for life.
Federal income tax law allows you to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own.  Generally, this limit does not apply to trustee-to-trustee transfers between
IRAs.  Because the rollover rules are complex, please consult with your tax adviser before making an IRA rollover.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code.
You may avoid withholding if you directly transfer a withdrawal from this Contract to another IRA or other qualified plan.
Similarly, you may be able to avoid withholding on a transfer into this Contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentages.
Death Benefit
The death benefit in a qualified Contract is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
RMD amounts are required to be distributed from a Qualified annuity Contract (including a contract issued as a Roth IRA)
following your death. Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.

Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies.
An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit any payment option over life, or a period not exceeding life expectancy, to certain categories of eligible designated beneficiary.
Generally, distributions under this exception must start by the end of the year following your death. However, if your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year you would have attained
the Applicable
Age
(
as defined in the chart below
), if your Contract permits.
If you die after annuity payments have already begun under a Qualified Contract, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If your surviving spouse is the sole designated beneficiary of your Traditional or Roth IRA, then your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death. The beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if your Beneficiary is not a natural person, such as your estate.
Alternatively, your spouse may be able to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, or he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.
Applicable Age for Required Minimum Distributions (RMD)
As used in this prospectus, “Applicable Age” means the following:

If you…	Your “Applicable Age” is…
Were born on or before June 30, 1949	70½
Were born on or after July 1, 1949 (and attain age 72 prior to January 1, 2023)	72
Attain age 72 on or after January 1, 2023 (and attain age 73 on or before December 31, 2032)	73*
Attain age 74 on or after January 1, 2033	75*

*If you were born in 1959, you should consult your tax adviser regarding your “Applicable Age,” because it is not clear under the SECURE 2.0 Act whether your Applicable Age is age 73 or age 75.
Required Minimum Distributions During the Owner’s Life
Generally, you must begin receiving RMD amounts from your qualified Contract by the Required Beginning Date.
Generally, for retirement plans, the “Required Beginning Date” is April 1 following the latter of:

(a)
the calendar year in which you reach
the Applicable
Age
; or

(b)
the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.

For IRAs (including SEPs and SIMPLEs) the Required Beginning Date by which you must begin receiving withdrawals is the year in which you attain
the Applicable
Age
even if you have not retired, taking your first distribution no later than April 1 of the year after you reach
the Applicable
Age
.
For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining the Applicable
Age
.
A tax penalty
(an excise tax)
of
up to 25
% applies to the shortfall of any required minimum distributions you fail to receive.
The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If you intend to receive your minimum distributions in the form of Annuity Payments that are payable over the joint lives of you and a beneficiary or over a guaranteed duration of more than 10 years, be advised that Federal tax law rules may require that, after
your
death, any remaining payments be made over a shorter period or be reduced after your death to satisfy the RMD rules and avoid the
up to 25
% excise tax. Other complex rules also apply to RMDs taken in the form of Annuity
Payments. You should consult your own tax adviser as to how these rules affect your own Contract.
Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs.
However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.
Additional Information regarding IRAs
Purchase payments
Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed purchase payment limits you may be subject to a tax penalty.
Roth IRA purchase payments for individuals are non-deductible (made on an “after tax” basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional
“catch-up” purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. If you exceed purchase payment limits, you may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional
IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.
Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after the tax year for which you made your first purchase payment to a Roth IRA; and (2) they are made on or after the date you reach age 59½ or upon your death, disability or for a qualified first-home purchase (up to $10,000).
Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

Conversion
Traditional IRAs may be converted to Roth IRAs. Except to the extent you have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges.
Accordingly, if you are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the account balance at the date of conversion.
Prior to 2018, contributions made to a Traditional IRA that were converted to a Roth IRA could be recharacterized as made back to the Traditional IRA, if certain conditions were met.  Under a provision of the Tax Cuts and Jobs Act, recharacterization cannot be used to unwind a conversion from a Traditional IRA to a Roth IRA for taxable years beginning after December 31, 2017.  For conversions made to a Roth IRA in 2017, the IRS has issued guidance allowing recharacterizations to be made in 2018.  Please consult your tax adviser.
Additional Federal Tax Considerations
Non-Qualified Annuity Contracts
Changes to Tax Rules and Interpretations
Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.
We reserve the right to amend your Contract where necessary to maintain its status as an Annuity Contract under
Federal tax law and to protect you and other Contract owners from adverse tax consequences.
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.
Types of Qualified Plans
The following includes individual account-type plans which may hold an annuity Contract as described in the
Prospectus.
IRA
A traditional IRA is established by an individual, under Section 408(a) or 408(b) of the Code. See also Roth IRAs below.
Roth Account
Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a
Roth IRA under Section 408A, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts. Contributions to a Roth IRA are limited based on the level of your modified adjusted gross income.
Comparison of Plan Limits for Individual Contributions:

Plan Type	Elective Contribution	Catch-up Contribution
IRA	$6,500	$1,000
SIMPLE IRA	$15,500	$3,500
401(k)	$22,500	$7,500
SEP/401(a)	(Employer contributions only)
403(b) [TSA]	$22,500	$7,500
457(b)	$22,500	$7,500

Dollar limits are for
2023
and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the lesser of $
66,000
and 100% of an employee’s compensation for
2023
.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner.
Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
SECURE 2.0 Act Considerations
As part of the Consolidated Appropriations Act, 2023, Congress passed the SECURE 2.0 Act of 2022 (the “Act”) which was signed into law on December 29, 2022. The Act includes many provisions updating the Code affecting employer sponsored qualified plans and IRAs, including provisions that become effective immediately and provisions which become effective in later years through 2033. For example, the Act includes provisions affecting required minimum distributions
(RMD), certain contribution and other limits affecting IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for “early” distributions which may also provide for the ability to recontribute such early distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules.) This prospectus does not attempt to provide a complete discussion of the Act and its provisions.
Individuals should consult with a qualified tax adviser.
Annuity Purchase Payments by Nonresident Aliens and Foreign
Entities
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to
U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies.
In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
YOUR RIGHT TO CANCEL (FREE LOOK)
If you change your mind about owning the Contract, you can cancel it within 10 days after receiving it by mailing or delivering the Contract to either us or the financial representative who sold it. This is known as a “Free Look.” We ask that you submit your request to cancel in writing, signed by you, to us (e.g., the Annuity Service Office) or to the financial representative who sold it. When you cancel the Contract within this Free Look period, we will not assess a Withdrawal
Charge. You will receive (i) whatever your Contract is worth, plus (ii) the sum of all fees, taxes and charges deducted from the
Purchase Payment during the Free Look period, as of the effective date of the Free Look, on the Business Day we receive your
Contract. The amount you receive for a cancellation request submitted to your financial professional will depend on the day that such request is, in turn, provided to us. The amount you receive may be more or less than your Purchase Payment depending upon the Shield Options you allocated your Purchase Payment to during the Free Look period. This means that you bear the risk of any decline in the Account Value of your Contract during the Free Look period.
OWNERSHIP PROVISIONS
Owner
.
 You, as the Owner, have all the interest and rights under the Contract. Subject to our administrative procedures, we may also permit ownership by a corporation (a type of non-natural person) or other legal entity.
These rights include the right to:

(a)
change the Beneficiary.

(b)
change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules).

(c)
assign the Contract (subject to limitation).

(d)
change the Income Payment option before the Annuity Date.

(e)
exercise all other rights, benefits, options and privileges permitted by the Contract or us.
The Owner is named at the time the Contract is issued, unless changed. You may change the Owner at any time. Any change of Owner is subject to the laws, rules or regulations in effect at the time of the request. A change of Owner will automatically revoke any prior named Owner.
Joint Owner
.
 The Contract can be owned by Joint Owners, both of whom must be natural persons. Either Joint Owner can exercise all rights under the Contract unless you inform us otherwise or in a Notice to us. Upon the death of either Owner, the surviving Joint Owner will be the primary Beneficiary, unless you inform us otherwise. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated on the Contract Schedule or in a Notice to us.
Annuitant
.
 The Annuitant is the natural person(s) on whose life we base Income Payments. The Annuitant is the person designated by you on the Issue Date. You can change the Annuitant at any time prior to the Annuity Date, unless an
Owner is a non-natural person. Any reference to Annuitant includes any joint Annuitant under an Annuity Option. The Owner and the Annuitant do not have to be the same person except as required under certain sections of the Code. Any change of the
Annuitant is subject to the specified maximum age in effect at the time of the request.
Beneficiary
.
 The person(s) or entity(ies) you name to receive a death benefit payable under the Contract upon the death of the Owner or a Joint Owner, or in certain circumstances, an Annuitant. The Beneficiary is named at the time the
Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the
Beneficiary at any time before you die by filing a Notice with us. If Joint Owners are named, and unless you tell us otherwise, the surviving Joint Owner will be the primary Beneficiary. Any other primary Beneficiary designation will be treated as the contingent Beneficiary.
Assignment
.
 You may assign your rights under the Contract unless restricted by the Code or other applicable NY law.
For example, in certain tax markets, assignment of the Contract is prohibited by the Code. If the Contract is assigned absolutely, we will treat it as a change of ownership and all rights will be transferred. We are not bound by any assignment unless it is in writing and until it is received at our Annuity Service Office. We assume no responsibility for the validity or effect of any assignment. We will not be liable for any payment or other action we take in accordance with the Contract before we receive the assignment. Assignments will be effective as of the date the written notice of assignment was signed subject to all payments made and actions taken by us before a copy of the signed assignment form is received by us at our Annuity Service
Office. You should consult your tax advisor regarding the tax consequences of an assignment.
An assignment may be a
taxable event.
ABANDONED PROPERTY REQUIREMENTS
Every state has unclaimed property laws that generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date
,
the date the death benefit is due and payable
, or such other date as required by New York law.
Contracts purchased through certain qualified plans, including IRAs and Roth IRAs, may be subject to special or additional abandoned property rules under
New York
law. For example, if the payment of a death
benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call
1-888-243-1932
to make such changes.
SUSPENSION OF PAYMENTS OR TRANSFERS
We may be required to suspend or delay the payment of withdrawals and transfers when we cannot obtain an Index
Value under the following circumstances:

(i)
the NYSE is closed (other than customary weekend and holiday closings);

(ii)
trading on the NYSE is restricted;

(iii)
an emergency exists such that we cannot value Investment Amounts; or

(iv)
during any other period when a regulator by order, so permits.
WHEN WE CAN CANCEL YOUR CONTRACT
We may terminate your Contract by paying you the Account Value in one sum if, prior to the Annuity Date the Minimum
Account Value after any partial withdrawal is less than $2,000 or any lower amount required by Federal tax laws. Accordingly, no Contract will be terminated due solely to negative Index Performance. We will only do so to the extent allowed by law. If we do so, we will return the full Account Value. Federal tax law may impose additional restrictions on our right to cancel your
Traditional IRA or Roth IRA Contract. We will not terminate any Contract if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Value.  For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals.
THE INSURANCE COMPANY
Brighthouse Life Insurance Company of NY
BLNY is a stock life insurance company organized under the laws of the State of New York in 1992. Prior to March 6,
2017, BLNY was known as First MetLife Investors Insurance Company. BLNY is licensed to do business only in the State of
New York. BLNY is a wholly-owned subsidiary of, and controlled by, Brighthouse Life Insurance Company
(“BLIC”). BLIC is an
indirect, wholly-owned subsidiary of,
and ultimately
controlled by
,
Brighthouse Financial, Inc. (“BHF”), a publicly-traded
company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities
and life insurance
in the U.S.
BLNY’s executive offices are located at 285 Madison Avenue, New York, NY 10017. Unless we designate a different office, the office that administers your Contract is located at P.O. Box 305075, Nashville, TN, 37
230-5075
.
THE SEPARATE ACCOUNT
The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. We are obligated to pay all money we owe under the Contracts—such as death benefits and Income Payments—even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our General Account. Amounts paid from the General Account are subject to the financial strength and claims paying ability of BLNY and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts where we pay all money we owe under those contracts and policies from our General Account. BLNY is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its General Account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
A Purchase Payment made to the Contract is allocated to the Separate Account. We have exclusive and absolute ownership and control of the assets of the Separate Account. It is a non-unitized separate account. You do not share in the investment performance of assets allocated to the Separate Account. All investment income, gains and losses, whether or not realized, from assets allocated to the Separate Account are borne by BLNY. The obligations under the Contract are independent of the investment performance of the Separate Account and are our obligations.
We will maintain in the Separate Account assets with an aggregate value at least equal to the reserves for all contracts allocated under the Separate Account.
If the aggregate value of such assets in the Separate Account should fall below such amount, we will transfer assets into the Separate Account so that the value of the Separate Account’s assets is at least equal to such amount. Assets supporting reserves for annuity benefits under such contracts, in the course of payment, will not be maintained in the Separate Account.
INVESTMENTS BY BLNY
We must invest our assets according to New York state law regarding the nature, quality and diversification of investments that may be made by life insurance companies. In general, these laws permit investments, within specified limits and subject to certain qualifications, in Federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. Purchase Payments made to these Contracts issued by BLNY are invested in the Separate Account. The Separate Account is a non-unitized separate account. Owners do not share in the investment performance of assets allocated to the Separate Account. The obligations under the Contract are independent of the investment performance of the Separate Account and are the obligations of BLNY.

ANNUAL STATEMENT
At least once each calendar year, we will send you a statement that will show:

(i)
your Account Value;

(ii)
all transactions regarding your Contract during the year; and

(iii)
the Investment Amount and interest credited to your Contract.
Such statements will be sent to your last known address on our records. You will have sixty (60) days from the date you receive such statement to inform us of any errors, otherwise such statement will be deemed final and correct.
DISTRIBUTION OF THE CONTRACTS
Brighthouse Securities, LLC (“Brighthouse Securities”) is the principal underwriter and distributor of the securities offered through this prospectus. Brighthouse Securities is our affiliate and its principal executive offices are located at 11225
North Community House Road, Charlotte, NC 28277. Both we and Brighthouse Securities are indirect, wholly owned subsidiaries of BHF. Brighthouse Securities is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at
1-800-289-9999
, or log on to
www.finra.org
. An investor brochure that includes
information describing FINRA BrokerCheck is available through the Hotline or on-line.
Brighthouse Securities is not obligated to take and pay for, and is not required to sell, any specific number or dollar amount of Contracts. Brighthouse Securities, and in certain cases, we, have entered into selling agreements with unaffiliated selling firms for the sale of the Contracts. No selling firms are affiliated with us or Brighthouse Securities. We pay compensation to Brighthouse Securities for sales of the Contracts by selling firms. We also pay amounts to Brighthouse
Securities that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Brighthouse Securities’ management team, advertising expenses and other expenses of distributing the
Contracts. Brighthouse Securities’ management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
Selling Firms
As noted above, Brighthouse Securities, and in certain cases, we, have entered into selling agreements with selling firms for the sale of the Contracts. Selling firms receive commissions, and may receive some form of non-cash compensation.
Certain selected selling firms receive additional compensation (described below under “Additional Compensation for Selected
Selling Firms”). These commissions and other incentives or payments are not charged directly to Owners. We intend to recoup commissions and other sales expenses through the charges and deductions under the Contract. A portion of the payments made to selling firms may be passed on to their financial representatives in accordance with the selling firms’ internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Financial representatives of the selling firms may also receive non-cash compensation, pursuant to their firm’s guidelines, directly from us or Brighthouse Securities.
Compensation Paid to Selling Firms.
Brighthouse Securities pays compensation to all selling firms in the form of commissions and may also provide certain types of non-cash compensation. The maximum commission payable is 6% of the
Purchase Payment. Some selling firms may elect to receive a lower commission when the Purchase Payment is made, along with annual trail commissions up to 1% of Account Value for so long as the Contract remains in effect or as agreed in the selling agreement. We also pay commissions when an Owner elects to begin receiving regular income payments. (See
“INCOME PAYMENTS—(THE INCOME PERIOD).”) Brighthouse Securities may also provide non-cash compensation items that we may provide jointly with Brighthouse Securities. Non-cash items may include expenses for conference or seminar trips, certain gifts, prizes and awards.
Ask your financial representative for further information about what payments your financial representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
Additional Compensation for Selected Selling Firms.
Brighthouse Securities has entered into distribution
arrangements with certain selected unaffiliated selling firms. Under these arrangements Brighthouse Securities may pay additional compensation to selected selling firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which may be an annual flat fee, or in some cases, depends on cumulative periodic (usually quarterly) sales of our insurance contracts (including the Contracts) and may also depend on meeting thresholds in the sale of certain of our insurance contracts (other than the Contracts). They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of our products to the selling firm’s line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer our products. Persistency payments are periodic payments based on account values of our insurance contracts
(including Account Values of the Contracts) or other persistency standards. Preferred status fees are paid to obtain preferred treatment in selling firms’ marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their financial representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms’ financial representatives.
The additional types of compensation discussed above are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms and/or their financial representatives with an incentive to favor sales of the Contracts over other annuity contracts (or other investments) with respect to which selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the
Contracts. For more information about any such additional compensation arrangements, ask your financial representative.
Wholesaling Firms
In addition to the distribution arrangements discussed above, Brighthouse Securities has entered into wholesaling agreements with wholesaling firms to provide marketing and training support services to selling firms and the registered representatives of selling firms. These services may include, but not be limited to, training and promotional support for the solicitation, sale and on-going servicing of the Contracts by the selling firms. Brighthouse Securities pays compensation to wholesaling firms in connection with these services.
THE FIXED ACCOUNT
We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix D for more information.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals,
Surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
REQUESTS AND ELECTIONS
We will treat your request for a Contract transaction, or your submission of the Purchase Payment, as received by us if we receive a request conforming to our administrative procedures or the Purchase Payment at our Annuity Service Office on
any Business Day before 4:00 PM Eastern Standard Time. We will treat your submission of the Purchase Payment as received by us if we receive it at our Annuity Service Office (or a designee receives it in accordance with the designee’s administrative procedures) on any Business Day before 4:00 PM Eastern Standard Time. If we receive the request, or if we (or our designee)
receive the Purchase Payment, on any Business Day on or after 4:00 PM Eastern Standard Time, then the request or payment will be treated as received on the next day. Our Annuity Service Office is located at P.O. Box 305075, Nashville, TN
37
230-5075
. If you send your Purchase Payment or transaction requests to an address other than the one we have designated for receipt of such Purchase Payment or requests, we may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or processing the transaction.
Unless otherwise noted,
servicing requests and elections, including withdrawals, transfers, annuitizations, and general inquiries
may be made:
•
By telephone at (888) 243-1932, between the hours of 7:30AM and 5:30PM Central Time Monday through
Thursday and 7:30AM and 5:00PM Central Time on Friday;
•
In writing to our Annuity Service Office;
•
By fax at (877) 246-8424; or

•
By Internet at www.brighthousefinancial.com.
Some of the requests for service that may be made by telephone or Internet include transfers of your Account Value into
Shield Option(s) or the Fixed Account. We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for further information. Some selling firms may restrict the ability of their financial representatives to convey transaction requests by telephone or Internet on your behalf.
We are not a fiduciary and do not provide investment advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional with whom you consult for advice, acts on your behalf, not ours. We are not party to any agreement between you and your financial representative. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities.
A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your financial representative before submitting the form or request.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and Ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider’s, your financial representative’s, or ours, can experience outages or slowdowns for a variety of reasons.
These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Annuity Service Office.
Inquiries.
If you need more information, please contact our Annuity Service Office at:
Brighthouse Securities, LLC

P.O. Box 305075

Nashville, Tennessee 37
230-5075

(888)
243-1932
CONFIRMING TRANSACTIONS
We will send out written statements confirming that a transaction was recently completed. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
LEGAL PROCEEDINGS
In the ordinary course of business, BLNY, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action.
However, BLNY does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities to perform its contract with the Separate Account or of BLNY to meet its obligations under the contracts.

EXPERTS
Legal matters in connection with Federal laws and regulations affecting the issue and sale of the Contracts described in this prospectus and the organization of BLNY, its authority to issue such Contracts under New York law and the validity of the forms of the Contracts under New York law have been passed on by legal counsel for BLNY.
ELECTRONIC DELIVERY
As Owner you may elect to receive electronic delivery of current prospectuses related to the Contract and other Contract related documents. Contact us at our website at www.brighthousefinancial.com for more information and to enroll.
AMENDMENT OF THE CONTRACT
We reserve the right to amend the Contracts to comply with applicable Federal or state laws or regulations. We will notify you in writing of any such amendments.
MISSTATEMENT
We may require proof of the age or sex (where permitted) of the Annuitant, Owner and/or the Beneficiary before making any payments under the Contract that are measured by the Annuitant’s, Owner’s or Beneficiary’s life. If the age or sex of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age and sex.
DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION

FOR SECURITIES ACT LIABILITIES
Pursuant to applicable provisions of BLNY’s by-laws or internal corporate policies adopted by BLNY or its ultimate parent, the directors, officers and other controlling persons of BLNY and of BLNY’s affiliate and principal underwriter,
Brighthouse Securities, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between BLNY and Brighthouse
Securities, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities’ distribution of the Contracts.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling BLNY pursuant to the foregoing provisions, BLNY has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

INFORMATION ABOUT BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
Throughout this prospectus,
“
BLNY
,
”
the
“
Company,”
“we,”
“our”
and
“
us”
refer to Brighthouse Life Insurance Company of NY
.
BLNY is an indirect wholly-
owned subsidiary of Brighthouse Financial, Inc.
(“BHF”
and
together with its subsidiaries,
“
Brighthouse Financial”).
The term
“
Separation”
refers to the separation of a substantial portion of MetLife,
Inc
.
’s
(
together
with its
subsidiaries
and
affiliates,
“MetLife”)
former Retail segment,
as well as certain portions of its former Corporate Benefit
Funding segment, into a separate, publicly-traded company, Brighthouse Financial, which was completed on August
4, 2017
.
Note Regarding Forward-Looking Statements and Summary of Risk Factors
This prospectus and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,”
“goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results. The list below is also a summary of the material risks and uncertainties that could adversely affect our business, financial condition and results of operations. You should read this summary together with the more detailed description of the risks and uncertainties in “Risk Factors.”
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of
BLNY. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others:
•
differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models;
•
the impact on earnings, capitalization and statutory capital and greater volatility of our results due to guarantees within certain of our products;
•
the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts;
•
loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength ratings;
•
the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder;
•
heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, financial strength ratings, e-business capabilities and name recognition;
•
our ability to market and distribute our products through distribution channels;
•
any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties;
•
the risks associated with climate change;
•
the adverse impact of public health crises, extreme mortality events or similar occurrences on our business and the economy in general;

•
]the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital;
•
the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, military actions or catastrophic events, on our profitability measures as well as our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income;

•
the financial risks that our investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control;
•
the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on our insurance business or other operations;
•
the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers or increase our tax liability;
•
the effectiveness of our policies, procedures and processes in managing risk;
•
the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems;
•
whether all or any portion of the tax consequences of the Separation are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; and
•
other factors described in this prospectus and from time to time in documents that we file with
the U.S.
Securities
and Exchange Commission
(“
SEC”
)
.
For the reasons described above,
we
caution you against relying on any forward-
looking statements
,
which
should also
be read in conjunction with
the other cautionary statements
included and the risks,
uncertainties and other factors identified
in this prospectus,
particularly
in the sections entitled
“
Risk Factors”
and
“
Quantitative and Qualitative Disclosures
About
Market Risk,”
as well as in our other subsequent filings with the SEC
.
Further,
any forward-
looking statement speaks only as
of the date on which it is made
, and we
undertake no obligation to update or revise any forward-
looking statement to reflect
events or circumstances after the date on which the
statement
is made or
to
reflect the occurrence of unanticipated events,
except as otherwise may be required by law
.
Description of Business
Our Company
BLNY was incorporated on December 31, 1992 as a New York stock life insurance company and is licensed to do business only in the state of New York. We market or administer a range of annuity and life insurance products to individuals and deliver our products through multiple independent distribution channels and marketing arrangements with a diverse network of distribution partners.
Segments and Corporate & Other
We are organized into two segments: Annuities and Life. In addition, we report certain of our results of operations in
Corporate & Other. In addition to the discussion that follows, refer to Note 2 of the Notes to the Financial Statements for
additional information regarding each of our segments and Corporate & Other.
Annuities
Our Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders’ needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security. The
“variable” and “fixed” classifications describe generally whether we or the contract holder bears the investment risk of the assets supporting the contract and determine the manner in which we earn profits from these products, as asset-based fees charged for variable products or generally as investment spreads for fixed products. Index-linked annuities allow the contract holder to participate in returns from specified equity indices and, in the case of our flagship
Shield Level Annuities (“Shield”
and “Shield Annuities”), provide a specified level of market downside protection. Income annuities provide a guaranteed monthly income for a specified period of years or for the life of the annuitant.
Products
Shield Annuities
Our flagship
Shield Annuities provide for accumulation of retirement savings or other long-term investments and combines
certain features found in both variable and fixed annuities. Shield Annuities are deferred annuity contracts that
provide the contract holder with the ability to participate in the appreciation of certain financial markets up to a stated level, while offering protection from a portion of declines. Rather than allocating purchase payments directly into the equity market, the contract holder has an opportunity to participate in the returns of a specified market index. Shield Annuities also
offer
account value and return of premium death benefits. To protect us from premature withdrawals, we impose surrender charges, which are typically applicable during the early years of the annuity contract and decline over time. Surrender charges allow us to recoup amounts we expended to initially market and sell such annuities.
Fixed Deferred Annuities
Fixed deferred annuities are single premium deferred annuity contracts that are designed for growth and to address asset accumulation needs. Purchase payments under fixed deferred annuity contracts are allocated to our general account and interest is credited based on rates we determine
, subject to specified guaranteed minimums. Credited interest rates are guaranteed for at least one year. To protect us from premature withdrawals, we impose surrender charges, which are typically applicable during the early years of the annuity contract and decline over time.
Income Annuities
Income annuities are annuity contracts under which the contract holder contributes a portion of their retirement assets in exchange for a steady stream of retirement income, lasting either for a specified period of time or the life of the annuitant.
We offer immediate income annuities, referred to as “single premium immediate annuities” (“SPIA”). SPIAs provide guaranteed lifetime income that can be used to supplement other retirement income sources. SPIAs are single premium annuity products that provide a guaranteed level of income, beginning within 12 months from the contract issuance date, to the contract holder for a specified number of years or the duration of the life of the annuitant(s). SPIAs are priced based on considerations consistent with the annuitant’s age and gender.
Variable Annuities
We issue variable annuity contracts that offer contract holders a tax-deferred basis for wealth accumulation and rights to receive a future stream of payments. The contract holder can choose to invest purchase payments in the separate account or, if available, the general account investment options under the contract. For the separate account options, the contract holder can elect among several subaccounts that invest in internally and externally managed investment portfolios. Unless the contract holder has elected to pay for guaranteed minimum living or death benefits, as discussed below, the contract holder bears the entire risk and receives all of the net returns resulting from the investment option(s) chosen. For the general account options, we credit the contract’s account value with the net purchase payment and credit interest to the contract holder at rates declared periodically, subject to a guaranteed minimum crediting rate. The account value of most types of general account options is guaranteed and is not exposed to market risk, because the issuing insurance company
(
rather than
the contract holder
)
directly bears the risk that the value of the underlying general account investments of the insurance companies may decline.
The majority of the variable annuities we have issued have guaranteed minimum benefits (“GMxB”), which we believe make these products attractive to our customers in periods of economic uncertainty. These GMxBs must be elected by the contract holder no later than at the time of issuance of the contract. The primary types of GMxBs are those that guarantee death benefits payable upon the death of a contract holder (guaranteed minimum death benefits, “GMDB”) and those that guarantee benefits payable while the contract holder or annuitant is alive (guaranteed minimum living benefits, “GMLB”).
There are three primary types of GMLBs: guaranteed minimum income benefits (“GMIB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”).
The guaranteed benefit received by a contract holder pursuant to the GMxBs is calculated based on the benefit base
(“Benefit Base”). The calculation of the Benefit Base varies by benefit type and may differ in value from the contract holder’s account value for the following reasons:
•
The Benefit Base is defined to exclude the effect of a decline in the market value of the contract holder’s account value. By excluding market declines, actual claim payments to be made in the future to the contract holder will be determined without giving effect to equity market declines;
•
The terms of the Benefit Base may allow it to increase at a guaranteed rate irrespective of the rate of return on the contract holder’s account value; or
•
The Benefit Base may also increase with subsequent purchase payments, after the initial purchase payment made by the contract holder at the time of issuance of the contract, or at the contract holder’s election with an increase in the account value due to market performance.
GMxBs provide the contract holder with protection against the possibility that a downturn in the markets will reduce the certain specified benefits that can be claimed under the contract. The principal features of our in-force block of variable annuity contracts with GMxBs are as follows:
•
GMDBs, a contract holder’s beneficiaries are entitled to the greater of (a) the account value or (b) the Benefit Base upon the death of the annuitant;

•
GMIBs, a contract holder is entitled to annuitize the policy after a specified period of time and receive a minimum amount of lifetime income based on predetermined payout factors and the Benefit Base, which could be greater than the account value;
•
GMWBs, a contract holder is entitled to withdraw a maximum amount of their Benefit Base each year, which could be greater than the underlying account value; and
•
GMABs, a contract holder is entitled to a percentage of the Benefit Base, which could be greater than the account value, after the specified accumulation period, regardless of actual investment performance.
Variable annuities may have more than one type of GMxB. For example, variable annuities with a GMLB may also have a
GMDB.
Variable Annuity Fees
We earn various types of fee revenue based on account value, fund assets and the Benefit Base for contracts that invest through a separate account. In general, GMxB fees calculated based on the Benefit Base are more stable in market downturns compared to fees based on the account value. We earned fees and charges on our variable annuity contracts that invest through a separate account. In addition to fee revenue, we also earn a spread on the portion of the account value allocated to the general account.
Mortality & Expense Fees and Administrative Fees.
We earn mortality and expense fees (“M&E Fees”), as well as
administrative fees on our variable annuity contracts. M&E Fees are calculated based on the portion of the contract holder’s account value allocated to the separate accounts and are expressed as an annual percentage deducted daily. These fees are used to offset the insurance and operational expenses relating to our variable annuity contracts. Additionally, the administrative fees are charged either based on the daily average of the net asset values in the subaccounts or when contracts fall below minimum values based on a flat annual fee per contract.
Surrender Charges.
Most, but not all, variable annuity contracts (depending on their share class) may also impose surrender charges on withdrawals for a period of time after the purchase and in certain products for a period of time after each subsequent deposit, also known as the surrender charge period. A surrender charge is a deduction of a percentage of the contract holder’s account value prior to distribution to him or her. Surrender charges generally decline gradually over the surrender charge period, which can range from zero to 10 years. Our variable annuity contracts typically permit contract holders to withdraw up to 10% of their account value each year without any surrender charge, however, their guarantees may be significantly impacted by such withdrawals. Contracts may also specify circumstances when no surrender charges apply, for example, upon payment of a death benefit.
Investment Management Fees.
We charge investment management fees for managing the proprietary funds managed
by our subsidiary, Brighthouse Investment Advisers, LLC (“Brighthouse Advisers”), that are offered as investments under our variable annuities. Investment management fees are also paid on the non-proprietary funds managed by investment advisors unaffiliated with us, to the unaffiliated investment advisors. Investment management fees differ by fund. A portion of the investment management fees charged on proprietary funds managed by subadvisors unaffiliated with us are paid by us to the subadvisors. Investment management fees reduce the net returns on the variable annuity investments.
12b-1 Fees and Other Revenue.
We earn monthly or quarterly fees for providing certain services to customers and distributors (“
12b-1 fees
”).
12b-1 fees
are paid by the mutual funds
selected by
our contract holders
and are calculated
based on the net assets of the funds allocated to our subaccounts. These fees reduce the returns contract holders earn from such
funds. Additionally, mutual fund companies with funds which are available to contract holders through the variable annuity subaccounts pay us fees consistent with the terms of administrative service agreements. These fees are funded from the fund companies’ net revenues. See Note 11 of the Notes to the Financial Statements
for additional information on 12b-1
fees.
Death Benefit Rider Fees.
We may earn fees in addition to the base M&E fees for promising to pay GMDBs. The fees earned vary by generation and rider type. For some death benefits, the fees are calculated based on account value, but for enhanced death benefits (“EDB”), the fees are normally calculated based on the Benefit Base. In general, these fees were set at a level intended to be sufficient to cover
anticipated expenses
related to
claim payments and hedge costs associated with
these benefits. These fees are deducted from the account value.
Living Benefit Rider Fees.
We earn these fees for promising to pay guaranteed benefits while the contract holder is alive, such as for any type of GMLB (including GMIBs, GMWBs and GMABs). The fees earned vary by generation and rider type and are typically calculated based on the Benefit Base
. These fees are set at a level intended to be sufficient to cover anticipated
expenses
related to
claim payments and hedge costs associated with these benefits.
These fees are deducted from the
account value.

Pricing and Risk Selection
Product pricing reflects our pricing standards and guidelines.
Annuity pricing is based on the expected payout of account
value or guarantees
, which
is calculated using our assumptions for mortality, sales mix, expenses, policyholder behavior and investment returns,
as well as certain macroeconomic factors (e.g.
,
inflation
,
volatility and interest rates). Our product pricing
models consider additional factors
,
such as hedging costs,
reinsurance premiums and capital requirements
.
Rates for annuity products
generally
include pricing terms that are guaranteed for a certain period of time. Such products generally include surrender charges for early withdrawals and fees for guaranteed benefits. We periodically reevaluate the costs associated with such guarantees and may adjust pricing levels accordingly.
We
may also reevaluate the
type and level of guarantee features being offered
from time to time
.
We continually review our pricing guidelines
,
models and assumptions
in light of applicable regulations and
experience
to ensure that our policies remain competitive and
aligned with
our marketing strategies and profitability goals.
Life
Our Life segment consists of insurance products and services, mainly term life insurance, designed to address policyholders’ needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis. In addition to contributing to our revenues and earnings, mortality protection-based products offered by our Life segment diversify the longevity and other risks in our Annuities segment.
Products
Term Life
Term life products are designed to provide a fixed death benefit in exchange for a guaranteed level premium to be paid over a specified period of time.
Our term life products do not include any cash value, accumulation or investment components. As a result, they are our most basic life insurance product offering and generally have lower premiums than other forms of life insurance. Term life products may allow the policyholder to continue coverage beyond the guaranteed level premium period, generally at an elevated cost. Some of our term life policies allow the policyholder to convert the policy during the conversion period to a permanent policy. Such conversion does not require additional medical or financial underwriting. Term life products allow us to spread expenses over a large number of policies while gaining mortality insights that come from high policy volumes.
Pricing and Underwriting
Pricing
Life insurance pricing at issuance is based on the expected payout of benefits calculated using our assumptions for mortality, morbidity, premium payment patterns, sales mix, expenses, persistency and investment returns, as well as certain macroeconomic factors, such as inflation. Our product pricing models consider additional factors, such as hedging costs, reinsurance programs, and capital requirements. Our product pricing reflects our pricing standards and guidelines. We continually review our pricing guidelines in light of applicable regulations and to ensure that our policies remain competitive
and
aligned with
our marketing strategies and profitability goals.
We have established important controls around management of underwriting and pricing processes, including regular experience studies to monitor assumptions against expectations, formal new product approval processes, periodic updates to product profitability studies and the use of reinsurance to manage our exposures, as appropriate.
Underwriting
Underwriting generally involves an evaluation of applications by a professional staff of underwriters and actuaries who
determine the type and the amount of insurance risk that we are willing to accept. We employ detailed underwriting policies, guidelines and procedures designed to assist the underwriters to properly assess and quantify such risks before issuing policies to qualified applicants or groups.
Insurance underwriting may consider not only an insured’s medical history, but also other factors such as the insured’s foreign travel,
vocation
, alcohol, drug and tobacco use, and the policyholder’s financial profile. We generally perform our own underwriting; however, certain policies are reviewed by intermediaries under guidelines established by us. Requests for coverage are reviewed on their merits and a policy is not issued unless the particular risk has been examined and approved in accordance with our underwriting guidelines.

The underwriting conducted by our corporate underwriting office and intermediaries is subject to periodic quality assurance reviews to maintain high standards of underwriting and consistency. The office is also subject to periodic external audits by reinsurers with whom we do business.
We have established oversight of the underwriting process that facilitates quality sales and serves the needs of our customers, while supporting our financial strength and business objectives. Our goal is to achieve the underwriting, mortality and morbidity levels reflected in the assumptions in our product pricing. This is accomplished by determining and establishing underwriting policies, guidelines, philosophies and strategies that are competitive and suitable for the customer, the agent and us.
We continually review our underwriting guidelines (i) in light of applicable regulations and (ii) to ensure that our practices remain competitive and
aligned with
our marketing strategies, emerging industry trends and profitability goals.
Corporate & Other
Corporate & Other contains the excess capital not allocated to the segments and expenses associated with certain legal proceedings and income tax audit issues.
Reinsurance Activity
We enter into reinsurance agreements primarily as a purchaser of reinsurance for our various insurance products. We participate in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide capacity for future growth. We enter into various agreements with reinsurers that cover individual risks, primarily on a coinsurance, yearly renewable term, or excess basis. These reinsurance agreements spread risk and minimize the effect of losses. The extent of each risk retained by us depends on our evaluation of the specific risk, subject, in certain circumstances, to maximum retention limits based on the characteristics of coverages. We also cede first dollar mortality risk under certain contracts. In addition to reinsuring mortality risk, we reinsure other risks, as well as specific coverages. We obtain reinsurance for capital requirement purposes and also when the economic impact of the reinsurance agreement makes it appropriate to do so.
Under the terms of the reinsurance agreements, the reinsurer agrees to reimburse us for the ceded amount in the event that we pay a claim. Cessions under reinsurance agreements do not discharge our obligations as the primary insurer. In the event the reinsurers do not meet their obligations under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible.
See “Risk Factors
— Risks Related to Our Business
— If the counterparties to our
reinsurance or indemnification arrangements or to the derivatives we use to hedge our business risks default or fail to perform, we may be exposed to risks we had sought to mitigate, which could materially adversely affect our financial condition and results of operations.”
Our reinsurance is diversified with a group of primarily highly rated reinsurers. We analyze recent trends in arbitration and litigation outcomes in disputes, if any, with our reinsurers and monitor ratings and the financial strength of our reinsurers.
In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process. We generally secure large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit.
Annuities
For annuities, we currently reinsure to our parent, Brighthouse Life Insurance Company, 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with certain variable annuities. Under the benefit guarantee reinsurance agreements, we pay a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receive reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.
Life
We have historically reinsured the mortality risk on our life insurance policies primarily on an excess of retention basis or on a quota share basis. When we cede risks to a reinsurer on an excess of retention basis we retain the liability up to a contractually specified amount and the reinsurer is responsible for indemnifying us for amounts in excess of the liability we retain,
which may be subject
to a cap. When we cede risks on a quota share basis we share a portion of the risk within a contractually specified layer of reinsurance coverage. We reinsure on a facultative basis for risks with specified characteristics. On a case-by-case basis, we may retain up to $100,000 per life and reinsure 100% of amounts in excess of
$100,000. We routinely evaluate our reinsurance program and may increase or decrease our retention at any time.

Catastrophe Coverage
We have exposure to catastrophes which could contribute to significant fluctuations in our results of operations. We use excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. See “Risk Factors — Risks Related to Our Business —
Public health crises, extreme
mortality events
or similar
occurrences
may adversely impact
our business,
financial condition
,
or results of operations,
as well as the economy in
general
.
”
Sales Distribution
We distribute our annuity and life insurance products in New York through multiple independent distribution channels and marketing arrangements with a diverse network of distribution partners. Our partners include broker-dealers, general agencies and other marketing organizations. We market
Brighthouse Financial
products to our distribution partners through
our external wholesalers, who are registered with our affiliated broker-dealer for purposes of marketing our variable insurance products, for ultimate sale to retail customers of such distribution partners.
Regulation
Overview
We are domiciled in New York and regulated by the New York State Department of Financial Services (
the
“NYDFS”). We
are regulated primarily at the state level, with some products and services also subject to federal regulation. In addition, BLNY is subject to regulation under the insurance holding company laws of various U.S. jurisdictions. Furthermore, some of our operations, products and services are subject to the Employee Retirement Income Security Act of 1974,
as amended
(“ERISA”),
consumer protection laws, securities, broker-dealer and investment advisor regulations,
and
environmental and
unclaimed property laws and regulations. See “
Risk Factors — Regulatory and Legal Risks
.”
Insurance Regulation
State insurance regulation generally aims at supervising and regulating insurers, with the goal of protecting policyholders and ensuring that insurance companies remain solvent. Insurance regulators have increasingly sought information about the potential impact of activities in holding company systems as a whole and have adopted laws and regulations enhancing “group-wide” supervision. See “— Holding Company Regulation” for information regarding an enterprise risk report.
We are licensed to issue insurance products only in New York and are regulated by the NYDFS. New York law grants the
NYDFS broad administrative powers with respect to, among other things:
•
licensing companies and agents to transact business;
•
calculating the value of assets to determine compliance with statutory requirements;
•
mandating certain insurance benefits;
•
regulating certain premium rates;
•
reviewing and approving certain policy forms and rates;
•
regulating unfair trade and claims practices, including through the imposition of restrictions on marketing and sales practices, distribution arrangements and payment of inducements, and identifying and paying to the state benefits and other property that are not claimed by the owners;
•
regulating advertising and marketing of insurance products;
•
protecting privacy;
•
establishing statutory capital (including risk-based capital (“RBC”)) reserve requirements and solvency standards;
•
specifying the conditions under which a ceding company can take credit for reinsurance in its statutory financial statements (i.e., reduce its reserves by the amount of reserves ceded to a reinsurer);
•
fixing maximum interest rates on insurance policy loans and minimum rates for guaranteed crediting rates on life insurance policies and annuity contracts;
•
adopting and enforcing replacement, best interest, or suitability standards with respect to the sale of annuities and other insurance products;

•
approving changes in control of New York-domiciled insurance companies;
•
restricting the payment of dividends to affiliates, as well as certain other transactions between affiliates; and
•
regulating the types, amounts and valuation of investments.
We are required to file reports, generally including detailed annual financial statements, with the NYDFS, and our operations and accounts are subject to periodic examination by the NYDFS. We must also file, and obtain regulatory approval for, rules, rates and forms relating to the insurance written in the jurisdictions in which we operate.
State and federal insurance and securities regulatory authorities and other state law enforcement agencies and attorneys general from time to time may make inquiries regarding our compliance with insurance, securities and other laws and regulations regarding the conduct of our insurance and securities businesses. We cooperate with such inquiries and take corrective action when warranted. See Note 13 of the Notes to the Financial Statements.
Surplus and Capital; Risk-Based Capital
The National Association of Insurance Commissioners (“NAIC”) is an organization whose mission is to assist state insurance regulatory authorities in serving the public interest and achieving the insurance regulatory goals of its members, the state insurance regulatory officials. Through the NAIC, state insurance regulators establish standards and best practices, conduct peer reviews, and coordinate their regulatory oversight. The NAIC provides standardized insurance industry accounting and reporting guidance through its Accounting Practices and Procedures Manual (the “Manual”), which states have largely adopted by regulation. However, statutory accounting principles continue to be established by individual state laws, regulations and permitted practices, which may differ from the Manual. Changes to the Manual or modifications by the
NYDFS may impact our statutory capital and surplus.
The NAIC has established regulations that provide minimum capitalization requirements based on RBC formulas for insurance companies. Insurers are required to maintain their capital and surplus at or above minimum levels. Regulators have discretionary authority, in connection with the continued licensing of an insurer, to limit or prohibit the insurer’s sales to policyholders if, in their judgment, the regulators determine that such insurer has not maintained the minimum surplus or capital or that the further transaction of business will be hazardous to policyholders. We are subject to RBC requirements and other minimum statutory capital and surplus requirements imposed under the laws of New York. RBC is based on a formula calculated by applying factors to various asset, premium, claim, expense and statutory reserve items. The formula takes into account the risk characteristics of the insurer and is calculated for NAIC reporting purposes on an annual basis. The major categories of risk involved are asset risk, insurance risk, interest rate risk, market risk and business risk, including equity, interest rate and expense recovery risks associated with variable annuities that contain guaranteed minimum death and living benefits. The RBC framework is used as an early warning regulatory tool to identify possible inadequately capitalized insurers for purposes of initiating regulatory action, and not as a means to rank insurers generally. New York insurance laws provide the NYDFS the authority to require various actions by, or take various actions against, insurers whose total adjusted capital
(“TAC”) does not meet or exceed certain RBC levels. See “Risk Factors — Regulatory and Legal Risks — A decrease in our
RBC ratio (as a result of a reduction in statutory capital and surplus or an increase in the required RBC capital charges), or a change in the rating agency proprietary capital models, could result in increased scrutiny by insurance regulators and rating agencies and could have a material adverse effect on our financial condition and results of operations,” “Management’s
Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” and Note 10 of
the Notes to the Financial Statements.
In
August
2022, the
NAIC adopted changes to the RBC factors for life insurance contracts
.
These changes became
effective
on
December 31, 2022
,
and they
have not had
a material impact on
our RBC ratio
.
In June 2021, the NAIC adopted changes to the RBC factors for bonds and real estate and created a new set of RBC charges for longevity risk. These changes became effective on December 31, 2021. Upon adoption, the modified bond factors resulted in a decrease in our RBC ratio while the real estate and longevity risk changes did not have a significant impact.
In December 2020, the NAIC adopted a group capital calculation tool that uses an RBC aggregation methodology for all entities within an insurance holding company system. The NAIC has stated that the calculation will be a tool to assist regulators in assessing group risks and capital adequacy and does not constitute a minimum capital requirement or standard, however, there is no guarantee that will be the case in the future. It is unclear how the group capital calculation will interact with existing capital requirements for insurance companies in the U.S.
In August 2018, the NAIC adopted the framework for variable annuity reserve and capital reform (“VA Reform”). The revisions, which have resulted in substantial changes in reserves, statutory surplus and capital requirements, were designed to mitigate the incentive for insurers to engage in captive reinsurance transactions by making improvements to Actuarial
Guideline 43 and the Life Risk Based Capital C3 Phase II capital requirements. VA Reform is intended to (i) mitigate the asset liability accounting mismatch between hedge instruments and statutory instruments and statutory liabilities, (ii) remove the non-economic volatility in statutory capital charges and the resulting solvency ratios and (iii) facilitate greater harmonization across insurers and their products for greater comparability. VA Reform became effective as of January 1, 2020, with early adoption permitted as of December 31, 2019. Brighthouse Financial elected to early adopt the changes effective
December 31, 2019. Further changes to this framework, including changes resulting from work currently underway by the
NAIC to find a suitable replacement for the Economic Scenario Generators developed by the American Academy of Actuaries, could negatively impact our statutory surplus and required capital. New York adopted a similar framework for variable annuity reserves (“NY VA Reform”), in addition to the NAIC changes to required capital. The changes were effective December 31,
2020 and replaced Actuarial Guideline 43 and the former Life Risk Based Capital C3 Phase II capital requirements.
The NYDFS issues an annual “Special Considerations” circular letter (“SCL”) to New York licensed insurers requiring tests to be performed as part of insurers’ year-end asset adequacy testing. An SCL could require us, among other things, to use certain asset adequacy testing assumptions resulting in increases or releases of certain asset adequacy reserves for a particular year, which could have a material impact on our statutory capital and surplus. Statutory capital and surplus was negatively impacted from increases in asset adequacy reserves associated with SCL requirements for the year ended
December 31, 2022. There was no impact to our statutory capital and surplus resulting from SCLs for the year ended
December 31, 2021.
See “Risk Factors — Regulatory and Legal Risks — Our business is highly regulated, and changes in regulation and in supervisory and enforcement policies or interpretations thereof may materially impact our capitalization or cash flows, reduce our profitability and limit our growth.”
Holding Company Regulation
Insurance holding company laws and regulations vary from jurisdiction to jurisdiction, but generally require a controlled insurance company (i.e., insurers that are subsidiaries of insurance holding companies) to register with state regulatory authorities and to file with those authorities certain reports, including information concerning its capital structure, ownership, financial condition, certain intercompany transactions and general business operations. In 2010 and 2014, the NAIC adopted revisions to the NAIC Insurance Holding Company System Model Act and the Insurance Holding Company System Model
Regulation. New York has adopted a modified version, although its supporting regulation is substantially similar to the model regulation.
New York insurance laws generally provide that no person, corporation or other entity may acquire control of a New
York-domiciled insurance company, or a controlling interest in any parent company of any such insurance company, without the prior approval of the NYDFS. Under the laws of New York, any person acquiring, directly or indirectly, 10% or more of the voting securities of an insurance company (or any holding company of the insurance company) is presumed to have acquired
“control” of the company. This statutory presumption of control may be rebutted by a showing that control does not exist, in fact. The NYDFS, however, may find that “control” exists in circumstances in which a person owns or controls less than 10%
of an insurance company’s voting securities.
The laws and regulations regarding acquisition of control transactions may discourage potential acquisition proposals and may delay, deter or prevent a change of control involving us, including through unsolicited transactions.
The insurance holding company laws and regulations include a requirement that the ultimate controlling person of a
U.S. insurer file an annual enterprise risk report with the lead state of the insurance holding company system identifying risks likely to have a material adverse effect upon the financial condition or liquidity of the insurer or its insurance holding company system as a whole. New York has enacted this enterprise risk reporting requirement.
Under New York insurance laws, BLNY is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, BLNY is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive “unassigned funds
(surplus)”), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year
(excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, BLNY may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid from a source other than earned surplus, BLNY may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, BLNY will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “NY Superintendent”), and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. To the extent BLNY pays a stockholder dividend, such dividend will be paid to Brighthouse Life Insurance Company, its direct parent and sole stockholder. The NY Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.
See “Dividend Restrictions” in Note 10 of the Notes to the Financial Statements for further information regarding such limitations and dividends paid.
Own Risk and Solvency Assessment Model Act
In 2012, the NAIC adopted the Risk Management and Own Risk and Solvency Assessment Model Act (“ORSA”), which has been enacted by New York. ORSA requires that insurers maintain a risk management framework and conduct an internal own risk and solvency assessment of the insurer’s material risks in normal and stressed environments. The assessment must be documented in a confidential annual summary report, a copy of which must be made available to regulators as required or upon request.
Federal Initiatives
Although the insurance business in the U.S. is primarily regulated by the states, federal initiatives often have an impact on our business in a variety of ways. Federal regulation of financial services, securities, derivatives and pensions, as well as legislation affecting privacy, tort reform and taxation, may significantly and adversely affect the insurance business. In addition, various forms of direct and indirect federal regulation of insurance have been proposed from time to time, including proposals for the establishment of an optional federal charter for insurance companies.
Guaranty Associations and Similar Arrangements
New York requires us to participate in The Life Insurance Guaranty Corporation, which is a guaranty association organized to pay certain contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers, or those that may become impaired, insolvent or fail, for example, following the occurrence of one or more catastrophic events. This association levies assessments, up to prescribed limits, on all member insurers in the state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. New York permits member insurers to recover assessments paid through full or partial premium tax offsets.
Over the past several years, the aggregate assessments levied against us have not been material. We have established liabilities for guaranty fund assessments that we consider adequate.
Insurance Regulatory Examinations and Other Activities
As part of its regulatory oversight process, the NYDFS conducts periodic detailed examinations of our books, records, accounts, and business practices, including periodic financial examinations and market conduct examinations. Over the past several years, there have been no material adverse findings in connection with any examinations of us conducted by the
NYDFS, although there can be no assurance that there will not be any material adverse findings in the future.
Regulatory authorities in a small number of states, the Financial Industry Regulatory Authority, Inc. (“FINRA”) and,
occasionally, the SEC, have conducted investigations or inquiries relating to sales or administration of individual life insurance policies, annuities or other products by us and our affiliates. These investigations have focused on the conduct of particular financial services representatives, the sale of unregistered or unsuitable products, the misuse of client assets, and sales and replacements of annuities and certain riders on such annuities. Over the past several years, these and a number of investigations of us and our affiliates by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. We may continue to receive, and may resolve, further investigations and actions on these matters in a similar manner. In addition, insurance companies’ claims payment, abandoned property and escheatment practices have received increased scrutiny from regulators.
Policy and Contract Reserve Adequacy Analysis
Annually, we are required to conduct an analysis of the adequacy of all statutory reserves. A qualified actuary must submit an opinion which states that the statutory reserves make adequate provision, according to accepted actuarial standards of practice, for the anticipated cash flows required by the contractual obligations and related expenses. The adequacy of the statutory reserves is considered in light of the assets held by us with respect to such reserves and related actuarial items, including, but not limited to, the investment earnings on such assets, and the consideration anticipated to be received and retained under the related policies and contracts. We may increase reserves in order to submit an opinion without qualification, which is required by the NYDFS, and we have provided such opinions without qualifications.
Regulation of Investments
New York insurance laws require diversification of investment portfolios and limit the amount of investments that an insurer may have in certain asset categories, such as below investment grade fixed income securities, real estate equity, other equity investments, and derivatives, and we have internal procedures designed to ensure that our investments comply with such laws and regulations. Failure to comply with these laws and regulations would cause investments exceeding regulatory limitations to be treated as non-admitted assets for purposes of measuring surplus and, in some instances, would require divestiture of such non-qualifying investments.
NYDFS Insurance Regulation 47
In
August 2022, the NYDFS amended Insurance Regulation 47 (as amended, “Regulation 47”), which implemented new requirements for certain annuity products. Certain sections of Regulation 47 became
effective as of January 1, 2023,
and
the
remainder
will become
effective January 1, 2024. The regulation is likely to open the New York market to new competitors
and
has impacted
some components of our current product designs. We continue to assess the impact of these new factors on our sales in New York. See “Risk Factors — Risks Related to our Business — Factors affecting our competitiveness may adversely affect our market share or profitability” and “Risk Factors — Risks Related to our Business —
We
may experience
difficulty in marketing and distributing products through our distribution channels
.
”
NYDFS Insurance Regulation 210
In March 2018, NYDFS Insurance Regulation 210: Life Insurance and Annuity Non-Guaranteed Elements took effect. The regulation establishes standards for the determination and readjustment of non-guaranteed elements (“NGE”) that may vary at the insurer’s discretion for life insurance policies and annuity contracts delivered or issued for delivery in New York. In addition, the regulation establishes guidelines for related disclosure to NYDFS and policy owners prior to any adverse change in NGEs. The regulation applies to all individual life insurance policies, individual annuity contracts and certain group life insurance and group annuity certificates that contain NGEs. NGEs include premiums, expense charges, cost of insurance rates and interest credits.
Privacy and Cybersecurity Regulation
In the course of our business, we and our distributors collect and maintain customer data, including personally identifiable nonpublic financial and health information. We also collect and handle the personal information of our associates and certain third parties who distribute our products. As a result, we and the third parties who distribute our products are subject to U.S. federal and state privacy laws and regulations, including the Health Insurance Portability and Accountability Act
as well as additional regulation, including the laws described below. These laws require that we institute and maintain certain policies and procedures to safeguard this information from improper use or disclosure and that we provide notice of our practices related to the collection and disclosure of such information. Other laws and regulations require us to notify affected individuals and regulators of security breaches.
Congress and many states have enacted privacy and information security laws and regulations that impose compliance obligations applicable to our business, including obligations to protect sensitive personal and creditworthiness information, as well as limitations on the use and sharing of such information. For example, the NYDFS cybersecurity regulation, which became effective in 2017, requires companies to establish a cybersecurity program. The NYDFS cybersecurity regulation includes specific technical safeguards as well as requirements regarding governance, incident planning, training, data management, system testing and regulator notification in the event of certain cybersecurity events.
In addition, the California Consumer Privacy Act of 2018 (the “CCPA”), which became effective in January 2020, affords
California residents expanded privacy protections and control over the collection, use and sharing of their personal information. The CCPA requires companies to make certain disclosures to California consumers regarding personal information, among other privacy protective measures. The CCPA’s definition of “personal information” is more expansive than those found in other privacy laws in the United States applicable to us. Failure to comply with the CCPA risks regulatory fines, and the CCPA grants a private right of action and statutory damages for an unauthorized access and exfiltration, theft, or disclosure of certain types of personal information resulting from the Company’s violation of a duty to maintain reasonable security procedures and practices. The CCPA, amended by the California Privacy Rights Act (the “CPRA”), effective as of
January 1, 2023, requires additional investment in compliance programs and potential modifications to business processes.
Further, the amended CCPA creates a California data protection agency to enforce the statute and will impose new requirements relating to additional consumer rights, data minimization, and other obligations. The California legislature did not extend certain exemptions under the amended CCPA, specifically information collected in employment or business-to-business contexts, and such information therefore is now covered by the CCPA. Enforcement of the CCPA, as amended by the CPRA, will begin on July 1, 2023.
In 2017, the NAIC adopted the Insurance Data Security Model Law, which established standards for data security and for the investigation and notification of insurance commissioners of cybersecurity events involving unauthorized access to, or the misuse of, certain nonpublic information. A number of states have enacted the Insurance Data Security Model Law or similar laws, and we expect more states to follow.
All U.S. states, the District of Columbia and U.S. territories also require entities to provide notification to affected residents and, in certain instances, state regulators, such as state attorneys general or state insurance commissions, in the event of certain security breaches affecting personal information. Also, as noted above, state governments, Congress, and agencies may consider and enact additional legislation or promulgate regulations governing privacy, cybersecurity, and data breach reporting requirements. We cannot predict whether such legislation will be enacted, or what impact, if any, such legislation may have on our business practices, results of operations or financial condition.
Securities, Broker-Dealer and Investment Advisor Regulation
Some of our activities in offering and selling variable insurance products, as well as certain fixed interest rate or index-linked contracts, are subject to extensive regulation under the federal securities laws administered by the SEC or state securities laws. Federal and state securities laws and regulations treat variable insurance products and certain fixed interest rate or index-linked contracts as securities that must be registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), and distributed through broker-dealers registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These registered broker-dealers are also FINRA members; therefore, sales of these registered products are also subject to the requirements of FINRA rules.
We utilize Brighthouse Securities, LLC, an affiliate, to distribute our variable and registered fixed products. Brighthouse
Securities, LLC is a FINRA member and a broker-dealer registered with the SEC and applicable state regulators.
We issue variable insurance products through separate accounts that are registered with the SEC as investment companies under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Each registered separate account is generally divided into subaccounts, each of which invests in an underlying fund which is itself a registered investment company under the Investment Company Act. Our affiliate, Brighthouse Investment Advisers, LLC is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940, and its primary business is to serve as investment advisor to certain of the registered funds that underlie our variable annuity contracts and variable life insurance policies. Certain variable contract separate accounts sponsored by us and our affiliates are exempt from registration under the Securities Act and the Investment Company Act but may be subject to other provisions of the federal securities laws.
Federal, state and other securities regulatory authorities, including the SEC and FINRA, may from time to time make inquiries and conduct examinations regarding our compliance with securities and other laws and regulations. We will cooperate with such inquiries and examinations and take corrective action when warranted. See “— Insurance Regulation —
Insurance Regulatory Examinations and Other Activities.”
Federal and state securities laws and regulations are primarily intended to ensure the integrity of the financial markets, to protect investors in the securities markets, and to protect investment advisory or brokerage clients, and generally grant regulatory agencies broad rulemaking and enforcement powers, including the power to limit or restrict the conduct of business for failure to comply with such laws and regulations.
Department of Labor and ERISA Considerations
We manufacture individual retirement annuities that are subject to the Internal Revenue Code of 1986, as amended (the
“Tax Code”), for third parties to sell to individuals. Also, a portion of our in-force life insurance products and annuity products are held by tax-qualified pension and retirement plans that are subject to ERISA or the Tax Code. While we currently believe manufacturers do not have as much exposure to ERISA and the Tax Code as distributors, certain activities are subject to the restrictions imposed by ERISA and the Tax Code, including restrictions on the provision of investment advice to ERISA qualified plans, plan participants and individual retirement annuity and individual retirement account (collectively, “IRAs”) owners if the investment recommendation results in fees paid to an individual advisor, the firm that employs the advisor or their affiliates. In
June 2020, the Department of Labor (“DOL”) issued guidance that expands the definition of “investment advice.” See “—
Standard of Conduct Regulation — Department of Labor Fiduciary Advice Rule.”

The DOL has issued a number of regulations that increase the level of disclosure that must be provided to plan sponsors and participants. The participant disclosure regulations and the regulations which require service providers to disclose fee and other information to plan sponsors took effect in 2012. BLNY has taken and continues to take steps designed to ensure compliance with these regulations as they apply to service providers.
In John Hancock Mutual Life Insurance Company v. Harris Trust and Savings Bank (1993), the U.S. Supreme Court held that certain assets in excess of amounts necessary to satisfy guaranteed obligations under a participating group annuity general account contract are “plan assets.” Therefore, these assets are subject to certain fiduciary obligations under ERISA, which requires fiduciaries to perform their duties solely in the interest of participants and beneficiaries of a plan subject to
Title I of ERISA (an “ERISA Plan”). DOL regulations issued thereafter provide that, if an insurer satisfies certain requirements, assets supporting a policy backed by the insurer’s general account and issued before 1999 will not constitute “plan assets.”
We have taken and continue to take steps designed to ensure compliance with these regulations. An insurer issuing a new policy that is backed by its general account and is issued to or for an employee benefit plan after December 31, 1998 is generally subject to fiduciary obligations under ERISA, unless the policy is an insurance policy or contract that provides for benefits the amount of which is guaranteed by the insurer (a “guaranteed benefit policy”), in which case, the assets would not be considered “plan assets.” We have taken and continue to take steps designed to ensure that policies issued to ERISA Plans after 1998 qualify as guaranteed benefit policies.
Standard of Conduct Regulation
As a result of overlapping efforts by the DOL, the NAIC, individual states and the SEC to impose fiduciary-like requirements in connection with the sale of annuities, life insurance policies and securities, which are each discussed in more detail below, there have been a number of proposed or adopted changes to the laws and regulations that govern the conduct of our business and the firms that distribute our products. As a manufacturer of annuity and life insurance products, we do not directly distribute our products to consumers. However, regulations establishing standards of conduct in connection with the distribution and sale of these products could affect our business by imposing greater compliance, oversight, disclosure and notification requirements on our distributors or us, which may in either case increase our costs or limit distribution of our products. We cannot predict what other proposals may be made, what legislation or regulations may be introduced or enacted, or what impact any future legislation or regulations may have on our business, financial condition and results of operations.
Department of Labor Fiduciary Advice Rule
A regulatory action by the DOL (the “Fiduciary Advice Rule”), which became effective on February 16, 2021, reinstates the text of the DOL’s 1975 investment advice regulation defining what constitutes fiduciary “investment advice” to ERISA
Plans and IRAs and provides guidance interpreting such regulation. The guidance provided by the DOL broadens the circumstances under which financial institutions, including insurance companies, could be considered fiduciaries under
ERISA or the Tax Code. In particular, the DOL states that a recommendation to “roll over” assets from a qualified retirement plan to an IRA or from an IRA to another IRA, can be considered fiduciary investment advice if provided by someone with an existing relationship with the ERISA Plan or an IRA owner (or in anticipation of establishing such a relationship). This guidance reverses an earlier DOL interpretation suggesting that roll over advice does not constitute investment advice giving rise to a fiduciary relationship.
Under the Fiduciary Advice Rule, individuals or entities providing investment advice would be considered fiduciaries under ERISA or the Tax Code, as applicable, and would therefore be required to act solely in the interest of ERISA Plan participants or IRA beneficiaries, or risk exposure to fiduciary liability with respect to their advice. They would further be prohibited from receiving compensation for this advice, unless an exemption applied.
In connection with the Fiduciary Advice Rule, the DOL also issued an exemption, Prohibited Transaction Exemption
2020-02, that allows fiduciaries to receive compensation in connection with providing investment advice, including advice with respect to roll overs, that would otherwise be prohibited as a result of their fiduciary relationship to the ERISA Plan or IRA.
In order to be eligible for the exemption, among other conditions, the investment advice fiduciary is required to acknowledge its fiduciary status, refrain from putting its own interests ahead of the plan beneficiaries’ interests or making material misleading statements, act in accordance with ERISA’s “prudent person” standard of care, and receive no more than reasonable compensation for the advice.
Because we do not engage in direct distribution of retail products, including IRA products and retail annuities sold to
ERISA Plan participants and to IRA owners, we believe that we will have limited exposure to the Fiduciary Advice Rule.
However, while we cannot predict the rule’s impact, the DOL’s interpretation of the ERISA fiduciary investment advice regulation could have an adverse effect on sales of annuity products through our independent distribution partners, as a significant portion of our annuity sales are as IRAs. The Fiduciary Advice Rule may also lead to changes to our compensation practices and product offerings as well as increase our litigation risk, any of which could adversely affect our financial condition and results of operations. We may also need to take certain additional actions in order to comply with, or assist our distributors in their compliance with, the Fiduciary Advice Rule.
In 2021, the DOL announced that it intends to make further changes to its fiduciary investment advice framework, which may include amending the regulations defining fiduciary investment advice and evaluating the current exemptions relied upon by financial institutions in providing services to ERISA Plans and IRAs or proposing new exemptions. We will continue to monitor developments regarding any proposed framework updates.
NYDFS Insurance Regulation 187
In July 2018, the NYDFS amended Insurance Regulation 187 (as amended, “Regulation 187”), adopting a “best interest”
standard for the sale of annuities and life insurance products in New York. Regulation 187 generally requires that an insurance producer or insurer consider only a consumer’s best interest, and not the financial interests of the producer or insurer, in making a recommendation as to which life insurance or annuity product a consumer should purchase. In addition, Regulation
187 imposes a best interest standard on consumer in-force transactions. We have assessed the impact to our annuity and life insurance businesses and have adopted certain changes to promote compliance with the provisions by their respective effective dates.
In
April
2021, the Appellate Division of the New York State Supreme Court overturned the amendment to
Regulation 187 for being unconstitutionally vague, and the NYDFS filed an appeal to the New York Court of Appeals in
May
2021. On October 20, 2022, the New York Court of Appeals held that the amendment to Regulation 187 is constitutional, which leaves Regulation 187 in effect.
SEC Rules Addressing Standards of Conduct for Broker-Dealers
On June 5, 2019, the SEC adopted a comprehensive set of rules and interpretations for broker-dealers and investment advisers, including Regulation Best Interest. Among other things, this regulatory package:
•
requires broker-dealers and their financial professionals to act in the best interest of retail customers when making recommendations to such customers without placing their own interests ahead of the customers’ interests, including by satisfying obligations relating to disclosure, care, mitigation of conflicts of interest, and compliance policies and procedures;
•
clarifies the nature of the fiduciary obligations owed by registered investment advisers to their clients;
•
imposes new requirements on broker-dealers and investment advisers to deliver Form CRS relationship summaries designed to assist customers in understanding key facts regarding their relationships with their investment professionals and differences between the broker-dealer and investment adviser business models; and
•
restricts broker-dealers and their financial professionals from using certain compensation practices and the terms
“adviser” or “advisor.”
The intent of Regulation Best Interest is to impose an enhanced standard of care on broker-dealers and their financial professionals which is more similar to that of an investment adviser. Among other things, this would require broker-dealers to mitigate conflicts of interest arising from transaction-based financial arrangements for their employees.
Regulation Best Interest may change the way broker-dealers sell securities such as variable annuities to their retail customers as well as their associated costs. Moreover, it may impact broker-dealer sales of other annuity products that are not securities because it could be difficult for broker-dealers to differentiate their sales practices by product. Broker-dealers were required to comply with the requirements of Regulation Best Interest beginning June 30, 2020. In addition, individual states and their securities regulators may adopt their own enhanced conduct standards for broker-dealers that may further impact their practices, and it is uncertain to what extent they would be preempted by Regulation Best Interest.
Federal Tax Reform
On August 16, 2022, the Inflation Reduction Act was signed into law by President Biden. The Inflation Reduction Act establishes a 15% corporate alternative minimum tax (the “CAMT”) for corporations whose average annual adjusted financial statement income for any consecutive three-tax year period ending after December 31, 2021 and preceding the tax year exceeds $1 billion. The provision is effective for tax years beginning after December 31, 2022.

To date, the Internal Revenue Service has issued only limited guidance on the CAMT and has signaled that additional future guidance with respect to the insurance industry is forthcoming; uncertainty remains regarding the application of and potential adjustments to the CAMT. Accordingly, the company is currently unable to assess the applicability of the CAMT or the potential impact it may have on our financial statements. It is possible that the CAMT could, therefore, result in a materially higher income tax in a given year.
Transition from LIBOR
As a result of concerns about the accuracy of the calculation of the London Inter-Bank Offered Rate (“LIBOR”), in 2017,
the United Kingdom Financial Conduct Authority, the current administrator of LIBOR, announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. In March 2021, the ICE Benchmark Administration and the United Kingdom Financial Conduct Authority announced that all LIBOR settings either will cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021, for all non-U.S. dollar (“USD”)
LIBOR settings and one-week and two-month USD LIBOR settings and (ii) immediately after June 30, 2023 for the remaining
USD LIBOR settings or, if adopted, at such later dates set forth in the FCA Proposal. In connection with the cessation of LIBOR, the Federal Reserve Board (the “Federal Reserve”) began publishing a secured overnight funding rate, which is intended to replace USD LIBOR.
On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”) was signed into law, which provides a statutory mechanism and safe harbor that applies on a nationwide basis to replace LIBOR with a benchmark rate, selected by the Federal Reserve based on a secured overnight funding rate, for certain contracts that reference LIBOR and contain no or insufficient fallback provisions. Substantially all of our agreements referencing LIBOR expiring after June 30, 2023 have been amended to include alternative reference rates. As of December 31, 2022, our remaining exposure to LIBOR was not material.
Regulation of Over-the-Counter Derivatives
The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) includes a framework of regulation of the over-the-counter (“OTC”) derivatives markets which requires clearing of certain types of derivatives and imposes additional costs, including new reporting and margin requirements. We use derivatives to mitigate a wide range of risks in connection with our businesses, including the impact of increased benefit exposures from certain of our annuity products that offer guaranteed benefits. Our costs of risk mitigation have increased under Dodd-Frank. For example, Dodd-Frank imposes requirements for (i) the mandatory clearing of certain OTC derivatives transactions that must be cleared and settled through central clearing counterparties (“OTC-cleared”), and (ii) the mandatory exchange of margin for OTC in-scope derivatives transactions that are bilateral contracts between two counterparties (“OTC-bilateral” or “uncleared”) entered into after the applicable phase-in period. The initial margin requirements for OTC-bilateral derivatives transactions, which requires the collecting and posting of collateral to reduce future exposure to a given counterparty, became applicable to us in September
2021. The increased margin requirements, combined with increased capital charges for our counterparties and central clearinghouses with respect to non-cash collateral, will likely require increased holdings of cash and highly liquid securities with lower yields causing a reduction in income and less favorable pricing for cleared and OTC-bilateral derivatives transactions. Centralized clearing of certain derivatives also exposes us to the risk of a default by a clearing member or clearinghouse with respect to our cleared derivatives transactions. We could be subject to higher costs of entering into derivatives transactions (including customized derivatives) and the reduced availability of customized derivatives that might result from the implementation of Dodd-Frank and comparable international derivatives regulations.
Federal banking regulators adopted rules that apply to certain qualified financial contracts, including many derivatives contracts, with certain banking institutions and certain of their affiliates. These rules, which became effective on January 1,
2019, generally require the banking institutions and their applicable affiliates to include contractual provisions in their qualified financial contracts that limit or delay certain rights of their counterparties arising in connection with the banking institution or an applicable affiliate becoming subject to a bankruptcy, insolvency, resolution or similar proceeding. Certain of our derivatives are subject to these rules, and as a result, we are subject to greater risk and more limited recovery in the event of a default by such banking institutions or their applicable affiliates.
Environmental Considerations
We hold, and could hold in the future, equity interests in companies that may be subject to extensive federal, state and local environmental laws and regulations and related liabilities and, accordingly, could potentially be subject to environmental liabilities. We routinely have environmental assessments performed with respect to real estate being acquired for investment and real property to be acquired through foreclosure. We cannot provide assurance that unexpected environmental liabilities will not arise. However, based on information currently available to us, we believe that any costs associated with compliance with environmental laws and regulations or any remediation of properties in our investment portfolio will not have a material adverse effect on our results of operations or financial condition.
Unclaimed Property
We are subject to the laws and regulations of New York and other jurisdictions concerning identification, reporting and escheatment of unclaimed or abandoned funds, and are subject to audit and examination for compliance with these requirements, which may result in fines or penalties. Litigation may be brought by, or on behalf, of one or more entities, seeking to recover unclaimed or abandoned funds and interest. The claimant or claimants also may allege entitlement to other damages or penalties, including for alleged false claims.
Competition
Both the annuities and the life insurance markets are very competitive, with many participants and no one company dominating the market for all products. According to the American Council of Life Insurers (Life Insurers Fact Book
2022
), the
U.S. life insurance industry is made up of
737
companies with sales and operations across the country and U.S. territories. We compete with major, well-established stock and mutual life insurance companies and non-insurance financial services companies (e.g., banks, broker-dealers and asset managers) in all of our product offerings, including certain of our distributors that currently manufacture competing products or may manufacture competing products in the future. Our
Annuities segment also faces competition from other financial service providers that focus on retirement products and advice.
Our competitive positioning overall is focused on access to distribution channels, product features and financial strength.
Principal competitive factors in the annuities business include product features, distribution channel relationships, ease of doing business, annual fees, investment performance, speed to market, brand recognition, technology and the financial strength ratings of the insurance company. In particular for the variable annuity business, our living benefit rider product features and the quality of our relationship management and wholesaling support are key drivers in our competitive position.
In the fixed annuity business, the crediting rates and guaranteed payout product features are the primary competitive factors, while for index-linked annuities the competitiveness of the crediting methodology is the primary driver. For income annuities, the competitiveness of the lifetime income payment amount is generally the principal factor.
Principal competitive factors in the life insurance business include customer service and distribution channel relationships, price, the financial strength ratings of the insurance company, technology and financial stability.
Human Capital Resources
Employees
BLNY does not have any employees. Pursuant to a Master Affiliate Services and Facilities Agreement, dated January 1,
2017, between BLNY and Brighthouse Services, LLC (“ServiceCo”), ServiceCo provides services, personnel, facilities and intellectual property to BLNY and other subsidiaries of BHF. Costs incurred by ServiceCo in providing these services to BLNY are reimbursed by BLNY based on ServiceCo’s actual cost incurred.
See Note 14 of the Notes to the Financial Statements
for additional information.
Risk Factors
Overview
You should carefully consider the factors described below, in addition to the other information set forth in this prospectus. These risk factors are important to understanding the contents of this prospectus and our other filings with the
SEC. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. A summary of the factors described below can be found in “Note Regarding Forward-Looking Statements and
Summary of Risk Factors.”
The materialization of any risks and uncertainties set forth below or identified in “Note Regarding Forward-Looking
Statements and Summary of Risk Factors” contained in this prospectus and “Note Regarding Forward-Looking Statements”
in our other filings with the SEC or those that are presently unforeseen or that we currently believe to be immaterial could result in significant adverse effects on our business, financial condition, results of operations and cash flows. See “Note
Regarding Forward-Looking Statements and Summary of Risk Factors.”

Risks Related to Our Business
Differences between actual experience and actuarial assumptions may adversely affect our financial results, capitalization and financial condition
Our earnings significantly depend upon the extent to which our actual claims experience and benefit payments on our products are consistent with the assumptions we use in setting prices for our products and establishing liabilities for future policy benefits and claims. Such liabilities are established based on actuarial estimates of how much we will need to pay for future benefits and claims. To the extent that actual claims and benefits experience differs from the underlying assumptions we used in establishing such liabilities, we could be required to increase our liabilities. We make assumptions regarding policyholder behavior at the time of pricing, including regarding the selection and utilization of the guaranteed options inherent within our products, based in part on expected persistency of the products, which change the probability that a policy or contract will remain in-force from one period to the next. Persistency could be adversely affected by a number of factors, including adverse economic conditions, as well as by developments affecting policyholder perception of us, including perceptions arising from adverse publicity or any potential negative rating agency actions. The pricing of certain of our variable annuity products that contain certain living benefit guarantees is also based on assumptions about utilization rates
(i.e., the percentage of contracts that will utilize the benefit during the contract duration), including the timing of the first withdrawal. Our earnings may vary based on differences between actual and expected benefit utilization. A material increase in the valuation of the liability could result to the extent that emerging and actual experience deviates from these policyholder option utilization assumptions; in certain circumstances this deviation may impair our solvency. We conduct an annual actuarial review (the “AAR”) of the key inputs into our actuarial models that rely on management judgment and update those where we have credible evidence from actual experience, industry data or other relevant sources to ensure our price-setting criteria and reserve valuation practices continue to be appropriate.
Due to the nature of the underlying risks and the uncertainty associated with the determination of liabilities for future policy benefits and claims, we cannot precisely determine the amounts which we will ultimately pay to settle these liabilities.
Such amounts may vary materially from the estimated amounts, particularly when those payments may not occur until well into the future. We evaluate our liabilities periodically based on accounting requirements (which change from time to time), the assumptions and models used to establish the liabilities, as well as our actual experience. If the liabilities originally established for future benefit payments and claims prove inadequate, we will be required to increase them.
An increase in our reserves for any of the above reasons, individually or in the aggregate, could have a material adverse effect on our financial condition and results of operations and our profitability measures, as well as materially impact our capitalization, our dividend capacity and our liquidity. This could in turn impact our RBC ratio and our financial strength ratings, which are necessary to support our product sales, and, in certain circumstances, ultimately impact our solvency.
See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Policyholder
Liabilities.”
Guarantees within certain of our annuity products may decrease our earnings, decrease our capitalization, increase the volatility of our results and negatively affect our statutory capital
Our Shield Annuities are index-linked annuities with guarantees for a defined amount of equity loss protection and upside participation. If the separate account assets consisting of fixed income securities are insufficient to support the increased liabilities resulting from a period of sustained growth in the equity index on which the product is based, we may be required to fund such separate accounts with additional assets from our general account, where we risk manage the equity exposure. Our risk management program for Shield seeks to mitigate the potential adverse effects of changes in equity markets primarily by hedging using equity index options and equity total return swaps that attempt to approximately match the equity risk in the policyholder options.
In connection with our exposure risk management program, we may determine to seek the approval of applicable regulatory authorities to permit us to increase our hedge limits consistent with those contemplated by the program. No assurance can be given that any of our requested approvals will be obtained, and, even if obtained, any such approvals may be subject to qualifications, limitations or conditions.
In addition, hedging instruments we enter into may not effectively offset the equity participation risk in the policyholder options or may otherwise be insufficient in relation to our obligations. For example, in the event that derivative counterparties or central clearinghouses are unable or unwilling to pay, we remain liable for the policyholder liabilities. Furthermore, we are subject to the risk that changes in policyholder behavior or mortality, combined with adverse market events, could produce economic losses not addressed by the risk management techniques employed. Under our hedging strategy, period to period changes in the valuation of our hedges relative to the guarantee liabilities may result in significant volatility to certain of our profitability measures, which in certain circumstances could be more significant than has been the case historically.

Finally, the cost of our hedging program may be greater than anticipated because adverse market conditions can limit the availability, and increase the costs of, the derivatives we intend to employ, and such costs may not be recovered in the pricing of the underlying products we offer.
The above factors, individually or in the aggregate, could have a material adverse effect on our financial condition and results of operations and our profitability measures, as well as materially impact our capitalization, our dividend capacity and our liquidity. This could then in turn impact our RBC ratio and our financial strength ratings, which are necessary to support our product sales, and, in certain circumstances, ultimately impact our solvency. Additionally, to the extent policyholder persistency is different than we anticipate, it could have an impact on our liquidity.
Furthermore, we may be exposed to the risks related to guarantees included in certain of our variable annuity products.
While we have ceded all of the economic risk associated with our guaranteed minimum benefits to Brighthouse Life Insurance
Company, we retain exposure related to the guarantees in the event Brighthouse Life Insurance Company fails to perform. In that case, we would be exposed to the risks created by guaranteed benefits designed to protect contract holders against significant changes in equity markets and interest rates, including GMDBs and GMWBs. While we continue to have GMABs and GMIBs in-force with respect to which we are obligated to perform, we no longer offer GMABs or GMIBs. We hold liabilities based on the value of the benefits we expect to be payable under such guarantees in excess of the contract holders’ projected account balances. As a result, any periods of significant and sustained negative or low separate account returns, increased equity volatility, or reduced interest rates could result in an increase in the valuation of our liabilities associated with variable annuity guarantees.
Additionally, we make assumptions regarding policyholder behavior at the time of pricing, including the selection and utilization of the guaranteed options inherent within our products (e.g., utilization of option to annuitize within a GMIB product). An increase in the valuation of the liability could result to the extent emerging and actual experience deviates from these policyholder persistency and option utilization assumptions. We review key actuarial assumptions used to record our variable annuity liabilities on an annual basis, including the assumptions regarding policyholder behavior. Changes to assumptions based on our AAR in future years could result in an increase in the liabilities we record for these guarantees.
Changes in accounting standards issued by the Financial Accounting Standards Board may adversely affect our financial statements
Our financial statements are subject to the application of accounting principles generally accepted in the United States of America (“GAAP”), which is periodically revised by the Financial Accounting Standards Board (“FASB”). Accordingly, from time to time we are required to adopt new or revised accounting standards or interpretations issued by the FASB. The impact of accounting pronouncements that have been issued but not yet implemented is disclosed in our reports filed with the SEC.
See Note 1 of the Notes to the Financial Statements.
The FASB issued an accounting standards update (“ASU”) in August 2018 that will result in significant changes to the accounting for long-duration insurance contracts (“LDTI”). LDTI became effective as of January 1, 2023. LDTI is expected to have a significant impact on the Company’s financial statements, including total stockholder’s equity, as all of our variable annuity guarantees will be considered market risk benefits and measured at fair value, whereas today a significant amount of our variable annuity guarantees are classified as insurance liabilities. Such financial statement impacts will be highly dependent on market conditions, especially interest rates, and they could change the pattern of the Company’s earnings. In addition, LDTI could have a material adverse effect on our leverage ratios and other rating agency metrics, which could also adversely impact our financial strength ratings and our ability to incur new indebtedness or refinance our existing indebtedness. See “— A downgrade or a potential downgrade in our financial strength ratings could result in a loss of business and materially adversely affect our financial condition and results of operations” as well as Note 1 of the Notes to the
Financial Statements for a discussion of the estimated impacts of LDTI.
A downgrade or a potential downgrade in our financial strength ratings could result in a loss of business and materially adversely affect our financial condition and results of operations
Downgrades in our financial strength ratings or changes to our ratings outlooks could have a material adverse effect on our financial condition and results of operations in many ways, including:
•
reducing new sales of insurance products and annuity products;
•
limiting our access to distributors;
•
adversely affecting our relationships with independent sales intermediaries;
•
increasing the number or amount of policy surrenders and withdrawals by contract holders and policyholders;
•
requiring us to reduce prices for many of our products and services to remain competitive;

•
providing termination rights for the benefit of our derivative instrument counterparties;
•
adversely affecting our ability to obtain reinsurance at reasonable prices, if at all;
•
subjecting us to potentially increased regulatory scrutiny;
•
limiting our access to capital markets or other contingent funding sources; and
•
potentially increasing our cost of capital, which could adversely affect our liquidity.
Credit rating agencies may continue to review and adjust their ratings for the companies that they rate, including us. The credit rating agencies also evaluate the insurance industry as a whole and may change our financial strength rating based on their overall view of our industry. See “Management’s Discussion and Analysis of Financial Condition and Results of
Operations — Liquidity and Capital Resources — Rating Agencies” for additional information regarding our financial strength ratings, including current ratings and outlooks.
An inability to access credit facilities could result in a reduction in our liquidity and lead to downgrades in
Brighthouse Financial’s credit ratings and our financial strength ratings
Brighthouse Financial had $3.2 billion of total long-term consolidated indebtedness outstanding at December 31, 2022, consisting of debt securities issued to its investors. BHF also has a $1.0 billion senior unsecured revolving credit facility maturing April 15, 2027 (the “Revolving Credit Facility”). The right to borrow funds under the Revolving Credit Facility is subject to the fulfillment of certain conditions, including compliance with all covenants. Failure to comply with the covenants in the Revolving Credit Facility or to fulfill the conditions to borrowings, or the failure of lenders to fund their lending commitments in the amounts provided for under the terms of the Revolving Credit Facility (whether due to insolvency, illiquidity or other reasons), would restrict BHF’s ability to access the Revolving Credit Facility when needed and, consequently, could have a material adverse effect on our financial condition, results of operations and liquidity.
Reinsurance may not be available, affordable or adequate to protect us against losses
As part of our overall risk management strategy, we may purchase reinsurance from third-party reinsurers for certain risks we underwrite. While reinsurance agreements generally bind the reinsurer for the life of the business reinsured at generally fixed pricing, market conditions beyond our control determine the availability and cost of the reinsurance protection for new business. The premium rates and other fees that we charge for our products are based, in part, on the assumption that reinsurance will be available at a certain cost. Some of our reinsurance contracts contain provisions that limit the reinsurer’s ability to increase rates on in-force business; however, some do not. We have faced a number of rate increase actions on in-force business in recent years and may face additional increases in the future. There can be no assurance that the outcome of any future rate increase actions would not have a material effect on our financial condition and results of operations. If a reinsurer raises the rates that it charges on a block of in-force business, in some instances, we will not be able to pass the increased costs onto our customers and our profitability will be negatively impacted. Additionally, such a rate increase could result in our recapturing the reinsured business, which would result in a need to maintain additional reserves, reduce reinsurance receivables and expose us to greater risks. Accordingly, we may be forced to incur additional expenses for reinsurance or may not be able to obtain sufficient reinsurance on acceptable terms, which could adversely affect our ability to write future business or result in an increase in the amount of risk that we retain with respect to those policies we issue.
See “Description of Business — Reinsurance Activity.”
If the counterparties to our reinsurance or indemnification arrangements or to the derivatives we use to hedge our business risks default or fail to perform, we may be exposed to risks we had sought to mitigate, which could materially adversely affect our financial condition and results of operations
We use reinsurance, indemnification and derivatives to mitigate our risks in various circumstances. In general, reinsurance, indemnification and derivatives do not relieve us of our direct liability to our policyholders, even when a third party is liable to us. Accordingly, we bear credit risk with respect to our reinsurers, indemnitors, counterparties and central clearinghouses. A reinsurer’s, indemnitor’s, counterparty’s or central clearinghouse’s insolvency, inability or unwillingness to make payments under the terms of reinsurance agreements, indemnity agreements or derivatives agreements with us or inability or unwillingness to return collateral could have a material adverse effect on our financial condition and results of operations.
In addition, we use derivatives to hedge various business risks. We enter into a variety of OTC-bilateral derivatives, including equity index options, interest rate caps and currency swaps. If our counterparties fail or refuse to honor their obligations under these derivatives, our hedges of the related risk will be ineffective. Such failure could have a material adverse effect on our financial condition and results of operations.

Factors affecting our competitiveness may adversely affect our market share and profitability
We believe competition among insurance companies is based on a number of factors, including service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, financial strength ratings, e-business capabilities and name recognition. We face intense competition from a large number of other insurance companies, as well as non-insurance financial services companies (e.g., banks, broker-dealers and asset managers). In addition, certain of our
distributors also currently offer their own competing products or may offer competing products in the future. Some of our competitors offer a broader array of products, have more competitive pricing or, with respect to other insurance companies, have higher claims-paying ability and financial strength ratings. Some may also have greater financial resources with which to compete. In some circumstances, national banks that sell annuity products of life insurers may also have a pre-existing customer base for financial services products. These competitive pressures may adversely affect the persistency of our products, as well as our ability to sell our products in the future. In addition, new and disruptive technologies may present competitive risks. If, as a result of competitive factors or otherwise, we are unable to generate a sufficient return on insurance policies and annuity products we sell in the future, we may stop selling such policies and products, which could have a material adverse effect on our financial condition and results of operations. See “Description of Business — Competition.”
We have limited control over many of our costs. For example, we have limited control over the cost of unaffiliated third-party reinsurance, the cost of meeting changing regulatory requirements, and our cost to access capital or financing.
There can be no assurance that we will be able to achieve or maintain a cost advantage over our competitors. If our cost structure increases and we are not able to achieve or maintain a cost advantage over our competitors, it could have a material adverse effect on our ability to execute our strategy, as well as on our financial condition and results of operations. If we hold substantially more capital than is needed to support financial strength ratings that are commensurate with our business strategy, over time, our competitive position could be adversely affected.
In addition, the highly regulated nature of our business, as well as the legislative or other changes affecting the regulatory environment for our business may over time, affect our competitive position within the annuities and life insurance industry, and within the broader financial services industry. See “— Regulatory and Legal Risks” and “Description of
Business — Regulation.”
We may experience difficulty in marketing and distributing products through our distribution channels
We distribute our products through a variety of third-party distribution channels. Our agreements with our third-party distributors may be terminated by either party with or without cause. We may periodically renegotiate the terms of these agreements, and there can be no assurance that such terms will remain acceptable to us or such third parties. If we are unable to maintain our relationships, our sales of individual insurance, annuities and investment products could decline, and our financial condition and results of operations could be materially adversely affected. Our distributors may elect to suspend, alter, reduce or terminate their distribution relationships with us for various reasons, including changes in our distribution strategy, adverse developments in our business, adverse rating agency actions, or concerns about market-related risks. We are also at risk that key distribution partners may merge, consolidate, change their business models in ways that affect how our products are sold, or terminate their distribution contracts with us, or that new distribution channels could emerge in the marketplace, any of which could adversely impact the effectiveness of our distribution efforts. Also, if we are unsuccessful in attracting and retaining key internal associates who conduct our business, including wholesalers, our sales could decline.
An interruption or significant change in certain key relationships could materially affect our ability to market our products and could have a material adverse effect on our financial condition and results of operations. In addition, we rely on a core number of our distributors to produce the majority of our sales. If any one such distributor were to terminate its relationship with us or reduce the amount of sales which it produces for us, our results of operations could be adversely affected. An increase in bank and broker-dealer consolidation activity could increase competition for access to distributors, result in greater distribution expenses and impair our ability to market products through these channels. Consolidation of distributors or other industry changes may also increase the likelihood that distributors will try to renegotiate the terms of any existing selling agreements to terms less favorable to us.
Because our products are distributed through unaffiliated firms, we may not be able to monitor or control the manner of their distribution despite our training and compliance programs. If our products are distributed by such firms in an inappropriate manner, or to customers for whom such products are not in the best interest, we may suffer reputational and other harm to our business.
We compete with major, well-established stock and mutual life insurance companies and non-insurance financial services companies (e.g., banks, broker-dealers and asset managers) in all of our product offerings, and our distributors sell such competitors’ products along with our products. In addition, certain of our distributors currently offer their own competing products or may offer competing products in the future. If our distributors concentrate their efforts in selling their firm’s own products or our other competitors’ products instead of ours, our sales could be adversely impacted.

The failure of third parties to provide various services to us, or any failure of the practices and procedures that these third parties use to provide services to us, could have a material adverse effect on our business
A key part of our operating strategy is to leverage third parties to deliver certain services important to our business, including administrative, operational, technology, financial, investment and actuarial services. There can be no assurance that the services provided to us by third parties (or their suppliers, vendors or subcontractors) will be sufficient to meet our operational and business needs, that such third parties will continue to be able to perform their functions in a manner satisfactory to us, that the practices and procedures of such third parties will continue to enable them to adequately manage any processes they handle on our behalf, or that any remedies available under these third-party arrangements will be sufficient in the event of a dispute or nonperformance. In addition, as we transition to new third-party service providers and convert certain administrative systems or platforms, certain issues have occurred in the past and may arise again in the future. There can be no assurance that in connection with any such conversions, transitions to new third-party service providers, or in connection with any of the services provided to us by third parties (or such third party’s supplier, vendor or subcontractor), we will not incur unanticipated expenses or experience other economic or reputational harm, service delays or interruptions, or be subject to litigation or regulatory investigations and actions, any of which could have a material adverse effect on our business and financial results.
Furthermore, if a third-party provider (or such third-party’s supplier, vendor or subcontractor) fails to meet contractual requirements (e.g., compliance with applicable laws and regulations or fails to provide material information on a timely basis), fails to provide required services due to the loss of key personnel or otherwise, or suffers a cyberattack or other security breach, then, in each case, we could suffer economic and reputational harm that could have a material adverse effect on our business and financial reporting. In addition, such failures could result in the loss of key distributors, impact the accuracy of our financial reporting, or subject us to litigation or regulatory investigations and actions, which could have a material adverse effect on our business, financial condition and results of operations. See “— Risks Related to Our Business — We may experience difficulty in marketing and distributing products through our distribution channels” and “— Operational Risks —
Any failure in cyber- or other information security systems, as well as the occurrence of events unanticipated in Brighthouse
Financial’s or our third-party service providers’ disaster recovery systems and business continuity planning could result in a loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively.”
Similarly, if any third-party provider (or such third-party’s supplier, vendor or subcontractor) experiences any deficiency in internal controls, determines that its practices and procedures used in providing services to us (including administering any of our policies or managing any of our investments) require review, or it otherwise fails to provide services to us in accordance with appropriate standards, we could incur expenses and experience other adverse effects as a result. In such situations, we may be unable to resolve any issues on our own without assistance from the third-party provider, and we could have limited ability to influence the speed and effectiveness of that resolution.
In addition, from time to time, certain third parties have brought to our attention practices, procedures and reserves with respect to certain products they administer on our behalf that require further review. While we do not believe, based on the information made available to us to date, that any of the matters brought to our attention will require material modifications to reserves or have a material effect on our business and financial reporting, we are reliant on our third-party service providers to provide further information and assistance with respect to those products. There can also be no assurance that such matters will not require material modifications to reserves or have a material effect on our financial condition or results of operations in the future, or that our third-party service providers will provide further information and assistance.
It may be difficult, disruptive and more expensive for us to replace some of our third-party providers in a timely manner if in the future they were unwilling or unable to provide us with the services we require (as a result of their financial or business conditions or otherwise), and our business and financial condition and results of operations could be materially adversely affected. In addition, if a third-party provider raises the rates that it charges us for its services, we may not be able to pass the increased costs onto our customers and our profitability may be negatively impacted.
Changes in our deferred income tax assets or liabilities, including changes in our ability to realize our deferred income tax assets, could adversely affect our financial condition or results of operations
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities.
Deferred income tax assets are assessed periodically by management to determine whether they are realizable. Factors in management’s determination include the performance of the business, including the ability to generate future taxable income. If, based on available information, it is more likely than not that the deferred income tax asset will not be realized, then a valuation allowance must be established with a corresponding charge to our profitability measures. Such charges could have a material adverse effect on our financial condition and results of operations. Changes in the statutory tax rate or other tax law changes could also affect the value of our deferred income tax assets and may require a write-off of some of those assets. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Summary of
Critical Accounting Estimates.”
Risks associated with climate change could adversely affect our business, financial condition and results of operations
Climate change could pose a systemic risk to the global financial system. Climate change could increase the frequency and severity of weather-related disasters and pandemics. Efforts to reduce greenhouse gas emissions and limit global warming could impact global investment asset valuations. There is also a risk that some asset sectors could face significantly higher costs and a disorderly adjustment to asset values leading to an adverse impact on the value and future performance of investment assets as a result of climate change or regulatory or other responses. Climate change could also impact our counterparties and other third parties, including, among others, reinsurers and derivatives counterparties. Increasing scrutiny and evolving expectations from investors, customers, regulators, and other stakeholders regarding climate change matters may adversely affect our reputation. The above risks could adversely affect our business, financial condition and results of operations.
Public health crises, extreme mortality events or similar occurrences may adversely impact our business, financial condition, or results of operations, as well as the economy in general
Public health crises, extreme mortality events or other similar occurrences, such as the ongoing COVID-19 pandemic, could have a major impact on the global economy and the financial markets or the economies of particular countries or regions, including market volatility and disruptions to commerce, the health system, and the food supply, as well as reduced economic activity and labor shortages. In addition, a public health crisis that affected our associates or the employees of our distributors or of other companies with which we do business, including providers of third-party services, could disrupt our business operations. Furthermore, the value of our investment portfolio could be negatively impacted. See “— Risks Related to Our Investment Portfolio — Ongoing military actions, the continued threat of terrorism, climate change as well as other catastrophic events may adversely affect the value of our investment portfolio and the level of claim losses we incur.”
Economic uncertainty resulting from a public health crisis or similar event could impact sales of certain of our products, and we may decide or otherwise be required to provide relief to customers adversely affected by such an event, similar to the relief we provided in connection with the COVID-19 pandemic.
With respect to the ongoing COVID-19 pandemic, it continues to not be possible to estimate the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19.
In addition, our life insurance operations are exposed to the risk of catastrophic mortality, such as a pandemic or other event that causes a large number of deaths. For example, the COVID-19 pandemic is ongoing and several significant influenza pandemics have occurred in the last century. The likelihood, timing, and severity of a future pandemic that may impact our policyholders cannot be predicted. Moreover, the impact of climate change could cause changes in the frequency or severity of outbreaks of certain diseases. Circumstances resulting from a public health crisis or similar event could affect, and the
COVID-19 pandemic has affected, and may continue to affect, the incidence of claims, utilization of benefits, lapses or surrenders of policies and payments on insurance premiums, any of which could impact the revenues and expenses associated with our products.
Consistent with industry practice and accounting standards, we establish liabilities for claims arising from a catastrophe only after assessing the probable losses arising from the event. We cannot be certain that the liabilities we have established will be adequate to cover actual claim liabilities. A catastrophic event or multiple catastrophic events could have a material adverse effect on our business, financial condition and results of operations. Conversely, improvements in medical care and other developments which positively affect life expectancy can cause our assumptions with respect to longevity, which we use when we price our products, to become incorrect and, accordingly, can adversely affect our financial condition and results of operations.
Increasing scrutiny and evolving expectations from customers, regulators and other stakeholders regarding environmental, social and governance matters may adversely affect our reputation or otherwise adversely impact our business and results of operations
There is increasing scrutiny and evolving expectations from customers, regulators and other stakeholders on environmental, social and governance (“ESG”) practices and disclosures, including those related to environmental stewardship, climate change, diversity, equity and inclusion, racial justice and workplace conduct. Regulators have imposed and likely will continue to impose ESG-related rules and guidance, which may conflict with one another and impose additional costs on us or expose us to new or additional risks. In view of evolving regulatory expectations and changing consumer preferences and social expectations, ESG issues can represent emerging or unforeseen risks to our long-term operating performance and financial condition. Moreover, certain organizations that provide information to investors have developed ratings for evaluating companies on their approach to different ESG matters, and unfavorable ratings of the Company or our industry may lead to negative investor sentiment and the diversion of investment to other companies or industries.
Economic Environment and Capital Markets-Related Risks
If difficult conditions in the capital markets and the U.S. economy generally persist or are perceived to persist, they may materially adversely affect our business and results of operations
Our business and results of operations are materially affected by conditions in the capital markets and the U.S. economy generally, as well as by the global economy to the extent it affects the U.S. economy. In addition, while our operations are entirely in the U.S., we have foreign investments in our general and separate accounts and, accordingly, conditions in the global capital markets can affect the value of our general account and separate account assets, as well as our financial results. Actual or perceived stressed conditions, volatility and disruptions in financial asset classes or various capital markets can have an adverse effect on us, both because we have a large investment portfolio and our benefit and claim liabilities are sensitive to changing market factors, including interest rates, credit spreads, equity and commodity prices, derivative prices and availability, real estate markets, foreign currency exchange rates and the returns and volatility of capital markets. In an economic downturn characterized by rapid increases in inflation, higher unemployment, lower family income, lower corporate earnings, lower business investment or lower consumer spending, the demand for our products could be adversely affected as customers are unwilling or unable to purchase them. In addition, we may experience an elevated incidence of claims, adverse utilization of benefits relative to our best estimate expectations and lapses or surrenders of policies. Furthermore, our policyholders may choose to defer paying insurance premiums or stop paying insurance premiums altogether. Such adverse changes in the economy could negatively affect our earnings and capitalization and have a material adverse effect on our financial condition, our results of operations and our ability to pay dividends to our parent company.
Significant market volatility in reaction to geopolitical risks, changing monetary policy, trade disputes and uncertain fiscal policy may exacerbate some of the risks we face. Increased market volatility may affect the performance of the various asset classes in which we invest, as well as separate account values.
Extreme declines or shocks in equity markets, such as sustained stagnation in equity markets and low interest rates, could cause us to incur significant capital or operating losses due to, among other reasons, the impact of guarantees related to our annuity products, including increases in liabilities, increased capital requirements, or collateral requirements.
Furthermore, periods of sustained stagnation in equity and bond markets, which are characterized by multiple years of low annualized total returns impacting the growth in separate accounts or low level of U.S. interest rates, may materially increase our insurance contract liabilities due to inherent market return guarantees in these liabilities. We ceded all of the risks associated with these guarantees to Brighthouse Life Insurance Company. However, because the accounting for the ceded reinsurance is different from the accounting for the directly written guarantees, there can be a net impact to our financial statements even though all of the economic risks have been ceded. Similarly, sustained periods of low interest rates and risk asset returns could reduce income from our investment portfolio, increase our insurance contract liabilities, and increase the cost of risk transfer measures such as hedging, causing our profit margins to erode as a result of reduced investment portfolio income and increased insurance liabilities. See also “— Risks Related to Our Business — Guarantees within certain of our annuity products may decrease our earnings, decrease our capitalization, increase the volatility of our results and negatively affect our statutory capital” and “— Risks Related to Our Business — Public health crises, extreme mortality events or similar occurrences may adversely impact our business, financial condition, or results of operations, as well as the economy in general.”
Adverse capital and credit market conditions may significantly affect our ability to meet liquidity needs and our access to capital
The capital and credit markets may be subject to periods of extreme volatility. Disruptions in capital markets could adversely affect our liquidity and credit capacity or limit our access to capital which may in the future be needed to operate our business and meet policyholder obligations.
We need liquidity to pay our operating expenses and replace certain maturing liabilities. Without sufficient liquidity, we could be forced to curtail our operations and limit the investments necessary to grow our business.
Our principal sources of liquidity are insurance premiums and fees paid in connection with annuity products, and cash flow from our investment portfolio to the extent consisting of cash and readily marketable securities.
In the event capital markets or other conditions have an adverse impact on our capital and liquidity, or our stress-testing indicates that such conditions could have an adverse impact beyond expectations and our current resources do not satisfy our needs or regulatory requirements, we may have to seek additional financing to enhance our capital and liquidity position.

The availability of additional financing will depend on a variety of factors, such as the then current market conditions, regulatory capital requirements, availability of credit to us and the financial services industry generally, our financial strength ratings and financial leverage, and the perception of our customers and lenders regarding our long- or short-term financial prospects if we incur large operating or investment losses or if the level of our business activity decreases due to a market downturn. Similarly, our access to funds may be impaired if regulatory authorities or rating agencies take negative actions against us. Our internal sources of liquidity may prove to be insufficient and, in such case, we may not be able to successfully obtain additional financing on favorable terms, or at all.
In addition, our liquidity requirements may change if, among other things, we are required to return significant amounts of cash collateral on short notice under collateral requirements. See “— Risks Related to Our Investment Portfolio — Our
investment portfolio is subject to significant financial risks both in the U.S. and global financial markets, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control, the occurrence of any of which could have a material adverse effect on our financial condition and results of operations” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and
Capital Resources — Sources and Uses of Liquidity and Capital.”
Our financial condition, results of operations, cash flows and statutory capital position could be materially adversely affected by disruptions in the financial markets, as such disruptions may limit our ability to replace, in a timely manner, maturing liabilities, satisfy regulatory capital requirements, and access the capital that may be necessary to grow our business. See “— Regulatory and Legal Risks — Our business is highly regulated, and changes in regulation and in supervisory and enforcement policies or interpretations thereof may materially impact our capitalization or cash flows, reduce our profitability and limit our growth.” As a result, we may be forced to delay raising capital, issue different types of securities than we would have otherwise, less effectively deploy such capital, issue shorter tenor securities than we prefer, or bear an unattractive cost of capital, which could decrease our profitability and significantly reduce our financial flexibility.
We are exposed to significant financial and capital markets risks which may adversely affect our financial condition, results of operations and liquidity, and may cause our profitability measures to vary from period to period
Economic risks and other factors described below, as well as significant volatility in the markets, individually or collectively, could have a material adverse effect on our financial condition, results of operations, liquidity or cash flows through a change in our insurance liabilities or increases in reserves for future policyholder benefits.
Interest Rate Risk
Some of our current or anticipated future products, principally traditional life, universal life and fixed index-linked annuities, expose us to the risk that changes in interest rates will reduce our investment margin or “net investment spread,”
or the difference between the amounts that we are required to pay under the contracts in our general account and the rate of return we earn on general account investments intended to support the obligations under such contracts. Our net investment spread is a key component of our profitability measures.
Although reducing interest crediting rates can help offset decreases in net investment spreads on some products, our ability to reduce these rates is limited to the portion of our in-force product portfolio that has adjustable interest crediting rates and could be limited by the actions of our competitors or contractually guaranteed minimum rates and may not match the timing or magnitude of changes in asset yields. As a result, our net investment spread would decrease or potentially become negative, which could have a material adverse effect on our financial condition and results of operations. See
“Management’s Discussion and Analysis of Financial Condition and Results of Operations — Policyholder Liabilities.”
An increase in interest rates could result in decreased fee revenue associated with a decline in the value of variable annuity account balances invested in fixed income funds. In addition, during periods of declining interest rates, our return on investments that do not support particular policy obligations may decrease. During periods of sustained lower interest rates, our reserves for policy liabilities may not be sufficient to meet future policy obligations and may need to be strengthened.
Accordingly, declining and sustained lower interest rates may materially adversely affect our financial condition and results of operations, our ability to pay dividends to our parent company and significantly reduce our profitability. We may therefore have to accept a lower credit spread and lower profitability or face a decline in sales and greater loss of existing contracts and related assets.
Inflation Risk
Inflation increases expenses (including, among others, for labor and third-party services), potentially putting pressure on profitability in the event that such additional costs cannot be passed through to policyholders. High inflation could also cause a change in consumer sentiment and behavior adversely affecting the sales of certain of our products.

Equity Risk
Our primary equity risk relates to the potential for lower earnings associated with certain of our businesses where fee income is earned based upon the estimated market value of the separate account assets and other assets related to our variable annuity business. Because fees generated by such products are primarily related to the value of the separate account assets and other AUM, a decline in the equity markets could reduce our revenues as a result of the reduction in the value of the investment assets supporting those products and services. See “Business — Segments and Corporate & Other —
Annuities — Products — Variable Annuities” for details regarding sensitivity of our variable annuity business to capital markets.
See “— Risks Related to Our Business — Guarantees within certain of our annuity products may decrease our earnings, decrease our capitalization, increase the volatility of our results and negatively affect our statutory capital.”
Risks Related to Our Investment Portfolio
Our investment portfolio is subject to significant financial risks both in the U.S. and global financial markets, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control, the occurrence of any of which could have a material adverse effect on our financial condition and results of operations
Credit Risk
Fixed income securities and mortgage loans represent a significant portion of our investment portfolio. We are also subject to the risk that the issuers or guarantors of the fixed income securities and mortgage loans in our investment portfolio may default on principal and interest payments they owe us. In addition, the underlying collateral within asset-backed securities (“ABS”), including mortgage-backed securities, may default on principal and interest payments causing an adverse change in cash flows. The occurrence of a major economic downturn, acts of corporate malfeasance, widening mortgage or credit spreads, or other events that adversely affect the issuers, guarantors or underlying collateral of these securities and mortgage loans could cause the estimated fair value of our portfolio of fixed income securities and mortgage loans and our earnings to decline and the default rate of the fixed income securities and mortgage loans in our investment portfolio to increase.
Defaults or deteriorating credit of other financial institutions could adversely affect us as we have exposure to many different industries and counterparties, and routinely execute transactions with counterparties in the financial services industry, including brokers and dealers, central clearinghouses, commercial banks, investment banks, hedge funds and investment funds and other financial institutions. Many of these transactions expose us to credit risk in the event of the default of our counterparty. In addition, with respect to secured transactions, our credit risk may be exacerbated when the collateral held by us cannot be realized or is liquidated at prices not sufficient to recover the full amount of the loan or derivative exposure due to us. We also have exposure to these financial institutions in the form of unsecured debt instruments, non-redeemable and redeemable preferred securities, derivatives, joint ventures and equity investments. Any losses or impairments to the carrying value of these investments or other changes could materially and adversely affect our financial condition and results of operations.
Interest Rate Risk
We are exposed to certain risks in a variety of interest rate environments. When interest rates are low, we may be forced to reinvest proceeds from investments that have matured or have been prepaid or sold at lower yields, which will reduce our net investment income. Moreover, borrowers may prepay or redeem the fixed income securities and commercial or agricultural mortgage loans in our investment portfolio with greater frequency in order to borrow at lower market rates, thereby exacerbating this risk.
Increases in interest rates could negatively affect our profitability. In periods of rapidly increasing interest rates, similar to those experienced in 2022, we may not be able to replace, in a timely manner, the investments in our general account with higher-yielding investments needed to fund the higher crediting rates necessary to keep interest rate sensitive products competitive. In addition, as interest rates rise, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This process may result in cash outflows requiring that we sell investments at a time when the prices of those investments are adversely affected by the increase in interest rates, which may result in realized investment losses. An increase in interest rates could also have a material adverse effect on the value of our investments, for example, by decreasing the estimated fair values of the fixed income securities and mortgage loans that comprise a significant portion of our investment portfolio.

Inflation Risk
A sustained or material increase in inflation could affect our business in several ways. During inflationary periods, the value of fixed income investments may fall, which could increase realized and unrealized losses. Interest rates have increased and may continue to increase due to central bank policy responses to combat inflation, which may positively impact our business in certain respects, but could also increase the risk of a recession or an equity market downturn and could negatively impact various portions of our business, including our investment portfolio. Prolonged and elevated inflation could adversely affect the financial markets and the economy generally, and dispelling it may require governments to pursue a restrictive fiscal and monetary policy, which could constrain overall economic activity and inhibit revenue growth. See
“Management’s Discussion and Analysis of Financial Condition and Results of Operations — Industry Trends and
Uncertainties — Financial and Economic Environment” for a discussion of the current impacts of inflation.
Market Valuation Risk
Market valuation risk relates to the variability in the estimated fair value of investments associated with changes in market factors. Our portfolio’s market valuation risks include the following:
•
Credit Spread Risk
– We are exposed to credit spread risk primarily as a result of market price volatility and investment risk associated with the fluctuation in credit spreads. Widening credit spreads may cause unrealized losses in our investment portfolio and increase losses associated with written credit protection derivatives used in replication transactions. Additionally, an increase in credit spreads relative to U.S. Treasury benchmarks can also adversely affect the cost of our borrowing if we need to access credit markets. Tightening credit spreads may reduce our investment income and cause an increase in the reported value of certain liabilities that are valued using a discount rate that reflects our own credit spread.
•
Risks Related to the Valuation of Securities
– Fixed maturity and equity securities, as well as short-term investments that are reported at estimated fair value, represent the majority of our total cash and investments. See Note 1 to the
Notes to the Financial Statements for more information on how we calculate fair value. During periods of market disruption, including periods of significantly rising or high interest rates, rapidly widening credit spreads or illiquidity, it may be difficult to value certain of our securities if trading becomes less frequent or market data becomes less observable. In addition, in times of financial market disruption, certain asset classes that were in active markets with significant observable data may become illiquid. In those cases, the valuation process includes inputs that are less observable and require more subjectivity and management judgment. Valuations may result in estimated fair values which vary significantly from the amount at which the investments may ultimately be sold. Further, rapidly changing and unprecedented credit and equity market conditions could materially impact the valuation of securities as reported within our financial statements and the period-to-period changes in estimated fair value could vary significantly. Decreases in the estimated fair value of securities we hold could have a material adverse effect on our financial condition and results of operations.
•
Risks Related to the Determination of Allowances and Impairments
– The determination of the amount of allowances
and impairments is subjective and varies by investment type, which is based on our periodic evaluation and assessment of known and inherent risks associated with the respective asset class. However, historical trends may not be indicative of future impairments or allowances.
•
Gross Unrealized Losses on Fixed Maturity Securities and Related Impairment Risks
– Unrealized gains or losses on
fixed maturity securities classified as available-for-sale (“AFS”) securities are recognized as a component of other comprehensive income (loss) (“OCI”) and are, therefore, excluded from our profitability measures. The accumulated change in estimated fair value of these AFS securities is recognized in our profitability measures when the gain or loss is realized upon the sale of the security or in the event that the decline in estimated fair value is determined to be credit-related and impairment charges are taken. See “Management’s Discussion and Analysis of Financial Condition
and Results of Operations — Investments — Fixed Maturity Securities AFS.”
•
Defaults, Downgrades or Other Events Affecting Issuers or Guarantors of Securities and Related Impairment Risks
–
The occurrence of a major economic downturn, acts of corporate malfeasance, widening credit spreads, or other events that adversely affect the issuers or guarantors of securities or the underlying collateral of residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and ABS (collectively,
“Structured Securities”) could cause the estimated fair value of our fixed maturity securities portfolio and corresponding net investment income to decline and cause the default rate of the fixed maturity securities in our portfolio to increase. A ratings downgrade affecting issuers or guarantors of particular securities, or similar trends that could worsen the credit quality of issuers, such as the corporate issuers of securities in our portfolio, could also have a similar effect. Economic uncertainty can adversely affect credit quality of issuers or guarantors. Similarly, a ratings downgrade affecting a security we hold could indicate the credit quality of that security has deteriorated and could increase the capital we must hold to support that security to maintain our RBC levels. Our intent to sell or assessment of the likelihood that we would be required to sell fixed maturity securities that have declined in value may affect the level of write-downs or impairments.
Liquidity Risk
There may be a limited market for certain investments we hold in our investment portfolio, making them relatively illiquid. These include privately-placed fixed maturity securities, derivative instruments such as options, mortgage loans, and real estate equity, such as real estate limited liability companies. In the past, even some of our very high-quality investments experienced reduced liquidity during periods of market volatility or disruption. If we were forced to sell certain of our investments during periods of market volatility or disruption, market prices may be lower than our carrying value in such investments. This could result in realized losses which could have a material adverse effect on our financial condition and results of operations, as well as our financial ratios, which could affect compliance with our credit instruments and rating agency capital adequacy measures. Moreover, our ability to sell assets could be limited if other market participants are seeking to sell fungible or similar assets at the same time.
If we are required to return significant amounts of cash collateral or otherwise need significant amounts of cash on short notice and we are forced to sell securities, we may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than we otherwise would have been able to realize in normal market conditions, or both. In the event of a forced sale, accounting guidance requires the recognition of a loss for securities in an unrealized loss position and may require the impairment of other securities based on our ability to hold those securities, which would negatively impact our financial condition and results of operations, as well as our financial ratios, which could affect compliance with our credit instruments and rating agency capital adequacy measures. In addition, under stressful capital markets and economic conditions, liquidity broadly deteriorates, which could further restrict our ability to sell securities.
Real Estate Risk
A portion of our investment portfolio consists of mortgage loans on commercial and agricultural real estate. Our exposure to this risk stems from various factors, including the supply and demand of leasable commercial space, creditworthiness of tenants and partners, capital markets volatility, interest rate fluctuations, agricultural prices and farm incomes. Although we manage credit risk and market valuation risk for our commercial and agricultural real estate assets through geographic, property type and product type diversification and asset allocation, general economic conditions in the commercial and agricultural real estate sectors will continue to influence the performance of these investments. These factors, which are beyond our control, could have a material adverse effect on our financial condition, results of operations, liquidity or cash flows.
Mortgage loans in our portfolio also face default risk. An increase in the default rate of our mortgage loan investments or fluctuations in their performance could have a material adverse effect on our financial condition and results of operations.
Further, any geographic or property type concentration of the mortgage loans in our portfolio may have adverse effects on our portfolio and, consequently, on our financial condition and results of operations. Events or developments that have a negative effect on any particular geographic region or sector may have a greater adverse effect on our investment portfolio to the extent that the portfolio is concentrated. See “Management’s Discussion and Analysis of Financial Condition and Results
of Operations — Investments — Mortgage Loans” and Notes 6 and 8 of the Notes to the Financial Statements.
Derivatives Risk
We use a variety of strategies to manage risk related to our ongoing business operations, including the use of derivatives. Our derivatives counterparties’ defaults could have a material adverse effect on our financial condition and results of operations. In addition, ratings downgrades or financial difficulties of derivative counterparties may require us to utilize additional capital with respect to the affected businesses. Furthermore, the valuation of our derivatives could change based on changes to our valuation methodology or the discovery of errors.
Substantially all of our derivatives transactions require us to pledge or receive collateral or make payments related to any decline in the net estimated fair value of such derivatives transactions. The amount of collateral we may be required to pledge and the payments we may be required to make under our derivatives transactions may increase under certain circumstances as a result of the requirement to pledge initial margin or variation margin for OTC-bilateral transactions. Such requirements could adversely affect our liquidity, expose us to central clearinghouse and counterparty credit risk, or increase our costs of hedging. See “Business — Regulation — Regulation of Over-the-Counter Derivatives.”

Other Risks
We are also exposed to other risks outside of our control, including foreign currency exchange rate risk relating to the variability in currency exchange rates for non-U.S. dollar denominated investments, as well as other financial and operational risks related to using external asset management firms.
Ongoing military actions, the continued threat of terrorism, climate change as well as other catastrophic events may adversely affect the value of our investment portfolio and the level of claim losses we incur
Ongoing military actions (including the ongoing armed conflict between Russia and Ukraine), the continued threat of terrorism, both within the U.S. and abroad, and heightened security measures in response to these types of threats, as well as climate change and other natural or man-made catastrophic events, may cause significant decline and volatility in global financial markets and result in loss of life, property damage, additional disruptions to commerce, the health system, and the food supply and reduced economic activity. The effects of climate change could cause changes in weather patterns, resulting in more severe and more frequent natural disasters such as forest fires, hurricanes, tornados, floods and storm surges. The value of assets in our investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by the continued threat of catastrophic events. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Catastrophic events could also disrupt our operations as well as the operations of our third-party service providers and also result in higher than anticipated claims under insurance policies that we have issued. See “Management’s Discussion and Analysis of Financial Condition and Results
of Operations — Policyholder Liabilities.”
Regulatory and Legal Risks
Our business is highly regulated, and changes in regulation and in supervisory and enforcement policies or interpretations thereof may materially impact our capitalization or cash flows, reduce our profitability and limit our growth
We are subject to a wide variety of insurance and other laws and regulations. We are domiciled in New York and regulated by the NYDFS. See “
Description of
Business
— Regulation.”
We cannot predict what proposals may be made, what legislation or regulations may be introduced or enacted, or what impact any future legislation or regulations could have on our business, financial condition and results of operations including, the cost of any such compliance. Furthermore, regulatory uncertainty could create confusion among our distribution partners and customers, which could negatively impact product sales. See “Description of Business — Regulation — Standard of
Conduct Regulation” for a more detailed discussion of particular regulatory efforts by various regulators.
Changes to the laws and regulations that govern the standards of conduct that apply to the sale of our products, as well as the firms that distribute our products, could adversely affect our operations and profitability. Such changes could increase our regulatory and compliance burden, resulting in increased costs, or limit the type, amount or structure of compensation arrangements into which we may enter with certain of our associates, which could negatively impact our ability to compete with other companies, including with respect to recruiting and retaining key personnel. Additionally, our ability to react to rapidly changing economic conditions and the dynamic, competitive market for our products will depend on the continued
efficacy of provisions we have incorporated into our product design allowing frequent and contemporaneous revisions of key pricing elements, as well as our ability to work collaboratively with regulators. Changes in regulatory approval processes, rules and other dynamics in the regulatory process could adversely impact our ability to react to such changing conditions.
We cannot predict the impact that “best interest” or fiduciary standards adopted or proposed by various regulators may have on our business, financial condition or results of operations. Compliance with new or changed rules or legislation in this area may increase our regulatory burden and that of our distribution partners, require changes to our compensation practices and product offerings, and increase litigation risk, which could adversely affect our financial condition and results of operations.
In addition, we are subject to federal, state and other securities and state insurance laws and regulations which, among other things, require that we distribute certain of our products through a registered broker-dealer. The failure to comply with these laws or changes to these laws could have a material adverse effect on our operations and our profitability. Furthermore, changes in laws and regulations that affect our customers and distribution partners or their operations also may affect our business relationships with them and their ability to purchase or distribute our products. Such actions may negatively affect our business and results of operations.

If our associates fail to adhere to regulatory requirements or our policies and procedures, we may be subject to penalties, restrictions or other sanctions by applicable regulators, and we may suffer reputational harm. See “Description of
Business — Regulation.”
A decrease in our RBC ratio (as a result of a reduction in statutory capital and surplus or an increase in the required
RBC capital charges), or a change in the rating agency proprietary capital models, could result in increased scrutiny by insurance regulators and rating agencies and could have a material adverse effect on our financial condition and results of operations
The NAIC has established model regulations that provide minimum capitalization requirements based on RBC formulas for insurance companies. We are subject to RBC standards or other minimum statutory capital and surplus requirements imposed under New York insurance laws. See “Description of Business — Regulation — Insurance Regulation — Surplus
and Capital; Risk-Based Capital.” Our failure to meet these requirements could subject us to further examination or corrective action imposed by the NYDFS, including limitations on our ability to write additional business, increased regulatory supervision, or seizure or liquidation. Any corrective action imposed could cause a material adverse effect on our business, financial condition and results of operations. A decline in our RBC ratio, whether or not it results in a failure to meet applicable
RBC requirements, could limit our ability to pay dividends to our parent company, could result in a loss of customers or new business, or could influence ratings agencies to downgrade our financial strength ratings, each of which could cause a material adverse effect on our business, financial condition and results of operations.
In any particular year, statutory surplus amounts, and thus our RBC ratio, may fluctuate depending on a variety of factors, including the amount of statutory income or losses generated by us (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, equity and credit market conditions, the value and credit ratings of certain fixed income securities in our investment portfolio, the value of certain derivative instruments that do not receive hedge accounting, as well as changes to the RBC formulas and the interpretation of the NAIC’s instructions with respect to RBC calculation methodologies. Our financial strength ratings are significantly influenced by statutory surplus amounts and our RBC ratio. In addition, rating agencies may implement changes to their own proprietary capital models, which differ from the RBC capital model, that have the effect of increasing or decreasing the amount of statutory capital we should hold relative to the rating agencies’ expectations. Under stressed or stagnant capital markets conditions and with the aging of existing insurance liabilities, without offsets from new business, the amount of additional statutory reserves that we are required to hold may materially increase. This increase in reserves would decrease the statutory surplus available for use in calculating our RBC ratio. To the extent that our RBC ratio is deemed to be insufficient, we may seek to take actions either to increase our capitalization or to reduce the capitalization requirements. If we were unable to accomplish such actions, the rating agencies could view this as a reason for a ratings downgrade.
Changes in tax laws or interpretations of such laws could reduce our earnings and materially impact our operations by increasing our corporate taxes and making some of our products less attractive to consumers
Changes in tax laws or interpretations of such laws could have a material adverse effect on our profitability and financial condition and could result in our incurring materially higher statutory taxes. Higher tax rates or differences in interpretation of tax laws may adversely affect our business, financial condition, results of operations and liquidity. Conversely, declines in tax rates could make our products less attractive to consumers. See “Business — Regulation — Federal Tax Reform” for a
discussion of the potential impacts of the Inflation Reduction Act and the related corporate alternative minimum tax.
Legal disputes and regulatory investigations are common in our businesses and may result in significant financial losses or harm to our reputation
We face a significant risk of legal disputes actions and regulatory investigations in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal actions and regulatory investigations include proceedings specific to us, as well as other proceedings that raise issues that are generally applicable to business practices in the industries in which we operate.
In connection with our insurance operations, plaintiffs’ lawyers may bring or are bringing class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, claims payments and procedures, escheatment, product design, disclosure, administration, investments, denial or delay of benefits, lapse or termination of policies, cost of insurance and breaches of fiduciary or other duties to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages. Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may be difficult to ascertain. Material pending litigation and other legal disputes, as well as regulatory matters affecting us and risks to our business presented by these proceedings, if any, are discussed in Note 13 of the Notes to the Financial Statements.

A substantial legal liability or a significant federal, state or other regulatory action against us, as well as regulatory inquiries or investigations, could harm our reputation, result in material fines or penalties, result in significant legal costs and otherwise have a material adverse effect on our business, financial condition and results of operations. Even if we ultimately prevail in the litigation, regulatory action or investigation, our ability to attract new customers and distributors, retain our current customers and distributors, and recruit and retain personnel could be materially and adversely impacted. Regulatory inquiries and legal disputes may also cause volatility in the price of BHF securities and the securities of companies in our industry.
Current claims, litigation, unasserted claims probable of assertion, investigations and other proceedings against us, as well as any other disputes or other matters involving third parties, could have a material adverse effect on our business, financial condition and results of operations. It is also possible that related or unrelated claims, litigation, unasserted claims probable of assertion, investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed or enforcement actions initiated against us. Increased regulatory scrutiny and any resulting investigations or proceedings in any of the jurisdictions where we operate could result in new legal actions and precedents or changes in laws, rules or regulations that could adversely affect our business, financial condition and results of operations.
Operational Risks
Any gaps in our policies, procedures, or processes may leave us exposed to unidentified or unanticipated risk, and our models used by our business may not operate properly and could contain errors, each of which could adversely affect our business, financial condition, or results of operations
We have developed policies, procedures and processes to enable and support the ongoing review of the actual and potential risks facing the Company. Nonetheless, our policies, procedures and processes may not be fully effective in identifying and assessing such risks, leaving us exposed to unidentified or unanticipated risks. In addition, we rely on third-party providers to administer and service many of our products, and our policies, procedures and processes may not enable us to identify and assess every risk with respect to those products, especially to the extent we rely on those providers for relevant information, including detailed information regarding the holders of our products.
We use models to manage our business and evaluate the associated risk exposures. The models may not operate properly and could contain errors related to model inputs, data, assumptions, calculations, or output that may adversely impact our results of operations. In addition, these models may not fully predict future exposures, which may be significantly greater than our historical measures indicate. For example, we use actuarial models to assist us in establishing reserves for liabilities arising from our insurance policies and annuity contracts. We periodically review the effectiveness of these models, their underlying logic, and, from time to time, implement refinements to our models based on these reviews. We implement refinements after rigorous testing and validation; even after such validation and testing, our models remain subject to inherent limitations. Accordingly, no assurances can be given as to whether or when we will implement refinements to our actuarial models, and, if implemented, whether such refinements will be sufficient. Furthermore, if implemented, any such refinements could cause us to increase the reserves we hold for our insurance policy and annuity contract liabilities. If models are misused or fail to serve their intended purposes, they could produce incorrect or inappropriate results. Business decisions based on incorrect or misused model outputs or reports could have a material adverse impact on our results of operations.
Other risk management models depend upon the evaluation of information regarding markets, clients, catastrophe occurrence, or other matters that are publicly available or otherwise accessible to us. This information may not always be accurate, complete, up-to-date, or properly evaluated. Furthermore, there can be no assurance that we can effectively review and monitor all risks or that all of our associates will follow our policies, procedures and processes, nor can there be any assurance that our policies, procedures and processes, or the policies, procedures and processes of third parties that administer or service our products, will enable us to accurately identify all risks and limit our exposures based on our assessments. In addition, if our business changes or the markets in which we operate evolve and new risks emerge, we may have to implement more extensive and perhaps different policies, procedures or processes and our risk management framework may not evolve at the same pace as those changes.
Any failure in cyber- or other information security systems, as well as the occurrence of events unanticipated in
Brighthouse Financial’s or our third-party service providers’ disaster recovery systems and business continuity planning could result in a loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively
We heavily rely on communications, information systems (both internal and provided by third parties), and the internet to conduct our business. We rely on these systems throughout our business for a variety of functions, including processing new business, claims, and post-issue transactions, providing information to customers and distributors, performing actuarial analyses, managing our investments and maintaining financial records. A failure in the security of such systems or a failure to maintain the security of such systems, or the confidential information stored thereon, may result in regulatory enforcement action, harm our reputation or otherwise adversely affect our ability to conduct business, our financial condition or results of operations. In addition, our continuous technological evaluations and enhancements, including changes designed to update our protective measures, may increase our risk of a breach or gap in our security, and there can be no assurance that any such efforts will be effective in preventing or limiting the impact of future cyberattacks.
We and our vendors, like other commercial entities, have been, and will likely continue to be, subject to a variety of forms of cyberattacks with the objective of gaining unauthorized access to our systems and data, or disrupting our operations.
Potential attacks may include, but are not limited to, cyberattacks, phishing attacks, account takeover attempts, the introduction of computer viruses or malicious code (commonly referred to as “malware”), ransomware or other extortion tactics, denial of service attacks, credential stuffing, and other computer-related penetrations. Hardware, software or applications developed by us or received from third parties may contain exploitable vulnerabilities, bugs, or defects in design, maintenance or manufacture or other issues that could compromise information and cybersecurity. The risk of cyberattacks has also increased and may continue to increase in connection with Russia’s ongoing invasion of Ukraine and other geopolitical events and dynamics that may adversely disrupt or degrade our operations and may compromise our data.
Malicious actors may attempt to fraudulently induce employees, customers, or other users of our systems to disclose credentials or other similar sensitive information in order to gain access to our systems or data, or that of our customers, through social engineering, phishing, mobile phone malware, and other methods.
There is no assurance that administrative, physical and technical controls and other preventive actions taken to reduce the risk of cyberattacks and protect our information technology will prevent physical and electronic break-ins, cyberattacks or other security breaches to such computer systems. In some cases, such physical and electronic break-ins, cyberattacks or other security breaches may not be immediately detected. If we or our vendors fail to prevent, detect, address and mitigate such incidents, this may impede or interrupt our business operations and could adversely affect our business, financial condition and results of operations.
A disaster such as a natural catastrophe, epidemic, pandemic, industrial accident, blackout, terrorist attack, cyberattack or war, unanticipated problems with our or our vendors’ disaster recovery systems (and the disaster recovery systems of such vendors’ suppliers, vendors or subcontractors), could cause our computer systems to be inaccessible to our associates, distributors, vendors or customers or may destroy valuable data. In addition, in the event that a significant number of our or our vendors’ managers were unavailable following a disaster, our ability to effectively conduct business could be severely compromised. These interruptions also may interfere with our suppliers’ ability to provide goods and services and our associates’ ability to perform their job responsibilities. Unanticipated problems with, or failures of, our disaster recovery systems and business continuity plans could have a material impact on our ability to conduct business and on our financial condition and results of operations.
A failure of our or relevant third-party (or such third-party’s supplier’s, vendor’s or subcontractor’s computer systems)
computer systems could cause significant interruptions in our operations, result in a failure to maintain the security, confidentiality or privacy of sensitive data, harm our reputation, subject us to regulatory sanctions and legal claims, lead to a loss of customers and revenues, and otherwise adversely affect our business and financial results. Our cyber liability insurance may not be sufficient to protect us against all losses. See also “— Any failure to protect the confidentiality of customer, employee, or other third party information could adversely affect our reputation and have a material adverse effect on our business, financial condition and results of operations.”
Our associates and those of our third-party service providers may take excessive risks which could negatively affect our financial condition and business
As an insurance enterprise, we are in the business of accepting certain risks. The individuals who conduct our business include executive officers and other members of management, sales intermediaries, investment professionals, product managers, and other associates, as well as associates of our various third-party service providers. Each of these individuals makes decisions and choices that may expose us to risk. These include decisions such as setting underwriting guidelines and standards, product design and pricing, determining what assets to purchase for investment and when to sell them, which business opportunities to pursue, and other decisions. Such individuals may take excessive risks regardless of the structure of our risk management framework or our compensation programs and practices, which may not effectively deter excessive risk-taking or misconduct. Similarly, our controls and procedures designed to monitor associates’ business decisions and prevent them from taking excessive risks, and to prevent employee misconduct, may not be effective. If our associates and those of our third-party service providers take excessive risks, the impact of those risks could harm our reputation and have a material adverse effect on our financial condition and results of operations.

Any failure to protect the confidentiality of customer, employee, or other third party information could adversely affect our reputation and have a material adverse effect on our business, financial condition and results of operations
Federal and state legislatures and various government agencies have established laws and regulations protecting the privacy and security of personal information. See “Business — Regulation — Cybersecurity Regulation.” Our third-party service-providers and our associates have access to, and routinely process, personal information through a variety of media, including information technology systems. It is possible that an employee or third-party service provider (or their suppliers, vendors or subcontractors) could, intentionally or unintentionally, disclose or misappropriate confidential personal information, and there can be no assurance that our information security policies and systems in place can prevent unauthorized use or disclosure of confidential information, including nonpublic personal information. Additionally, our data has been the subject of cyberattacks and could be subject to additional attacks. If we or any of our third-party service providers
(or their suppliers, vendors or subcontractors) fail to maintain adequate internal controls or if our associates fail to comply with our policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of employee or client information could occur. Any failure or perceived failure by us to comply with our privacy policies, our privacy-related obligations to employees or other third parties, or our privacy-related legal obligations, or any compromise of security that results in the unauthorized release or transfer of sensitive information, which could include personally identifiable information or other user data, may result in governmental investigations, enforcement actions, regulatory fines, litigation and public statements against us by consumer advocacy groups or others, and could cause our customers, employees, or other third parties to lose trust in us, all of which could be costly and have a material adverse effect on our business, financial condition and results of operations. See “— Any failure in cyber- or other information security systems, as well as the occurrence of events unanticipated in Brighthouse Financial’s or our third-party service providers’ disaster recovery systems and business continuity planning could result in a loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively.” In addition, compliance with complex variations in privacy and data security laws may require modifications to current business practices, including significant technology efforts that require long implementation timelines, increased costs and dedicated resources.
Furthermore, there has been increased scrutiny as well as enacted and proposed additional regulation, including from state regulators, regarding the use of customer data. We may analyze customer data or input such data into third-party analytics in order to better manage our business. Any inquiry in connection with our analytics business practices, as well as any misuse or alleged misuse of those analytics insights, could cause reputational harm or result in regulatory enforcement actions or litigation, and any related limitations imposed on us could have a material impact on our business, financial condition and results of operations.
Risks Related to Our Separation from, and Continuing Relationship with, MetLife
If the Separation were to fail to qualify for non-recognition treatment for federal income tax purposes, then we could be subject to significant tax liabilities
In connection with the Separation, MetLife received a private letter ruling from the Internal Revenue Service (“IRS”)
regarding certain significant issues under the Tax Code, as well as an opinion from its tax advisor that, subject to certain limited exceptions, the Separation qualifies for non-recognition of gain or loss to MetLife and MetLife’s shareholders pursuant to Sections 355 and 361 of the Tax Code. Notwithstanding the receipt of the private letter ruling and the tax opinion, the tax opinion is not binding on the IRS or the courts, and the IRS could determine that the Separation should be treated as a taxable transaction and, as a result, we could incur significant federal income tax liabilities, and Brighthouse Financial could have an indemnification obligation to MetLife.
Generally, taxes resulting from the failure of the Separation to qualify for non-recognition treatment for federal income tax purposes would be imposed on MetLife or MetLife’s shareholders. Under the tax separation agreement with MetLife, Inc.
(the “Tax Separation Agreement”), MetLife is generally obligated to indemnify Brighthouse Financial against such taxes if the failure to qualify for tax-free treatment results from, among other things, any action or inaction that is within MetLife’s control.
MetLife may dispute an indemnification obligation to Brighthouse Financial under the Tax Separation Agreement, and there can be no assurance that MetLife will be able to satisfy its indemnification obligation to Brighthouse Financial or that such indemnification will be sufficient for us in the event of nonperformance by MetLife. The failure of MetLife to fully indemnify
Brighthouse Financial could have a material adverse effect on our financial condition and results of operations.
In addition, MetLife will generally bear tax-related losses due to the failure of certain steps that were part of the
Separation to qualify for their intended tax treatment. However, the IRS could seek to hold Brighthouse Financial responsible for such liabilities, and under the Tax Separation Agreement, Brighthouse Financial could be required, under certain circumstances, to indemnify MetLife and its affiliates against certain tax-related liabilities caused by those failures. If the
Separation does not qualify for non-recognition treatment or if certain other steps that are part of the Separation do not qualify for their intended tax treatment, Brighthouse Financial could be required to pay material additional taxes or be obligated to indemnify MetLife, which could have a material adverse effect on our financial condition and results of operations.
The Separation was also subject to tax rules regarding the treatment of certain of our tax attributes (such as the basis in our assets). In certain circumstances such rules could require us to reduce those attributes, which could materially and adversely affect our financial condition. The ultimate tax consequences to us of the Separation may not be finally determined for many years and may differ from the tax consequences that we and MetLife expected at the time of the Separation. As a result, we could be required to pay material additional taxes and to materially reduce the tax assets (or materially increase the tax liabilities) on our balance sheet. These changes could impact our available capital, ratings or cost of capital. There can be no assurance that the Tax Separation Agreement will protect us from any such consequences, or that any issue that may arise will be subject to indemnification by MetLife under the Tax Separation Agreement. As a result, our financial condition and results of operations could be materially and adversely affected.
Description of Property
Not material.
Description of Securities
No established public trading market exists for BLNY’s common equity; all of BLNY’s common stock is held by
Brighthouse Life Insurance Company.
See Note 10 of the Notes to the Financial Statements for a discussion of dividends paid, as well as restrictions on BLNY’s ability to pay dividends.
Legal Proceedings
See Note 13 of the Notes to the Financial Statements.
Changes in and Disagreements with Accountants
None.
Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following discussion may contain forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in these forward-looking statements. Factors that could cause or contribute to these differences include those factors discussed below and elsewhere in this prospectus
, particularly in “Note
Regarding Forward-Looking Statements and Summary of Risk Factors” and “Risk Factors
.
”
This Management’s Discussion
and Analysis of Financial Condition and Results of Operations should also be read in conjunction with “
Quantitative and
Qualitative Disclosures About Market Risk” and our financial statements included elsewhere herein
.
Our Results of Operations discussion and analysis presents a review for the years ended December 31, 2022 and 2021 and year-to-year comparisons between these years. Our Results of Operations discussion and analysis for the year ended
December 31, 2021 and year-to-year comparisons between the years ended December 31, 2021 and 2020 can be found in
“Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations” in our
Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 3, 2022, and such discussions are incorporated herein by reference.
Introduction
This Management’s Discussion and Analysis of Financial Condition and Results of Operations is intended to help the reader understand the results of operations, financial condition and cash flows of BLNY for the periods indicated. Prior to discussing our results of operations, we present information that we believe is useful to understanding the discussion of our financial results. This information precedes our results of operations discussion and is most beneficial when read in the sequence presented. A summary of key informational sections is as follows:
•
“Overview” provides summarized information regarding our business.
•
“Industry Trends and Uncertainties” discusses updates and changes to a number of trends and uncertainties that we believe may materially affect our future financial condition, results of operations or cash flows
.
•
“Summary of Critical Accounting Estimates” explains the most critical estimates and judgments applied in determining our
results in accordance with GAAP
.

•
“Non-GAAP
Financial Disclosures” defines key financial measures presented in our results of operations discussion that are not calculated in accordance with GAAP but are used by management in evaluating company and segment performance. As described in this section, adjusted earnings is presented by key business activities which are derived
, but different
,
from
the line items presented in the GAAP statement of operations.
•
“Results of Operations” begins with a discussion of the resulting impact on net income (loss) in each period.
Overview
We market or administer a range of annuity and life insurance products to individuals in New York and deliver our products through multiple independent distribution channels and marketing arrangements with a diverse network of distribution partners. We are organized into two segments: Annuities and Life. In addition, we report certain of our results of operations in Corporate & Other. See “Description of Business — Segments and Corporate & Other” and Note
2 of the Notes
to the
Financial Statements
for further information regarding our segments and Corporate & Other.
Industry Trends and Uncertainties
Throughout this Management’s Discussion and Analysis of Financial Condition and Results of Operations, we discuss a number of trends and uncertainties that we believe may materially affect our future financial condition, results of operations or cash flows. Where these trends or uncertainties are specific to a particular aspect of our business, we often include such a discussion under the relevant caption of this Management’s Discussion and Analysis of Financial Condition and Results of
Operations, as part of our broader analysis of that area of our business. In addition, the following factors represent some of the key general trends and uncertainties that have influenced the development of our business and our historical financial performance and that we believe will continue to influence our business and results of operations in the future.
Changes in Accounting Standards
Our financial statements are subject to the application of GAAP, which is periodically revised by the FASB. The FASB issued an accounting standards update (“ASU”), effective January 1, 2023, that results
in significant changes to the
accounting for long-duration insurance contracts, including a requirement that all variable annuity guarantees be considered market risk benefits and measured at fair value.
LDTI is expected to
change the pattern and market sensitivity of
the
Company
’
s earnings
.
See Note
1 of the Notes to the Financial Statements for a discussion of the estimated impacts. See also
“Risk Factors
—
Risks
Related to Our Business
— Changes in accounting standards issued by the Financial Accounting
Standards Board may adversely affect
our
financial statements
.
”
Financial and Economic Environment
Our business and results of operations are materially affected by conditions in the capital markets and the economy generally. Stressed conditions, volatility and disruptions in the capital markets or financial asset classes can have an adverse effect on us. Equity market performance can affect our profitability for variable annuities and other separate account products as a result of the effects it has on product demand, revenues, expenses, reserves and our risk management effectiveness.
The level of long-term interest rates and the shape of the yield curve can have a negative effect on the profitability for variable annuities and the demand for, and the profitability of, spread-based products such as fixed annuities, index-linked annuities and universal life insurance. Low interest rates and risk premium, including credit spread, affect new money rates on invested assets and the cost of product guarantees. Insurance premium growth and demand for our products is impacted by the general health of U.S. economic activity. A sustained or material increase in inflation could also affect our business in several ways. During inflationary periods, the value of fixed income investments falls which could increase realized and unrealized losses. Interest rates have increased and may continue to increase due to central bank policy responses to combat inflation, which may positively impact our business in certain respects, but could also increase the risk of a recession or an equity market downturn and could negatively impact various portions of our business, including our investment portfolio. Inflation also increases our expenses (including, among others, for labor and third-party services), potentially putting pressure on profitability if such costs cannot be passed through to policyholders in our product prices. Prolonged and elevated inflation could adversely affect the financial markets and the economy generally and dispelling it may require governments to pursue a restrictive fiscal and monetary policy, which could constrain overall economic activity and inhibit revenue growth.
See “Risk
Factors
— Economic Environment and Capital Markets-Related Risks
— If difficult conditions in the capital markets and the
U.S. economy generally persist or are perceived to persist, they may materially adversely affect our business and results of operations” and “Risk Factors
— Risks Related to our Investment Portfolio
— Our investment portfolio is subject to significant
financial risks both in the U.S. and global financial markets, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control, the occurrence of any of which could have a material adverse effect on our financial condition and results of operations.”

The above factors affect our expectations regarding future margins. We review our long-term assumptions about capital markets returns and interest rates, along with other assumptions such as contract holder behavior, as part of our annual actuarial review. As additional company specific or industry information on contract holder behavior becomes available, related assumptions may change and may potentially have a material impact on liability valuations and net income.
COVID-19 Pandemic
We continue to closely monitor
developments related to
the
COVID-19 pandemic
, which has negatively impacted us in
certain respects, as discussed below
.
At
this time
,
it continues to not be possible to estimate the severity, duration
and
frequency of
any additional
“
waves”
or emerging variants
of
COVID-19.
It likewise
remains
not
possible
to predict or estimate
the longer-term effects
of
the pandemic,
or any actions
taken to
contain or address the pandemic,
on the economy at large
and
on our business,
financial condition, results of operations and prospects,
including the
impact on our investment portfolio
and our ratings,
or the need for us to revisit or revise any targets we may provide to the markets or any aspects of our business model
.
We continue to closely monitor all aspects of our business, including but not limited to, levels of sales and claims activity, policy lapses or surrenders, and payments of premiums. We have observed varying degrees of impact in these areas, and we have taken prudent and proportionate measures to address such impacts, though such impacts have not been material through December 31, 2022. Additionally, while circumstances resulting from the COVID-19 pandemic have not materially impacted services we receive from third-party vendors or led to the identification of new loss contingencies or any increases in existing loss contingencies, there can be no assurance that any future impact from the COVID-19 pandemic, including, without limitation, with respect to revenues and expenses associated with our products, services we receive from third-party vendors, or loss contingencies, will not be material. We continue to closely monitor this evolving situation as we remain focused on ensuring the health and safety of our employees, on supporting our partners and customers as usual and on mitigating potential adverse impacts to our business.
Demographics
We believe that demographic trends in the U.S. population, the increase in under-insured individuals, the potential risk to governmental social safety net programs and the shifting of responsibility for retirement planning and financial security from employers and other institutions to individuals, highlight the need of individuals to plan for their long-term financial security and will create opportunities to generate significant demand for our products.
By focusing our product development and marketing efforts to meeting the needs of certain targeted customer segments identified as part of our strategy, we will be able to focus on offering a smaller number of products that we believe are appropriately priced given current economic conditions. We believe this strategy will benefit our expense ratio thereby increasing our profitability.
Competitive Environment
The life insurance industry remains highly fragmented and competitive. See “Description of Business — Competition.”
In particular, we believe that financial strength and financial flexibility are highly relevant differentiators from the perspective of customers and distributors. We believe we are adequately positioned to compete in this environment.
Regulatory Developments
We are regulated by the NYDFS. We are regulated primarily at the state level, with some products and services also subject to federal regulation. In addition, BLNY is subject to regulation under the insurance holding company laws of various
U.S. jurisdictions. Furthermore, some of our operations, products and services are subject to ERISA, consumer protection laws, securities, broker-dealer and investment advisor regulations, as well as environmental and unclaimed property laws and regulations. See “Description of Business — Regulation,” as well as “Risk Factors — Regulatory and Legal Risks.”
Summary of Critical Accounting Estimates
The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the Financial Statements.
The most critical estimates include those used in determining:
•
liabilities for future policy benefits;
•
amortization of DAC;

•
estimated fair values of freestanding derivatives and the recognition and estimated fair value of embedded derivatives requiring bifurcation; and
•
measurement of income taxes and the valuation of deferred tax assets.
In applying our accounting policies, we make subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our business and operations. Actual results could differ from these estimates.
The above critical accounting estimates are described below and in Note 1 of the Notes to the Financial Statements
.
Liability for Future Policy Benefits
Future policy benefits for traditional long-duration insurance contracts (term life insurance and income annuities) are payable over an extended period of time and the related liabilities are equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company’s experience and include a margin for adverse deviation. The most significant assumptions used in the establishment of liabilities for future policy benefits are mortality, benefit election and utilization, withdrawals, policy lapse and investment returns. These assumptions, intended to estimate the experience for the period the policy benefits are payable, are established at the time the policy is issued and are not updated unless a premium deficiency exists. Utilizing these assumptions, liabilities are established for each line of business. If experience is less favorable than assumed and a premium deficiency exists, DAC may be reduced, or additional insurance liabilities established, resulting in a reduction in earnings.
Future policy benefit liabilities for GMDBs and certain GMIBs relating to variable annuity contracts are based on estimates of the expected value of benefits in excess of the projected account balance, recognizing the excess ratably over the accumulation period based on total expected assessments. The most significant assumptions for variable annuity guarantees included in future policyholder benefits are projected general account and separate account investment returns, as well as policyholder behavior
,
including mortality, benefit election and utilization, and withdrawals.
We regularly review our assumptions supporting our estimates of all actuarial liabilities for future policy benefits. For variable annuity product guarantees, assumptions are updated periodically, whereas for traditional long-duration insurance contracts, assumptions are established at inception and not updated unless a premium deficiency exists. We also review our liability projections to determine if profits are projected in earlier years followed by losses projected in later years, which could require us to establish an additional liability. We aggregate insurance contracts by product and segment in assessing whether a premium deficiency or profits followed by losses exists. Differences between actual experience and the assumptions used in pricing our policies and guarantees, as well as adjustments to the related liabilities, result in changes to earnings.
See Note 1 of the Notes to the Financial Statements
for additional information on our accounting policy relating to variable annuity guarantees and the liability for future policy benefits.
Deferred Policy Acquisition Costs
DAC represents deferred costs that relate directly to the successful acquisition or renewal of insurance contracts. The recovery of DAC is dependent upon the future profitability of the related business.
DAC related to deferred annuities is amortized based on expected future gross profits, which is determined by using assumptions consistent with measuring the related liabilities. DAC balances and amortization for variable annuity contracts can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. Our practice of determining changes in projected separate account returns assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations and is only changed when sustained interim deviations are expected. We monitor these events and only change the assumption when our long-term expectation changes. The effect of an increase (decrease) by 100 basis points in the assumed future rate of return is reasonably likely to result in a decrease
(increase) in the DAC amortization with an offset to our unearned revenue liability which nets to approximately $20 million. We use a mean reversion approach to separate account returns where the mean reversion period is five years with a long-term separate account return after the five-year reversion period is over. The current long-term rate of return assumption for variable annuity contracts is in the 6.00-7.00% range.
We also generally review other long-term assumptions underlying the projections of expected future gross profits on an annual basis. These assumptions primarily relate to general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. Assumptions used in the calculation of expected future gross profits which have significantly changed are updated annually. If the update of assumptions causes expected future gross profits to increase, DAC amortization will generally decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.
Our DAC balances are also impacted by replacing expected future gross profits with actual gross profits in each reporting period, including changes in annuity embedded derivatives and the related nonperformance risk. When the change in expected future gross profits principally relates to the difference between actual and estimates in the current period, an increase in profits will generally result in an increase in amortization and a decrease in profits will generally result in a decrease in amortization.
See Notes 1 and 4 of the Notes to the Financial Statements
for additional information relating to DAC accounting policy and amortization.
Derivatives
We use freestanding derivative instruments to hedge various capital markets risks in our products, including: (i) crediting rates associated with index-linked annuities which are reported as embedded derivatives; (ii) current or future changes in the fair value of our assets and liabilities; and (iii) current or future changes in cash flows. All derivatives, whether freestanding or embedded, are required to be carried on the balance sheet at fair value with changes reflected in either net income (loss) or in
OCI, depending on the type of hedge. Below is a summary of critical accounting estimates by type of derivative.
Freestanding Derivatives
The determination of the estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. See Note 7 of the Notes to the Financial Statements for additional information on significant inputs into the OTC derivative pricing models and credit risk adjustment.
Embedded Derivatives in Variable Annuity Guarantees
We issue variable annuity products with guaranteed minimum benefits, some of which are embedded derivatives measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in net derivative gains (losses). The estimated fair values of these embedded derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee.
The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital markets scenarios using observable risk-free rates and implied equity volatilities.
We cede the risk associated with the variable annuities with guaranteed minimum benefits described in the preceding paragraphs to our parent, Brighthouse Life Insurance Company. Certain features of the ceded guarantees are accounted for as an embedded derivative with the value determined using a methodology consistent with that described previously for the guarantees directly written by us. However, because certain directly written GMIB riders are accounted for as insurance liabilities rather than fair value, significant fluctuations in net income may occur when the change in the fair value of the reinsurance recoverable is recorded in net income without a corresponding and offsetting change in fair value of the directly written guaranteed liability.
Market conditions, including, but not limited to, changes in interest rates, equity indices, market volatility and variations in actuarial assumptions, including policyholder behavior, mortality and risk margins related to non-capital markets inputs, as well as changes in our nonperformance risk may result in significant fluctuations in the estimated fair value of the guarantees that could have a material impact on net income. Changes to actuarial assumptions, principally related to contract holder behavior such as annuitization utilization and withdrawals associated with GMIB riders, can result in a change of expected future cash outflows of a guarantee between the accrual-based model for insurance liabilities and the fair value based model for embedded derivatives. See Note 1 of the Notes to the Financial Statements
for additional information relating to the
determination of the accounting model.
Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

Assumptions for embedded derivatives are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.
See Notes 7 and 8 of the Notes to the Financial Statements
for additional information on our embedded derivatives and
the determination of their fair values.
Embedded Derivatives in Index-Linked Annuities
The Company issues index-linked annuities that contain equity crediting rates accounted for as an embedded derivative.
The crediting rates are measured at estimated fair value which is determined using a combination of an option pricing methodology and an option-budget approach. The estimated fair value includes capital markets and actuarial policyholder behavior and biometric assumptions, including expectations for renewals at the end of the term period. Market conditions, including interest rates and implied volatilities, and variations in actuarial assumptions and risk margins, as well as changes in our nonperformance risk adjustment may result in significant fluctuations in the estimated fair value that could have a material impact on net income.
Nonperformance Risk Adjustment
The valuation of our embedded derivatives includes an adjustment for the risk that we fail to satisfy our obligations, which we refer to as our nonperformance risk. The nonperformance risk adjustment is captured as a spread over the risk-free rate in determining the discount rate to discount the cash flows of the liability.
The spread over the risk-free rate is based on BHF’s creditworthiness taking into consideration publicly available information relating to spreads in the secondary market for BHF’s debt. These observable spreads are then adjusted, as necessary, to reflect our financial strength ratings as compared to the credit rating of BHF.
Income Taxes
We provide for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Our accounting for income taxes represents our best estimate of various events and transactions. Tax laws are often complex and may be subject to differing interpretations by the taxpayer and the relevant governmental taxing authorities. In establishing a provision for income tax expense, we must make judgments and interpretations about the application of tax laws. We must also make estimates about when in the future certain items will affect taxable income in the various taxing jurisdictions.
In establishing a liability for unrecognized tax benefits, assumptions may be made in determining whether, and to what extent, a tax position may be sustained. Once established, unrecognized tax benefits are adjusted when there is more information available or when events occur requiring a change.
Valuation allowances are established against deferred tax assets, particularly those arising from carryforwards, when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. The realization of deferred tax assets related to carryforwards depends upon the existence of sufficient taxable income within the carryforward periods under the tax law in the applicable tax jurisdiction. Significant judgment is required in projecting future taxable income to determine whether valuation allowances should be established, as well as the amount of such allowances. See Note 1 of the Notes to the Financial Statements
for additional information relating to our
determination of such valuation allowances.
We may be required to change our provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change, or when new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.
See Notes 1 and 12 of the Notes to the Financial Statements
for additional information on our income taxes.
Non-GAAP Financial Disclosures
Our definitions of non-GAAP financial measures may differ from those used by other companies.

Adjusted Earnings
In this
prospectus
, we present adjusted earnings as a measure of our performance that is not calculated in accordance with GAAP. Adjusted earnings is used by management to evaluate performance and facilitate comparisons to industry results.
We believe the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of our performance by contract holders by highlighting the results of operations and the underlying profitability drivers of our business. Adjusted earnings should not be viewed as a substitute for net income (loss), which is the most directly comparable financial measure calculated in accordance with GAAP. See “— Results of Operations” for a reconciliation of adjusted earnings to net income (loss).
Adjusted earnings, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends.
The following are significant items excluded from total revenues in calculating adjusted earnings:
•
Net investment gains (losses);
•
Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment
(“Investment Hedge Adjustments”); and
•
Certain variable annuity GMIB fees (“GMIB Fees”).
The following are significant items excluded from total expenses in calculating adjusted earnings:
•
Amounts associated with benefits related to GMIBs (“GMIB Costs”);
•
Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Market Value Adjustments”); and
•
Amortization of DAC related to (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.
The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from our effective tax rate.
We present adjusted earnings in a manner consistent with management’s view of the primary business activities that drive the profitability of our core businesses. The following table illustrates how each component of adjusted earnings is calculated from the GAAP statement of operations line items:

Component of Adjusted Earnings		How Derived from GAAP (1)
(i)	Fee income	(i)
Universal life and investment-type product policy fees
(excluding (a) unearned revenue adjustments related to net
investment gains (losses) and net derivative gains (losses)
and (b) GMIB Fees) plus
Other revenues
and amortization of
deferred gains on reinsurance.

(ii)	Net investment spread	(ii)
Net investment income
plus Investment Hedge Adjustments
and interest received on ceded fixed annuity reinsurance
deposit funds reduced by
Interest credited to policyholder
account balances
and interest on future policy benefits.

(iii)	Insurance-related activities	(iii)
Premiums less Policyholder benefits and claims
(excluding
(a) GMIB Costs, (b) Market Value Adjustments, (c) interest on future policy benefits and (d) amortization of deferred gains on reinsurance) plus the pass through of performance of
ceded separate account assets.

(iv)	Amortization of DAC	(iv)	Amortization of DAC (excluding amounts related to (a) net investment gains (losses), (b) net derivative gains (losses) and (c) GMIB Fees and GMIB Costs).

Component of Adjusted Earnings		How Derived from GAAP (1)
(v)	Other expenses, net of DAC capitalization	(v)	Other expenses reduced by capitalization of DAC.
(vi)	Provision for income tax expense (benefit)	(vi)	Tax impact of the above items.

(1)
Italicized items indicate GAAP statement of operations line items.
Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance. Accordingly, we report adjusted earnings by segment in Note
2 of the Notes to the
Financial Statements
.
Results of Operations
Results for the
Years Ended December
31
, 2022 and 2021
Unless otherwise noted, all amounts in the following discussions of our results of operations are stated before income tax except for adjusted earnings, which are presented net of income tax.

	Years Ended December 31,
	2022	2021
	(In millions)
Revenues
Premiums	$ 8	$ 13
Universal life and investment-type product policy fees	90	105
Net investment income	188	157
Other revenues	(81)	(96)
Net investment gains (losses)	(12)	(3)
Net derivative gains (losses)	(137)	(76)
Total revenues	56	100
Expenses
Policyholder benefits and claims	30	(11)
Interest credited to policyholder account balances	63	60
Capitalization of DAC	(55)	(58)
Amortization of DAC	26	(2)
Interest expense on debt	3	—
Other expenses	133	135
Total expenses	200	124
Income (loss) before provision for income tax	(144)	(24)
Provision for income tax expense (benefit)	(38)	(6)
Net income (loss)	$ (106)	$ (18)
The components of net income (loss) were as follows:

	Years Ended December 31,
	2022	2021
	(In millions)
GMLB Riders	$ (161)	$ (17)
Other derivative instruments	10	1
Net investment gains (losses)	(12)	(3)
Other adjustments	—	(3)
Pre-tax adjusted earnings	19	(2)
Income (loss) before provision for income tax	(144)	(24)
Provision for income tax expense (benefit)	(38)	(6)
Net income (loss)	$ (106)	$ (18)

GMLB Riders
. We directly issue variable annuity products with guaranteed minimum living benefits (“GMLB”) riders
(“GMLB Riders”) under which we have the obligation to protect policyholders against the possibility that a downturn in the markets will reduce the specified benefits. Any periods of significant or sustained downturns in equity markets, increased equity volatility, or reduced interest rates could result in an increase in the valuation of these liabilities. An increase in these liabilities would result in a decrease to our net income (loss), which could be significant. To mitigate this exposure, all of the economic risk associated with the GMLB Riders is currently ceded under reinsurance agreements with Brighthouse Life
Insurance Company. Certain features of the ceded GMLBs are accounted for as embedded derivatives, even when those same features are not accounted for as embedded derivatives on the directly written GMLBs. This difference in accounting may result in significant fluctuations in net income (loss) when a change in the fair value of the reinsurance receivable is recorded in net income (loss) with only a partial corresponding offset in the value of the directly written GMLBs. See “— Summary of Critical
Accounting Estimates — Derivatives.”
Shield Annuities, also included in GMLB Riders, provide the contract holder the ability to participate in the appreciation of certain financial markets up to a stated level, while offering protection from a portion of declines in the applicable indices or benchmark. We use derivative instruments, primarily equity options and equity total return swaps, to hedge against our exposure to changes in the fair value of Shield Annuities.
Other Derivative Instruments.
In addition to derivatives included in GMLB Riders, we enter into other freestanding derivative instruments primarily to hedge foreign currency risks when we have fixed maturity securities denominated in foreign currencies that are matching insurance liabilities denominated in U.S. dollars. The market impacts on the hedges are accounted for in net income (loss) through net derivative gains (losses), while the offsetting economic impact on the items they are hedging are either not recognized or recognized through other comprehensive income in equity.
Pre-tax Adjusted Earnings.
See “— Non-GAAP Financial Disclosures — Adjusted Earnings.”
Year Ended December
31
, 2022 Compared with the
Year Ended December
31
, 2021
Loss before provision for income tax was $
144
million ($
106
million, net of income tax), a higher loss of $
120
million
($
88
million, net of income tax) from a loss before provision for income tax of $
24
million ($
18
million, net of income tax) in
the prior period.
The increase in loss before provision for income tax was driven by the following net unfavorable items:
•
a
net unfavorable
change
in GMLB Riders from lower relative equity markets and higher interest rates resulting in:
○
unfavorable changes to the estimated fair value of our GMLB hedges;
○
unfavorable changes to the estimated fair value of variable annuity liability reserves; and
○
unfavorable changes to GMLB DAC;
partially offset by
○
favorable changes to the estimated fair value of
Shield Annuities
embedded derivative liabilities
; and
○
favorable changes in ceded reinsurance.
The increase in loss before provision for income tax was partially offset by higher pre-tax adjusted earnings, as discussed in greater detail below.
The provision for income tax resulted in an effective tax rate of
26
% in the current period compared to
25
% in the prior
period. The increase in the effective tax rate was driven by lower pre-tax adjusted earnings, as discussed in greater detail below. Our effective tax rate differs from the statutory tax rate primarily due to the impacts of the dividends received deduction, tax credits and a change in valuation allowance in the current period.

Reconciliation of Net Income (Loss) to Adjusted Earnings
The reconciliation of net income (loss) to adjusted earnings was as follows:

	Years Ended December 31,
	2022	2021
	(In millions)
Net income (loss)	$ (106)	$ (18)
Add: Provision for income tax expense (benefit)	(38)	(6)
Income (loss) before provision for income tax	(144)	(24)
Less: GMLB Riders	(161)	(17)
Less: Other derivative instruments	10	1
Less: Net investment gains (losses)	(12)	(3)
Less: Other adjustments	—	(3)
Pre-tax adjusted earnings	19	(2)
Less: Provision for income tax expense (benefit)	(4)	(1)
Adjusted earnings	$ 23	$ (1)
Results for the
Years Ended December 31,
2022 and 2021
— Adjusted Earnings
The components of adjusted earnings were as follows:

	Years Ended December 31,
	2022	2021
	(In millions)
Fee income	$ 114	$ 137
Net investment spread	106	78
Insurance-related activities	(94)	(103)
Amortization of DAC	(26)	(37)
Other expenses, net of DAC capitalization	(81)	(77)
Pre-tax adjusted earnings	19	(2)
Provision for income tax expense (benefit)	(4)	(1)
Adjusted earnings	$ 23	$ (1)
Year Ended December
31
, 2022 Compared with the
Year Ended December
31
, 2021
Adjusted earnings were $
23
million in the current period, an increase of $
24
million.
Key favorable impacts were:
•
higher net investment spread due to higher average invested assets resulting from positive net flows in the general account; and
•
lower amortization of DAC driven by a decrease in equity market performance resulting in favorable changes to our
Shield business.
Key unfavorable impacts were:
•
lower asset-based fees resulting from lower average separate account balances, a portion of which is offset in other expenses.
The provision for income tax
,
expressed as a percentage of pre-tax adjusted earnings,
resulted in
a lower
effective tax
rate
in the current period compared to
the prior period. Our effective tax rate differs from the statutory tax rate primarily due to the impacts of the dividends received deduction
,
tax credits
and current period non-recurring items
.

Investments
Investment
Risk Management Strategy
We manage
the risks related to our investment portfolio
through asset-type allocation
as well as
industry and issuer
diversification.
We also use risk limits
to promote diversification by asset sector, avoid concentrations in any single issuer and limit overall aggregate credit and equity risk exposure.
We manage real
estate risk
through geographic
,
property type and
product type diversification
and asset allocation
. Interest rate risk is managed as part of our Asset Liability Management
(“ALM”) strategies.
We also utilize product
design, such as the use of market value adjustment features and surrender charges
to manage interest rate risk. These
ALM
strategies include maintaining an investment portfolio that targets a weighted average duration that reflects the duration of our estimated liability cash flow profile. For certain of our liability portfolios, it is not possible to invest assets
for
the full liability duration, thereby creating some asset/liability mismatch. We also use certain derivatives in the management of
credit, interest rate,
equity market
and foreign currency exchange rate
risks.
Investment Management Agreements
Other than our derivatives trading, which we manage in-house, we have engaged a select group of experienced external asset management firms to manage the investment of the assets comprising our general account portfolio and certain separate account assets.
Current Environment
Our business and results of operations are materially affected by conditions in capital markets and the economy, generally. As a U.S. insurance company, we are affected by the monetary policy of the Federal Reserve in the U.S. The Federal
Reserve may increase or decrease the federal funds rate in the future, which may have an impact on the pricing levels of risk-bearing investments and may adversely impact the level of product sales. We are also affected by the monetary policy of central banks around the world due to the diversification of our investment portfolio.
See “— Industry Trends and
Uncertainties
— Financial and Economic Environment.”
In
2022, the Federal Reserve
increased the target range for the federal funds rate
seven
times
,
from between 0% and
0.25% to between
4.25
% and
4.50
%
as of December
31
, 2022
.
In 2023
,
the
Federal Reserve further increased the target
range for the federal funds rate
two times
— from between 4.25% and 4.50%
to between
4.50
% and
4.75
% on
February
1
,
2023;
and to between
4.75
% and
5.00
% on
March
22
,
2023
. These target range increases have contributed to a decrease in the net unrealized gains in our investment portfolio
, and any additional target increases could similarly contribute to further decreases
. We are also affected by the monetary policy of central banks around the world due to the diversification of our investment portfolio.
In the current period, as a result of rising interest rates, the unrealized losses on our fixed maturity securities exceeded the unrealized gains. If interest rates continue to rise, our unrealized gains would decrease, and our unrealized losses would increase, perhaps substantially.
See “Risk Factors — Risks Related to Our Investment Portfolio — Our investment portfolio is subject to significant financial risks both in the U.S. and global financial markets, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control, the occurrence of any of which could have a material adverse effect on our financial condition and results of operations.”
Selected Sector Investments
Recent elevated levels of market volatility have affected the performance of various asset classes.
See “Risk Factors —
Risks Related to Our
Investment Portfolio
—
Our investment portfolio
is subject to significant financial risks both in the U.S.
and global financial markets, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk,
and other factors outside our control
,
the occurrence of any of which could have a material
adverse effect on our
financial condition and results of operations,
”
and
“
Risk Factors
— Risks
Related to Our Investment
Portfolio
— Ongoing military actions,
the
continued threat of terrorism, climate change as well as other catastrophic events may adversely affect the value of our investment portfolio and the level of claim losses we incur
.
”
There has
been an increased market focus on retail sector investments as a result of evolving consumer
habits
. Our
exposure to retail sector corporate fixed maturity securities was $
80
 million, with net unrealized gains (losses) of ($
12
)
million, of which 95% were investment grade, at
December
31
, 2022.

In addition to the fixed maturity securities discussed above, we have retail sector exposure through
mortgage loans and
certain
Structured Securities
.
See
“
Risk Factors
— Risks Related to Our Investment Portfolio
— Our investment portfolio is
subject to significant financial risks both in the U
.S
. and global financial markets, including credit risk
,
interest rate
risk,
inflation
risk, market valuation risk, liquidity risk, real estate risk, derivatives risk,
and
other
factors outside our control
,
the
occurrence of any of which could have
a
material adverse effect on our financial condition and results of operations,”
“—
Investments — Mortgage Loans” and Note
6
of the Notes to the
Financial Statements
for information on mortgage loans,
including credit quality by portfolio segment and commercial mortgage loans by property type. Additionally, see “—
Investments — Fixed Maturity Securities Available-for-sale — Structured Securities” for information on Structured
Securities, including security type, risk profile and ratings profile.
We monitor direct and indirect investment exposure across sectors and asset classes and adjust our level of investment exposure, as appropriate. At this time, we do not expect that our general account investments in these sectors and asset classes will have a material adverse effect on our results of operations or financial condition.
Investment Portfolio Results
The following summary yield table presents the yield and adjusted net investment income for our investment portfolio for the periods indicated. As described below, this table reflects certain differences from the presentation of net investment income presented in the GAAP statement of operations. This summary yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results.

	Years Ended December 31,
	2022		2021		2020
	Yield %	Amount	Yield %	Amount	Yield %	Amount
	(Dollars in millions)
Investment income (1)	3.33%	$ 195	3.28%	$ 163	3.54%	$ 140
Investment fees and expenses (2)	(0.12)	(7)	(0.11)	(6)	(0.13)	(6)
Adjusted net investment income (3)	3.21%	$ 188	3.17%	$ 157	3.41%	$ 134

(1)
Investment income yields are calculated as investment income as a percentage
of average quarterly asset carrying
values. Investment income excludes recognized gains and losses and reflects the adjustments discussed in table
note

(
3
)
 below to arrive at adjusted net investment income. Asset carrying values exclude unrealized gains (losses), freestanding derivative assets and collateral received from derivative counterparties.
(2)
Investment fee and expense yields are calculated as
a percentage
of average quarterly asset estimated fair values. Asset
estimated fair values exclude freestanding derivative assets and collateral received from derivative counterparties.
(3)
Adjusted net investment income presented in the yield table varies from the most directly comparable GAAP measure due to certain reclassifications, as presented below.

Years Ended December 31,
	2022	2021	2020
(In millions)
Net investment income	$ 188	$ 157	$ 134
Less: Investment hedge adjustments	—	—	—
Adjusted net investment income — in the above yield table	$ 188	$ 157	$ 134
See “
—
Results of Operations
— Results for the Years Ended December
31, 2022 and 2021” and “
Management’s
Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Results for the Years
Ended December 31,
2021 and 2020
” in our
2021
Annual Report for an analysis of the year over year changes in net investment income.

Fixed Maturity Securities Available-for-sale
Fixed maturity securities held by type (public or private) were as follows at:

	December 31, 2022		December 31, 2021
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
	(Dollars in millions)
Publicly-traded	$ 3,326	82.6%	$ 3,948	84.1%
Privately-placed	699	17.4	749	15.9
Total fixed maturity securities	$ 4,025	100.0%	$ 4,697	100.0%
Percentage of cash and invested assets	66.2%		73.4%
See Note 8 of the Notes to the Financial Statements
for further information on our valuation controls and procedures including our formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value.
See Notes 1 and 6 of the Notes to the Financial Statements
for further information about fixed maturity securities by
sector, contractual maturities, continuous gross unrealized losses and the allowance for credit losses.
Fixed Maturity Securities Credit Quality — Ratings
Rating agency ratings are based on availability of applicable ratings from rating agencies on the NAIC credit rating provider list, including Moody’s, S&P, Fitch, Dominion Bond Rating Service and Kroll Bond Rating Agency. If no rating is available from a rating agency, then an internally developed rating is used.
The NAIC has methodologies to assess credit quality for certain Structured Securities comprised of non-agency RMBS,
CMBS and ABS. The NAIC’s objective with these methodologies is to increase the accuracy in assessing expected losses, and to use the improved assessment to determine a more appropriate capital requirement for such Structured Securities. The methodologies reduce regulatory reliance on rating agencies and allow for greater regulatory input into the assumptions used to estimate expected losses from Structured Securities. In 2021, these methodologies were updated to only apply to those
Structured Securities issued prior to 2013. The NAIC’s present methodology is to evaluate Structured Securities held by insurers on an annual basis. If the Company acquires Structured Securities that have not been previously evaluated by the
NAIC but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed designation is used until a final designation becomes available.
The following table presents total fixed maturity securities by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain Structured Securities, which are presented using the NAIC methodologies, as well as the percentage, based on estimated fair value that each NAIC designation is comprised of at:

NAIC Designation	NRSRO Rating	December 31, 2022					December 31, 2021
		Amortized Cost	Allowance for Credit Losses	Unrealized Gain (Loss)	Estimated Fair Value	% of Total	Amortized Cost	Allowance for Credit Losses	Unrealized Gain (Loss)	Estimated Fair Value	% of Total
	( In millions)
1	Aaa/Aa/A	$ 2,678	$ —	$ (315)	$ 2,363	58.7%	$ 2,476	$ —	$ 141	$ 2,617	55.7%
2	Baa	1,764	—	(248)	1,516	37.7	1,761	—	88	1,849	39.4
Subtotal investment grade		4,442	—	(563)	3,879	96.4	4,237	—	229	4,466	95.1
3	Ba	96	—	(11)	85	2.1	128	—	3	131	2.8
4	B	57	—	(6)	51	1.3	89	—	1	90	1.9
5	Caa and lower	10	—	—	10	0.2	10	—	—	10	0.2
6	In or near default	—	—	—	—	—	—	—	—	—	—
Subtotal below investment grade		163	—	(17)	146	3.6	227	—	4	231	4.9
Total fixed maturity securities		$ 4,605	$ —	$ (580)	$ 4,025	100.0%	$ 4,464	$ —	$ 233	$ 4,697	100.0%

The following tables present total fixed maturity securities, based on estimated fair value, by sector classification and by
NRSRO rating and the applicable NAIC designations from the NAIC published comparison of NRSRO ratings to NAIC designations, except for certain Structured Securities, which are presented using the NAIC methodologies as described above:

	Fixed Maturity Securities — by Sector & Credit Quality Rating
NAIC Designation	1	2	3	4	5	6	Total Estimated Fair Value
NRSRO Rating	Aaa/Aa/A	Baa	Ba	B	Caa and Lower	In or Near Default
	(In millions)
December 31, 2022
U.S. corporate	$ 836	$ 1,073	$ 72	$ 49	$ —	$ —	$ 2,030
Foreign corporate	259	398	12	2	—	—	671
CMBS	316	1	—	—	—	—	317
ABS	247	24	—	—	10	—	281
RMBS	268	7	—	—	—	—	275
State and political subdivision	234	11	—	—	—	—	245
U.S. government and agency	192	—	—	—	—	—	192
Foreign government	11	2	1	—	—	—	14
Total fixed maturity securities	$ 2,363	$ 1,516	$ 85	$ 51	$ 10	$ —	$ 4,025
December 31, 2021
U.S. corporate	$ 887	$ 1,373	$ 102	$ 81	$ —	$ —	$ 2,443
Foreign corporate	246	421	17	9	—	—	693
CMBS	348	1	—	—	—	—	349
ABS	279	24	—	—	10	—	313
RMBS	269	1	9	—	—	—	279
State and political subdivision	282	21	—	—	—	—	303
U.S. government and agency	292	—	—	—	—	—	292
Foreign government	14	8	3	—	—	—	25
Total fixed maturity securities	$ 2,617	$ 1,849	$ 131	$ 90	$ 10	$ —	$ 4,697
U.S. and Foreign Corporate Fixed Maturity Securities
We maintain a diversified portfolio of corporate fixed maturity securities across industries and issuers. Our portfolio does not have any exposure to any single issuer in excess of 1% of total investments and the top ten holdings in aggregate comprise 3% of total investments at
both
December 31,
2022 and 2021
. Our U.S. and foreign corporate fixed maturity
securities holdings by industry were as follows at:

	December 31, 2022		December 31, 2021
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
	(Dollars in millions)
Industrial	$ 836	31.0%	$ 977	31.2%
Finance	809	30.0	900	28.7
Consumer	685	25.3	825	26.3
Utility	217	8.0	240	7.6
Communications	154	5.7	194	6.2
Total	$ 2,701	100.0%	$ 3,136	100.0%
Structured Securities
We held $
873
million
and $
941
 million of Structured Securities, at estimated fair value, at
December 31,
2022 and
2021
,
respectively, as presented in the RMBS, CMBS and ABS sections below.

RMBS
Our RMBS holdings are diversified by security type, risk profile and ratings profile, which were as follows at:

	December 31, 2022			December 31, 2021
	Estimated Fair Value	% of Total	Net Unrealized Gains (Losses)	Estimated Fair Value	% of Total	Net Unrealized Gains (Losses)
	(Dollars in millions)
Security type:
Collateralized mortgage obligations	$ 152	55.3%	$ (16)	$ 167	59.9%	$ 8
Pass-through securities	123	44.7	(13)	112	40.1	1
Total RMBS	$ 275	100.0%	$ (29)	$ 279	100.0%	$ 9
Risk profile:
Agency	$ 174	63.3%	$ (21)	$ 177	63.5%	$ 5
Prime	11	4.0	(2)	5	1.8	—
Alt-A	43	15.6	(4)	38	13.6	1
Sub-prime	47	17.1	(2)	59	21.1	3
Total RMBS	$ 275	100.0%	$ (29)	$ 279	100.0%	$ 9
Ratings profile:
Rated Aaa	$ 218	79.3%		$ 173	73.3%
Designated NAIC 1	$ 268	97.5%		$ 220	93.2%
Historically, our exposure to sub-prime RMBS holdings has been managed by focusing primarily on senior tranche securities, stress-testing the portfolio with severe loss assumptions and closely monitoring the performance of the portfolio.
Our sub-prime RMBS portfolio consists predominantly of securities that were purchased after 2012 at significant discounts to par value and discounts to the expected principal recovery value of these securities. The vast majority of these securities are investment grade under the NAIC designations (e.g., NAIC 1 and NAIC 2).
CMBS
Our CMBS holdings are diversified by vintage year, which were as follows at:

	December 31, 2022		December 31, 2021
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
	(In millions)
2012	$ —	$ —	$ 2	$ 2
2013	5	5	6	6
2014	3	2	3	3
2015	24	21	24	25
2016	8	7	8	8
2017	63	56	63	67
2018	110	102	114	123
2019	65	56	63	66
2020	30	23	33	32
2021	21	18	17	17
2022	29	27	—	—
Total	$ 358	$ 317	$ 333	$ 349
The estimated fair value of CMBS rated Aaa using rating agency ratings was $
269
million, or
84.9
% of total CMBS, and
designated NAIC 1 was $
316
million, or
99.7
% of total CMBS, at
December
31
, 2022. The estimated fair value of CMBS
Aaa
rating agency ratings was $290 million, or 83.1% of total CMBS, and designated NAIC 1 was $348 million, or 99.7% of total
CMBS, at December
 31,
2021
.

ABS
Our ABS holdings are diversified by both collateral type and issuer. Our ABS holdings by collateral type and ratings profile were as follows at:

	December 31, 2022			December 31, 2021
	Estimated Fair Value	% of Total	Net Unrealized Gains (Losses)	Estimated Fair Value	% of Total	Net Unrealized Gains (Losses)
	(Dollars in millions)
Collateral type:
Collateralized obligations	$ 222	79.0%	$ (8)	$ 259	82.7%	$ 1
Consumer loans	13	4.6	(1)	8	2.6	—
Automobile loans	12	4.3	(1)	13	4.2	—
Student loans	10	3.6	(1)	7	2.2	—
Other loans	24	8.5	(3)	26	8.3	—
Total	$ 281	100.0%	$ (14)	$ 313	100.0%	$ 1
Ratings profile:
Rated Aaa	$ 156	55.5%	$ 174	55.6%
Designated NAIC 1	$ 247	87.9%	$ 279	89.1%
Allowance for Credit Losses for Fixed Maturity Securities
See Note 6 of the Notes to the Financial Statements
for information about the evaluation of fixed maturity securities for an allowance for credit losses or write-offs due to uncollectibility.
Mortgage Loans
Our mortgage loans are principally collateralized by commercial and agricultural properties. Information regarding mortgage loans by portfolio segment is summarized as follows at:

		December 31, 2022			December 31, 2021
	Recorded Investment	% of Total	Valuation Allowance	% of Recorded Investment	Recorded Investment	% of Total	Valuation Allowance	% of Recorded Investment
	(Dollars in millions)
Commercial	$ 940	76.9%	$ 4	0.4%	$ 593	72.9%	$ 1	0.2%
Agricultural	283	23.1	1	0.4%	220	27.1	1	0.5%
Total	$ 1,223	100.0%	$ 5	0.4%	$ 813	100.0%	$ 2	0.2%
Our mortgage loan portfolio is diversified by both geographic region and property type to reduce the risk of concentration.
The percentage of our commercial and agricultural mortgage loan portfolios collateralized by properties located in the U.S.
were 99% at
both
December 31,
2022 and 2021
. The remainder was collateralized by properties located outside of the U.S. At
December
31
, 2022, the carrying value as a percentage of total commercial and agricultural mortgage loans for the top three states in the U.S. was
18
% for Florida,
16
% for California and 7% for North Carolina. Additionally, we manage risk when originating commercial and agricultural mortgage loans by generally lending up to 75% of the estimated fair value of the underlying real estate collateral.

Commercial Mortgage Loans by Geographic Region and Property Type. Commercial mortgage loans are the largest component of the mortgage loan invested asset class. The diversification across geographic regions and property types of commercial mortgage loans was as follows at:

	December 31, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
	(Dollars in millions)
Geographic region:
South Atlantic	$ 338	36.0%	$ 179	30.2%
Pacific	210	22.3	152	25.6
New England	72	7.7	72	12.1
West South Central	70	7.5	16	2.7
East South Central	69	7.3	18	3.0
East North Central	63	6.7	27	4.6
Middle Atlantic	62	6.6	70	11.8
Mountain	48	5.1	47	7.9
International	7	0.7	11	1.9
West North Central	1	0.1	1	0.2
Total recorded investment	940	100.0%	593	100.0%
Less: allowance for credit losses	4		1
Carrying value, net of allowance for credit losses	$ 936		$ 592
Property type:
Apartment	$ 558	59.3%	$ 228	38.5%
Office	178	18.9	193	32.4
Retail	90	9.6	95	16.0
Industrial	58	6.2	21	3.6
Hotel	56	6.0	56	9.5
Total recorded investment	940	100.0%	593	100.0%
Less: allowance for credit losses	4		1
Carrying value, net of allowance for credit losses	$ 936		$ 592
Our mortgage loan investments are monitored on an ongoing basis, including a review of loans that are current, past due, restructured and under foreclosure. Quarterly, we conduct a formal review of the portfolio with our investment managers. See
Note 6 of the Notes to the Financial Statements
for information on mortgage loans by credit quality indicator, past due status, nonaccrual status and modified mortgage loans.
Our commercial mortgage loans are reviewed on an ongoing basis. These reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt-service coverage ratios and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt-service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar, with a focus on higher risk loans, such as loans with higher loan-to-value ratios, including reviews on a geographic and sector basis.
Loan-to-value ratios and debt-service coverage ratios are common measures in the assessment of the quality of commercial mortgage loans. Loan-to-value ratios are a common measure in the assessment of the quality of agricultural mortgage loans. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt-service coverage ratio compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt-service coverage ratio, the higher the risk of experiencing a credit loss. For our commercial mortgage loans, our average loan-to-value ratio was
57%
at
both
December
31,
2022 and 2021
,
and our average debt-service coverage ratio was
2.1x and
2.0x at
December 31,
2022 and 2021
,
respectively
. The debt-service coverage ratio, as well as the values utilized in calculating the ratio, is updated annually on a rolling basis, with a portion of the portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of our ongoing review of our commercial mortgage loan portfolio. For our agricultural mortgage loans, our average loan-to-value ratio was
51
%
and
48%
at
December 31,
2022 and 2021
,
respectively.
The values utilized in calculating the agricultural mortgage loan loan-to-value ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.
Mortgage Loan Allowance for Credit Losses. See Notes 6 and 8 of the Notes to the Financial Statements
for information
about how the allowance for credit losses is established and monitored, as well as activity in and balances of the allowance for credit losses for the years ended December 31
,
2022 and 2021.
Derivatives
Derivative Risks
We are exposed to various risks relating to our ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. We use a variety of strategies to manage these risks, including the use of derivatives.
See Note 7 of the Notes to the Financial Statements
:
A comprehensive description of the nature of our derivatives, including the strategies for which derivatives are used in managing various risks.
Information about the gross notional amount, estimated fair value, and primary underlying risk exposure of our derivatives by type of hedge designation, excluding embedded derivatives held at
December 31,
2022 and 2021
.
The statement of operations effects of derivatives in cash flow, fair value, or non-qualifying hedge relationships for the years ended December 31,
2022
,
2021 and 2020
.
See “Description of Business — Segments and Corporate & Other — Annuities” for more information about our use of derivatives by major hedging programs.
See “Risk Factors
— Risks Related to our Investment Portfolio
— Our investment
portfolio is subject to significant financial risks both in the U.S. and global financial markets, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control, the occurrence of any of which could have a material adverse effect on our financial condition and results of operations.”
Fair Value Hierarchy
See Note 8 of the Notes to the Financial Statements
for derivatives measured at estimated fair value on a recurring basis and their corresponding fair value hierarchy, as well as a rollforward of the fair value measurements for derivatives measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs as discussed below.
The valuation of Level 3 derivatives involves the use of significant unobservable inputs and generally requires a higher degree of management judgment or estimation than the valuations of Level 1 and Level 2 derivatives. Although Level 3 inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such instruments and are considered appropriate given the circumstances. The use of different inputs or methodologies could have a material effect on the estimated fair value of Level 3 derivatives and could materially affect net income.
No derivatives were categorized as Level 3 at
December
31,
2022
.
Credit Risk
See Note 7 of the Notes to the Financial Statements
for information about how we manage credit risk related to
derivatives and for the estimated fair value of our net derivative assets and net derivative liabilities after the application of master netting agreements and collateral.
See “Risk Factors
— Risks Related to our Investment Portfolio
— Our investment
portfolio is subject to significant financial risks both in the U.S. and global financial markets, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control, the occurrence of any of which could have a material adverse effect on our financial condition and results of operations.”
Our policy is not to offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement. This policy applies to the recognition of derivatives on the balance sheet and does not affect our legal right of offset.

Embedded Derivatives
See Note 8 of the Notes to the Financial Statements
for (i) information about embedded derivatives measured at
estimated fair value on a recurring basis and their corresponding fair value hierarchy and (ii) a rollforward of the fair value measurements for net embedded derivatives measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs.
See Note 7 of the Notes to the Financial Statements
for information about the nonperformance risk adjustment included in the valuation of guaranteed minimum benefits accounted for as embedded derivatives.
See “— Summary of Critical Accounting Estimates — Derivatives” for further information on the estimates and assumptions that affect embedded derivatives.
Policyholder Liabilities
We establish, and carry as liabilities, actuarially determined amounts that are calculated to meet policy obligations or to provide for future annuity and life insurance benefit payments. Amounts for actuarial liabilities are computed and reported in the financial statements in conformity with GAAP. See “— Summary of Critical Accounting Estimates” for more details on policyholder liabilities.
Due to the nature of the underlying risks and the uncertainty associated with the determination of actuarial liabilities, we cannot precisely determine the amounts that will ultimately be paid with respect to these actuarial liabilities, and the ultimate amounts may vary from the estimated amounts, particularly when payments may not occur until well into the future.
We periodically review the assumptions supporting our estimates of actuarial liabilities for future policy benefits. We revise estimates, to the extent permitted or required under GAAP, if we determine that future expected experience differs from assumptions used in the development of actuarial liabilities. We charge or credit changes in our liabilities to expenses in the period the liabilities are established or re-estimated. If the liabilities originally established for future benefit payments prove inadequate, we must increase them. Such an increase could adversely affect our earnings and have a material adverse effect on our business, financial condition and results of operations.
We have experienced, and will likely in the future experience, catastrophe losses and possibly acts of terrorism, as well as turbulent financial markets that may have an adverse impact on our business, financial condition and results of operations.
Moreover, the impact of climate change could cause changes in the frequency or severity of outbreaks of certain diseases.
Due to their nature, we cannot predict the incidence, timing, severity or amount of losses from catastrophes, acts of terrorism or climate change, but we make broad use of catastrophic and non-catastrophic reinsurance to manage risk from these perils.
Future Policy Benefits
We establish liabilities for
future
amounts payable under insurance policies. See “— Summary of Critical Accounting
Estimates — Liability for Future Policy Benefits” and Notes 1 and 3 of the Notes to the Financial Statements
. A discussion of
future policy benefits by segment
follows.
Annuities
Future policy benefits for the annuities business are comprised mainly of liabilities for life contingent income annuities and liabilities for the variable annuity guaranteed minimum benefits accounted for as insurance.
Life
Future policy benefits for the life business are comprised mainly of liabilities for term, whole, universal and variable life insurance contracts. In order to manage risk, we have often reinsured a portion of the mortality risk on life insurance policies.
The reinsurance programs are routinely evaluated, and this may result in increases or decreases to existing coverage. We have entered into various derivative positions, primarily interest rate swaps, to mitigate the risk that investment of premiums received and reinvestment of maturing assets over the life of the policy will be at rates below those assumed in the original pricing of these contracts.

Policyholder Account Balances
Policyholder account balances are generally equal to the account value, which includes accrued interest credited, but excludes the impact of any applicable charge that may be incurred upon surrender.
See
“— Variable Annuity Guarantees,”
“Quantitative and Qualitative Disclosures About Market Risk — Market Risk - Fair Value Exposures — Interest Rates” and
Notes 1 and 3 of the Notes to the Financial Statements
for additional information.
Annuities
Policyholder account balances for annuities are held for fixed deferred annuities, the fixed account portion of variable annuities and non-life contingent income annuities. Interest is credited to the policyholder’s account at interest rates we determine which are influenced by current market rates, subject to specified minimums. A sustained low interest rate environment could negatively impact earnings as a result of the minimum credited rate guarantees present in most of these policyholder account balances. We have various interest rate derivative positions, as part of the Company’s macro interest rate hedging program, to partially mitigate the risks associated with such a scenario. Additionally, policyholder account balances are held for variable annuity guaranteed minimum living benefits that are accounted for as embedded derivatives.
As a result of acquisitions, we establish additional liabilities known as excess interest reserves for policies with credited rates in excess of market rates as of the applicable acquisition dates. There were no excess interest reserves for Annuities at
December 31,
2022
and December 31,
2021
.
Life
Life policyholder account balances are held for retained asset accounts, universal life policies and the fixed account of universal variable life insurance policies. Interest is credited to the policyholder’s account at interest rates we determine which are influenced by current market rates, subject to specified minimums. A sustained low interest rate environment could negatively impact earnings as a result of the minimum credited rate guarantees present in most of these policyholder account balances. We have various derivative positions to partially mitigate the risks associated with such a scenario.
As a result of acquisitions, we establish additional liabilities known as excess interest reserves for policies with credited rates in excess of market rates as of the applicable acquisition dates. Excess interest reserves for Life were not material at
December 31,
2022
and December 31,
2021
.
Variable Annuity Guarantees
We issue certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the Benefit Base) less withdrawals. In some cases, the Benefit Base may be increased by additional deposits, bonus amounts, accruals or optional market value step-ups.
Certain of our variable annuity guarantee features are accounted for as insurance liabilities and recorded in future policy benefits while others are accounted for at fair value as embedded derivatives and recorded in policyholder account balances.
Generally, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. Alternatively, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize, resulting in the policyholder receiving the guarantee on a net basis. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.
Further, changes in assumptions, principally involving behavior, can result in a change of expected future cash outflows of a guarantee between portions accounted for as insurance liabilities and portions accounted for as embedded derivatives.
Guarantees accounted for as insurance liabilities in future policy benefits include GMDBs, the life contingent portion of
GMWBs and the portion of GMIBs that require annuitization, as well as the life contingent portion of the expected annuitization when the policyholder is required to annuitize upon depletion of their account value.
These insurance liabilities are accrued over the accumulation phase of the contract in proportion to actual and future expected policy assessments based on the level of guaranteed minimum benefits generated using multiple scenarios of separate account returns. The scenarios are based on best estimate assumptions consistent with those used to amortize
DAC. When current estimates of future benefits exceed those previously projected or when current estimates of future assessments are lower than those previously projected, liabilities will increase, resulting in a current period charge to net income. The opposite result occurs when the current estimates of future benefits are lower than those previously projected or when current estimates of future assessments exceed those previously projected. At each reporting period, we update the actual amount of business remaining in-force, which impacts expected future assessments and the projection of estimated future benefits resulting in a current period charge or increase to earnings. See Note 3 of the Notes to the Financial
Statements
for additional details of guarantees accounted for as insurance liabilities.
Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, GMABs, and for GMIBs the non-life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value, as well as the Guaranteed Principal Option.
The estimated fair values of guarantees accounted for as embedded derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, we attribute to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent “excess” fees and are reported in universal life and investment-type product policy fees. In valuing the embedded derivative, the percentage of fees included in the fair value measurement is locked-in at inception.
The projections of future benefits and future fees require capital markets and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios to determine an economic liability. The reported estimated fair value is then determined by taking the present value of these risk-free generated cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect our nonperformance risk and adding a risk margin. See Note 8 of the Notes to the
Financial Statements
for more information on the determination of estimated fair value.
Liquidity and Capital Resources
Our business and results of operations are materially affected by conditions in the global capital markets and the economy generally. Stressed conditions, volatility or disruptions in global capital markets, particular markets or financial asset classes can impact us adversely, in part because we have a large investment portfolio and our insurance liabilities and derivatives are sensitive to changing market factors. For further information regarding market factors that could affect our ability to meet liquidity and capital needs,
see “
— Industry Trends and Uncertainties
— Financial and Economic
Environment
,
”
as well as
“Risk Factors —
Economic Environment and Capital Markets
-
Related Risks
”
and “
Risk Factors
—
Risks
Related to Our Investment Portfolio
.”
Liquidity and Capital Management
Based upon our capitalization, expectations regarding maintaining our business mix, ratings and funding sources available to us, we believe we have sufficient liquidity to meet business requirements in current market conditions and certain stress scenarios. We continuously monitor and adjust our liquidity and capital plans in light of market conditions, as well as changing needs and opportunities.
We maintain a substantial short-term liquidity position, which was $
329
 million and $
216
 million at
December 31,
2022
and 2021
,
respectively. Short-term liquidity is comprised of cash and cash equivalents and short-term investments, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and assets held on deposit or in trust.
An integral part of our liquidity management includes managing our level of liquid assets, which was $
3.4
 billion and
$
4.0
 billion at
December 31,
2022 and 2021
,
respectively. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and assets held on deposit or in trust.
Rating Agencies
Financial strength ratings represent the opinion of rating agencies regarding the ability of an insurance company to pay obligations under insurance policies and contracts in accordance with their terms. The level and composition of our regulatory capital are among the many factors considered in determining our financial strength ratings. Each agency has its own capital adequacy evaluation methodology, and assessments are generally based on a combination of factors. Financial strength ratings are not statements of fact nor are they recommendations to purchase, hold or sell any security, contract or policy. Each rating should be evaluated independently of any other rating.

Our financial strength ratings as of
the
date
of this filing
were as follows:

	A.M. Best (1)	Fitch	Moody’s	S&P (2)
Current outlook	Stable	NR	NR	Stable
Brighthouse Life Insurance Company of NY	A	NR	NR	A+

(1)
A.M. Best’s financial strength ratings for insurance companies range from “A++ (Superior)” to “S (Suspended).”
(2)
S&P’s financial strength ratings for insurance companies range from “AAA (extremely strong)” to “SD (selective default)”
or “D (default).”
(3)
NR = Not rated
Rating agencies may continue to review and adjust our ratings.
See “Risk Factors — Risks Related to Our Business — A
downgrade or a potential downgrade in our financial strength ratings could result in a loss of business and materially adversely affect our financial condition and results of operations”
for a description of the impact of a potential ratings downgrade.
Sources and Uses of Liquidity and Capital
Cash Flows from Operating Activities
The principal cash inflows from our insurance activities come from insurance premiums, annuity considerations and net investment income. The principal cash outflows are the result of various annuity and life insurance products, operating expenses and income tax, as well as interest expense. The primary liquidity concern with respect to these cash flows is the risk of early contract holder and policyholder withdrawal.
Cash Flows from Investing Activities
The principal cash inflows from our investment activities come from repayments of principal, proceeds from maturities and sales of investments, as well as settlements of freestanding derivatives. The principal cash outflows relate to purchases of investments and settlements of freestanding derivatives. We typically can have a net cash outflow from investing activities because cash inflows from insurance operations are reinvested in accordance with our
ALM
discipline to fund insurance
liabilities. We closely monitor and manage these risks through our comprehensive investment risk management process. The primary liquidity concerns with respect to these cash flows are the risk of default by debtors and market disruption.
Cash Flows from Financing Activities
The principal cash flows from our financing activities come from deposits and withdrawal of funds associated with policyholder account balances and changes in collateral related to derivative activities, as well as occasional capital contributions received from and cash dividends paid to our parent, Brighthouse Life Insurance Company. The primary liquidity concerns with respect to these cash flows are market disruption and the risk of early policyholder withdrawal.
Primary Uses of Liquidity and Capital
In addition to the summarized description of liquidity and capital uses discussed in “— Sources and Uses of Liquidity and Capital,” the following additional information is provided regarding our primary uses of liquidity and capital:
Intercompany Liquidity Facilities
See
Notes 9 and 15
of the Notes to the
Financial Statements
for information relating to our intercompany liquidity
facilities including obligations outstanding, issuances and repayments.
Insurance Liabilities
Liabilities arising from our insurance activities primarily relate to benefit payments under various annuity and life insurance products, as well as payments for policy surrenders and withdrawals.
Pledged Collateral
We enter into derivatives to manage various risks relating to our ongoing business operations. We pledge collateral to, and have collateral pledged to us by, counterparties in connection with our derivatives. At both
December 31,
2022 and 2021
,
we did not pledge any cash collateral to counterparties. At
December 31,
2022 and 2021
,
we were obligated to return cash
collateral pledged to us by counterparties of $
194
million
and
$331 million
, respectively.
The timing of the return of the
derivatives collateral is uncertain.

We receive non-cash collateral from counterparties for derivatives, which can be sold or re-pledged subject to certain constraints, and which is not recorded on our balance sheets. The amount of this non-cash collateral at estimated fair value was $
157
million
and
$50 million
at
December 31,
2022 and 2021
,
respectively.
See Note 7 of the Notes to the Financial Statements
for additional information regarding pledged collateral.
Contingencies, Commitments and Guarantees
We establish liabilities for litigation, regulatory and other loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. See “Contingencies” in Note 13 of the Notes to the Financial
Statements
.
We enter into commitments for the purpose of enhancing the total return on our investment portfolio consisting of commitments to lend funds under mortgage loan commitments. See Note 6 of the Notes to the Financial Statements
. See
“Commitments” in Note 13 of the Notes to the Financial Statements
.
In the normal course of our business, we have provided certain indemnities, guarantees and commitments to third parties such that we may be required to make payments now or in the future. See “Guarantees” in Note 13 of the Notes to the
Financial Statements
.
Quantitative and Qualitative Disclosures About Market Risk
Risk Management
We have an integrated process for managing risk exposures, which is coordinated among our Risk Management,
Finance and Investment Departments. The process is designed to assess and manage exposures on a company-wide basis.
Brighthouse Financial, Inc. has established a Balance Sheet Committee (“BSC”). The BSC is responsible for periodically reviewing all material financial risks to us and, in the event risks exceed desired tolerances, informs the Finance and Risk
Committee of the Brighthouse Financial, Inc. Board of Directors, considers possible courses of action and determines how best to resolve or mitigate such risks. In taking such actions, the BSC considers industry best practices and the current economic environment. The BSC also reviews and approves target investment portfolios in order to align them with our liability profile and establishes guidelines and limits for various risk-taking departments, such as the Investment Department.
Our Finance Department and our Investment Department, together with Risk Management, are responsible for coordinating our ALM strategies throughout the enterprise. The membership of the BSC is comprised of the following members of
Brighthouse Financial’s senior management: Chief Executive Officer, Chief Risk Officer, Chief Financial Officer, Chief
Investment Officer and Head of Product Strategy and Pricing.
Our significant market risk management practices include, but are not limited to, the following:
Managing Interest Rate Risk
We manage interest rate risk as part of our asset and liability management strategies, which include (i) maintaining an investment portfolio that has a weighted average duration approximately equal to the duration of our estimated liability cash flow profile, and (ii) maintaining hedging programs, including a macro interest rate hedging program. For certain of our liability portfolios, it is not possible to invest assets to the full liability duration, thereby creating some asset/liability mismatch. Where a liability cash flow may exceed the maturity of available assets, as is the case with certain retirement products, we may support such liabilities with equity investments, derivatives or other mismatch mitigation strategies. Although we take measures to manage the economic risks of investing in a changing interest rate environment, we may not be able to mitigate completely the interest rate or other mismatch risk of our fixed income investments relative to our interest rate sensitive liabilities. The level of interest rates also affects our liabilities for benefits under our annuity contracts. As interest rates decline, we may need to increase our reserves for future benefits under our annuity contracts, which would adversely affect our financial condition and results of operations.
We also employ product design and pricing strategies to mitigate the potential effects of interest rate movements. These strategies include the use of surrender charges or restrictions on withdrawals in some products and the ability to reset crediting rates for certain products.
We analyze interest rate risk using various models, including multi-scenario cash flow projection models that forecast cash flows of the liabilities and their supporting investments, including derivatives. These projections involve evaluating the potential gain or loss on most of our in-force business under various increasing and decreasing interest rate environments.
State insurance department regulations require that we perform some of these analyses annually as part of our review of the sufficiency of our regulatory reserves. We measure relative sensitivities of the value of our assets and liabilities to changes in key assumptions using internal models. These models reflect specific product characteristics and include assumptions based on current and anticipated experience regarding lapse, mortality and interest crediting rates. In addition, these models include asset cash flow projections reflecting interest payments, sinking fund payments, principal payments, bond calls, prepayments and defaults.
We also use common industry metrics,
such as duration and convexity,
to measure the relative sensitivity of asset and
liability values to changes in interest rates. In computing the duration of liabilities, we consider all policyholder guarantees and how indeterminate policy elements such as interest credits or dividends are set. Each asset portfolio has a duration target based on the liability duration and the investment objectives of that portfolio.
Managing Equity Market and Foreign Currency Risks
We manage equity market risk in a coordinated process across our Risk Management, Investment and Finance
Departments primarily through the use of derivatives to hedge losses, which may be temporary, from changes in equity markets without adversely affecting our financial strength ratings. We may also employ reinsurance strategies to manage these exposures. Key management objectives include limiting losses, minimizing exposures to significant risks and providing additional capital capacity for future growth. The Investment and Finance Departments are also responsible for managing the exposure to foreign currency denominated investments. We use foreign currency swaps and forwards to mitigate the exposure, risk of loss and financial statement volatility associated with foreign currency denominated fixed income investments.
Market Risk - Fair Value Exposures
We regularly analyze our market risk exposure to interest rate, equity market price, credit spreads and foreign currency exchange rate risks. As a result of that analysis, we have determined that the estimated fair values of certain assets and liabilities are significantly exposed to changes in interest rates, and to a lesser extent, to changes in equity market prices and foreign currency exchange rates. We have exposure to market risk through our insurance and annuity operations and general account investment activities. For purposes of this discussion, “market risk” is defined as changes in estimated fair value resulting from changes in interest rates, equity market prices, credit spreads and foreign currency exchange rates. We may have additional financial impacts, other than changes in estimated fair value, which are beyond the scope of this discussion.
See
“
Risk Factors
”
for additional disclosure regarding our market risk and related sensitivities
.
Interest Rates
Our fair value exposure to changes in interest rates arises most significantly from our interest rate sensitive liabilities and our holdings of fixed maturity securities, mortgage loans and derivatives that are used to support our policyholder liabilities. Our interest rate sensitive liabilities include policyholder account balances related to certain investment-type contracts and embedded derivatives in variable annuity contracts with guaranteed minimum benefits. Our fixed maturity securities including U.S. and foreign government bonds, securities issued by government agencies, corporate bonds, mortgage-backed and other ABS, and our commercial, agricultural and residential mortgage loans, are exposed to changes in interest rates. We also use derivatives including options to mitigate the exposure related to interest rate risks from our product liabilities.
Equity Market
Along with investments in equity securities, we have fair value exposure to equity market risk through certain liabilities that allow the policyholder to participate in returns from equity indices and have a specified level of market downside protection, and other liabilities that involve long-term guarantees on equity performance such as embedded derivatives in variable annuity contracts with guaranteed minimum benefits.
Foreign Currency Exchange Rates
Our fair value exposure to fluctuations in foreign currency exchange rates against the U.S. dollar results from our holdings in non-U.S. dollar denominated fixed maturity securities and mortgage loans. The principal currencies that create foreign currency exchange rate risk in our investment portfolios and liabilities are the Euro and the British pound. We economically hedge substantially all of our foreign currency exposure.
Risk Measurement: Sensitivity Analysis
In the following discussion and analysis, we measure market risk related to our market sensitive assets and liabilities based on changes in interest rates, equity market prices and foreign currency exchange rates using a sensitivity analysis. This analysis estimates the potential changes in estimated fair value based on a hypothetical 100 basis point change (increase or decrease) in interest rates, or a 10% change in equity market prices or foreign currency exchange rates. We believe that these changes in market rates and prices are reasonably possible in the near-term. In performing the analysis summarized below, we used market rates as of December 31, 2022. We modeled the impact of changes in market rates and prices on the estimated fair values of our market sensitive assets and liabilities as follows:
•
the estimated fair value of our interest rate sensitive exposures resulting from a 100 basis point change (increase or decrease) in interest rates;
•
the estimated fair value of our equity positions due to a 10% change (increase or decrease) in equity market prices;
and
•
the U.S. dollar equivalent of estimated fair values of our foreign currency exposures due to a 10% change (increase in the value of the U.S. dollar compared to the foreign currencies or decrease in the value of the U.S. dollar compared to the foreign currencies) in foreign currency exchange rates.
The sensitivity analysis is an estimate and should not be viewed as predictive of our future financial performance. Our actual losses in any particular period may vary from the amounts indicated in the table below. Limitations related to this sensitivity analysis include:
•
interest sensitive liabilities do not include $870 million of insurance contracts at December 31, 2022, which are accounted for on a book value basis. Management believes that the changes in the economic value of those contracts under changing interest rates would offset a significant portion of the fair value changes of interest sensitive assets;
•
the market risk information is limited by the assumptions and parameters established in creating the related sensitivity analysis, including the impact of prepayment rates on mortgage loans;
•
foreign currency exchange rate risk is not isolated for certain embedded derivatives within host asset and liability contracts, as the risk on these instruments is reflected as equity;
•
for derivatives that qualify for hedge accounting, the impact on reported earnings may be materially different from the change in market values; and
•
the model assumes that the composition of assets and liabilities remains unchanged throughout the period.
Accordingly, we use such models as tools and not as substitutes for the experience and judgment of our management.

The potential loss in the estimated fair value of our interest rate sensitive financial instruments due to a 100 basis point increase in the yield curve by type of asset and liability was as follows at:

	December 31, 2022
	Notional Amount	Estimated Fair Value (1)	100 Basis Point Increase in the Yield Curve
	(In millions)
Financial assets with interest rate risk
Fixed maturity securities		$ 4,025	$ (249)
Mortgage loans		$ 1,078	(54)
Premiums, reinsurance and other receivables		$ 440	(4)
Embedded derivatives within asset host contracts (2)		$ 255	(76)
Increase (decrease) in estimated fair value of assets			(383)

Financial liabilities with interest rate risk (3)
Policyholder account balances		$ 764	—
Other liabilities		$ 478	(4)
Embedded derivatives within liability host contracts (2)		$ 508	(6)
(Increase) decrease in estimated fair value of liabilities			(10)
Derivative instruments with interest rate risk
Interest rate contracts	$ 800	$ 12	11
Equity contracts	$ 5,153	$ 123	7
Foreign currency contracts	$ 180	$ 23	(2)
Increase (decrease) in estimated fair value of derivative instruments			16
Net change			$ (377)

(1)
Separate account assets and liabilities, which are interest rate sensitive, are not included herein as any interest rate risk is borne by the contract holder.
(2)
Embedded derivatives are recognized on the balance sheet in the same caption as the host contract.
(3)
Excludes $870 million of liabilities at carrying value pursuant to insurance contracts reported within future policy benefits and other policy-related balances on the balance sheet at December 31, 2022. Management believes that the changes in the economic value of those contracts under changing interest rates would offset a significant portion of the fair value changes of interest rate sensitive assets.
Sensitivity Summary
Sensitivity to a 100 basis point rise in interest rates increased by $
118
million, or
24
%, to $
377
million
at December
31
,
2022 from $495 million
at
December 31, 2021
.
Sensitivity to a 10% decrease in equity prices was $49
million at December
31, 2022, and sensitivity to a 10% decrease
in equity prices was $4
million at December
31, 2021, a decrease
of
$
45
million.
As discussed above
,
we
economically hedge substantially all
of our foreign currency exposure such that sensitivity to
changes
in foreign currencies is minimal
.

Directors, Executive Officers, and Control Persons
The following table presents certain information regarding the BLNY Board of Directors (the “Board”) and executive officers as of
December
31
, 2022.

Name	Position with Brighthouse Life Insurance Company of NY
David A. Rosenbaum	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer) (March 24, 2022 - present)
Kristine H. Toscano	Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) (September 2021 - present)
David W. Chamberlin	Director (October 11, 2016 - present)
Jeffrey P. Halperin	Director (June 28, 2022 - present)
Michael J. Inserra	Director (October 12, 2021 - present)
Mayer Naiman	Director (October 26, 2017 - present)
Richard C. Pearson	Director (May 7, 2002 - present)
Douglas A. Rayvid	Director (September 12, 2019 - present)
Executive Officers
David A. Rosenbaum
, age 47, has served as Director, Chairman of the Board, President and Chief Executive Officer
since March 2022. Mr. Rosenbaum joined BHF in January 2017. He currently serves as head of product and underwriting of
BHF. Prior to his current role, Mr. Rosenbaum was head of investor relations and financial planning and analysis of BHF.
Mr. Rosenbaum received an MBA degree from University of Virginia, Darden School of Business and a BS degree from
Clemson University.
Kristine H. Toscano
, age 46, has served as Vice President and Chief Financial Officer since September 2021. Ms.
Toscano joined BHF in September 2021. She currently serves as Chief Accounting Officer of BHF. Prior to her current role, Ms.
Toscano served in various roles at Lincoln Financial from February 2008 to August 2021, most recently as vice president and assistant controller. Ms. Toscano is accredited as a certified public accountant and is a member of the American Institute of
Certified Public Accountants and Pennsylvania Institute of Certified Public Accountants. Ms. Toscano received a
BS
degree
from Drexel University.
Executive Compensation
BLNY does not have any employees but rather is provided personnel by ServiceCo, through our Master Affiliate Services and Facilities Agreement. See “Description of Business — Human Capital Resources” for additional information.
Directors
David W. Chamberlin, age
54
, has served as Director since October 2016. Mr. Chamberlin joined BHF in August 2017. He currently serves as the leader of finance strategic initiatives for BHF. Prior to his current role, Mr. Chamberlin served in various roles at MetLife
from August 2004 to August 2017, most recently as vice president and controller. Mr. Chamberlin received an
MBA degree from Florida State University and a BS degree from Auburn University.
Jeffrey P. Halperin, age
55
, has served as Director since June 2022. Mr. Halperin joined BHF in January 2017. He currently serves as Chief Compliance Officer and Associate General Counsel for BHF. Prior to his current role, Mr. Halperin served in various roles at MetLife from July 2001 to January 2017, most recently as senior vice president – compliance
,
for
MetLife’s U.S.
Businesses
. Mr. Halperin received a JD degree from University of Connecticut School of Law and a BA degree from University of Michigan.
Michael J. Inserra, age 61, has served as Director since October 2021. Mr. Inserra retired from Ernst & Young LLP in
2021. Mr. Inserra served in various roles at Ernst & Young LLP, Americas (EY) from September 1983 to September 2008 and from June 2010 to June 2021, most recently as senior vice chair and deputy managing partner (deputy CEO). Mr. Inserra is a certified public accountant and a member of the AICPA and New York State Society of Certified Public Accountants. Mr. Inserra
received a BS degree in public accounting from Fordham University.
Mayer Naiman, age 55, has served as Director since October 2017. Mr. Naiman joined BHF in December 2016. He currently serves as Head of Employee Benefits and Product Taxation for BHF. Prior to his current role, Mr. Naiman served in various roles at MetLife from January 2005 to December 2016, most recently as vice president and associate general counsel in the Tax/ERISA unit. Mr. Naiman received a JD degree from Fordham University School of Law, an LLM degree in Taxation from New York University School of Law, and a BA degree in economics from Yeshiva University.

Richard C. Pearson, age 79, has served as Director since May 2002. Mr. Pearson retired from MetLife in 2010.
Mr. Pearson served in various roles at MetLife from 1983 to 2010, most recently as associate general counsel. Mr. Pearson received a JD degree from Stanford Law School and a BA degree from the University of California.
Douglas A. Rayvid, age
62
, has served as Director since September 2019. Mr. Rayvid retired from MetLife in 2019.
Mr. Rayvid served in various roles at MetLife from April 1986 to March 2019, most recently as executive vice president and global chief compliance officer. Mr. Rayvid received a JD degree from Boston University School of Law, an MBA degree from
Boston University and an MS degree from State University of New York at Albany.

Director Compensation
The following table provides information on compensation paid to the Directors of BLNY for the year ended
December 31,
2022
.

2022 Director Compensation Table
Name	Fees Earned or Paid in Cash (1)	Total
Kimberly A. Berwanger (2)	—	—
David W. Chamberlin	—	—
Jeffrey P. Halperin	—	—
Michael J. Inserra	$30,000	$30,000
Conor E. Murphy (3)	—	—
Mayer Naiman	—	—
Richard C. Pearson	$30,000	$30,000
Douglas A. Rayvid (4)	$35,000	$35,000
David A. Rosenbaum	—	—

(1)
Each Director who is not also an employee of BHF or any of its corporate affiliates is paid an annual cash retainer of
$30,000 (generally prorated for a shorter period of service). The Chair of the Audit, Nominating and Evaluation Committee
is paid an additional $5,000 annual cash retainer. All cash retainers are paid annually in a single payment. Directors do not receive any other form of compensation for their services. Employees of BHF or any of its corporate affiliates who serve as Directors do not receive any additional compensation for serving as a member of the Board.
(2)
Ms. Berwanger served as
Director until June 3, 2022.
(
3
)
Mr. Murphy served as
Director until March 18, 2022.
(
4
)
Mr. Rayvid served as Chair of the Audit, Nominating and Evaluation Committee in
2022
.
Beneficial Ownership and Ownership by Management
The Company is a wholly owned subsidiary of Brighthouse Life Insurance Company and an indirect subsidiary of BHF.
None of the Company’s directors or executive officers beneficially owns shares of the Company’s common stock.
Transactions with Related Persons and Control Changes
The Company is subject to the Brighthouse Financial, Inc. Related Person Transaction Policy (the “Related Person
Transaction Policy”), which sets forth policies and procedures for the review and approval or ratification of related party transactions. A “Related Person” is a director, director nominee, executive officer, immediate family members of the above, holders of more than 5% of the Company’s outstanding Shares, or any entity in which any of the foregoing people holds a beneficial ownership interest of 10% or more. A “Related Person Transaction” is any transaction, arrangement, or relationship of $120,000 or more in a fiscal year in which the Company is a participant and the Related Person has a direct or indirect material interest. Under the Related Person Transaction Policy, the Nominating and Corporate Governance Committee of the
BHF board of directors reviews the Related Person Transaction in question to determine whether it is inconsistent with BHF’s best interests. If the Nominating and Corporate Governance Committee determines that the Related Person Transaction is not inconsistent with BHF’s best interests, then it may approve or ratify the Related Person Transaction.
On an annual basis, each director and executive officer of the Company is required to complete a questionnaire that requires disclosure of any transaction with us in which a Related Person has a direct or indirect material interest.
See Note
14
of the Notes to the Financial Statements.
Corporate Governance
Compensation Committee Interlocks and Insider Participation
The Company does not have a compensation committee of the board of directors. No interlocking relationship existed between our Board or executive officers and the board of directors or compensation committee of any other company during the fiscal year ended December 31,
2022
.

FiNANCIAL STATEMENTS
Index to Financial Statements, Notes and Schedules

Report of Independent Registered Public Accounting Firm
Financial Statements at December 31, 2022 and 2021 and for the Years Ended December 31, 2022, 2021 and 2020:
Balance Sheets
Statements of Operations
Statements of Comprehensive Income (Loss)
Statements of Stockholder’s Equity
Statements of Cash Flows
Notes to the Financial Statements
Note 1 — Business, Basis of Presentation and Summary of Significant Accounting Policies
Note 2 — Segment Information
Note 3 — Insurance
Note 4 — Deferred Policy Acquisition Costs and Deferred Sales Inducements
Note 5 — Reinsurance
Note 6 — Investments
Note 7 — Derivatives
Note 8 — Fair Value
Note 9 — Short-term Debt
Note 10 — Equity
Note 11 — Other Revenues and Other Expenses
Note 12 — Income Tax
Note 13 — Contingencies, Commitments and Guarantees
Note 14 — Related Party Transactions
Note 15 — Subsequent Events
Financial Statement Schedules at December 31, 2022 and 2021 and for the Years Ended December 31, 2022, 2021 and 2020:
Schedule I — Summary of Investments — Other Than Investments in Related Parties
Schedule III — Supplementary Insurance Information
Schedule IV — Reinsurance

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the stockholders and the Board of Directors of Brighthouse Life Insurance Company of NY
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Brighthouse Life Insurance Company of NY (the “Company”) as of
December 31, 2022 and 2021, the related statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes and the schedules listed in the Index to Financial Statements, Notes and Schedules (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of
December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the
Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and
Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.
Liability for Future Policy Benefits – Refer to Notes 1 and 3 to the financial statements
Critical Audit Matter Description
As of December 31, 2022, the liability for future policy benefits totaled $857 million, and included benefits related to variable annuity contracts with guaranteed benefit riders. Management regularly reviews its assumptions supporting the estimates of these actuarial liabilities and differences between actual experience and the assumptions used in pricing the policies and guarantees may require a change to the assumptions recorded at inception as well as an adjustment to the related liabilities.
Updating such assumptions can result in variability of profits or the recognition of losses.
Given the future policy benefit obligation for these contracts is sensitive to changes in the assumptions related to general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals, auditing management’s selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to the updating of assumptions by management included the following, among others:
•
We tested the effectiveness of management’s controls over the assumption review process, including those over the selection of the significant assumptions used related to general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.
•
With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the future policy benefit liability for a sample of policies, and compared our estimates to management’s estimates.
•
We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis, including experience studies, to test that the inputs to the actuarial estimate were reasonable.
•
We evaluated the methods and significant assumptions used by management to identify potential bias.
•
We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.
Deferred Policy Acquisition Costs (DAC) – Refer to Notes 1 and 4 to the financial statements
Critical Audit Matter Description
The Company incurs and defers certain costs in connection with acquiring new and renewal insurance business. These deferred costs, amounting to $325 million as of December 31, 2022, are amortized over the expected life of the policy contract in proportion to actual and expected future gross profits, premiums or margins. For deferred annuity contracts, expected future gross profits utilized in the amortization calculation are derived using assumptions such as separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals.
The assumptions used in the calculation of expected future gross profits are reviewed at least annually.
Given the significance of the estimates and uncertainty associated with the long-term assumptions utilized in the determination of expected future gross profits, auditing management’s determination of the appropriateness of the assumptions used in the calculation of DAC amortization involves an especially high degree of estimation.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to management’s determination of DAC amortization included the following, among others:
•
We tested the effectiveness of management’s controls related to the determination of expected future gross profits, including those over management’s review that the significant assumptions utilized related to separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals represented a reasonable estimate.
•
With assistance from our actuarial specialists, we evaluated the data included in the estimate provided by the
Company’s actuaries and the methodology utilized, and evaluated the process used by the Company to determine whether the significant assumptions used were reasonable estimates based on the Company’s own experience and industry studies.
•
We inquired of the Company’s actuarial specialists whether there were any changes in the methodology utilized during the year in the determination of expected future gross profits.
•
We inspected supporting documentation underlying the Company’s experience studies and, utilizing our actuarial specialists, independently recalculated the amortization for a sample of policies, and compared our estimates to management’s estimates.
•
We evaluated whether the significant assumptions used by the Company were consistent with evidence obtained in other areas of the audit and to identify potential bias.
•
We evaluated the sufficiency of the Company’s disclosures related to DAC amortization.
12
4

Embedded Derivative Liabilities Related to Variable Annuity Guarantees – Refer to Notes 1, 7, and 8 to the financial statements.
Critical Audit Matter Description
The Company sells index-linked annuities and variable annuity products with guaranteed minimum benefits, some of which are embedded derivatives that are required to be bifurcated from the host contract, separately accounted for, and measured at fair value. As of December 31, 2022, the fair value of the embedded derivative liability associated with certain of the
Company’s annuity contracts was $508 million. Management utilizes various assumptions in order to measure the embedded liability including expectations concerning policyholder behavior, mortality and risk margins, as well as changes in the
Company’s own nonperformance risk. These assumptions are reviewed at least annually by management, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.
Given the embedded derivative liability is sensitive to changes in these assumptions, auditing management’s selection of these assumptions involves an especially high degree of estimation.
How the Critical Audit Matter Was Addressed in the Audit
•
Our audit procedures related to the assumptions selected by management for the embedded derivative liability included the following, among others:
•
We tested the effectiveness of management’s controls over the embedded derivative liability, including those over the selection of the significant assumptions related to policyholder behavior, mortality, risk margins and the
Company’s nonperformance risk.
•
With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions, tested the completeness and accuracy of the underlying data and the mathematical accuracy of the Company’s valuation model.
•
We evaluated the reasonableness of the Company’s assumptions by comparing those selected by management to those independently derived by our actuarial specialists, drawing upon standard actuarial and industry practice.
•
We evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded liability.
•
We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.
/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina

March 24, 2023
We have served as the Company’s auditor since 2000.
12
5

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)
Balance Sheets

December 31, 2022 and 2021
(In millions, except share and per share data)

	2022	2021
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $ 4,605 and $ 4,464 , respectively; allowance for credit losses of $ 0 and $ 0 , respectively)	$ 4,025	$ 4,697
Equity securities, at estimated fair value	4	3
Mortgage loans (net of allowance for credit losses of $ 5 and $ 2 , respectively)	1,218	811
Limited liability companies	7	—
Short-term investments, principally at estimated fair value	—	13
Other invested assets, principally at estimated fair value	266	342
Total investments	5,520	5,866
Cash and cash equivalents	559	535
Accrued investment income	40	56
Premiums, reinsurance and other receivables	996	1,122
Deferred policy acquisition costs	325	224
Deferred income tax asset	168	—
Other assets	21	26
Separate account assets	3,922	5,149
Total assets	$ 11,551	$ 12,978
Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$ 857	$ 846
Policyholder account balances	4,828	4,360
Other policy-related balances	13	12
Payables for collateral under derivative transactions	194	331
Short-term debt	125	—
Current income tax payable	94	35
Deferred income tax liability	—	107
Other liabilities	921	987
Separate account liabilities	3,922	5,149
Total liabilities	10,954	11,827
Contingencies, Commitments and Guarantees (Note 13)
Stockholder’s Equity
Common stock, par value $ 10 per share; 200,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	591	491
Retained earnings (deficit)	417	523
Accumulated other comprehensive income (loss)	(413)	135
Total stockholder’s equity	597	1,151
Total liabilities and stockholder’s equity	$ 11,551	$ 12,978
See accompanying notes to the financial statements.
12
6

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)
Statements of Operations

For the Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Revenues
Premiums	$ 8	$ 13	$ 22
Universal life and investment-type product policy fees	90	105	93
Net investment income	188	157	134
Other revenues	(81)	(96)	(83)
Net investment gains (losses)	(12)	(3)	13
Net derivative gains (losses)	(137)	(76)	129
Total revenues	56	100	308
Expenses
Policyholder benefits and claims	30	(11)	23
Interest credited to policyholder account balances	63	60	38
Amortization of deferred policy acquisition costs	26	(2)	38
Other expenses	81	77	77
Total expenses	200	124	176
Income (loss) before provision for income tax	(144)	(24)	132
Provision for income tax expense (benefit)	(38)	(6)	25
Net income (loss)	$ (106)	$ (18)	$ 107
See accompanying notes to the financial statements.
12
7

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)
Statements of Comprehensive Income (Loss)

For the Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Net income (loss)	$ (106)	$ (18)	$ 107
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(706)	(161)	177
Unrealized gains (losses) on derivatives	12	6	(5)
Other comprehensive income (loss), before income tax	(694)	(155)	172
Income tax (expense) benefit related to items of other comprehensive income (loss)	146	32	(36)
Other comprehensive income (loss), net of income tax	(548)	(123)	136
Comprehensive income (loss)	$ (654)	$ (141)	$ 243
See accompanying notes to the financial statements.
12
8

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)
Statements of Stockholder’s Equity

For the Years Ended December 31, 2022, 2021 and 2020
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Stockholder Equity
Balance at December 31, 2019	$ 2	$ 491	$ 434	$ 122	$ 1,049
Net income (loss)			107		107
Other comprehensive income (loss), net of income tax				136	136
Balance at December 31, 2020	2	491	541	258	1,292
Net income (loss)			(18)		(18)
Other comprehensive income (loss), net of income tax				(123)	(123)
Balance at December 31, 2021	2	491	523	135	1,151
Capital contribution		100			100
Net income (loss)			(106)		(106)
Other comprehensive income (loss), net of income tax				(548)	(548)
Balance at December 31, 2022	$ 2	$ 591	$ 417	$ (413)	$ 597
See accompanying notes to the financial statements.
12
9

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Statements of Cash Flows

For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Cash flows from operating activities
Net income (loss)	$ (106)	$ (18)	$ 107
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	—	(2)	1
(Gains) losses on investments, net	12	3	(13)
(Gains) losses on derivatives, net	130	37	(124)
Interest credited to policyholder account balances	63	60	38
Universal life and investment-type product policy fees	(90)	(105)	(93)
Change in accrued investment income	7	(27)	(3)
Change in premiums, reinsurance and other receivables	28	(23)	(35)
Change in deferred policy acquisition costs	(29)	(60)	(4)
Change in income tax	(71)	(5)	—
Change in other assets	87	98	90
Change in future policy benefits and other policy-related balances	47	6	68
Change in other liabilities	(66)	7	(37)
Net cash provided by (used in) operating activities	12	(29)	(5)
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	699	490	480
Mortgage loans	42	77	60
Purchases of:
Fixed maturity securities	(815)	(1,499)	(1,023)
Equity securities	(1)	(3)	—
Mortgage loans	(457)	(249)	(80)
Cash received in connection with freestanding derivatives	110	466	313
Cash paid in connection with freestanding derivatives	(437)	(119)	(231)
Net change in short-term investments	13	58	(20)
Net change in other invested assets	—	—	1
Net cash provided by (used in) investing activities	(846)	(779)	(500)
Cash flows from financing activities
Policyholder account balances:
Deposits	947	980	672
Withdrawals	(182)	(106)	(100)
Net change in payables for collateral under derivative transactions	(137)	194	52
Short-term debt issued	125	—	100
Short-term debt repaid	—	—	(100)
Capital contribution	100	—	—
Financing element on certain derivative instruments and other derivative related transactions, net	5	—	8
Net cash provided by (used in) financing activities	858	1,068	632
Change in cash, cash equivalents and restricted cash	24	260	127
Cash, cash equivalents and restricted cash, beginning of year	535	275	148
Cash, cash equivalents and restricted cash, end of year	$ 559	$ 535	$ 275
1
30

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Statements of Cash Flows
 (continued)

For the Years Ended December 31, 2022, 2021 and 2020

(In millions)
	2022	2021	2020
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$ 2	$ —	$ 1
Income tax	$ 33	$ (5)	$ 25

1
31

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
“BLNY” and the “Company” refer to Brighthouse Life Insurance Company of NY, a New York domiciled life insurance company. Brighthouse Life Insurance Company of NY is a wholly-owned subsidiary of Brighthouse Life Insurance Company, which is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. (“BHF” and together with its subsidiaries,
“Brighthouse Financial”). The Company is licensed to transact business in the state of New York.
The Company markets or administers a range of annuity and life insurance products to individuals. The Company is organized into
two segments: Annuities and Life. In addition, the Company reports certain of its results of operations in
Corporate & Other.
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the
Company’s business and operations. Actual results could differ from these estimates.
Summary of Significant Accounting Policies
Insurance
Future Policy Benefit Liabilities and Policyholder Account Balances
The Company establishes liabilities for future amounts payable under insurance policies. Insurance liabilities are generally equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company’s experience and include a margin for adverse deviation. The most significant assumptions used in the establishment of liabilities for future policy benefits are mortality, benefit election and utilization, withdrawals, policy lapse, and investment returns as appropriate to the respective product type.
For traditional long-duration insurance contracts (term life insurance and income annuities), assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the
Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. To assess whether a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced and measured for profitability. In applying the profitability criteria, groupings are limited by segment.
The Company is also required to reflect the effect of investment gains and losses in its premium deficiency testing.
When a premium deficiency exists related to unrealized gains and losses, any reductions in deferred acquisition costs or increases in insurance liabilities are recorded to other comprehensive income (loss) (“OCI”).
Policyholder account balances relate to customer deposits on deferred annuity contracts and are equal to the sum of deposits, plus interest credited, less charges and withdrawals. The Company may also hold additional liabilities for certain guaranteed benefits related to these contracts.
The Company issues directly, certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid.
Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for
as
1
32

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
 (continued)
an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or
(ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.
Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits (“GMDB”), the portion of guaranteed minimum income benefits (“GMIB”) that require annuitization, and the life contingent portion of guaranteed minimum withdrawal benefits (“GMWB”).
Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, guaranteed minimum accumulation benefits (“GMAB”) and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent “excess” fees and are reported in universal life and investment-type product policy fees.
Recognition of Insurance Revenues and Deposits
Premiums related to traditional life insurance and annuity contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to the amount of expected future benefit payments.
Deposits related to deferred annuities are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder.
Premiums, policy fees, policyholder benefits and expenses are reported net of reinsurance.
Deferred Policy Acquisition Costs and Deferred Sales Inducements
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs (“DAC”). These costs mainly consist of commissions and include the portion of employees’
compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.
The Company amortizes DAC related to term life insurance over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC balance is deemed to be unrecoverable from future expected profits.
The Company amortizes DAC on deferred annuities over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, in-force or persistency, benefit elections and utilization, and withdrawals.
When significant negative gross profits are expected in future periods, the Company substitutes the amount of insurance in-force for expected future gross profits as the amortization basis for DAC.
13
3

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
 (continued)
Assumptions for DAC are reviewed at least annually, and if they change significantly, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to net income. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.
The Company updates expected future gross profits to reflect the actual gross profits for each period, including changes to its nonperformance risk related to embedded derivatives and the actual amount of business remaining in-force. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the actual gross profits are below the previously expected future gross profits.
DAC balances on deferred annuities are also adjusted to reflect the effect of investment gains and losses and certain embedded derivatives (including changes in nonperformance risk). These adjustments can create fluctuations in net income from period to period. Changes in DAC balances related to unrealized gains and losses are recorded to OCI.
DAC balances and amortization for variable annuities can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. The Company’s practice of determining changes in separate account returns assumes that long-term appreciation in equity markets is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.
Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC is written off immediately as net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.
The Company also has intangible assets representing deferred sales inducements (“DSI”) which are included in other assets. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of DSI is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews
DSI
to determine whether the assets are impaired.
Reinsurance
The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and related party reinsurers. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.
For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting.
Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.
13
4

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
 (continued)
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The
Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld.
The Company cedes the risk associated with the variable annuities with guaranteed minimum benefits to
Brighthouse Life Insurance Company. Certain features of the ceded guarantees are accounted for as an embedded derivative and measured at fair value.
Index-linked Annuities
The Company issues index-linked annuities. The crediting rate associated with index-linked annuities is accounted for at fair value as an embedded derivative. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. In subsequent periods, the embedded derivative is remeasured at fair value while the reduction in initial deposit is accreted back up to the initial deposit over the estimated life of the contract.
Investments
Net Investment Income and Net Investment Gains (Losses)
Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains
(losses), unless otherwise stated herein.
Fixed Maturity Securities Available-For-Sale
The Company’s fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) (collectively, “Structured Securities”)
considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.
Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive Structured
Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.
13
5

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
 (continued)
The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management’s case by case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.
For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).
For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.
Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).
Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.
Mortgage Loans
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company’s best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.
Limited Liability Companies
The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee’s operations; when the Company has virtually no influence over the investee’s operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period;
while distributions on investments carried at estimated fair value are recognized as earned or received.
Short-term Investments
Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company’s short-term investments generally involve large dollar amounts that turn over quickly and have short maturities. For the year ended December 31, 2022, gross cash receipts from sales and purchases of short-term investments were $
14 million and $
1 million, respectively.
13
6

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
 (continued)
Other Invested Assets
Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried at estimated fair value on the Company’s balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).
The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.
Hedge Accounting
The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).
Embedded Derivatives
The Company has certain insurance and reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. These host contracts include: variable annuities with guaranteed minimum benefits; index-linked annuities that are directly written; and ceded reinsurance of variable annuity with guaranteed minimum benefits. Embedded derivatives within asset host contracts are reported in
13
7

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
 (
continued
)
premiums, reinsurance and other receivables. Embedded derivatives within liability host contracts are reported in policyholder account balances. Changes in the estimated fair value of the embedded derivative are reported in net derivative gains (losses).
See “— Variable Annuity Guarantees,” “— Index-Linked Annuities” and “— Reinsurance” for additional information
on the accounting policies for embedded derivatives bifurcated from variable annuity and reinsurance host contracts.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price)
in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
In determining the estimated fair value of the Company’s investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.
Separate Accounts
Separate accounts underlying the Company’s variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company’s general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.
Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.
The Company receives asset-based distribution and service fees from mutual funds available to the annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.
Income Tax
The Company’s income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes (“ASC 740”) to the
standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company’s accounting for income taxes represents management’s best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company’s separation from MetLife, Inc. (“Separation”) have been allocated to the
Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC
740.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
13
8

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
 (continued)
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.
On August 16, 2022, the Inflation Reduction Act was signed into law by President Biden. The Inflation Reduction Act establishes a 15% corporate alternative minimum tax (“CAMT”) for corporations whose average annual adjusted financial statement income for any consecutive three–tax year period ending after December 31, 2021, and preceding the tax year exceeds $1 billion. The provision is effective for tax years beginning after December 31, 2022. The Company elects not to consider any future effects resulting from potential applicability of the CAMT when assessing the valuation allowance for regular deferred taxes.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.
Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
Litigation and Other Loss Contingencies
The Company may be a party to or involved in legal disputes, including litigation matters and disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.
In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.
Other Accounting Policies
Cash and Cash Equivalents
The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.
13
9

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
 (continued)
Employee Benefit Plans
Brighthouse Services, LLC (“ServiceCo”), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company, an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its statement of operations, the Company has included expenses associated with its participants in these plans.
Adoption of New Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASU”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. There were no significant ASUs adopted as of December 31, 2022.
Future Adoption of New Accounting Pronouncements
In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance
(Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts (“LDTI”)). LDTI is effective for fiscal years beginning after January 1, 2023. LDTI will result in significant changes to the measurement, presentation and disclosure requirements for long-duration insurance contracts. A summary of the most significant changes is provided below:
(1) Guaranteed benefits associated with variable annuity and certain fixed annuity contracts will be classified and reported separately on the balance sheets as market risk benefits (“MRB”). MRBs will be measured at fair value through net income and reported separately on the statements of operations, except for instrument-specific credit risk changes, which will be recognized in OCI.
(2) Cash flow assumptions used to measure the liability for future policy benefits on traditional long-duration contracts
(including term life insurance and immediate annuities) will be updated on an annual basis using a retrospective method. The resulting remeasurement gain or loss will be reported separately on the statements of operations along with the remeasurement gain or loss on universal life-type contract liabilities.
(3) The discount rate assumption used to measure the liability for traditional long-duration contracts will be based on an upper-medium grade fixed income yield, updated quarterly, with changes recognized in OCI.
(4) DAC for all insurance products are required to be amortized on a constant-level basis over the expected term of the contracts, using amortization methods that are not a function of revenue or profit emergence. Changes in assumptions used to amortize DAC will be recognized as a revision to future amortization amounts.
(5) There will be a significant increase in required disclosures, including disaggregated roll-forwards of insurance contract assets and liabilities supplemented by qualitative and quantitative information regarding the cash flows, assumptions, methods and judgements used to measure those balances.
LDTI will be applied to the earliest period reported in the financial statements, making the transition date January 1,
2021. The MRB changes are required to be applied on a retrospective basis, while the changes for insurance liability assumption updates and DAC amortization will be applied to existing carrying amounts on the transition date.
LDTI will have a significant impact on the Company’s financial statements. The most significant impact will be the requirement that all variable annuity guarantees be considered MRBs and measured at fair value, because a significant amount of variable annuity guarantees are classified as insurance liabilities under current GAAP. The impacts to the financial statements are highly dependent on market conditions, especially interest rates.
The Company estimates the impact of LDTI adoption to total stockholder’s equity as of December 31, 2021 to be a reduction of less than $200 million. The changes from the adoption of LDTI are primarily driven by the MRB changes and to a lesser extent the requirement to update the discount rate quarterly in the measurement of the liability for traditional
1
40

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
 (continued)
long-duration contracts. Based on prevailing interest rates at December 31, 2022, the Company expects the impact of LDTI to total stockholder’s equity as of December 31, 2022 to be significantly lower as compared to such impact as of December 31,
2021.
The Company has made significant progress toward adopting the new guidance, including updating systems, validating computations, establishing proper controls, finalizing accounting policies and preparing financial disclosures. Implementation remains in process as of December 31, 2022 as the Company continues to refine its internal controls and processes in advance of formal implementation in
2023.
2. Segment Information
The Company is organized into two segments: Annuities and Life. In addition, the Company reports certain of its results of operations in Corporate & Other.
Annuities
The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders’ needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.
Life
The Life segment consists of insurance products and services, mainly term life insurance, designed to address policyholders’ needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.
Corporate & Other
Corporate & Other contains the excess capital not allocated to the segments and expenses associated with certain legal proceedings and income tax audit issues.
Financial Measures and Segment Accounting Policies
Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by contract holders by highlighting the results of operations and the underlying profitability drivers of the business.
Adjusted earnings, which may be positive or negative, focuses on the Company’s primary businesses by excluding the impact of market volatility, which could distort trends.
The following are significant items excluded from total revenues in calculating adjusted earnings:
•
Net investment gains (losses);
•
Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment; and
•
Certain variable annuity GMIB fees (“GMIB Fees”).
The following are significant items excluded from total expenses in calculating adjusted earnings:
•
Amounts associated with benefits related to GMIBs (“GMIB Costs”);
•
Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets; and
1
41

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
2. Segment Information
 (continued)
•
Amortization of DAC related to (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.
The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from the
Company’s effective tax rate.
The segment accounting policies are the same as those used to prepare the Company’s financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.
Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company’s variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital (“RBC”). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment’s respective invested assets.
Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2022
	Annuities	Life	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$ 14	$ 7	$ (2)	$ 19
Provision for income tax expense (benefit)	1	1	(6)	(4)
Adjusted earnings	$ 13	$ 6	$ 4	23
Adjustments for:
Net investment gains (losses)				(12)
Net derivative gains (losses)				(137)
Other adjustments to net income (loss)				(14)
Provision for income tax (expense) benefit				34
Net income (loss)				$ (106)
Interest revenue	$ 153	$ 33	$ 2
Interest expense	$ —	$ —	$ 3

1
42

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
2. Segment Information
 (
continued
)

	Year Ended December 31, 2021
	Annuities	Life	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$ (22)	$ 16	$ 4	$ (2)
Provision for income tax expense (benefit)	(6)	4	1	(1)
Adjusted earnings	$ (16)	$ 12	$ 3	(1)
Adjustments for:
Net investment gains (losses)				(3)
Net derivative gains (losses)				(76)
Other adjustments to net income (loss)				57
Provision for income tax (expense) benefit				5
Net income (loss)				$ (18)
Interest revenue	$ 121	$ 35	$ 1

	Year Ended December 31, 2020
	Annuities	Life	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$ (11)	$ 33	$ (6)	$ 16
Provision for income tax expense (benefit)	(4)	7	(2)	1
Adjusted earnings	$ (7)	$ 26	$ (4)	15
Adjustments for:
Net investment gains (losses)				13
Net derivative gains (losses)				129
Other adjustments to net income (loss)				(26)
Provision for income tax (expense) benefit				(24)
Net income (loss)				$ 107
Interest revenue	$ 97	$ 36	$ 1
Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Annuities	$ 156	$ 125	$ 104
Life	34	39	48
Corporate & Other	2	2	2
Adjustments	(136)	(66)	154
Total	$ 56	$ 100	$ 308

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
2. Segment Information
 (continued)
Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2022	2021
	(In millions)
Annuities	$ 9,165	$ 10,745
Life	1,767	1,863
Corporate & Other	619	370
Total	$ 11,551	$ 12,978
Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Annuity products	$ 16	$ 16	$ 20
Life insurance products	1	6	12
Total	$ 17	$ 22	$ 32
All of the Company’s premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.
Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2022, 2021 and 2020.
3. Insurance
Insurance Liabilities
Insurance liabilities are comprised of future policy benefits, policyholder account balances and other policy-related balances included on the balance sheets.
Assumptions for Future Policyholder Benefits and Policyholder Account Balances
For term life insurance, assumptions for mortality and persistency are based upon the Company’s experience. Interest rate assumptions for the aggregate future policy benefit liabilities range from
3% to
5%. The liability for single premium
immediate annuities is based on the present value of expected future payments using the Company’s experience for mortality assumptions, with interest rate assumptions used in establishing such liabilities ranging from
1% to
8%.
Policyholder account balances liabilities for deferred annuities have interest credited rates ranging from 1% to 6%.
Guarantees
The Company issues variable annuity contracts with guaranteed minimum benefits. GMDBs, the life contingent portion of GMWBs and certain portions of GMIBs are accounted for as insurance liabilities in future policyholder benefits, while other guarantees are accounted for in whole or in part as embedded derivatives in policyholder account balances and are further discussed in Note 7. The most significant assumptions for variable annuity guarantees included in future policyholder benefits are projected general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.
See Note 1 for more information on guarantees accounted for as insurance liabilities.

14
4

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial State
men
ts
 (continued)
3. Insurance
 (continued)
Information regarding the liabilities for guarantees (excluding policyholder account balances and embedded derivatives)
relating to variable annuity contracts was as follows:

	Variable Annuity Contracts
	GMDBs	GMIBs	Total
	(In millions)
Direct
Balance at January 1, 2020	$ 14	$ 202	$ 216
Incurred guaranteed benefits	(1)	64	63
Paid guaranteed benefits	(1)	—	(1)
Balance at December 31, 2020	12	266	278
Incurred guaranteed benefits	6	(8)	(2)
Paid guaranteed benefits	—	—	—
Balance at December 31, 2021	18	258	276
Incurred guaranteed benefits	7	37	44
Paid guaranteed benefits	1	—	1
Balance at December 31, 2022	$ 26	$ 295	$ 321
Ceded
Balance at January 1, 2020	$ 12	$ 74	$ 86
Incurred guaranteed benefits	—	34	34
Paid guaranteed benefits	(1)	—	(1)
Balance at December 31, 2020	11	108	119
Incurred guaranteed benefits	5	(2)	3
Paid guaranteed benefits	—	—	—
Balance at December 31, 2021	16	106	122
Incurred guaranteed benefits	10	14	24
Paid guaranteed benefits	(2)	1	(1)
Balance at December 31, 2022	$ 24	$ 121	$ 145
Net
Balance at January 1, 2020	$ 2	$ 128	$ 130
Incurred guaranteed benefits	(1)	30	29
Paid guaranteed benefits	—	—	—
Balance at December 31, 2020	1	158	159
Incurred guaranteed benefits	1	(6)	(5)
Paid guaranteed benefits	—	—	—
Balance at December 31, 2021	2	152	154
Incurred guaranteed benefits	(3)	23	20
Paid guaranteed benefits	3	(1)	2
Balance at December 31, 2022	$ 2	$ 174	$ 176

14
5

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
3. Insurance
 (continued)
Information regarding the Company’s guarantee exposure was as follows at:

December 31,
	2022		2021
	In the Event of Death	At Annuitization	In the Event of Death	At Annuitization
(Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3)	$ 3,924	$ 2,814	$ 5,154	$ 3,799
Separate account value	$ 3,919	$ 2,814	$ 5,146	$ 3,796
Net amount at risk	$ 396 (4)	$ 271 (5)	$ 4 (4)	$ 319 (5)
Average attained age of contract holders	70 years	70 years	70 years	69 years

(1)
The Company’s annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.
(2)
Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the net amount at risk reported reflects the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 5 for a discussion of guaranteed minimum benefits which have been reinsured.
(
3)
Includes the contract holder’s investments in the general account and separate account, if applicable.
(4)
Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.
(5)
Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company’s potential economic exposure to such guarantees in the event all contract holders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contract holders have achieved.
Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2022	2021
	(In millions)
Fund Groupings:
Balanced	$ 2,330	$ 3,095
Equity	1,118	1,471
Bond	474	583
Total	$ 3,922	$ 5,149

14
6

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
4. Deferred Policy Acquisition Costs and Deferred Sales Inducements
See Note 1 for a description of capitalized acquisition costs.
Information regarding DAC was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DAC:
Balance at January 1,	$ 224	$ 160	$ 175
Capitalizations	55	58	42
Amortization related to net investment gains (losses) and net derivative gains (losses)	3	34	18
All other amortization	(29)	(32)	(56)
Total amortization	(26)	2	(38)
Unrealized investment gains (losses)	72	4	(19)
Balance at December 31,	$ 325	$ 224	$ 160
Information regarding DSI was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DSI:
Balance at January 1,	$ 18	$ 18	$ 25
Amortization	(2)	—	(7)
Balance at December 31,	$ 16	$ 18	$ 18
5. Reinsurance
The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks
and
provide additional capacity for future growth.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.
Annuities
For annuities, the Company currently reinsures to its parent, Brighthouse Life Insurance Company,
100
% of certain
variable annuity risks or
100% of the living and death benefit guarantees issued in connection with variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.
14
7

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
5. Reinsurance
 (continued)
Life
For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently retains up to $
100,000 per life and reinsures
100% of
amounts in excess of the amount the Company retains. In addition to reinsuring mortality risk as described above, the
Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.
Catastrophe Coverage
The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company’s results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.
Reinsurance Recoverables
The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.
The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts, and irrevocable letters of credit. These reinsurance recoverable balances are stated
net of allowances for uncollectible reinsurance, which at both December 31, 2022 and 2021, were not significant. The
Company had $
20 million and $
19 million of unsecured reinsurance recoverable balances with third-party reinsurers at
December 31, 2022 and 2021, respectively.
At December 31, 2022, the Company had $
449
 million of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $
446 million, or
99%, were with the Company’s five largest ceded reinsurers, including $
17 million of
net ceded reinsurance recoverables which were unsecured. At December 31, 2021, the Company had $
454 million of net
ceded reinsurance recoverables with third-party reinsurers. Of this total, $
451 million, or
99
%, were with the Company’s five
largest ceded reinsurers, including
$
16
million of net ceded reinsurance recoverables which were unsecured.
14
8

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
5. Reinsurance
 (continued)
The amounts on the statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Direct premiums	$ 71	$ 75	$ 82
Reinsurance ceded	(63)	(62)	(60)
Net premiums	$ 8	$ 13	$ 22
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$ 94	$ 109	$ 97
Reinsurance ceded	(4)	(4)	(4)
Net universal life and investment-type product policy fees	$ 90	$ 105	$ 93
Other revenues
Direct other revenues	$ 12	$ 16	$ 13
Reinsurance ceded	(93)	(112)	(96)
Net other revenues	$ (81)	$ (96)	$ (83)
Policyholder benefits and claims
Direct policyholder benefits and claims	$ 129	$ 71	$ 149
Reinsurance ceded	(99)	(82)	(126)
Net policyholder benefits and claims	$ 30	$ (11)	$ 23
Other expenses
Direct other expenses	$ 83	$ 80	$ 80
Reinsurance ceded	(2)	(3)	(3)
Net other expenses	$ 81	$ 77	$ 77
The amounts on the balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

December 31,
	2022			2021
	Direct	Ceded	Total Balance Sheet	Direct	Ceded	Total Balance Sheet
(In millions)
Assets
Premiums, reinsurance and other receivables	$ 18	$ 978	$ 996	$ 22	$ 1,100	$ 1,122
Liabilities
Other liabilities	$ 239	$ 682	$ 921	$ 197	$ 790	$ 987
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $
438 million and
$
445 million at December 31, 2022 and 2021, respectively. There were no deposit liabilities on reinsurance at both
December 31, 2022 and 2021.
14
9

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
5. Reinsurance
 (continued)
Related Party Reinsurance Transactions
Information regarding the significant effects of ceded related party reinsurance included on the statements of operations was as follows:

Years Ended December 31,
	2022	2021	2020
(In millions)
Premiums	$ (47)	$ (45)	$ (43)
Universal life and investment-type product policy fees	$ (3)	$ (3)	$ (4)
Other revenues	$ (93)	$ (112)	$ (96)
Policyholder benefits and claims	$ (90)	$ (76)	$ (120)
Other expenses	$ (7)	$ (8)	$ (7)
Information regarding the significant effects of ceded related party reinsurance included on the balance sheets was as follows at:

	December 31,
	2022	2021
	(In millions)
Assets
Premiums, reinsurance and other receivables	$ 523	$ 637
Liabilities
Other liabilities	$ 248	$ 347
The Company cedes risks to Brighthouse Life Insurance Company related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their estimated fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were $255 million and $351 million at December 31,
2022 and 2021, respectively. Net derivative gains (losses) associated with the embedded derivatives were
($98) million,($128) million and $138 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts. The Company had no unsecured related party reinsurance recoverable balances at both December 31, 2022 and 2021.
Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on related party reinsurance were
$3 million at both December 31, 2022 and 2021. There were no deposit liabilities on related party reinsurance at both
December 31, 2022 and 2021.

1
50

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
6. Investments
See Notes 1 and 8 for a description of the Company’s accounting policies for investments and the fair value hierarchy for investments and the related valuation methodologies.
Fixed Maturity Securities Available-for-sale
Fixed Maturity Securities by Sector
Fixed maturity securities by sector were as follows at:

	December 31, 2022					December 31, 2021
	Amortized Cost	Allowance for Credit Losses	Gross Unrealized		Estimated Fair Value	Amortized Cost	Allowance for Credit Losses	Gross Unrealized		Estimated Fair Value
			Gains	Losses				Gains	Losses
	(In millions)
U.S. corporate	$ 2,349	$ —	$ 2	$ 321	$ 2,030	$ 2,315	$ —	$ 143	$ 15	$ 2,443
Foreign corporate	779	—	1	109	671	669	—	31	7	693
CMBS	358	—	—	41	317	333	—	18	2	349
ABS	295	—	—	14	281	312	—	1	—	313
RMBS	304	—	2	31	275	270	—	11	2	279
State and political subdivision	298	—	1	54	245	290	—	15	2	303
U.S. government and agency	205	—	—	13	192	252	—	40	—	292
Foreign government	17	—	—	3	14	23	—	2	—	25
Total fixed maturity securities	$ 4,605	$ —	$ 6	$ 586	$ 4,025	$ 4,464	$ —	$ 261	$ 28	$ 4,697
The Company did not hold any non-income producing fixed maturity securities at December 31, 2022 or December 31,
2021.
Maturities of Fixed Maturity Securities
The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at
December 31, 2022:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
(In millions)
Amortized cost	$ 72	$ 1,022	$ 1,411	$ 1,143	$ 957	$ 4,605
Estimated fair value	$ 71	$ 951	$ 1,220	$ 910	$ 873	$ 4,025
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.
1
51

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
6. Investments
 (continued)
Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector
The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2022				December 31, 2021
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$ 1,605	$ 217	$ 362	$ 104	$ 583	$ 13	$ 21	$ 2
Foreign corporate	500	64	160	45	193	5	11	2
CMBS	254	26	63	15	72	2	10	—
ABS	164	8	107	6	138	—	2	—
RMBS	165	16	79	15	114	2	—	—
State and political subdivision	139	33	85	21	107	2	—	—
U.S. government and agency	178	13	—	—	—	—	—	—
Foreign government	13	2	1	1	6	—	2	—
Total fixed maturity securities	$ 3,018	$ 379	$ 857	$ 207	$ 1,213	$ 24	$ 46	$ 4
Total number of securities in an unrealized loss position	1,293		497		602		20
Allowance for Credit Losses for Fixed Maturity Securities
Evaluation and Measurement Methodologies
For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security’s amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer’s failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.
Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).
1
52

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
6. Investments
 (continued)
Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.
Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $
32 million and $
30 million at December 31, 2022 and 2021,
respectively, and is included in accrued investment income.
Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration (“PCD”). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.
Current Period Evaluation
Based on the Company’s current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of less than $
1 million on
three fixed maturity securities at December 31, 2022. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities’ bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer-specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2022		2021
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$ 940	77.2%	$ 593	73.1%
Agricultural	283	23.2	220	27.1
Total mortgage loans	1,223	100.4	813	100.2
Allowance for credit losses	(5)	(0.4)	(2)	(0.2)
Total mortgage loans, net	$ 1,218	100.0%	$ 811	100.0%
15
3

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
6. Investments
 (continued)
Allowance for Credit Losses for Mortgage Loans
Evaluation and Measurement Methodologies
The allowance for credit losses is a valuation account that is deducted from the mortgage loan’s amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.
Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income.
The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $
6 million and
$
4 million at December 31, 2022 and 2021, respectively.
The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.
Mortgage loans are evaluated in both portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity. The resulting loss rates are applied to the mortgage loan’s amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan’s amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, expected troubled debt restructurings (“TDR”), foreclosure probable loans, and loans with dissimilar risk characteristics.
Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment
The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Total
	(In millions)
Balance at January 1, 2020	$ 1	$ 1	$ 2
Current period provision	—	—	—
Balance at December 31, 2020	1	1	2
Current period provision	—	—	—
Balance at December 31, 2021	1	1	2
Current period provision	3	—	3
Balance at December 31, 2022	$ 4	$ 1	$ 5

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brigh
tho
use Financial, Inc.)

Notes to the Financial Statements
 (continued)

6. Investments
 (continued)

Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2022	2021	2020	2019	2018	Prior	Total
	(In millions)
December 31, 2022
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$ 345	$ 171	$ 31	$ 108	$ 10	$ 135	$ 800
65% to 75%	37	—	—	25	13	41	116
76% to 80%	—	—	—	5	—	—	5
Greater than 80%	—	—	—	10	5	4	19
Total commercial mortgage loans	382	171	31	148	28	180	940
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	48	41	43	31	16	36	215
65% to 75%	26	34	—	7	1	—	68
Total agricultural mortgage loans	74	75	43	38	17	36	283
Total	$ 456	$ 246	$ 74	$ 186	$ 45	$ 216	$ 1,223

15
5

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
6. Investments
 (continued)

	2021	2020	2019	2018	2017	Prior	Total
	(In millions)
December 31, 2021
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$ 121	$ 31	$ 100	$ 16	$ 13	$ 158	$ 439
65% to 75%	50	—	52	13	7	16	138
76% to 80%	—	—	—	—	—	1	1
Greater than 80%	—	—	—	5	—	10	15
Total commercial mortgage loans	171	31	152	34	20	185	593
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	42	45	33	17	6	35	178
65% to 75%	34	—	7	1	—	—	42
Total agricultural mortgage loans	76	45	40	18	6	35	220
Total	$ 247	$ 76	$ 192	$ 52	$ 26	$ 220	$ 813
The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than
100% indicates an excess
of collateral value over the loan amount. Loan-to-value ratios greater than
100% indicate that the loan amount exceeds the
collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.
The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2022		2021
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt service coverage ratios:
Greater than 1.20x	$ 894	95.1%	$ 510	86.0%
1.00x - 1.20x	21	2.2	46	7.8
Less than 1.00x	25	2.7	37	6.2
Total	$ 940	100.0%	$ 593	100.0%
The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.
15
6

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
6. Investments
 (continued)
Past Due Mortgage Loans by Portfolio Segment
The Company has a high-quality, well performing mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2022 and 2021. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans — 60 days and agricultural mortgage loans — 90 days.
At both December 31, 2022 and 2021 the Company did not have any mortgage loans past due.
Mortgage Loans in Nonaccrual Status by Portfolio Segment
Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.
The Company did not have any mortgage loans in a nonaccrual status at either December 31, 2022 or 2021.
Modified Mortgage Loans by Portfolio Segment
Under certain circumstances, modifications are granted to nonperforming mortgage loans. Each modification is evaluated to determine if a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the amount of debt owed, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company did
not have any mortgage loans modified in a TDR during both years ended
December 31, 2022 and 2021.
Net Unrealized Investment Gains (Losses)
Unrealized investment gains (losses) on fixed maturity securities and the effect on DAC and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) (“AOCI”).
The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities	$ (580)	$ 233	$ 383
Derivatives	19	7	1
Subtotal	(561)	240	384
Amounts allocated from:
Future policy benefits	—	(35)	(20)
DAC	38	(34)	(38)
Subtotal	38	(69)	(58)
Deferred income tax benefit (expense)	110	(36)	(68)
Net unrealized investment gains (losses)	$ (413)	$ 135	$ 258
15
7

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
6. Investments
 (continued)
The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$ 135	$ 258	$ 122
Unrealized investment gains (losses) during the year	(801)	(144)	208
Unrealized investment gains (losses) relating to:
Future policy benefits	35	(15)	(17)
DAC	72	4	(19)
Deferred income tax benefit (expense)	146	32	(36)
Balance at December 31,	$ (413)	$ 135	$ 258
Change in net unrealized investment gains (losses)	$ (548)	$ (123)	$ 136

15
8

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
6. Investments
 (continued)
Concentrations of Credit Risk
There were no investments in any counterparty that were greater than 10% of the Company’s equity, other than the U.S.
government and its agencies, at both December 31, 2022 and 2021.
Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2022	2021
	(In millions)
Invested assets on deposit (regulatory deposits)	$ 1	$ 2
Invested assets pledged as collateral (1)	236	161
Total invested assets on deposit and pledged as collateral (2)	$ 237	$ 163

(1)
The Company has pledged invested assets in connection with derivative transactions (see Note 7).
(2)
The Company did
no
t hold any restricted cash and cash equivalents at either December 31, 2022 or 2021.
Variable Interest Entities
The Company has invested in legal entities that are variable interest entities (“VIE”). VIEs are consolidated when the investor is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE.
There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either
December 31, 2022 or 2021.
The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2022		2021
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$ 342	$ 373	$ 326	$ 308
The Company’s investments in unconsolidated VIEs are described below.
Fixed Maturity Securities
The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The
Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The
Company’s involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or
15
9

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
6. Investments
 (continued)
consolidator, of the VIE. The Company’s maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See “— Fixed Maturity Securities Available-for-sale” for information on these securities.
Net Investment Income
The components of net investment income were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Investment income:
Fixed maturity securities	$ 149	$ 135	$ 112
Mortgage loans	40	26	26
Cash, cash equivalents and short-term investments	6	—	1
Other	2	2	1
Total investment income	197	163	140
Less: Investment expenses	9	6	6
Net investment income	$ 188	$ 157	$ 134
Net Investment Gains (Losses)
Components of Net Investment Gains (Losses)
The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities	$ (10)	$ (2)	$ 13
Mortgage loans	(2)	—	—
Other	—	(1)	—
Total net investment gains (losses)	$ (12)	$ (3)	$ 13
Sales or Disposals of Fixed Maturity Securities
Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Proceeds	$ 459	$ 153	$ 321
Gross investment gains	$ 7	$ 1	$ 14
Gross investment losses	(17)	(3)	(1)
Net investment gains (losses)	$ (10)	$ (2)	$ 13

1
60

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
7. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate and equity market.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates and/or financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. The Company’s
OTC derivatives are settled bilateral contracts between two counterparties (“OTC-bilateral”).
Interest Rate Derivatives
Interest rate caps: The Company uses interest rate caps to protect against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.
Foreign Currency Exchange Rate Derivatives
Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.
Equity Market Derivatives
Equity index options: The Company uses equity index options to hedge index-linked annuity products against adverse changes in equity markets. Equity index options are used in non-qualifying hedging relationships.
Equity total return swaps: The Company uses equity total return swaps to hedge index-linked annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.
1
61

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
7. Derivatives
 (continued)
Primary Risks Managed by Derivatives
The primary underlying risk exposure, gross notional amount and estimated fair value of derivatives held were as follows at:

	Primary Underlying Risk Exposure	December 31,
		2022			2021
		Gross Notional Amount	Estimated Fair Value		Gross Notional Amount	Estimated Fair Value
			Assets	Liabilities		Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency swaps	Foreign currency exchange rate	$ 164	$ 19	$ —	$ 125	$ 7	$ 1
Total qualifying hedges		164	19	—	125	7	1
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate caps	Interest rate	800	12	—	800	2	—
Foreign currency swaps	Foreign currency exchange rate	16	4	—	16	4	—
Equity index options	Equity market	2,761	171	72	2,576	268	137
Equity total return swaps	Equity market	2,392	59	35	2,089	61	3
Total non-designated or non-qualifying derivatives		5,969	246	107	5,481	335	140
Embedded derivatives:
Ceded guaranteed minimum income benefits	Other	N/A	255	—	N/A	351	—
Direct guaranteed minimum benefits	Other	N/A	—	(21)	N/A	—	(30)
Direct index-linked annuities	Other	N/A	—	529	N/A	—	792
Total embedded derivatives	Other	N/A	255	508	N/A	351	762
Total		$ 6,133	$ 520	$ 615	$ 5,606	$ 693	$ 903

1
62

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
7. Derivatives
 (continued)
The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses)
pertaining to hedged items reported in net derivative gains (losses) were as follows:

	Year Ended December 31, 2022
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate	$ —	$ —	$ 2	$ 12
Total cash flow hedges	—	—	2	12
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	10	—	—	—
Foreign currency exchange rate	1	(1)	—	—
Equit y market	(426)	—	—	—
Embedded	279	—	—	—
Total non-qualifying hedges	(136)	(1)	—	—
Total	$ (136)	$ (1)	$ 2	$ 12

	Year Ended December 31, 2021
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate	$ —	$ —	$ 1	$ 6
Total cash flow hedges	—	—	1	6
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	1	—	—	—
Foreign currency exchange rate	—	—	—	—
Equity market	368	—	—	—
Embedded	(445)	—	—	—
Total non-qualifying hedges	(76)	—	—	—
Total	$ (76)	$ —	$ 1	$ 6

16
3

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
7. Derivatives
 (continued)

	Year Ended December 31, 2020
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Foreign currency exchange rate	$ —	$ —	$ 1	$ (5)
Total cash flow hedges	—	—	1	(5)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(1)	—	—	—
Foreign currency exchange rate	1	—	—	—
Equity market	195	—	—	—
Embedded	(66)	—	—	—
Total non-qualifying hedges	129	—	—	—
Total	$ 129	$ —	$ 1	$ (5)
At December 31, 2022 and 2021, the balance in AOCI associated with cash flow hedges was $19 million and $7 million, respectively.
Counterparty Credit Risk
The Company may be exposed to credit-related losses in the event of counterparty nonperformance
on derivative
instruments.
Generally, the credit exposure is the fair value at the reporting date less any collateral received from
the
counterparty.
The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties;
(iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
See Note 8 for a description of the impact of credit risk on the valuation of derivatives.
16
4

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
7. Derivatives
 (continued)
The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

Gross Amounts Not Offset on the Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
(In millions)
December 31, 2022
Derivative assets	$ 260	$ (65)	$ (189)	$ 6	$ (5)	$ 1
Derivative liabilities	$ 111	$ (65)	$ —	$ 46	$ (45)	$ 1
December 31, 2021
Derivative assets	$ 342	$ (33)	$ (305)	$ 4	$ (3)	$ 1
Derivative liabilities	$ 141	$ (33)	$ —	$ 108	$ (108)	$ —

(
1
)
Represents amounts subject to an enforceable master netting agreement or similar agreement.
(2)
The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.
(3)
Securities collateral received from counterparties is not reported on the balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.
The Company’s collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.
The aggregate estimated fair values of derivatives in a net liability position containing such credit contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2022	2021
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$ 46	$ 108
Estimated Fair Value of Collateral Provided (2):
Fixed maturity securities	$ 235	$ 162

(1)
After taking into consideration the existence of netting agreements.
(2)
Substantially all of the Company’s collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.
16
5

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
8. Fair Value
When developing estimated fair values, the Company considers three broad valuation techniques: (i)
the
market
approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The
Company categorizes its assets and liabilities measured at estimated fair value into a three level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.

16
6

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
8. Fair Value
 (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$ —	$ 2,015	$ 15	$ 2,030
Foreign corporate	—	649	22	671
CMBS	—	317	—	317
ABS	—	270	11	281
RMBS	—	275	—	275
State and political subdivision	—	245	—	245
U.S. government and agency	144	48	—	192
Foreign government	—	13	1	14
Total fixed maturity securities	144	3,832	49	4,025
Equity securities	—	—	4	4
Short-term investments	—	—	—	—
Derivative assets: (1)
Interest rate	—	12	—	12
Foreign currency exchange rate	—	23	—	23
Equity market	—	230	—	230
Total derivative assets	—	265	—	265
Embedded derivatives within asset host contracts (2)	—	—	255	255
Separate account assets	—	3,922	—	3,922
Total assets	$ 144	$ 8,019	$ 308	$ 8,471
Liabilities
Derivative liabilities: (1)
Foreign currency exchange rate	$ —	$ —	$ —	$ —
Equity market	—	107	—	107
Total derivative liabilities	—	107	—	107
Embedded derivatives within liability host contracts (2)	—	—	508	508
Total liabilities	$ —	$ 107	$ 508	$ 615

16
7

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
8. Fair Value
 (continued)

	December 31, 2021
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$ —	$ 2,422	$ 21	$ 2,443
Foreign corporate	—	679	14	693
CMBS	—	349	—	349
ABS	—	303	10	313
RMBS	—	279	—	279
State and political subdivision	—	303	—	303
U.S. government and agency	148	144	—	292
Foreign government	—	23	2	25
Total fixed maturity securities	148	4,502	47	4,697
Equity securities	—	—	3	3
Short-term investments	13	—	—	13
Derivative assets: (1)
Interest rate	—	2	—	2
Foreign currency exchange rate	—	11	—	11
Equity market	—	329	—	329
Total derivative assets	—	342	—	342
Embedded derivatives within asset host contracts (2)	—	—	351	351
Separate account assets	—	5,149	—	5,149
Total assets	$ 161	$ 9,993	$ 401	$ 10,555
Liabilities
Derivative liabilities: (1)
Foreign currency exchange rate	$ —	$ 1	$ —	$ 1
Equity market	—	140	—	140
Total derivative liabilities	—	141	—	141
Embedded derivatives within liability host contracts (2)	—	—	762	762
Total liabilities	$ —	$ 141	$ 762	$ 903

(1)
Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the balance sheets.
(2)
Embedded derivatives within asset host contracts are reported in premiums, reinsurance and other receivables.
Embedded derivatives within liability host contracts are reported in policyholder account balances.
16
8

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
8. Fair Value
 (continued)
Valuation Controls and Procedures
The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial’s
Board of Directors regarding compliance with fair value accounting standards.
The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as “consensus pricing,” are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.
A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.
Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period to period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The
Company did not have significant price adjustments during the year ended December 31, 2022.
Determination of Fair Value
Fixed Maturity Securities
The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.
U.S. corporate and foreign corporate securities:
Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.
U.S. government and agency, state and political subdivision and foreign government securities:
Fair value is determined
using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.
1
69

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
8. Fair Value
 (continued)
Structured Securities:
Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to; collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.
Equity Securities and Short-term Investments
The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.
Equity securities and short-term investments:
Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.
Derivatives
The fair values for OTC-bilateral derivatives classified as Level 2 assets or liabilities are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.
The significant inputs to the pricing models for most OTC-bilateral derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.
Most inputs for OTC-bilateral derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all
OTC-bilateral derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The
Company’s ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Embedded Derivatives
Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees and equity crediting rates within index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
1
70

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
8. Fair Value
 (continued)
The Company issues variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain portions of GMIBs are accounted for as embedded derivatives and measured at estimated fair value separately from the host variable annuity contract. These embedded derivatives are classified in policyholder account balances, with changes in estimated fair value reported in net derivative gains (losses).
The Company determines the fair value of these embedded derivatives by estimating the present value of projected future benefits minus the present value of projected future fees using actuarial and capital markets assumptions including expectations of policyholder behavior. The calculation is based on in-force business and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.
Capital markets assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly-traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.
The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital markets inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for BHF’s debt. These observable spreads are then adjusted to reflect the priority of these liabilities and claims-paying ability of the issuing insurance subsidiaries as compared to BHF’s overall financial strength.
Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.
Transfers Into or Out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
1
71

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
8. Fair Value
 (continued)
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

			December 31, 2022			December 31, 2021
	Valuation Techniques	Significant Unobservable Inputs	Range			Range			Impact of Increase in Input on Estimated Fair Value
Embedded derivatives
Direct, assumed and ceded guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.03%	-	12.62%	0.03%	-	12.62%	Decrease (1)
		• Lapse rates	0.30%	-	14.50%	0.30%	-	14.50%	Decrease (2)
		• Utilization rates	0.00%	-	25.00%	0.00%	-	25.00%	Increase (3)
		• Withdrawal rates	0.25%	-	10.00%	0.25%	-	10.00%	(4)
		• Long-term equity volatilities	16.46%	-	22.01%	16.44%	-	22.16%	Increase (5)
		• Nonperformance risk spread	0.00%	-	1.98%	(0.38)%	-	1.49%	Decrease (6)
(1)
Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old, which represents the majority of the business with living benefits.
Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.
(2)
The range shown reflects base lapse rates for major product categories for duration 1-20, which represents majority of business with living benefit riders. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.
(3)
The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100%
utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract’s withdrawal history and by the age of the policyholder.
(4)
The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase
(decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.
(5)
Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.
1
72

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
8. Fair Value
 (continued)
(6)
Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.
The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.
17
3

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
8. Fair Value
 (continued)
The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Net Embedded Derivatives (2)
	(In millions)
Balance, January 1, 2021	$ 26	$ 6	$ —	$ —	$ 70
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	—	—	—	—	(445)
Total realized/unrealized gains (losses) included in AOCI	—	—	—	—	—
Purchases (5)	19	10	2	3	—
Sales (5)	—	(3)	—	—	—
Issuances (5)	—	—	—	—	—
Settlements (5)	—	—	—	—	(36)
Transfers into Level 3 (6)	6	—	—	—	—
Transfers out of Level 3 (6)	(16)	(3)	—	—	—
Balance, December 31, 2021	35	10	2	3	(411)
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	—	—	—	—	279
Total realized/unrealized gains (losses) included in AOCI	(6)	—	(1)	—	—
Purchases (5)	15	1	—	1	—
Sales (5)	(5)	—	—	—	—
Issuances (5)	—	—	—	—	—
Settlements (5)	—	—	—	—	(121)
Transfers into Level 3 (6)	4	—	—	—	—
Transfers out of Level 3 (6)	(6)	—	—	—	—
Balance, December 31, 2022	$ 37	$ 11	$ 1	$ 4	$ (253)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020 (7)	$ —	$ —	$ —	$ —	$ (111)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021 (7)	$ —	$ —	$ —	$ —	$ (475)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022 (7)	$ —	$ —	$ —	$ —	$ 154
Changes in unrealized gains (losses) included in OCI for the instruments still held at December 31, 2020 (7)	$ —	$ —	$ —	$ —	$ —
Changes in unrealized gains (losses) included in OCI for the instruments still held at December 31, 2021 (7)	$ —	$ —	$ —	$ —	$ —
Changes in unrealized gains (losses) included in OCI for the instruments still held at December 31, 2022 (7)	$ (6)	$ —	$ —	$ —	$ —
17
4

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
8. Fair Value
 (continued)
Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Net Embedded Derivatives (2)
(In millions)
Gains (Losses) Data for the year ended December 31, 2020:
Total realized/unrealized gains (losses) included in net income (loss) (3) (4)	$ —	$ —	$ —	$ —	$ (66)
Total realized/unrealized gains (losses) included in AOCI	$ —	$ —	$ —	$ —	$ —
(1)
Comprised of U.S. and foreign corporate securities.
(2)
Embedded derivative assets and liabilities are reported net for purposes of the rollforward.
(3)
Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write offs are charged to net income (loss) on securities are included in net investment gains (losses).
Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/
unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains
(losses).
(4)
Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.
(5)
Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.
(6)
Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(7)
Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under derivative transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.
17
5

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
8. Fair Value
 (continued)
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

December 31, 2022
Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
(In millions)
Assets
Mortgage loans	$ 1,218	$ —	$ —	$ 1,078	$ 1,078
Premiums, reinsurance and other receivables	$ 440	$ —	$ 2	$ 438	$ 440
Liabilities
Policyholder account balances	$ 784	$ —	$ —	$ 764	$ 764
Short term debt	$ 125	$ —	$ —	$ 125	$ 125
Other liabilities	$ 478	$ —	$ 49	$ 429	$ 478

December 31, 2021
Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
(In millions)
Assets
Mortgage loans	$ 811	$ —	$ —	$ 839	$ 839
Premiums, reinsurance and other receivables	$ 448	$ —	$ 3	$ 445	$ 448
Liabilities
Policyholder account balances	$ 853	$ —	$ —	$ 845	$ 845
Other liabilities	$ 438	$ —	$ 2	$ 436	$ 438
9. Short-term Debt
Intercompany Liquidity Facilities
BHF has established an intercompany liquidity facility with certain of its ins uranc
e and non-insurance subsidiaries to
provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.
On May 16, 2022, BLNY issued a $
125
 million promissory note to Brighthouse Holdings, LLC (the “
May 2022 Promissory
Note”), which bore interest at a fixed rate of
2.5363%. Upon maturity on August 16, 2022, the May 2022 Promissory Note was
replaced with a new promissory note which bore interest at a fixed rate of
4.0466% (the “August 2022 Promissory Note”).
Upon maturity on November 16, 2022, the August 2022 Promissory Note was replaced by a new promissory note that bears interest at a fixed rate of
5.4504% and matures on February 16, 2023 (the “November 2022 Promissory Note”). See Note 15
for more information.
Interest expense related to the affiliated short-term debt above of $
3
 million, $
0
and $
1
 million
for the years ended
December 31, 2022, 2021 and 2020, respectively, is included in other expenses.
17
6

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
10. Equity
Capital Contributions
During the years ended December 31, 2022, 2021 and 2020, the Company received cash capital contributions of
$
100 million, $
0 and $
0, respectively, from Brighthouse Life Insurance Company.
See Note 15 for capital contributions approved subsequent to December 31, 2022.
Statutory Financial Information
The state of New York imposes RBC requirements that were developed by the National Association of Insurance
Commissioners (“NAIC”). The requirements are used by regulators to assess the minimum amount of statutory capital needed for an insurance company to support its operations, based on its size and risk profile. RBC is based on the statutory financial statements and is calculated in a manner prescribed by the NAIC, with the RBC ratio equal to the total adjusted capital (“TAC”)
divided by the applicable company action level. Companies below minimum RBC ratios are subject to corrective action. The
RBC ratio for the Company was in excess of such minimums for all periods presented.
The Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NAIC has adopted standardized accounting guidance (“NAIC SAP”), which in most cases has been adopted by the NYDFS. However, statutory accounting principles continue to be established or modified by New York state laws and regulations.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.
17
7

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
10. Equity
 (continued)
New York has adopted certain prescribed accounting practices that differ from NAIC SAP. These prescribed accounting practices primarily consist of the continuous Commissioners’ Annuity Reserve Valuation Method, which impacts deferred annuities, NYDFS Circular Letter No 11, which impacts deferred premiums, and NYDFS Seventh Amendment to
Regulation 172, which impacts admitted unearned reinsurance premiums. The collective impact of these prescribed accounting practices (increased) decreased the statutory capital and surplus of the Company for the years ended
December 31, 2022 and 2021 by an amount of ($
1) million and $
143 million, respectively, relative to statutory surplus
determined under NAIC SAP.
The tables below present amounts from the Company, which are derived from the statutory-basis financial statements as filed with the NYDFS.
Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2022	2021	2020
		(In millions)
Brighthouse Life Insurance Company of NY	New York	$ (152)	$ (52)	$ (390)
Statutory capital and surplus was as follows at:

	December 31,
Company	2022	2021
	(In millions)
Brighthouse Life Insurance Company of NY	$ 223	$ 357
Dividend Restrictions
The Company is permitted
to pay $
22
 million of dividends in 2023 to its parent without insurance regulatory approval from the NYDFS. The Company did
no
t pay any dividends during the years ended December 31, 2022, 2021 and 2020.
Under New York Insurance Laws, the Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, the Company is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive
“unassigned funds (surplus)”), excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, the Company may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid out of other than earned surplus, the Company may, without prior insurance regulatory clearance, pay an amount up to the lesser of:
(i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, the Company will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the “NY
Superintendent”) and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing.
17
8

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
10. Equity
 (continued)
Accumulated Other Comprehensive Income (Loss)
Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Total
	(In millions)
Balance at December 31, 2019	$ 116	$ 6	$ 122
OCI before reclassifications	190	(5)	185
Deferred income tax benefit (expense) (2)	(40)	1	(39)
AOCI before reclassifications, net of income tax	266	2	268
Amounts reclassified from AOCI	(13)	—	(13)
Deferred income tax benefit (expense) (2)	3	—	3
Amounts reclassified from AOCI, net of income tax	(10)	—	(10)
Balance at December 31, 2020	256	2	258
OCI before reclassifications	(163)	6	(157)
Deferred income tax benefit (expense) (2)	33	(1)	32
AOCI before reclassifications, net of income tax	126	7	133
Amounts reclassified from AOCI	2	—	2
Amounts reclassified from AOCI, net of income tax	2	—	2
Balance at December 31, 2021	128	7	135
OCI before reclassifications	(717)	12	(705)
Deferred income tax benefit (expense) (2)	151	(3)	148
AOCI before reclassifications, net of income tax	(438)	16	(422)
Amounts reclassified from AOCI	11	—	11
Deferred income tax benefit (expense) (2)	(2)	—	(2)
Amounts reclassified from AOCI, net of income tax	9	—	9
Balance at December 31, 2022	$ (429)	$ 16	$ (413)

(1)
See Note 6 for information on offsets to investments related to future policy benefits and DAC.
(2)
The effects of income taxes on amounts recorded in AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.
17
9

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
10. Equity
 (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Statements of Operations Locations
	Years Ended December 31,
	2022	2021	2020
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$ (11)	$ (2)	$ 13	Net investment gains (losses)
Net unrealized investment gains (losses), before income tax	(11)	(2)	13
Income tax (expense) benefit	2	—	(3)
Net unrealized investment gains (losses), net of income tax	(9)	(2)	10
Total reclassifications, net of income tax	$ (9)	$ (2)	$ 10
11. Other Revenues and Other Expenses
Other Revenues
The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the
“Funds”) whereby the Company is paid monthly or quarterly fees (“12b-1 fees”) for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer’s investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.
To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company’s performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.
Direct other revenues consisted primarily of 12b-1 fees of $
12
million, $
14
million and $
13
million
for the years ended
December 31, 2022, 2021 and 2020, respectively, of which all were reported in the Annuities segment.
1
80

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
11. Other Revenues and Other Expenses
 (continued)
Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Compensation	$ 24	$ 24	$ 20
Contracted services and other labor costs	18	16	16
Transition services agreements	3	6	6
Establishment costs	3	4	8
Premium and other taxes, licenses and fees	4	2	—
Volume related costs, excluding compensation, net of DAC capitalization	23	25	22
Other	6	—	5
Total other expenses	$ 81	$ 77	$ 77
Capitalization of DAC
See Note 4 for additional information on the capitalization of DAC.
Related Party Expenses
See Note 14 for a discussion of related party expenses included in the table above.

1
8
1

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
12. Income Tax
The provision for income tax was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Current:
Federal	$ 92	$ 32	$ (3)
Deferred:
Federal	(130)	(38)	28
Provision for income tax expense (benefit)	$ (38)	$ (6)	$ 25

1
8
2

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
12. Income Tax
 (continued)
The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

Years Ended December 31,
	2022	2021	2020
(Dollars in millions)
Tax provision at statutory rate	$ (30)	$ (5)	$ 28
Tax effect of:
Resolution of prior years	(4)	—	—
Dividends received deduction	(2)	(1)	(2)
Change in uncertain tax benefits	(1)	—	—
Tax credits	(1)	(1)	(1)
Change in valuation allowance	—	1	—
Provision for income tax expense (benefit)	$ (38)	$ (6)	$ 25
Effective tax rate	26%	25%	19%
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities.
Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2022	2021
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$ 110	$ —
Net operating loss carryforwards	61	61
Investments, including derivatives	51	—
Tax credit carryforwards	8	7
Other	26	1
Total deferred income tax assets	256	69
Less: Valuation allowance	1	1
Total net deferred income tax assets	255	68
Deferred income tax liabilities:
DAC	51	45
Policyholder liabilities and receivables	35	44
Intangibles	1	1
Investments, including derivatives	—	49
Net unrealized investment gains	—	36
Total deferred income tax liabilities	87	175
Net deferred income tax asset (liability)	$ 168	$ (107)
At December 31, 2022, the Company had net operating loss carryforwards of approximately $
290
million, all of which is
carried forward indefinitely.
18
3

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
12. Income Tax
 (continued)
The following table sets forth the foreign tax credits available for carryforward for tax purposes at December 31, 2022.

Foreign Tax Credits Carryforwards
(In millions)
Expiration
2 023-2026	$ 1
2 027-2031	6
2 032-2036	1
2 037-2041	—
Indefinite	—
$ 8
The Company believes that it is more likely than not that the benefit from certain tax credit carryforwards will not be realized. Accordingly, a valuation allowance of $
1 million has been established on the deferred tax assets related to the tax credit carryforwards at December 31, 2022.
The Company’s liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its financial statements, although the resolution of income tax matters could impact the Company’s effective tax rate in the future.
The ending balance for unrecognized tax benefits that, if recognized, would impact the effective rate is $
0, $
1
 million and

$1 million for each of the years ended December 31, 2022, 2021 and 2020. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense.
Interest related to unrecognized tax benefits was not significant. The Company had no
penalties for each of the years ended
December 31, 2022, 2021 and 2020.
The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary.
The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audits for the years 2017 and forward is not expected to have a material impact on the Company’s financial statements.
Tax Sharing Agreements
For the periods prior to the Separation, the Company was included in a consolidated federal life and non-life income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company under the consolidated tax return regulations and a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.
For periods after the Separation, Brighthouse Life Insurance Company and any directly owned life insurance and reinsurance subsidiaries (including the Company and Brighthouse Reinsurance Company of Delaware) entered in a tax sharing agreement to join a life consolidated federal income tax return. The non-life subsidiaries of Brighthouse Life Insurance
Company will file their own federal income tax returns. The tax sharing agreements state that federal taxes are computed on a modified separate return basis with benefit for losses.
18
4

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
12. Income Tax
 (continued)
Income Tax Transactions with Former Parent
The Company entered into a tax separation agreement with MetLife, Inc. Among other things, the tax separation agreement governs the allocation between MetLife, Inc. and the Company of the responsibility for the taxes of the MetLife,
Inc. group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the years ended December 31, 2022, 2021 and 2020, MetLife, Inc. paid $
2 million, $
3 million and $
0, respectively,
to the Company under the tax separation agreement. At December 31, 2022 and 2021, the current income tax payable included $
0 and $
3 million, respectively, payable to MetLife, Inc. related to this agreement.
13. Contingencies, Commitments and Guarantees
Contingencies
Litigation
Sales Practices Claims
Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.
Summary
Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company’s financial statements, have arisen in the course of the Company’s business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the
Company’s compliance with applicable insurance and other laws and regulations.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the
Company’s financial position, based on information currently known by the Company’s management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company’s net income or cash flows in particular quarterly or annual periods.
Other Loss Contingencies
The Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities (“other loss contingencies”). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.
On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.
18
5

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
13. Contingencies, Commitments and Guarantees
 (continued)
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $
1 million and $
161 million at December 31, 2022 and 2021, respectively.
Commitments to Fund Private Corporate Bond Investments
The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were less than $
1 million and $
16 million at December 31, 2022 and 2021, respectively.
Guarantees
In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.
In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company’s interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.
The Company did
not have a liability for indemnities, guarantees and commitments at either December 31, 2022 or

2021.
14. Related Party Transactions
The Company has various existing arrangements with its Brighthouse Financial affiliates and had previous arrangements with MetLife, Inc. for services necessary to conduct its activities. Certain of the MetLife, Inc. services have continued, however, MetLife, Inc. ceased to be a related party in June 2018. See Note 11 for amounts related to continuing transition services.
The Company has related party reinsurance, debt and equity transactions (see Notes 5, 9 and 10). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:
Shared Services and Overhead Allocations
ServiceCo currently provides the Company certain services which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology.
When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that
18
6

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Financial Statements
 (continued)
14. Related Party Transactions
 (continued)
the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $
11 million, $
13 million and
$
11 million for the years ended December 31, 2022, 2021 and 2020, respectively. Costs incurred under these arrangements were $
52 million, $
54 million and $
53 million for the years ended December 31, 2022, 2021 and 2020, respectively, and were recorded in other expenses.
Included in these costs were those incurred related to the establishment of services and infrastructure to replace those previously provided by MetLife, Inc. The Company incurred costs of $
0, $
0 and $
3 million for the years ended December 31,
2022, 2021 and 2020, respectively. The Company has been charged a fee to reflect the value of the available infrastructure and services provided by these costs. While management believes the method used to allocate expenses under this arrangement has been reasonable, the allocated expenses may not have been indicative of those of a standalone entity. These establishment costs were fully allocated as of December 31, 2020.
The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($55) million and ($18) million at December 31, 2022 and 2021, respectively.
Broker-Dealer Transactions
The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $
11 million, $
13 million and $
12 million for the
years ended December 31, 2022, 2021 and 2020, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $
83 million, $
92 million and $
71 million for the years ended December 31, 2022, 2021
and 2020, respectively. The Company also had related party fee income receivables of $
1 million at both December 31, 2022
and 2021.
15. Subsequent Events
Intercompany Liquidity Facilities
Upon maturity on February 16, 2023, the November 2022 Promissory Note was replaced by a $125 million promissory note that bears interest at a fixed rate of 5.9937% and matures on May 16, 2023.
Capital Contribution
On March 24, 2023, Brighthouse Life Insurance Company approved a capital contribution of $
100
 million, which is

expected to be paid during the first quarter of 2023.
18
7

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)
Schedule I
Summary of Investments

Other Than Investments in Related Parties

December 31, 2022
(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
State and political subdivision	$ 298	$ 245	$ 245
U.S. government and agency	205	192	192
Public utilities	122	104	104
Foreign government	17	14	14
All other corporate bonds	2,995	2,588	2,588
Total bonds	3,637	3,143	3,143
Mortgage-backed and asset-backed securities	957	873	873
Redeemable preferred stock	11	9	9
Total fixed maturity securities	4,605	4,025	4,025
Equity securities:
Common stock:
Industrial, miscellaneous and all other	1	1	1
Non-redeemable preferred stock	3	3	3
Total equity securities	4	4	4
Mortgage loans	1,218		1,218
Limited liability companies	7		7
Other invested assets	266		266
Total investments	$ 6,100		$ 5,520

(1
)
Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited liability companies, cost represents original cost adjusted for equity in earnings and distributions.

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)
Schedule III
Supplementary Insurance Information

December 31, 2022 and 2021
(In millions)

Segment	DAC	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1), (2)	Unearned Revenue (1)
2022
Annuities	$ 310	$ 496	$ 4,817	$ —	$ 2
Life	14	362	11	1	—
Corporate & Other	1	12	—	—	—
Total	$ 325	$ 870	$ 4,828	$ 1	$ 2
2021
Annuities	$ 208	$ 461	$ 4,349	$ —	$ 2
Life	16	386	11	1	—
Corporate & Other	—	11	—	—	—
Total	$ 224	$ 858	$ 4,360	$ 1	$ 2

(1)
Amounts are included in the future policy benefits and other policy-related balances column.
(2)
Includes premiums received in advance.

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)
Schedule III
Supplementary Insurance Information (continued)

December 31, 2022, 2021 and 2020
(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC	Other Expenses
2022
Annuities	$ 97	$ 153	$ 79	$ 24	$ 66
Life	1	33	15	2	10
Corporate & Other	—	2	(1)	—	5
Total	$ 98	$ 188	$ 93	$ 26	$ 81
2021
Annuities	$ 113	$ 121	$ 42	$ (4)	$ 65
Life	4	35	10	2	11
Corporate & Other	1	1	(3)	—	1
Total	$ 118	$ 157	$ 49	$ (2)	$ 77
2020
Annuities	$ 102	$ 97	$ 59	$ 37	$ 57
Life	12	36	2	1	12
Corporate & Other	1	1	—	—	8
Total	$ 115	$ 134	$ 61	$ 38	$ 77

(1)
See Note 2 of the Notes to the Financial Statements for the basis of allocation of net investment income.

Brighthouse Life Insurance Company of NY

(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)
Schedule IV
Reinsurance

December 31, 2022, 2021 and 2020
(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2022
Life insurance in-force	$ 37,212	$ 32,121	$ —	$ 5,091	—%
Life insurance premium (1)	$ 71	$ 63	$ —	$ 8	—%
2021
Life insurance in-force	$ 39,572	$ 33,955	$ —	$ 5,617	—%
Life insurance premium (1)	$ 75	$ 62	$ —	$ 13	—%
2020
Life insurance in-force	$ 41,707	$ 35,792	$ —	$ 5,915	—%
Life insurance premium (1)	$ 82	$ 60	$ —	$ 22	—%

(1)
Includes annuities with life contingencies.
For the years ended December 31, 2022, 2021 and 2020, reinsurance ceded included related party transactions for life insurance in-force of $
24.5 billion, $
25.8 billion and $
27.0 billion, respectively, and life insurance premiums of $
47 million,
$
45 million and $
43 million, respectively. There were no related party transactions for assumed life insurance in-force and life insurance premiums for the years ended December 31, 2022, 2021 and 2020.

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Appendix A
Index Publishers
BLNY uses the Indices under license from the Indices’ respective publishers. The following information about the Indices is included in this prospectus in accordance with BLNY’s license agreements with the publishers of the Indices:
S&P Opco, LLC requires that the following disclaimer be included in this prospectus:
The S&P 500
®
is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”)
and has been licensed for use by
affiliates of Brighthouse Financial, Inc.
,
including Brighthouse Services, LLC and Brighthouse Life Insurance Company of NY
(collectively, “Brighthouse Financial”).
S
&
P
®
, S&P
500
®
,
US
500
,
The 500, iBoxx
®
, iTraxx
®
and CDX
®
are
trademarks of
S
&
P
Global
,
Inc.
or its affiliates
(“S&P”)
;
Dow Jones
®
is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow
Jones”)
;
and these
trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Brighthouse
Financial.
It is not possible to invest directly in an index.
Brighthouse Shield
®
Level Select 6-Year Annuity is not sponsored,
endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones
Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of
Brighthouse
Shield
®
Level Select 6-Year Annuity or any member of the public regarding the advisability of investing in securities generally or in Brighthouse Shield
®
Level Select 6-Year Annuity particularly or the ability of the S&P 500
®
to track general market
performance.
Past performance of an index is not an indication or guarantee of future results.
S&P Dow Jones Indices’ only
relationship to Brighthouse Financial with respect to the S&P 500
®
is the licensing of the Index and certain trademarks,
service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500
®
is determined, composed
and calculated by S&P Dow Jones Indices without regard to Brighthouse Financial or
Brighthouse Shield
®
Level Select 6-Year
Annuity. S&P Dow Jones Indices have no obligation to take the needs of Brighthouse Financial or the owners of Brighthouse
Shield
®
Level Select 6-Year Annuity into consideration in determining, composing or calculating the S&P 500
®
. S&P Dow
Jones Indices
have
no obligation or liability in connection with the administration, marketing or trading of Brighthouse Shield
®
Level Select 6-Year Annuity. There is no assurance that investment products based on the S&P 500
®
will accurately track
index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser,
commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter”
(as defined in the Investment
Company Act of 1940, as amended),
“expert” as enumerated within 15 U.S.C. § 77k(a) or tax
advisor. Inclusion of a security
,
commodity, crypto currency or other asset
within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security,
commodity, crypto currency or other asset,
nor is it considered to be investment advice
or commodity
trading advice
.
NEITHER
S&P DOW JONES INDICES
NOR THIRD PARTY LICENSOR GUARANTEES
THE ADEQUACY, ACCURACY, TIMELINESS
AND/OR THE COMPLETENESS OF THE S&P 500
®
INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION,
INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH
RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS,
OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND
EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS
TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE FINANCIAL, OWNERS OF
BRIGHTHOUSE SHIELD
®
LEVEL SELECT 6-YEAR
ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500
®
OR WITH RESPECT TO ANY DATA RELATED
THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE
LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED
TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY
OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.
S&P DOW JONES INDICES HAS NOT
REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER,
THE LICENSEE BRIGHTHOUSE SHIELD
®
LEVEL SELECT 6-YEAR ANNUITY REGISTRATION STATEMENT, PROSPECTUS OR
OTHER OFFERING MATERIALS.
THERE ARE NO THIRD
-
PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS
BETWEEN S&P DOW JONES INDICES AND BRIGHTHOUSE FINANCIAL, OTHER THAN THE LICENSORS OF S&P DOW JONES
INDICES.
Frank Russell Company requires that the following disclaimer be included in this prospectus:
The Brighthouse Shield
®
Level Select 6-Year Annuity is not sponsored, endorsed, sold or promoted by Frank Russell
Company (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Brighthouse
Shield
®
Level Select 6-Year Annuity or any member of the public regarding the advisability of investing in securities generally or in the Brighthouse Shield
®
Level Select 6-Year Annuity particularly or the ability of the Russell 2000
®
Index to track general
stock market performance or a segment of the same. Russell’s publication of the Russell 2000
®
Index in no way suggests or
implies an opinion by Russell as to the advisability of investment in any or all of the securities upon which the Russell 2000®
Index is based. Russell’s only relationship to affiliates of Brighthouse Financial, Inc., including Brighthouse Services, LLC and
A-1

Brighthouse Life Insurance Company
(collectively, “Brighthouse Financial”) is the licensing of certain trademarks and trade names of Russell and of the Russell 2000
®
Index which is determined, composed and calculated by Russell without regard to
Brighthouse Financial or the Brighthouse Shield
®
Level Select
6
-Year Annuity. Russell is not responsible for and has not
reviewed the Brighthouse Shield
®
Level Select
6
-Year Annuity nor any associated literature or publications and Russell makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000
®
Index. Russell has no
obligation or liability in connection with the administration, marketing or trading of the Brighthouse Shield
®
Level Select
6
-Year Annuity.
RUSSELL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RUSSELL 2000
®
INDEX OR ANY
DATA INCLUDED THEREIN AND RUSSELL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS
THEREIN. RUSSELL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BRIGHTHOUSE
FINANCIAL, INVESTORS, OWNERS OF THE BRIGHTHOUSE SHIELD
®
LEVEL SELECT
6
-YEAR ANNUITY OR ANY OTHER PERSON
OR ENTITY FROM THE USE OF THE RUSSELL 2000
®
INDEX OR ANY DATA INCLUDED THEREIN. RUSSELL MAKES NO EXPRESS
OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RUSSELL 2000
®
INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT
LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RUSSELL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT,
OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
MSCI Inc. requires that the following disclaimer be included in this prospectus:
THE BRIGHTHOUSE SHIELD
®
LEVEL SELECT
6
-YEAR ANNUITY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED
BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED
IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE
MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI
OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY AFFILIATES OF BRIGHTHOUSE
FINANCIAL, INC. INCLUDING BRIGHTHOUSE SERVICES, LLC, BRIGHTHOUSE LIFE INSURANCE COMPANY, AND BRIGHTHOUSE
LIFE INSURANCE COMPANY OF NY (COLLECTIVELY, “BRIGHTHOUSE FINANCIAL”). NONE OF THE MSCI PARTIES MAKES ANY
REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER
PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT
PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR
ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI
INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE
ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY
OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO
CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS
RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS
PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO
WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE
ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION,
MARKETING OR OFFERING OF THIS PRODUCT.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI
INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE
ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE
MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE
PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA
INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR
INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE
MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY
DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH
MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF
THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER
DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of the Brighthouse Shield® Level Select 6-Year Annuity, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
A-2

Appendix B
Index Substitution Investment Amount Example
The following example illustrates how we would calculate your Investment Amount on a Term End Date when there is an
Index substitution. We assume no withdrawals and a $100,000 Purchase Payment into a Shield Option with a 1-Year Term /
Shield 10 / S&P 500
®
Index with a Cap Rate of 10%.
Initial Account Value:
Investment Amount at Term Start Date	$100,000
Term	1-Year
Initial Index	S&P 500 ® Index
S&P 500 ® Index Index Value on Term Start Date	1,400
Cap Rate	10%
Shield Rate	10%
On date of Index Substitution halfway through the Term:
Index substitution
Number of days since Term Start Date	183
Index Value for S&P 500 ® Index	1,330
Index Performance for S&P 500 ® Index (1)	–5%
Substituted Index	Russell 2000 ® Index
Index Value for Russell 2000 ® Index on substitution date	1,250
Calculation of Investment Amount at Term End Date:
Index Value for Russell 2000 ® Index	1,375
Index Performance for S&P 500 ® Index (1)	–5%
Index Performance for Russell 2000 ® Index (2)	10%
Total Index Performance for the Term (3)	4.5%
Cap Rate	10%
Shield Rate	10%
Performance Rate (4)	4.5%
Performance Rate Adjustment (5)	$4,500
Investment Amount at Term End Date (6)	$104,500

The following notes
to the tables above
provide important calculations showing how certain values are determined
.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Index substitution. Index Performance is calculated as follows:
(1330 [Index Value at date of substitution] — 1400 [Index Value at Term Start Date])

÷ 1400 [Index Value at Term Start Date]) = –5%
(2)
Index Performance is equal to the percentage change in the Index Value measured from the date of the Index substitution to the Term End Date. Index Performance is calculated as follows:
(1375 [Index Value at Term End Date] — 1250 [Index Value at date of the substitution])

÷ 1250 [Index Value at date of substitution]) = 10%
(3)
Since there was an Index substitution
from the
S&P 500® Index (
initial Index
)
to the
Russell 2000® Index (
substituted
Index),
the
Total Index Performance for the Term is equal to the S&P 500® Index Value at the Index substitution date
B-1

divided by the S&
P 500® Index Value at the Term Start Date multiplied by the Russell 2000® Index Value at the Term
End
Date
divided by the Russell 2000® Index Value at the substitution date
–1. Total Index Performance for the Term is
calculated as follows:
(initial Index at Index substitution date ÷ initial Index at Term Start Date)

x (substituted Index at Term End Date ÷ substituted Index at substitution date) –1

(1330÷1400) x (1375÷1250)
–1= 4.5%
(4)
The Performance Rate is equal to the Index Performance (4.50%) because the total Index Performance for the Term is greater than zero and less than the Cap Rate.
(5)
The Performance Rate Adjustment is equal to the product of the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) multiplied by the Performance Rate. The Performance Rate
Adjustment is calculated as follows:
$100,000 [Investment Amount at Term Start Date] x 4.5% [Performance Rate] = $4,500
(
6)
The Investment Amount at Term End Date is equal to the Investment Amount at the Term Start Date adjusted for any withdrawals (there are no withdrawals in the example) plus the Performance Rate Adjustment. The Investment Amount at
Term End Date is calculated as follows:
$100,000 [Investment Amount at Term Start Date]
+
$4,500 [Performance Rate Adjustment] = $104,500
B-2

Appendix C
Return of Premium Death Benefit Example
The purpose of this example is to illustrate the operation of the Return of Premium death benefit. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the allocation made by an Owner and the Index
Performance for the Shield Options chosen.
The examples do not reflect the deduction of fees and charges, if any,
Withdrawal Charges or income taxes and tax penalties.
Return of Premium Death Benefit
The purpose of this example is to show how partial withdrawals reduce the Return of Premium death benefit proportionally by the percentage reduction in Account Value of the Shield Option(s) and the Fixed Account for each partial withdrawal.

		Date	Amount
A	Purchase Payment	Issue Date	$100,000
B	Account Value	First Contract Anniversary	$90,000
C	Death Benefit	First Contract Anniversary	$100,000 (= greater of A and B)
D	Withdrawal	One Day after the First Contract Anniversary	$9,000
E	Percentage Reduction in Account Value	One Day after the First Contract Anniversary	10% (= D/B)
F	Account Value after Withdrawal	One Day after the First Contract Anniversary	$81,000 (= B-D)
G	Purchase Payment Reduced for Withdrawal	One Day after the First Contract Anniversary	$90,000 (= A-(A × E))
H	Death Benefit	One Day after the First Contract Anniversary	$90,000 (= greater of F and G)
Notes to Example
.
Purchaser is age 60 at issue.
The Account Values on the First Contract Anniversary and One Day after the First Contract Anniversary are assumed to be equal prior to the withdrawal.
C-1

(THIS PAGE INTENTIONALLY LEFT BLANK.)

Appendix D
The Fixed Account
The Fixed Account is a funding option that may be available and is part of BLNY’s General Account assets. These General
Account assets include all assets of BLNY other than those held in the Separate Accounts sponsored by BLNY or its affiliates.
Any interest in the Fixed Account is not a security under the Securities Act of 1933 and the Fixed Account is not
registered under or regulated by the Investment Company Act of 1940. Accordingly, the Fixed Account is not offered by virtue of the prospectus. The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed
Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Under the Fixed Account, BLNY assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Income Payment. We guarantee that, at any time, the Fixed Account Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable Premium Taxes or prior withdrawals.
Account Value allocated to the Fixed Account and any transfers made to the Fixed Account become part of BLNY’s
General Account, which supports insurance and annuity obligations. The General Account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.
Investment income from the Fixed Account allocated to us includes compensation for risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.
We guarantee that for the life of the Contract, interest credited to your Fixed Account Value during the Interest Rate Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate allowed by state law.
The current Minimum Guaranteed Interest Rate applicable to any Contract will not be less than 1%. We reserve the right to change the rate subject to state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the Minimum Guaranteed Interest Rate at our sole discretion. You assume the risk that interest credited to the Fixed
Account may not exceed the Minimum Guaranteed Interest Rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.
For renewals into the Fixed Account, the new guaranteed interest rate will be declared for each subsequent Interest Rate
Term. At the Interest Rate Term End Date, the Fixed Account Value will automatically be renewed into the same Interest Rate
Term, with the new interest rate, unless otherwise instructed by you. You have the Transfer Period to notify us that you want to transfer some or all of your Fixed Account Value to a new Shield Option(s).
Fixed Account Value.
We credit interest to the portion of the Account Value allocated to the Fixed Account. (See “Interest
Crediting” below.) The Fixed Account is part of our General Account. We guarantee that the interest credited to your initial allocation to the Fixed Account during the Interest Rate Term beginning on the Issue Date will not be accumulated at less than the Minimum Guaranteed Interest Rate. Thereafter, we will declare an interest rate as of each Contract Anniversary for the duration of the Interest Rate Term and such rate will not be less than the Minimum Guaranteed Interest Rate. If the declared interest rate equals the Minimum Guaranteed Interest Rate specified in your Contract and we are unable to support the
Minimum Guaranteed Interest Rate, we reserve the right, with thirty (30) days advance written Notice, to restrict transfers and allocations into the Fixed Account.
The initial Fixed Account Value is the amount initially allocated to the Fixed Account. Thereafter, the Fixed Account Value
equals: (a) the initial Fixed Account Value or the Fixed Account Value on the most recent Contract Anniversary, as applicable, including any transfers; plus (b) any interest credited by us; less (c) the amount of any withdrawals including any Withdrawal
Charges; and less (d) any Premium or Other Taxes, if applicable.
Interest Crediting.
Interest will be compounded and credited to the Fixed Account at an annual effective interest rate declared by us. Interest will be credited on amounts allocated to the Fixed Account through the effective date such amounts are withdrawn or transferred from the Fixed Account.
Deferral of Payments.
After receipt of a Notice of withdrawal, we reserve the right to defer payment for a withdrawal for the period permitted by law but not for more than six (6) months.
D-1

Important terms that will help you understand this Appendix D:
Interest Rate Term.
The Interest Rate Term is the length of time over which the current interest rate is guaranteed.
The minimum Interest Rate Term depends on the date your Contract is issued but will not be less than one (1) year. No Interest
Rate Term will extend beyond the Annuity Date.
Fixed Account Value.
The Fixed Account Value at the end of the Interest Rate Term.
Transfers.
During the Accumulation Period you may only make a transfer to the Fixed Account and to a new Shield
Option(s) during the Transfer Period. The effective date of such transfer is the first day of the Interest Rate Term and/or a
Term(s) in which the transfer is made.
D-2

Part II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 13. Other Expenses of Issuance and Distribution.
The following is an itemized list of the estimated expenses to be incurred in connection with the securities being offered:
Accountant’s Fees and Expenses: $3,710
Legal Fees and Expenses: $45,000
Printing Expenses: $6,195
Registration Fee: $0
Item 14. Indemnification of Directors and Officers.
Pursuant to applicable provisions of the Registrant’s by-laws or internal corporate policies adopted by the Registrant or its ultimate parent, the directors, officers and other controlling persons of the Registrant who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between the Registrant and the Underwriter, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of the Underwriter’s distribution of the Contracts. BLNY also maintains insurance policies insuring its directors and officers against certain liabilities they may incur in their capacity as such.
15. Recent Sales of Unregistered Securities.
Not applicable.
Item 16. Exhibits
Exhibit
Number
Description
1(a).
Principal Underwriting Agreement and Distribution Agreement between Brighthouse Life Insurance Company of NY and Brighthouse Securities, LLC (effective 3-6-17). (Filed as Exhibit 1(a) with Registration Statement No. 333-217514 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
1(b)(i).
Brighthouse Securities, LLC Sales Agreement [Enterprise Selling Agreement 5-17]. (Filed as Exhibit 1(b) with Registration Statement No. 333-217514 on Form S-3 on July 11, 2017 and incorporated herein by reference.)
1(b)(ii).
Form of Brighthouse Securities, LLC Sales Agreement [7-19 NY]. (Filed herewith.)
2.
None.
3(a)(i).
Charter of Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company) as amended. (Incorporated by reference to Exhibit 3.1 to Amendment No. 1 to Form 10, filed by Brighthouse Life Insurance Company of NY on December 23, 2016.)
3(a)(ii).
Certificate of Amendment of Charter of Brighthouse Life Insurance Company of NY (formerly First MetLife Investors Insurance Company). (Incorporated by reference to Exhibit 3.1 to Form 8-K, filed by Brighthouse Life Insurance Company of NY on March 6, 2017.)
3(b).
Amended and Restated Bylaws of Brighthouse Life Insurance Company of NY, as effective March 6, 2017. (Incorporated by reference to Exhibit 3.2 to Form 8-K, filed by Brighthouse Life Insurance Company of NY on March 6, 2017.)
4(a).
Contract [ML-22494 (09-12) FC, ML-22494 (09-12) base policy, BL-22495-NY (5/17)-6yr CS]. (For Contracts issued before January 1, 2023.) (Filed as Exhibit 4(a) with Registration Statement No. 333-217514 on Form S-3 on April 27, 2017 and incorporated herein by reference.)

Exhibit
NumberDescription
4(b).
Fixed Account Rider [ML-22496 (09-12)]. (Filed as Exhibit 4(b) with Registration Statement No. 333-217514 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(c).
Death Benefit Rider - Return of Premium [7-ROP-1 (5/17)]. (Filed as Exhibit 4(c) with Registration Statement No. 333-217514 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(d).
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider [ML-1215 (01/01/02)]. (Filed as Exhibit 4(d) with Registration Statement No. 333-217514 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(e).
Waiver of Withdrawal Charge for Terminal Illness Rider [ML-1216 (01/01/02)]. (Filed as Exhibit 4(e) with Registration Statement No. 333-217514 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(f).
Individual Retirement Annuity Qualification Rider [ML-22499 (09/12)]. (Filed as Exhibit 4(f) with Registration Statement No. 333-217514 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(g).
Roth Individual Retirement Annuity (“Roth IRA”) Endorsement. [ML-22503 (09/12)]. (Filed as Exhibit 4(g) with Registration Statement No. 333-217514 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(h).
Individual Non-Qualified Annuity Endorsement [ML-22504 (09/12)]. (Filed as Exhibit 4(h) with Registration Statement No. 333-217514 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(i).
Designated Beneficiary Non-Qualified Annuity Endorsement [FMLI-NQ-1 (11/05)-I]. (Filed as Exhibit 4(i) with Registration Statement No. 333-217514 on Form S-3 on April 27, 2017 and incorporated herein by reference.)
4(j).
Contract [ML-22494 (12/21), BL-22495-NY (06/22)-6yr]. (For Contracts issued on or after January 1, 2023.) (Filed as Exhibit 4(j) with Registration Statement No. 333-265199 on Form S-1 on January 17 2023 and incorporated herein by reference.)
5.
Opinion and Consent of Counsel. (Filed as Exhibit 5 with Registration Statement No. 333-265199 on Form S-3 to Form S-1 on October 3, 2022 and incorporated herein by reference.)
8.
None.
9.
None.
10.
None.
15.
None.
16.
None.
21.
Subsidiaries of Registrant as of December 31, 2022. (Filed herewith.)
22.
None.
23.
Consent of Independent Registered Public Accounting Firm. (Filed herewith.)
24.
Powers of Attorney for David A. Rosenbaum, David W. Chamberlin, Jeffrey P. Halperin, Michael J. Inserra, Mayer Naiman, Richard C. Pearson, Douglas A. Rayvid, Kristine Toscano and Gianna H. Figaro-Sterling. (Filed herewith..)
25.
None.
96.
None.
99.
None.

Exhibit
NumberDescription
101.
Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document. (Filed herewith.)
107.
Filing Fee Table. (Filed as Exhibit 107 with Registration Statement No. 333-265199 on Form S-3 on July 13, 2022 and incorporated herein by reference.)
Item 17. Undertakings.
The undersigned registrant hereby undertakes as follows, pursuant to Item 512 of Regulation S-K:
1.
To file, during any period in which offers or sales of the registered securities are being made, a post-effective amendment to this registration statement:
i.
to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
ii.
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price set represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement, and
iii.
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
2.
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
3.
To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
4.
That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
5.
That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
i.
Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
ii.
Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
iii.
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

iv.
Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
6.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on April 7, 2023.
BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
(Registrant)
By: /s/ Donald A. Leintz

Donald A. Leintz Vice President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ David A. Rosenbaum David A. Rosenbaum	Chairman of the Board, President, Chief Executive Officer and a Director	April 7, 2023
/s/ David W. Chamberlin David W. Chamberlin	Director	April 7, 2023
/s/ Jeffrey P. Halperin Jeffrey P. Halperin	Director	April 7, 2023
/s/ Michael J. Inserra Michael J. Inserra	Director	April 7, 2023
Mayer Naiman	Director
/s/ Richard C. Pearson Richard C. Pearson	Director	April 7, 2023
/s/ Douglas A. Rayvid Douglas A. Rayvid	Director	April 7, 2023
/s/ Kristine Toscano Kristine Toscano	Vice President and Chief Financial Officer	April 7, 2023
/s/ Gianna H. Figaro-Sterling Gianna H. Figaro-Sterling	Vice President and Controller	April 7, 2023

INDEX TO EXHIBITS
1(b)(ii).
Form of Brighthouse Securities, LLC Sales Agreement
23.
Consent of Independent Registered Public Accounting Firm
24.
Powers of Attorney
101.
Inline Interactive Data File